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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8817
ING Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end: May 31
Date of reporting period: June 1, 2007 to November 30, 2007
ITEM 1. REPORTS TO STOCKHOLDERS.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

November 30, 2007

Classes A, B, C, I, O and Q

Domestic Equity and Income Fund

• ING Real Estate Fund

Domestic Equity Growth Funds

• ING Fundamental Research Fund
• ING LargeCap Growth Fund
• ING MidCap Opportunities Fund
• ING Opportunistic LargeCap Fund
• ING SmallCap Opportunities Fund

Domestic Equity Value Funds

• ING Financial Services Fund
• ING LargeCap Value Fund
• ING SmallCap Value Choice Fund

•	ING Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
December 21, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:      SIX MONTHS ENDED NOVEMBER 30, 2007

We started our new fiscal year knowing that the last one would be a hard act to follow, with the equity indices for most of the major regions returning more than 20% in local currencies. Few, however, could have expected the tumult of the first half of the reporting period. After nervous optimism persisted into July 2007, a credit crisis sent investors fleeing stock markets and into Treasuries. The U.S. Federal Reserve Board (the “Fed”) rate cuts provided some solace, but by the end of November 2007, these were no longer enough. For the six-month period ended November 30, 2007, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) fell 3.4%. In currencies, the view that European interest rates would stay firmer than those in the U.S., supported the pound and euro for most of the period, while the yen continued to be dragged down by the “carry trade”, in which speculators borrow in yen at low interest rates and buy higher yielding securities in other currencies. But in the flight from risk, these trades were unwound and the yen rebounded. For the six months ended November 30, 2007, the dollar fell 9.1%, 4.5% and 9.5% against the euro (repeatedly making new lows), pound and yen, respectively.

The recession in the housing market had taken a new disturbing turn by the summer, as lax lending standards especially in the sub-prime mortgage loan sector were sending foreclosure rates and default provisions soaring, and some lenders into bankruptcy. Furthermore, the huge volumes of securities backed by such loans were declining in value, if they could find a bid at all. Much of this exposure was held by hedge funds and structured investment vehicles, which financed their purchases with investors’ money and by issuing lower yielding short term commercial paper, a variant of the carry trade. In June 2007, the investment bank, Bear Stearns, had to step in to rescue two of its hedge funds in distress over holdings in mortgage bonds.

So far, few observers believed that the sub-prime mortgage problems might lead to recession. But from mid-July 2007, a series of shocks sent investors scurrying for cover. A large mortgage lender, Countrywide, reported that the sub-prime default crisis had spread to other classes of mortgage loans. Worse, by month-end, American Home Mortgage revealed that its creditors had initiated margin calls and that bankruptcy was a possibility. A week later it was fact.

Confirmation that the global asset-backed commercial paper market was close to atrophy came on August 9, 2007 from an unlikely source when French bank BNP Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were by now reluctant to lend to each other because no-one could be sure where the exposure to tainted securities ultimately lay.

Central banks responded by pouring billions into the inter-bank system. On August 17, 2007, the Fed cut the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%), followed on September 18, 2007, by an unexpectedly soothing 50 basis points (0.50%) federal funds rate reduction and another 50 basis points (0.50%) cut in the discount rate. Finally, on October 31, 2007, the Federal Open Market Committee (“FOMC”) cut both rates by an additional 0.25%.

Yet, as November 2007 wore on, many wondered how much further the FOMC could go, with consumer price inflation above 2%, and even whether rate cutting was the answer to what seemed like a different set of problems. Bank lending standards to businesses and consumers were tightening. The asset-backed commercial paper market continued to shrink. Financial institutions were writing down mortgage backed securities in billions of dollars at a time. Home prices were still falling.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, had at last breached their March 2000 record in May 2007 and the S&P 500® Index proceeded fitfully to its best level yet on July 19, 2007, reassured by better than expected corporate profits. But the prospect of continued takeover activity, that other great pillar of stock market support worldwide, vanished with the liquidity required to fund it, as the events described above played out. This and general risk aversion took the S&P 500® Index down about 9.5% in the next 19 trading sessions. Recovery was swift after rate cut expectations set in, with a rise of nearly 3% in response to the pleasant surprise on September 18, 2007, and a new all time record close on October 9, 2007. It didn’t last. The financials sector led third quarter S&P 500 earnings lower by about 9% year over year and with growing doubts that any real progress out of the crisis was being made, the same sector dragged the S&P 500® Index down sharply in

2

MARKET PERSPECTIVE:      SIX MONTHS ENDED NOVEMBER 30, 2007

November 2007, leading to a return of (2.3)% for the six-month period ended November 30, 2007.

Internationally, the MSCI Japan® Index(3) fell 12.0% in the first half of the fiscal year. As the period started gross domestic product (“GDP”) was already contracting, while consumer prices and wages maintained a downward drift almost without interruption through November 2007. Additionally, the unwinding of carry trades boosted the yen and threatened exports. The MSCI Europe ex UK® Index(4) returned (4.9)% over the same period. A rally on continuing merger and acquisition activity and record low Eurozone unemployment, succumbed to nervousness in mid-July 2007, after another rate increase and turned into a rout as the sub-prime debacle unfolded. The MSCI UK® Index(5) retreated 2.1% after stocks initially surged into the summer, shrugging off a rate increase to a six-year high as a robust service sector and merger and acquisition activity bolstered sentiment. The August 2007 slide then was even more violent than in continental Europe.

(1) The MSCI World IndexSMis a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, both of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (14.43)% compared to the Morgan Stanley Capital International U.S. REIT Index(1) (“MSCI U.S. REIT® Index”), which returned (15.02)%, for the same period.

Portfolio Specifics: The last six months have been a difficult period for real estate stocks as concerns regarding an economic slowdown have weighed heavily on the markets. Market angst regarding conditions in the U.S. housing market and the sub-prime lending market washed over to real estate stocks, which we believe to be unwarranted as commercial property fundamentals have remained solid and we continue to see earnings growth in 2008 to be at or above long-term sector averages.

The Fund outperformed its benchmark for the six-month period as the result of strong security selection. The Fund’s exposure to the industrial, mall, shopping center, hotel and healthcare sectors contributed to positive relative performance for the period. The Fund’s exposure to the office sector was the only relative detractor from performance during this period. The Fund maintained an average overweight to the mall, hotel and office sectors during the period and maintained an average underweight to the industrial, shopping center, healthcare, apartment and storage sectors. Allocations to the apartment and mall sectors added to relative performance, while allocations to the industrial and office sectors hindered relative performance. Current sector positioning, at November 30, 2007, is highlighted by overweights to the mall, healthcare, office and shopping center sectors and underweights to the industrial, apartment and storage sectors.

The top performing stock during the period was Hilton Hotels Corp., which appreciated sharply as a result of the announcement during the summer that it would be taken private by the Blackstone Group. Additionally, shopping center real estate investment trusts (“REITs”) Federal Realty and Tanger Factory Outlet Centers, Inc., healthcare REITs Ventas, Inc. and Nationwide Health Properties, Inc., as well as mall REIT Taubman Centers, Inc. were outperformers in a down market, contributing to relative performance. Office REITs SL Green Realty Corp. and Highwoods Properties, Inc., and apartment REIT Post Properties, Inc. were Fund holdings that underperformed during this period.

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: When recently assessing Fund strategy, we considered three scenarios which center on different outlooks for the U.S. economy and implications for real estate company performance in the coming months. The most pessimistic scenario assumed the U.S. falls into recession and the most optimistic scenario assumed only a minor slow down in U.S. economic growth, consistent with the prevailing consensus.

In assessing the real estate market environment, the scenario to which we ascribed the greatest probability (50%), sees U.S. gross domestic product (“GDP”) growth at 1.0% in 2008 and no recession. We believe the Federal Reserve will remain accommodative, with up to a further 50 basis point (0.5%) reduction in the federal funds rate over the coming year. From a bottom-up standpoint, we project growth in cash flow per share among the companies we cover and estimate a further rise in cap rates, with a resulting decrease in net asset values (“NAV”). The “good news” from a valuation standpoint is that our increase in cap rates is already reflected in current pricing. The “bad news” is that sentiment remains fragile amid macro-economic crosscurrents.

Fund strategy has seen a shift to a more defensive positioning in recent months, trimming exposure from more economically-sensitive sectors (hotels, apartments and storage) and adding exposure to less economically-sensitive sectors (healthcare, malls and shopping centers), given the current economic environment, our forward earnings outlook, and view of relative valuations.

The rationale for a listed property strategy remains very much intact, including diversification via low correlation to broad equities and bonds, continued strong property fundamentals, and attractive current dividend yields (4.7% average REIT dividend yield, versus a 4% 10-Year Treasury yield). More importantly, current valuations relative to private market real estate are quite favorable, as we estimate U.S. property companies are currently trading at an average 14% discount to their NAV.

The approximate 30% sell-off from February’s peak is reminiscent of the corrections in the early and late 90’s (August 1989 to October 1990 and January 1998 to November 1999), each of which saw a peak-to-trough decline in excess of -20%. Both of these previous corrections were followed by fairly sharp rebounds in the twelve months after the market bottom (36% in the first case and 22% in the second).

It is important to understand the differences between this and previous corrections. Today, the U.S. REIT universe consists primarily of companies that we believe to have strong balance sheets

Top Ten Holdings

as of November 30, 2007
(as a percent of net assets)

Simon Property Group, Inc.	9.3%

Prologis	6.9%

Boston Properties, Inc.	6.0%

Vornado Realty Trust	4.6%

Federal Realty Investment Trust	4.4%

Regency Centers Corp.	4.2%

General Growth Properties, Inc.	4.1%

Ventas, Inc.	4.1%

Host Hotels & Resorts, Inc.	3.9%

SL Green Realty Corp.	3.6%

Portfolio holdings are subject to change daily.

and to have been prudent capital allocators — unlike the 1998-99 situation when many (if not most) REITs were in the midst of huge acquisition programs as part of the “pie-eating” philosophy prevailing at the time encouraging companies to take full advantage of the open equity window offered by Wall Street. In our view, today’s companies have been very sparing issuers of new equity and have had fairly modest acquisition programs, leaving very few in distressed situations.

In our opinion, the market has priced in a pessimistic scenario that is likely beyond what the actual experience will be in terms of economic slowdown and changes in commercial real estate valuations. While it is always possible to imagine scenarios that are even worse than expected, it now appears to us that much of the bad news is already built in to the stock prices and that this is looking like a buying opportunity to us, especially since nobody has the courage to step up and buy. It feels more like capitulation and panic than rational selling. An interesting arbitrage has opened up between public and private market real estate affording investors who are not faint-of-heart, given the high volatility of market prices, an opportunity to buy real estate now in the public market at very attractive relative valuations.

(1) The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT

ING Fundamental Research Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Christopher Corapi, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.12)% compared to Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned (2.33)%, for the same period.

Portfolio Specifics: The Fund benefited the most from favorable sector allocation decisions, particularly by underweighting financials and consumer discretionary while overweighting technology. Stock selection in the financial, industrials and healthcare sectors was another contributor to performance. The Fund was hurt by stock selection in the consumer discretionary and consumer staples sectors.

Among the stocks that contributed most to return within financials were Assurant, Inc. and Principal Financial Group, Inc. Assurant, Inc., a niche insurance player, benefited from the turmoil in the sub-prime mortgage market. Their dominant position in the force-placed homeowners market expanded as credit worsened. Principal Financial Group, Inc. had strong fund flows in their 401(k) business. Additionally, their life and health insurance businesses improved dramatically from last quarter.

Within health care, Covance, Inc. and Merck & Co., Inc. contributed meaningfully to results. Pharmaceutical companies are outsourcing research to contract research organizations such as Covance, Inc. Covance, Inc., an industry leader in toxicology services in drug develop-

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ment, is benefiting from this trend, especially as the demand for toxicology services is rising. Merck & Co., Inc. reported positive quarterly results beating Wall Street estimates. The firm has executed well on its pipeline development and gotten drug approvals at the FDA. In industrials, our investment in Foster Wheeler (sold) experienced strong growth abroad and was recently awarded new power contracts.

The stocks that detracted most from return in the consumer discretionary sector were Children’s Place, Liz Claiborne, Inc. and Macy’s, Inc. We exited our position in Children’s Place after the firm violated its newly re-signed contract with Disney. An accounting scandal also surfaced damaging the stock. We sold Macy’s, Inc. as the current credit crunch dampened our thesis that Macy’s, Inc. was a strong takeout candidate. Liz Claiborne, Inc. has suffered along with the entire retail group as fears of a macroeconomic slowdown and poor weather have weighed heavily on the company’s outlook. We believe the firm’s recent business divestures and reallocation of resources to its main brands are positive potential catalysts for the stock.

Within consumer staples, Fomento Economico Mexicano S.A.B. de C.V. (“Fomento”) (sold) was a drag on performance. The hurricanes in Mexico dampened demand for beer. To combat weaker beer sales, Fomento and their competitors aggressively dropped prices pressuring margins.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it.

Top holdings include XTO Energy, Inc., Google, Inc., Intel Corp., Microsoft Corp. and Merck & Co., Inc. (mentioned above). XTO Energy has consistently grown its reserve base. We believe this low cost producer will continue to generate enough cash to fund its own growth. Furthermore, we have high confidence in XTO’s management. We believe that the Google’s IT invest-

Top Ten Holdings*
as of November 30, 2007
(as a percent of net assets)

ExxonMobil Corp.	5.2%

Microsoft Corp.	3.5%

Google, Inc. — Class A	3.0%

AT&T, Inc.	2.8%

Intel Corp.	2.7%

Lehman Brothers Holdings, Inc.	2.5%

Altria Group, Inc.	2.5%

Merck & Co., Inc.	2.3%

General Electric Co.	2.2%

Johnson & Johnson	2.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

ments in new product development such as its mobile phone initiatives as well as its online advertising business may help drive growth going forward. We expect the PC cycle to be longer and stronger than Wall Street expectations boosting Intel and Microsoft. Strong unit growth in PC shipments and emerging market growth are potential catalysts.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING LARGECAP GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

ING LargeCap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Andrew J. Schilling, Portfolio Manager of Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.46% compared to the Russell 1000® Growth Index(1) and the Russell 1000® Index(2), which returned 2.24% and (2.56)%, respectively, for the same period.

Portfolio Specifics: The Fund’s outperformance was driven by security selection; sector allocation, a result of bottom-up stock selection, had a negligible effect on relative performance, as overweight positions in strong materials and information technology stocks and an underweight in lagging consumer discretionary stocks was largely offset by an overweight among trailing telecommunication services stocks. Selection was particularly strong in the industrials and materials sectors.

Top contributors to relative returns included Suntech Power Holdings Co., Ltd. (industrials), Transocean, Inc. (energy), Fluor (industrials), and Vale, previously known as Cia Vale do Rio Doce, (materials). Chinese solar manufacturer Suntech Power Holdings Co., Ltd. saw its shares gain after higher-than-expected quarterly earnings led to upward earnings revisions. Transocean, Inc., the world’s largest offshore drilling firm, is benefiting from high day rates, strong rig utilization, record backlog, and a strong financial position. We believe the company is well positioned in a strong industry cycle for international oil and gas services. Engineering and construction company Fluor reported solid earnings, led by strength in oil and gas, power generation, and infrastructure projects. Fluor

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

remains favorably positioned with a healthy project pipeline and a series of large contract wins. Brazilian metals and mining company Vale’s shares moved sharply higher on strength in iron ore prices. The firm is benefiting from solid iron ore fundamentals as strong Chinese demand sustains tight capacity and a favorable pricing environment. Top absolute contributors during the period included consumer electronics company Apple and search giant Google, Inc.

NII Holdings, Inc. (telecommunication services), Kohl’s Corp. (consumer discretionary), and Manpower, Inc. (industrials) were among the top detractors from relative and absolute performance during the period. NII Holdings, Inc. a wireless communications company primarily serving Latin America, saw its stock fall on concerns of rising push-to-talk competition in Mexico. We believe the market is underestimating subscriber growth trends and margin expansion potential. Specialty department store company Kohl’s Corp. saw its shares decline with disappointing same-store-sales trends and investor concerns about overall consumer spending. We believe that new store growth and margin expansion opportunities could benefit the shares going forward and maintain a position in the stock. Shares in staffing services company Manpower, Inc. moved lower due to concerns of a weaker outlook for U.S. business growth. We believe that the global professional staffing outlook remains favorable, particularly outside the U.S.

Current Strategy and Outlook: Our investment approach is very much a “bottom-up” process: we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom-up stock selection, we were most overweight industrials and information technology at the end of the period. Our industrials positions favor capital goods companies such as General Dynamics Corp. and Danaher Corp. Significant information technology holdings include software companies Google, Inc. and Electronic Arts, Inc. We remain broadly underweight consumer stocks amid concerns that consumer spending will be negatively impacted by housing market

Top Ten Holdings*
as of November 30, 2007
(as a percent of net assets)

Google, Inc. — Class A	3.6%

General Dynamics Corp.	2.9%

Microsoft Corp.	2.8%

Schering-Plough Corp.	2.4%

Apple, Inc.	2.3%

Oracle Corp.	2.2%

Merck & Co., Inc.	2.0%

Danaher Corp.	2.0%

Apollo Group, Inc. — Class A	2.0%

Fluor Corp.	1.9%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

turmoil and a slowing economy. We are also underweight healthcare as we reduced our exposure to pharmaceutical firm Schering-Plough and eliminated our position in medical device company Medtronic, Inc.

(1) The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and forecasted growth.

(2) The Russell 1000® Index is an unmanaged, comprehensive large- cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING MIDCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING MidCap Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Richard Welsh and Jeff Bianchi, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.91% compared to the Russell Midcap® Growth Index(1) and the Russell Midcap® Index(2), which returned (1.60)% and (5.79)%, respectively, for the same period.

Portfolio Specifics: The market was adversely affected by ongoing sub-prime and credit problems and a spike in crude oil prices, which hovered near $100 a barrel by period-end. The extent of decline was limited by a 0.75% reduction in the federal funds rate, which occurred in two phases. Also helpful was the expectation that additional rate relief was coming, to forestall significant damage to the real economy from the credit crisis.

The telecommunication services and consumer discretionary sectors led the market lower, falling 15% and 11%, respectively. The decline in the telecommunication services sector was due in part to increased price competition and slower line growth overall. Consumer discretionary stocks started discounting slower consumer spending as a consequence of tighter credit standards, higher energy prices and lower confidence. Financials were led lower by overall credit issues and large write-downs of assets.

Rising crude oil prices provided a positive backdrop for the energy sector,

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

which gained the most at nearly 8%. The industrial and health care sectors had modest gains with help from construction and engineering and life sciences industries.

The Fund’s out performance was primarily due to stock selection, particularly in the consumer discretionary, industrials, healthcare and financial sectors. The Fund’s underweighting of the consumer discretionary sector also contributed to return. Growth factors utilized in our stock selection process, such as earnings momentum and price momentum, were effective prognosticators of stock performance.

Kyphon, Inc., Cameron International Corp., and McDermott International, Inc. made equivalent contributions to returns. Kyphon, Inc.’s shares benefited from a takeover by Medtronic, Inc. Cameron International Corp.’s shares reacted to robust demand for oil equipment as indicated by a record deep sea oil equipment order backlog. McDermott International, Inc. is also experiencing strong order backlogs for engineering and construction energy services. The company reported stronger than expected earnings for the second and third quarters.

Peabody Energy Corp. underperformed as mild summer weather hurt coal demand and caused an inventory build-up and pricing pressures. Phillips-Van Heusen shares were weak on concern that the outlook could be hurt by weakness in retail. Gartner performed poorly because earnings expectations were reduced to the low end of the projected range as a consequence of higher discretionary spending.

Current Strategy and Outlook: Following three months of gains, the equity market retreated in November as investors pondered the impact of financial dislocations on the outlook for real growth and profits. We anticipate profit

Top Ten Holdings*

as of November 30, 2007
(as a percent of net assets)

Hologic, Inc.	2.7%

NRG Energy, Inc.	2.6%

Hess Corp.	2.3%

TJX Cos., Inc.	2.2%

Fiserv, Inc.	2.2%

St. Jude Medical, Inc.	2.1%

Respironics, Inc.	2.1%

Gildan Activewear, Inc.	2.0%

Corrections Corp. of America	1.9%

ITT Corp.	1.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

growth to slow into 2008 largely due to, in our opinion, the impact of reduced credit availability on personal spending gains. Despite this, the market, we believe should be supported by strong corporate balance sheets, global growth and rate reductions by central banks. As a result, companies that exhibit the strong business characteristics we find attractive should be rewarded with expanding, if not premium, valuations.

(1) The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(2) The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

ING OPPORTUNISTIC LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Opportunistic LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., Portfolio Manager, and Vincent Costa, CFA both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.07)% compared to the Russell 1000® Growth Index(1), which returned 2.24%, for the same period.

Portfolio Specifics: The reporting period was difficult for ING quantitative equity, as most of our strategies underperformed their benchmarks.

The dislocation of quantitative funds was driven by changes in liquidity that impacted the risk and leverage of many quantitative managers. During the latter part of June and early July, we saw a clear transition in market leadership from value to growth and from small-cap to large-cap, in combination with a spike in volatility triggered by turmoil in the sub-prime mortgage market.

Quantitative managers with significant amounts of leverage were forced to unwind positions, which affected all our strategies during the first week of August. In fact, much of our negative

Industry Allocation
as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

performance came from poorly ranked stocks that were underweighted in our funds, suggesting that quant hedge fund managers were willing to sell their highly ranked stocks to cover their short positions. After a tough summer, performance was bouncing back by the end of November, as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

Sector positions that detracted from results for the period included underweight positions in the consumer staples and information technology sectors. These losses were partially offset by an underweight position in financials and an overweight position in the materials sector. Security selection detracted from performance in the information technology, healthcare and consumer staples sectors. These losses were partially offset by security selection in the telecommunication and materials sectors.

The most significant detractors for the period were in the healthcare sector, with names like WellCare Group (sold) which lost more than half its value in a day due to fraud investigations by the Securities and Exchange Commission and King Pharmaceuticals Inc. (sold) hurting performance the most. The top contributors included China Mobile Ltd. and Mosaic Co.

Current Strategy and Outlook: Our research builds structured funds of stock with fundamental characteristics that we believe will translate into performance advantage over the benchmark. Our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.

Top Ten Holdings

as of November 30, 2007
(as a percent of net assets)

Humana, Inc.	3.8%

Microsoft Corp.	3.6%

Lockheed Martin Corp.	3.4%

Amazon.com, Inc.	3.2%

Aetna, Inc.	3.2%

Apple, Inc.	3.1%

Express Scripts, Inc.	2.9%

Intel Corp.	2.7%

Harris Corp.	2.7%

Mosaic Co.	2.6%

Portfolio holdings are subject to change daily.

We are currently overweight in the materials and telecom services sectors and underweight in the financials, consumer staples and healthcare sectors.

(1) The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

ING SMALLCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.83)% compared to the Russell 2000® Growth Index(1) and the Russell 2000® Index(2), which returned (3.25)% and (8.82)%, respectively, for the same period.

Portfolio Specifics: During the reporting period, concerns about credit and global growth hurt smaller U.S. stocks and resulted in increased market volatility. Concerns about credit availability affected banks and financial firms and began to spread into the consumer discretionary sector, including retailers and retail real estate investment trusts (“REITS”).

Utilities was the best performing sector for the period; followed by materials, which benefited from a weakening U.S. dollar and international growth. Telecommunication services and healthcare, which are perceived to be more stable businesses, also helped performance.

Stock selection was the main performance driver over the quarter. Selection within healthcare and financials contributed most to results; selection in consumer discretionary and consumer staples detracted the most.

Kyphon, Inc. and Alexion Pharmaceuticals contributed significantly to performance over the period. Kyphon, Inc. is a global medical device company specializing in the design, manufacture and marketing of medical devices to treat and restore spinal anatomy using minimally invasive technologies. During the reporting period, Kyphon, Inc. and

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Medtronic, Inc. announced that Medtronic, Inc. will acquire all of the outstanding shares of Kyphon, Inc. for $71 per share, which represents a 34% premium to the stock price. We sold the Fund’s position.

Alexion Pharmaceuticals develops biopharmaceuticals for patients with serious and life-threatening medical conditions. The company’s first product, Soliris, for the treatment of PNH, received approval from the U.S. FDA and the European regulatory during the period. The stock performed well as initial results from the launch of Soliris exceeded market expectations.

Xyratex Ltd. and Pantry, Inc. were two of the largest detractors from performance over the period. Xyratex Ltd., which makes test equipment for disk drives, had a downturn in sales, as its largest customer, Seagate, has temporarily stopped placing orders. Seagate acquired Maxtor, which manufactured disk drives, and is utilizing Maxtor’s test equipment rather than placing new orders. We continue to hold a position in the company, as we believe that business will turn positive again once Seagate has worked through their excess capacity and resumes placing orders with Xyratex.

Pantry, Inc., which operates a convenience store chain in the southeastern United States, reported earnings below expectations due to problems with the level of gas margins they were able to achieve. The Fund continues to hold its position, as we believe the company’s valuation is compelling based on its unchanged longer-term fundamentals. What’s more, we believe the company will be able to achieve better gas margins.

Current Strategy and Outlook: We continue to focus on companies with strong balance sheets and cash flow generation capabilities. We believe the Fund is defensively positioned in the financials sector, with exposure to banks, diversified financials and insurance. We are underweight REITS, as we think the real estate market is overextended. Within healthcare, the Fund remains positioned to gain from strong demand for behavioral health

Top Ten Holdings*
as of November 30, 2007
(as a percent of net assets)

FTI Consulting, Inc.	1.4%

Hologic, Inc.	1.3%

Psychiatric Solutions, Inc.	1.2%

Moog, Inc.	1.1%

Verigy Ltd.	1.1%

Greif, Inc.	1.1%

Vistaprint Ltd.	1.1%

Semtech Corp.	1.1%

Formfactor, Inc.	1.1%

Digital Realty Trust, Inc.	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.
Portfolio holdings are subject to change daily.

providers, healthcare equipment suppliers with niche franchises and disease-management providers. We are underweight biotech stocks due to risk and valuation considerations, and we have no exposure to Medicaid managed-care providers due to the, in our opinion, deteriorating reimbursement environment. Our technology exposure is in software and services, hardware and equipment, and semiconductors.

(1) The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(2) The Russell 2000® Index is an index that measures the performance of securities of small U.S. companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

ING FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS’ REPORT

ING Financial Services Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Robert M. Kloss and Steven L. Rayner, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (13.42)% compared to Standard & Poor’s 500 Financials Index(1) (“S&P 500 Financials Index”) and the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”), which returned (16.79)% and (2.33)%, respectively, for the same period.

Portfolio Specifics: Financial stocks were hit hard during the six month period, as systemic liquidity and credit concerns emerged and snow-balled. Those financial stocks most directly exposed to housing and credit risk were among the worst performers. The Fund benefited from its significant overweight position in the insurance area, as these stocks generally held up well, largely by virtue of having less exposure to those risks. The Fund’s underweight position in the mortgage finance sub-sector also helped relative performance, as most of these stocks sold off with the declines in the housing and credit outlook.

The Fund’s outperformance arose from security selection. The Fund benefited from positions in life/health insurers AFLAC, Inc., Principal Financial Group and StanCorp Financial Group — these stocks were viewed as havens from the most troublesome areas of credit risk. The Fund also benefited from a position added during the period in niche insurer Assurant Inc., which derives a significant portion of its earnings from businesses that benefit from worsening housing credit conditions.

Among capital markets-oriented financial stocks, some stocks suffered while others, whose earnings streams were viewed as more insulated from direct effects of the crisis, performed well. Stocks fitting the latter description

Industry Allocation
as of November 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

included Deutsche Bourse AG, the European stock exchange and trading system provider; custodian/securities servicer State Street Corp.; and Lazard Ltd., an international investment banking advisor that takes little direct balance sheet risk compared to traditional investment banks. The Fund also benefited from its position in asset manager Nuveen (sold), which was acquired during the period.

The biggest individual detractor from performance this period was E*Trade Financial Corp. (sold), which declined as the company’s banking operations were forced to take significant asset write-downs and hopes of industry consolidation faded. The Fund’s position in bond guarantor MBIA, Inc. also hurt results as ratings downgrades of securities insured by the company raised questions about its own rating and capital adequacy.

Other individual names that hindered performance included smaller positions in office/industrial REIT Liberty Property Trust, bond insurer Security Capital Assurance, mortgage insurer MGIC and commercial lender CIT Group, the latter three of which we sold during the period.

Current Strategy and Outlook: During the summer and early fall we reduced our credit- and capital markets-exposed holdings in favor of stocks we believe will have defensive characteristics in a vulnerable market.

We remain cautious regarding companies that depend on a more benign credit environment or strong economic growth. Though further federal interest rate relief may be forthcoming, we continue to believe that the housing and credit-related downturn is more likely to worsen and spread to other parts of the economy.

Our primary issue is now this: to what extent has the market already discounted the bad news to come? We are still positioned defensively, but are evaluating the possibility that a combination of Federal Reserve actions, other government attempts to provide relief to the housing market, private equity capital infusions to prominent financial companies, more attractive valuations or improved liquidity in the financial system could combine to cause a turn in financial

Top Ten Holdings
as of November 30, 2007
(as a percent of net assets)

JPMorgan Chase & Co.	5.8%

Wells Fargo & Co.	5.3%

Bank of America Corp.	5.0%

American International Group, Inc.	4.9%

US Bancorp.	4.5%

Citigroup, Inc.	3.7%

Wachovia Corp.	3.3%

PNC Financial Services Group, Inc.	2.9%

State Street Corp.	2.8%

Protective Life Corp.	2.8%

Portfolio holdings are subject to change daily.

stocks. Our current assessment is that it’s too early to massively bottom-fish — bad credit results make a tough headwind for financial stocks to overcome — but in the context of an extremely dynamic sector, this view could change at any point.

(1) The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

ING LARGECAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making day-to-day investment decisions for the Fund. The six voting members of the Large Cap Investment Committee are: Glenn Carlson, CFA, Chief Executive Officer, Brent Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, Keith Colestock, CFA, Director — Investments, W. James Brown, CFA, Director — Investments, and Brent Fredberg, Senior Analyst.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (17.24)% compared to the Russell 1000® Value Index(1) and the Russell 1000® Index(2), which returned (7.33)% and (2.56)%, respectively, for the same period.

Portfolio Specifics: Price declines for the Fund’s holdings in the thrifts & mortgage finance industry weighed heaviest on performance during the six-month period. Countrywide Financial Corp., Federal Home Loan Mortgage Corp. (“Freddie Mac”), and Washington Mutual, Inc. were some of the positions from this industry enduring the greatest share price declines. Unfavorable results for securities in the media, commercial banking, and communications equipment industries also had a negative effect on returns. The largest detractors from these industries included Gannett Co., Inc. (media), Popular, Inc. (commercial banking), and Alcatel-Lucent (France — communications equipment). Fund holdings in the household durables, insurance, and IT services industries also tended to lose ground during the period.

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

While a number of the Fund’s holdings declined over the trailing six months, select positions posted gains. Advances for Intel Corp. (semiconductors & semiconductor equipment), Microsoft Corp. (software), and Johnson & Johnson (pharmaceuticals) helped to offset some of the Fund’s negative results.

On a relative basis, the Fund’s stock selection and allocation within the thrifts & mortgage industry weakened returns. The Fund’s lack of exposure to the oil, gas, & consumable fuels industry, coupled with poor relative performance for holdings in the media and communications equipment industries, proved unfavorable. Keep in mind that industry allocations are not top-down forecasts, but a residual of our company-by-company analysis.

During the period, we sold our positions in companies such as International Business Machines Corp. (computers & peripherals), Tribune Company (media), and Merck & Co., Inc. (pharmaceuticals), to pursue other investment opportunities. We used the proceeds from these sales to purchase shares of new holdings at prices that we consider attractive. During the period, we purchased Countrywide Financial Corp. (thrifts & mortgage finance), Federal Home Loan Mortgage Corp. (thrifts & mortgage finance), and Home Depot, Inc. (specialty retail) at what we believe to be discounts to their true value.

As a result of select buying and selling, as well as changes in the prices of holdings, many of the Fund’s industry exposures shifted. For example, exposure to the thrifts & mortgage finance industry increased as a result of new purchases, while exposure to the computers & peripherals and diversified telecommunication services industries declined amid select parebacks and sales. As of November 30, 2007, the Fund retained its greatest exposure to the pharmaceuticals industry.

Top Ten Holdings*

as of November 30, 2007
(as a percent of net assets)

Sara Lee Corp.	4.3%

Pfizer, Inc.	3.9%

Amgen, Inc.	3.9%

Boston Scientific Corp.	3.9%

Ford Motor Co.	3.7%

H&R Block, Inc.	3.7%

Safeway, Inc.	3.6%

Micron Technology, Inc.	3.3%

Gannett Co., Inc.	3.2%

Whirlpool Corp.	3.1%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing large-cap stocks at discounts to our estimates of their intrinsic values. We believe that this approach will provide patient investors with favorable returns over the long term.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 1000® Index measures the performance of the largest 1,000 U.S. incorporated companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

ING SMALLCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING SmallCap Value Choice Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director, of NWQ Investment Management Company, LLC (“NWQ”), Robert A. Schwarzkopf, CFA & Sandi L. Gleason, CFA both of Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) and Omar Aguilar, Ph.D. & Vincent Costa, CFA both of ING Investment Management Co. (“ING IM”) — the Sub-Advisers.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (14.48)% compared to the Russell 2000® Value Index(1) and the Russell 2000® Index(2), which returned (14.38)% and (8.82)%, respectively, for the same period.

Portfolio Specifics: NWQ — The U.S. equity markets experienced significant turbulence during the six months ending November 30, 2007, as concerns over rising defaults within the sub-prime mortgage industry broadened adversely affecting the financial markets. After the extreme market instability in July and August, the stock market rallied strongly into October in anticipation of an additional interest rate cut by the U.S. Federal Reserve Board (the “Fed”). Growing problems in the banking system, however, triggered a renewal of the summer weakness in November as witnessed in the decline of the equity markets and the extreme day-to-day volatility.

The Fund underperformed the Russell 2000® Index and Russell 2000® Value Index over the reporting period. Investments in the financial sector, particularly in the mortgage industry, were the main detractors from performance during the period. The largest detractors included RAIT Financial Trust, Franklin Bank Corp. and Griffon Corp. Helping to partially offset these declines were several investments that posted strong gains, particularly in the energy and consumer discretionary sectors. The Fund’s top performers included Denbury Resources, Inc., Fossil, Inc., and WD-40 Co. Small and mid capitalization companies in general underperformed compared to large capitalization stocks, while growth stocks significantly outperformed value stocks.

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Kayne — The sixth months ending November 30, 2007, were marked by a renewed focus on risk due to the widespread credit crunch that emerged with the failure of sub-prime mortgage securitizations, a declining housing market, and record high oil prices. The difficulties in the credit markets and economy worked to the advantage of high-quality stocks. Stocks with A rankings by Standard & Poor’s held up better in the market decline, as did those with strong credit ratings. Consumer discretionary and basic materials contributed the most to the Fund’s outperformance due to strong stock selection. Utilities detracted the most from performance due to the Fund’s underweight in this sector.

ING IM — The Fund’s underperformance was primarily due to its “deep value” approach, which fell out of favor during the reporting period. In the last several months, we have seen a rotation in style leadership from value to growth stocks. This rotation and the spike in volatility triggered by the sub-prime turmoil forced quantitative managers with significant amounts of leverage to unwind their positions, which hurt many of our strategies. After a tough summer, performance bounced back in the fourth quarter and the Fund had recovered slightly by the end of the reporting period.

Financials and information technology were the worst performing sectors for the period; the Fund’s underperformance in these sectors was primarily due to stock selection.

In the financials sector, overweight positions in real estate companies such as RAIT Financial Trust (sold) and Newcastle Investment Corp. were the greatest detractors from results, losing more than two-thirds and half of their value, respectively. Their losses were due to the downturn in the real estate market resulting from the sub-prime turmoil. Worst detractors in the information technology sector were overweight positions in CMGI, Inc. and Imation (sold), which slipped as they issued lower earnings guidance.

Current Strategy and Outlook: NWQ — We believe the markets appear to be torn between the positive scenario of additional Fed easing in December and the negative scenario of potential stagflation. Falling interest rates are of little benefit as falling home prices are leaving many homeowners with negative equity and thus an inability to refinance their adjustable rate mortgages. This phenomenon combined with sharply rising energy prices suggests a weakening consumer. The most likely outcome, in our opinion, is more aggressive Fed easing. In this more difficult economic environment, risk premiums have clearly been rising from very low levels this spring. We continue to stress test the valuations of our holdings for a more difficult market environment.

Kayne — Investors heightened their focus on credit risk for the first time in roughly five years. Credit spreads between 10-year high-yield bonds and 10-year Treasury bonds widened from 2.7% at the end of May to 5.0% at the end of November. The Fed lowered the federal funds rate two times during this time period, alleviating some market jitters.

We believe the debt markets have become more rational and investors will increasingly be focused on those companies that can grow in a weaker economy without reliance on cheap financing, much like the high quality businesses that comprise our portfolios. As

Top Ten Holdings

as of November 30, 2007
(as a percent of net assets)

WD-40 Co.	3.5%

Wausau Paper Corp.	2.7%

Lincoln Electric Holdings, Inc.	2.6%

Warren Resources, Inc.	2.5%

Sauer-Danfoss, Inc.	2.4%

Albany International Corp.	2.4%

Griffon Corp.	2.4%

Community Health Systems, Inc.	2.3%

Bob Evans Farms, Inc.	2.3%

Casey’s General Stores, Inc.	2.3%

Portfolio holdings are subject to change daily.

always, we endeavor to manage the Fund with the highest quality businesses, outgrowing their markets, purchased at discount values.

ING IM — Our research builds structured funds of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on high-quality companies with superior business momentum, growing earnings and attractive valuations.

The Fund is currently overweight in the information technology and energy sectors and underweight in the financials, industrials and consumer discretionary sectors.

(1) The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

ING VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer and Managing Director of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.44% compared to the Russell 3000 Value Index(1), Russell Midcap® Value Index(2) and the Russell Midcap® Index(3), which returned (7.92)%, (10.90)% and (5.79)%, respectively, for the same period.

Portfolio Specifics: The materials & processing sector, the Fund’s largest sector weighting, was the best performing sector during the period. Four of the top six performing portfolio holdings over the past six months were all gold mining companies: Newmont Mining Corp., AngloGold Ashanti Ltd. ADR, Newcrest Mining Corp. and Kinross Gold Corp. During the period, the price of gold reached its highest level in 27 years, and many of the gold producers benefited as a result.

The Fund’s best contributors to performance included holdings in the producer durables and energy sectors. AGCO Corp., a manufacturer and distributor of agricultural equipment and related replacement parts, has benefited from a global boom in the agricultural industry. Coal producer Peabody Energy Corp. also gained during the period upon expectations for higher coal prices and robust demand over the next several years. Demand from emerging market countries such as China and India continues and escalating gas prices may encourage users to turn to coal as a cheaper alternative.

The consumer staples sector was the Fund’s worst performing sector during the period, primarily a result of the performance of Tyson Foods Inc., a leading global producer, distributor and marketer of chicken, beef, pork, and

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

prepared foods. The stock was the Fund’s largest individual detractor from performance during the last six month period. The company announced more recently that it was scaling back beef production, as higher cattle prices have squeezed operating margins.

While the Fund outperformed its primary benchmark, other portfolio holdings detracted from performance. The stock price of Levitt Corp., a homebuilding and real estate development company in the Southeastern United States, surged at the end of January after BFC Financial Corp. said it would pay about $286 million for the homebuilder. These gains were more than erased after BFC announced in August that it terminated its merger agreement. New Mexico energy provider PNM Resources, Inc. also suffered due to restructuring costs, higher energy purchasing prices, and weak contributions from its wholesale business. Sanmina-SCI Corporation shares declined significantly in July after the electronics contract manufacturer provided a weak third quarter report and fourth quarter outlook. AbitibiBowater Incorporated was formed in late October as a result of a merger between Abitibi-Consolidated Incorporated and Bowater Incorporated. The company, a producer of coated and specialty papers and newsprint, was the largest among the few Materials & Processing sector holdings that did not perform well. The paper industry as a whole is suffering from poor supply/demand fundamentals.

Current Strategy and Outlook: As the end of the year approaches, we believe concerns caused by the U.S. sub-prime mortgage meltdown and softening housing conditions will continue to work themselves out, and as such, markets will continue to be volatile. Excess money from Federal Reserve and European Central Bank credit injections should find their way into investments with a scarcity of supply, such as oil, commodities and gold. As such, we continue to believe that the long-term supply and demand fundamentals for gold companies are compelling. While many metals and mining positions have shined -with gold prices reaching a 27-year high in September — in real terms, the price of gold is still less than 50 percent of its 1980

Top Ten Holdings*
as of November 30, 2007
(as a percent of net assets)

Anglogold Ashanti Ltd. ADR	5.6%

Newmont Mining Corp.	4.8%

Tyson Foods, Inc.	4.1%

Nippon Telegraph & Telephone Corp. ADR	3.0%

Smithfield Foods, Inc.	2.9%

PNM Resources, Inc.	2.8%

Kinross Gold Corp.	2.6%

Coeur d’Alene Mines Corp., 1.250%, due 01/15/24	2.6%

Allied Waste Industries, Inc.	2.6%

Apex Silver Mines Ltd.	2.5%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

high. We also continue to believe the Fund is well positioned worldwide in other strong business franchises — such as in food, agriculture, and basic materials companies — that have the potential to appreciate over the long-term.

(1) The Russell 3000 Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

(2) The Russell Midcap® Value Index is an unmanaged index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Real Estate Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*

Actual Fund Return
Class A	$1,000.00	$855.70	1.27%	$5.89
Class B	1,000.00	852.30	2.02	9.35
Class C	1,000.00	852.00	2.02	9.35
Class I	1,000.00	856.70	0.97	4.50
Class O	1,000.00	856.30	1.27	5.89
Class Q	1,000.00	855.00	1.16	5.38
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.65	1.27%	$6.41
Class B	1,000.00	1,014.90	2.02	10.18
Class C	1,000.00	1,014.90	2.02	10.18
Class I	1,000.00	1,020.15	0.97	4.90
Class O	1,000.00	1,018.65	1.27	6.41
Class Q	1,000.00	1,019.20	1.16	5.86

ING Fundamental Research Fund
Actual Fund Return
Class A	$1,000.00	$978.80	1.25%	$6.18
Class B	1,000.00	975.20	2.00	9.88
Class C	1,000.00	975.20	2.00	9.88
Class I	1,000.00	980.40	1.00	4.95
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.25%	$6.31
Class B	1,000.00	1,015.00	2.00	10.08
Class C	1,000.00	1,015.00	2.00	10.08
Class I	1,000.00	1,020.00	1.00	5.05

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING LargeCap Growth Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*

Actual Fund Return
Class A	$1,000.00	$1,054.60	1.45%	$7.45
Class B	1,000.00	1,051.20	2.10	10.77
Class C	1,000.00	1,051.40	2.10	10.77
Class I	1,000.00	1,056.70	0.99	5.09
Class Q	1,000.00	1,055.60	1.23	6.32
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.45%	$7.31
Class B	1,000.00	1,014.50	2.10	10.58
Class C	1,000.00	1,014.50	2.10	10.58
Class I	1,000.00	1,020.05	0.99	5.00
Class Q	1,000.00	1,018.85	1.23	6.21

ING MidCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,039.10	1.25%	$6.37
Class B	1,000.00	1,035.70	2.00	10.18
Class C	1,000.00	1,035.30	2.00	10.18
Class I	1,000.00	1,041.60	0.80	4.08
Class Q	1,000.00	1,040.20	1.05	5.36
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.25%	$6.31
Class B	1,000.00	1,015.00	2.00	10.08
Class C	1,000.00	1,015.00	2.00	10.08
Class I	1,000.00	1,021.00	0.80	4.04
Class Q	1,000.00	1,019.75	1.05	5.30

ING Opportunistic LargeCap Fund
Actual Fund Return
Class A	$1,000.00	$989.30	1.25%	$6.22
Class B	1,000.00	984.30	2.00	9.92
Class C	1,000.00	985.00	2.00	9.93
Class I	1,000.00	989.30	1.00	4.97
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.25%	$6.31
Class B	1,000.00	1,015.00	2.00	10.08
Class C	1,000.00	1,015.00	2.00	10.08
Class I	1,000.00	1,020.00	1.00	5.05

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

16

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING SmallCap Opportunities Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*

Actual Fund Return
Class A	$1,000.00	$971.70	1.50%	$7.39
Class B	1,000.00	968.00	2.25	11.07
Class C	1,000.00	968.00	2.25	11.07
Class I	1,000.00	973.80	1.07	5.28
Class Q	1,000.00	972.60	1.32	6.51
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.50	1.50%	$7.57
Class B	1,000.00	1,013.75	2.25	11.33
Class C	1,000.00	1,013.75	2.25	11.33
Class I	1,000.00	1,019.65	1.07	5.40
Class Q	1,000.00	1,018.40	1.32	6.66

ING Financial Services Fund
Actual Fund Return
Class A	$1,000.00	$865.80	1.27%	$5.92
Class B	1,000.00	862.50	2.02	9.41
Class C	1,000.00	862.70	2.02	9.41
Class O	1,000.00	865.80	1.27	5.92
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.65	1.27%	$6.41
Class B	1,000.00	1,014.90	2.02	10.18
Class C	1,000.00	1,014.90	2.02	10.18
Class O	1,000.00	1,018.65	1.27	6.41

ING LargeCap Value Fund
Actual Fund Return
Class A	$1,000.00	$827.60	1.45%	$6.63
Class B	1,000.00	824.60	2.20	10.04
Class C	1,000.00	825.20	2.20	10.04
Class I	1,000.00	828.90	1.11	5.08
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.45%	$7.31
Class B	1,000.00	1,014.00	2.20	11.08
Class C	1,000.00	1,014.00	2.20	11.08
Class I	1,000.00	1,019.45	1.11	5.60

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

				Expenses
		Ending		Paid
	Beginning	Account		During the
	Account	Value	Annualized	Period Ended
	Value	November 30,	Expense	November 30,
ING SmallCap Value Choice Fund	June 1, 2007	2007	Ratio	2007*

Actual Fund Return
Class A	$1,000.00	$855.20	1.49%	$6.91
Class B	1,000.00	851.90	2.24	10.37
Class C	1,000.00	852.00	2.24	10.37
Class I	1,000.00	856.80	1.18	5.48
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.49%	$7.52
Class B	1,000.00	1,013.80	2.24	11.28
Class C	1,000.00	1,013.80	2.24	11.28
Class I	1,000.00	1,019.10	1.18	5.96

ING Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,014.40	1.46%	$7.35
Class B	1,000.00	1,011.30	2.21	11.11
Class C	1,000.00	1,010.70	2.21	11.11
Class I	1,000.00	1,016.70	1.17	5.90
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.46%	$7.36
Class B	1,000.00	1,013.95	2.21	11.13
Class C	1,000.00	1,013.95	2.21	11.13
Class I	1,000.00	1,019.15	1.17	5.91

Effective September 28, 2007, the contractual obligations for ING Value Choice Fund has changed. If this change had been in place during the entire six-month period, hypothetical ending account balances, annualized expense ratio and expenses paid would have been as follows:

			Annualized	Expenses
		Ending	Expense	Paid
	Beginning	Account	Ratio	During the
	Account	Value	(adjusted for	Period Ended
	Value	November 30,	contractual	November 30,
ING Value Choice Fund	June 1, 2007	2007	changes)	2007**

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.40%	$7.06
Class B	1,000.00	1,014.25	2.15	10.83
Class C	1,000.00	1,014.25	2.15	10.83
Class I	1,000.00	1,019.25	1.15	5.81

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

**	Expenses are equal to each Fund’s respective annualized expense ratios, adjusted for contractual changes, multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

18

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING	ING	ING
	Real	Fundamental	LargeCap	MidCap
	Estate	Research	Growth	Opportunities
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$270,200,874	$34,105,152	$176,294,041	$273,577,572
Short-term investments in affiliates at amortized cost	—	1,100,000	—	3,900,000
Short-term investments at amortized cost	2,764,171	106,000	17,197,932	39,263,510
Cash	302,658	3,179	440,511	831
Cash collateral for futures	—	28,350	—	—
Foreign currencies at value**	—	—	—	133,164

Receivables:
Investment securities sold	—	108,143	4,098,597	12,569,196
Fund shares sold	164,161	493	173,247	70,260
Dividends and interest	244,872	50,801	190,444	222,344
Variation margin receivable	—	1,845	—	—
Prepaid expenses	44,175	33,655	29,728	28,030
Reimbursement due from manager	—	26,015	—	57,549

Total assets	273,720,911	35,563,633	198,424,500	329,822,456

LIABILITIES:
Payable for investment securities purchased	—	403,458	5,482,803	9,447,629
Payable for fund shares redeemed	425,200	80,575	345,749	748,963
Payable upon receipt of securities loaned	—	—	13,281,107	38,324,510
Payable to affiliates	219,561	42,320	235,861	405,417
Payable to custodian due to foreign currency overdraft***	—	127	463	—
Payable for trustee fees	2,263	1,156	9,852	12,408
Other accrued expenses and liabilities	78,696	35,125	135,340	365,922

Total liabilities	725,720	562,761	19,491,175	49,304,849

NET ASSETS	$272,995,191	$35,000,872	$178,933,325	$280,517,607

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$188,116,294	$67,774,463	$450,158,442	$312,081,936
Undistributed net investment income (distributions in excess of net investment income/accumulated net investment loss)	(2,376,673)	(16,376)	263,596	(1,650,286)
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	20,695,958	(35,306,695)	(309,404,258)	(51,078,296)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	66,559,612	2,549,480	37,915,545	21,164,253

NET ASSETS	$272,995,191	$35,000,872	$178,933,325	$280,517,607

+ Including securities loaned at value	$—	$—	$13,099,090	$37,273,859
* Cost of investments in securities	$203,641,262	$31,557,965	$138,378,445	$252,413,276
** Cost of foreign currencies	$—	$—	$—	$133,207
*** Cost of foreign currency overdraft	$—	$129	$412	$—

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

	ING	ING	ING	ING
	Real	Fundamental	LargeCap	MidCap
	Estate	Research	Growth	Opportunities
	Fund	Fund	Fund	Fund

Class A:
Net assets	$107,733,149	$15,027,896	$74,344,636	$118,071,815
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	6,607,825	1,302,823	3,259,121	6,353,185
Net asset value and redemption price per share	$16.30	$11.53	$22.81	$18.58
Maximum offering price per share (5.75%)(1)	$17.29	$12.23	$24.20	$19.71

Class B:
Net assets	$3,803,729	$12,503,942	$54,449,725	$74,936,324
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	232,713	1,097,425	2,502,599	4,308,473
Net asset value and redemption price per share (2)	$16.35	$11.39	$21.76	$17.39
Maximum offering price per share	$16.35	$11.39	$21.76	$17.39

Class C:
Net assets	$3,196,176	$7,465,683	$33,357,835	$77,503,003
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	188,917	653,458	1,537,890	4,478,650
Net asset value and redemption price per share (2)	$16.92	$11.42	$21.69	$17.30
Maximum offering price per share	$16.92	$11.42	$21.69	$17.30

Class I:
Net assets	$121,951,601	$3,351	$15,739,331	$4,307,776
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	7,081,266	292	660,177	223,377
Net asset value and redemption price per share	$17.22	$11.48	$23.84	$19.28
Maximum offering price per share	$17.22	$11.48	$23.84	$19.28

Class O:
Net assets	$36,309,645	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	2,229,629	n/a	n/a	n/a
Net asset value and redemption price per share	$16.29	n/a	n/a	n/a
Maximum offering price per share	$16.29	n/a	n/a	n/a

Class Q:
Net assets	$891	n/a	$1,041,798	$5,698,689
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	55	n/a	44,258	301,919
Net asset value and redemption price per share	$16.30	n/a	$23.54	$18.87
Maximum offering price per share	$16.30	n/a	$23.54	$18.87

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING	ING	ING
	Opportunistic	SmallCap	Financial	LargeCap
	LargeCap	Opportunities	Services	Value
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$9,523,679	$132,089,005	$241,026,785	$72,740,103
Short-term investments in affiliates at amortized cost	15,000	2,275,000	750,000	—
Short-term investments at amortized cost	106,000	36,873,571	655,000	11,184,426
Cash	72	81	784	418,043
Foreign currencies at value**	—	—	21,011	—

Receivables:
Investment securities sold	—	2,322,450	3,884,767	251,680
Fund shares sold	499,806	81,121	576,298	400,727
Dividends and interest	10,582	97,215	624,637	150,796
Prepaid expenses	32,540	24,745	29,593	15,298
Reimbursement due from manager	5,682	3,193	—	1,284

Total assets	10,193,361	173,766,381	247,568,875	85,162,357

LIABILITIES:
Payable for investment securities purchased	49,043	957,565	—	720,485
Payable for fund shares redeemed	—	250,510	670,680	224,592
Payable upon receipt of securities loaned	—	36,570,571	—	10,514,627
Payable to affiliates	8,655	178,673	214,659	91,071
Payable for trustee fees	855	8,184	5,500	160
Other accrued expenses and liabilities	22,065	195,116	162,183	38,650

Total liabilities	80,618	38,160,619	1,053,022	11,589,585

NET ASSETS	$10,112,743	$135,605,762	$246,515,853	$73,572,772

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$9,025,386	$345,405,479	$188,574,348	$74,162,836
Undistributed net investment income (accumulated net investment loss)	5,148	(303,233)	2,686,895	419,467
Accumulated net realized gain (loss) on investments and foreign currency related transactions	501,678	(217,641,672)	28,573,430	12,486,510
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	580,531	8,145,188	26,681,180	(13,496,041)

NET ASSETS	$10,112,743	$135,605,762	$246,515,853	$73,572,772

+ Including securities loaned at value	$—	$35,492,494	$—	$10,528,207
* Cost of investments in securities	$8,943,148	$123,943,817	$214,345,553	$86,236,144
** Cost of foreign currencies	$—	$—	$21,063	$—

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

	ING	ING	ING	ING
	Opportunistic	SmallCap	Financial	LargeCap
	LargeCap	Opportunities	Services	Value
	Fund	Fund	Fund	Fund

Class A:
Net assets	$9,020,774	$79,768,105	$203,100,009	$44,700,029
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	750,137	2,367,627	9,430,219	4,329,763
Net asset value and redemption price per share	$12.03	$33.69	$21.54	$10.32
Maximum offering price per share (5.75%)(1)	$12.76	$35.75	$22.85	$10.95

Class B:
Net assets	$505,190	$20,006,038	$21,472,979	$9,158,258
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	42,446	660,858	1,015,843	897,475
Net asset value and redemption price per share (2)	$11.90	$30.27	$21.14	$10.20
Maximum offering price per share	$11.90	$30.27	$21.14	$10.20

Class C:
Net assets	$560,690	$31,547,298	$1,778,514	$17,324,046
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	47,438	1,044,330	86,043	1,699,084
Net asset value and redemption price per share (2)	$11.82	$30.21	$20.67	$10.20
Maximum offering price per share	$11.82	$30.21	$20.67	$10.20

Class I:
Net assets	$26,089	$4,142,892	n/a	$2,390,439
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$0.01	n/a	$0.01
Shares outstanding	2,161	119,790	n/a	230,521
Net asset value and redemption price per share	$12.07	$34.58	n/a	$10.37
Maximum offering price per share	$12.07	$34.58	n/a	$10.37

Class O:
Net assets	n/a	n/a	$20,164,351	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$0.01	n/a
Shares outstanding	n/a	n/a	941,788	n/a
Net asset value and redemption price per share	n/a	n/a	$21.41	n/a
Maximum offering price per share	n/a	n/a	$21.41	n/a

Class Q:
Net assets	n/a	$141,429	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	4,149	n/a	n/a
Net asset value and redemption price per share	n/a	$34.09	n/a	n/a
Maximum offering price per share	n/a	$34.09	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING
	SmallCap	Value
	Value Choice	Choice
	Fund	Fund

ASSETS:
Investments in securities at value+*	$77,611,328	$329,318,776
Short-term investments at amortized cost	1,272,618	98,434,220
Cash	861,962	99,975

Receivables:
Investment securities sold	332,073	308,589
Fund shares sold	143,928	618,399
Dividends and interest	53,237	820,996
Prepaid expenses	14,049	32,445
Reimbursement due from manager	35,496	158,841

Total assets	80,324,691	429,792,241

LIABILITIES:
Payable for investment securities purchased	194,005	2,228,256
Payable for fund shares redeemed	452,375	1,055,133
Payable upon receipt of securities loaned	—	88,309,259
Payable to affiliates	136,808	399,216
Payable for trustee fees	624	5,387
Other accrued expenses and liabilities	13,383	68,559

Total liabilities	797,195	92,065,810

NET ASSETS	$79,527,496	$337,726,431

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$79,321,576	$306,728,634
Undistributed net investment income	180,704	687,742
Accumulated net realized gain on investments	1,103,998	10,607,182
Net unrealized appreciation or depreciation on investments	(1,078,782)	19,702,873

NET ASSETS	$79,527,496	$337,726,431

+ Including securities loaned at value	$—	$85,383,162
* Cost of investments in securities	$78,690,110	$309,615,903

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

	ING	ING
	SmallCap	Value
	Value Choice	Choice
	Fund	Fund

Class A:
Net assets	$53,047,304	$212,987,739
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	4,319,443	13,112,430
Net asset value and redemption price per share	$12.28	$16.24
Maximum offering price per share (5.75%)(1)	$13.03	$17.23

Class B:
Net assets	$3,139,181	$39,740,007
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	259,924	2,473,563
Net asset value and redemption price per share(2)	$12.08	$16.07
Maximum offering price per share	$12.08	$16.07

Class C:
Net assets	$13,361,824	$84,516,512
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	1,104,871	5,265,918
Net asset value and redemption price per share(2)	$12.09	$16.05
Maximum offering price per share	$12.09	$16.05

Class I:
Net assets	$9,979,187	$482,173
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	809,362	29,426
Net asset value and redemption price per share	$12.33	$16.39
Maximum offering price per share	$12.33	$16.39

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING	ING	ING
	Real	Fundamental	LargeCap	MidCap
	Estate	Research	Growth	Opportunities
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,263,665	$271,860	$2,043,034	$492,313
Interest(1)	87,149	28,694	51,837	200,967
Securities lending income	—	—	34,988	36,066

Total investment income	3,350,814	300,554	2,129,859	729,346

EXPENSES:
Investment management fees	1,112,939	129,188	896,657	1,431,494

Distribution and service fees:
Class A	160,535	17,646	127,919	175,306
Class B	23,877	74,309	291,087	402,668
Class C	19,381	39,651	166,959	395,734
Class O	53,167	—	—	—
Class Q	2	—	1,305	6,920

Transfer agent fees:
Class A	68,559	10,481	57,026	126,111
Class B	2,532	11,086	45,516	86,819
Class C	2,074	5,903	26,072	85,377
Class I	39,064	2	16,861	372
Class O	22,956	—	—	—
Class Q	—	—	210	489
Administrative service fees	158,991	18,455	119,552	256,885
Shareholder reporting expense	47,316	16,563	36,616	52,861
Registration fees	39,304	26,929	29,296	29,720
Professional fees	46,862	10,774	20,437	24,154
Custody and accounting expense	21,960	11,388	20,177	15,875
Trustee fees	5,490	366	4,758	5,320
Offering expense	—	1,777	—	—
Interest expense	4,469	—	—	857
Miscellaneous expense	13,994	5,780	8,669	9,163

Total expenses	1,843,472	380,298	1,869,117	3,106,125
Net waived and reimbursed fees	—	(63,368)	—	(726,493)
Brokerage commission recapture	—	—	(2,855)	—

Net expenses	1,843,472	316,930	1,866,262	2,379,632

Net investment income (loss)	1,507,342	(16,376)	263,597	(1,650,286)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments	6,969,368	1,188,304	25,236,803	33,975,445
Foreign currency related transactions	—	315	12,416	(319)
Futures	—	(79,637)	—	—

Net realized gain on investments, foreign currency related transactions, and futures	6,969,368	1,108,982	25,249,219	33,975,126

Net change in unrealized appreciation or depreciation on:
Investments	(62,179,732)	(2,013,045)	(12,195,596)	(21,932,298)
Foreign currency related transactions	—	2	164	(43)
Futures	—	2,326	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(62,179,732)	(2,010,717)	(12,195,432)	(21,932,341)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	(55,210,364)	(901,735)	13,053,787	12,042,785

Increase (decrease) in net assets resulting from operations	$(53,703,022)	$(918,111)	$13,317,384	$10,392,499

* Foreign taxes withheld	$4,360	$5,182	$15,644	$—
(1) Affiliated income	$—	$23,547	$—	$178,944

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING	ING	ING
	Opportunistic	SmallCap	Financial	LargeCap
	LargeCap	Opportunities	Services	Value
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$59,174	$762,330	$3,246,495	$975,794
Interest(1)	3,349	121,615	158,723	50,497
Securities lending income	—	95,370	—	26,056

Total investment income	62,523	979,315	3,405,218	1,052,347

EXPENSES:
Investment management fees	30,541	698,560	1,027,268	419,645

Distribution and service fees:
Class A	9,985	125,624	393,205	76,844
Class B	2,036	113,823	132,705	55,472
Class C	1,527	166,732	6,040	98,747
Class O	—	—	26,780	—
Class Q	—	180	—	—

Transfer agent fees:
Class A	3,741	81,235	184,862	32,672
Class B	191	22,150	21,986	5,845
Class C	144	32,481	977	10,362
Class I	11	123	—	564
Class O	—	—	17,484	—
Class Q	—	4	—	—
Administrative service fees	4,363	132,954	4,026	47,898
Shareholder reporting expense	1,837	38,613	57,818	8,466
Registration fees	26,544	29,051	29,144	31,811
Professional fees	4,625	15,165	21,960	16,204
Custody and accounting expense	3,820	12,810	18,325	10,170
Trustee fees	356	2,745	3,975	819
Interest expense	—	—	—	7,893
Miscellaneous expense	1,971	5,928	10,487	2,485

Total expenses	91,692	1,478,178	1,957,042	825,897
Net waived and reimbursed fees	(34,317)	(193,045)	(114,506)	(13,839)
Brokerage commission recapture	—	—	—	(9,242)

Net expenses	57,375	1,285,133	1,842,536	802,816

Net investment income (loss)	5,148	(305,818)	1,562,682	249,531

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	(36,903)	11,559,440	4,505,340	6,212,633
Foreign currency related transactions	—	—	(7,491)	—

Net realized gain (loss) on investments and foreign currency related transactions	(36,903)	11,559,440	4,497,849	6,212,633

Net change in unrealized appreciation or depreciation on:
Investments	(17,893)	(15,519,306)	(46,929,421)	(23,848,605)
Foreign currency related transactions	—	—	(52)	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transaction	(17,893)	(15,519,306)	(46,929,473)	(23,848,605)

Net realized and unrealized loss on investments and foreign currency related transactions	(54,796)	(3,959,866)	(42,431,624)	(17,635,972)

Decrease in net assets resulting from operations	$(49,648)	$(4,265,684)	$(40,868,942)	$(17,386,441)

* Foreign taxes withheld	$704	$—	$—	$4,621
(1) Affiliated income	$1,365	$113,203	$142,633	$—

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING
	SmallCap	Value
	Value Choice	Choice
	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$833,785	$1,764,338
Interest	54,553	1,403,886
Securities lending income	22,076	142,637

Total investment income	910,414	3,310,861

EXPENSES:
Investment management fees	457,520	1,661,478

Distribution and service fees:
Class A	81,696	268,719
Class B	19,621	209,552
Class C	75,808	434,855

Transfer agent fees:
Class A	36,315	184,972
Class B	2,179	36,134
Class C	8,435	74,854
Class I	2,314	294
Administrative service fees	47,042	172,192
Shareholder reporting expense	18,551	61,756
Registration fees	30,941	46,668
Professional fees	88,247	28,096
Custody and accounting expense	28,210	19,522
Trustee fees	1,536	2,562
Interest expense	—	1,927
Miscellaneous expense	3,881	10,183

Total expenses	902,296	3,213,764
Net waived and reimbursed fees	(137,865)	(204,838)
Brokerage commission recapture	(4,760)	(6,890)

Net expenses	759,671	3,002,036

Net investment income	150,743	308,825

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(2,085,300)	17,983,407
Net change in unrealized appreciation or depreciation on investments	(13,001,437)	(14,202,774)

Net realized and unrealized gain (loss) on investments	(15,086,737)	3,780,633

Increase (decrease) in net assets resulting from operations	$(14,935,994)	$4,089,458

* Foreign taxes withheld	$95	$84,567

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING Fundamental
	ING Real Estate Fund		Research Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

FROM OPERATIONS:
Net investment income (loss)	$1,507,342	$3,263,203	$(16,376)	$(3,261)
Net realized gain on investments, foreign currency related transactions, and futures	6,969,368	32,120,633	1,108,982	2,884,769
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(62,179,732)	47,237,269	(2,010,717)	1,634,596

Increase (decrease) in net assets resulting from operations	(53,703,022)	82,621,105	(918,111)	4,516,104

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(1,580,290)	(1,408,372)	—	(73,260)
Class B	(36,246)	(6,972)	—	(658)
Class C	(26,533)	(6,134)	—	(1,359)
Class I	(1,812,829)	(1,803,689)	—	(30)
Class O	(505,025)	(454,763)	—	—
Class Q	(11)	(7)	—	—

Net realized gains:
Class A	—	(11,843,789)	—	(79,072)
Class B	—	(489,173)	—	(852)
Class C	—	(318,162)	—	(1,814)
Class I	—	(13,166,210)	—	(26)
Class O	—	(3,388,566)	—	—
Class Q	—	(3)	—	—

Total distributions	(3,960,934)	(32,885,840)	—	(157,071)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,494,993	156,847,828	4,861,093	2,878,799
Proceeds issued in merger	—	—	—	34,984,449
Dividends reinvested	3,821,170	30,270,929	—	7,399

	26,316,163	187,118,757	4,861,093	37,870,647
Cost of shares redeemed	(93,573,405)	(123,578,433)	(8,625,047)	(7,783,893)

Net increase (decrease) in net assets resulting from capital share transactions	(67,257,242)	63,540,324	(3,763,954)	30,086,754

Net increase (decrease) in net assets	(124,921,198)	113,275,589	(4,682,065)	34,445,787

NET ASSETS:
Beginning of period	397,916,389	284,640,800	39,682,937	5,237,150

End of period	$272,995,191	$397,916,389	$35,000,872	$39,682,937

Undistributed net investment income (distribution in excess of net investment income/accumulated net investment loss) at end of period	$(2,376,673)	$76,919	$(16,376)	$—

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING MidCap
	ING LargeCap Growth Fund		Opportunities Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

FROM OPERATIONS:
Net investment income (loss)	$263,597	$(1,884,820)	$(1,650,286)	$(3,204,027)
Net realized gain on investments and foreign currency related transactions	25,249,219	20,070,483	33,975,126	43,650,986
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(12,195,432)	19,040,624	(21,932,341)	5,999,067

Increase in net assets resulting from operations	13,317,384	37,226,287	10,392,499	46,446,026

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gains:
Class A	—	—	—	(681,679)
Class B	—	—	—	(570,827)
Class C	—	—	—	(514,628)
Class I	—	—	—	(19,779)
Class Q	—	—	—	(28,620)

Total distributions	—	—	—	(1,815,533)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,972,062	32,611,853	12,477,791	14,674,114
Dividends reinvested	—	—	—	1,215,823

	17,972,062	32,611,853	12,477,791	15,889,937
Cost of shares redeemed	(105,220,807)	(105,751,377)	(36,156,778)	(95,593,704)

Net decrease in net assets resulting from capital share transactions	(87,248,745)	(73,139,524)	(23,678,987)	(79,703,767)

Net decrease in net assets	(73,931,361)	(35,913,237)	(13,286,488)	(35,073,274)

NET ASSETS:
Beginning of period	252,864,686	288,777,923	293,804,095	328,877,369

End of period	$178,933,325	$252,864,686	$280,517,607	$293,804,095

Undistributed net investment income (accumulated net investment loss) at end of period	$263,596	$(1)	$(1,650,286)	$—

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Opportunistic		ING SmallCap
	LargeCap Fund		Opportunities Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

FROM OPERATIONS:
Net investment income (loss)	$5,148	$(5,353)	$(305,818)	$(1,731,705)
Net realized gain (loss) on investments	(36,903)	717,871	11,559,440	26,070,360
Net change in unrealized appreciation or depreciation on investments	(17,893)	445,782	(15,519,306)	128,132

Increase (decrease) in net assets resulting from operations	(49,648)	1,158,300	(4,265,684)	24,466,787

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(34,636)	—	—
Class B	—	(321)	—	—
Class C	—	(653)	—	—

Total distributions	—	(35,610)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,151,463	1,028,111	5,426,837	14,245,885
Dividends reinvested	—	865	—	—

	4,151,463	1,028,976	5,426,837	14,245,885
Cost of shares redeemed	(1,100,537)	(105,592)	(18,497,720)	(47,862,221)

Net increase (decrease) in net assets resulting from capital share transactions	3,050,926	923,384	(13,070,883)	(33,616,336)

Net increase (decrease) in net assets	3,001,278	2,046,074	(17,336,567)	(9,149,549)

NET ASSETS:
Beginning of period	7,111,465	5,065,391	152,942,329	162,091,878

End of period	$10,112,743	$7,111,465	$135,605,762	$152,942,329

Undistributed net investment income (accumulated net investment loss) at end of period	$5,148	$—	$(303,233)	$2,585

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Financial Services Fund		ING LargeCap Value Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

FROM OPERATIONS:
Net investment income	$1,562,682	$2,647,687	$249,531	$376,017
Net realized gain on investments and foreign currency related transactions	4,497,849	38,786,220	6,212,633	9,329,718
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(46,929,473)	10,062,771	(23,848,605)	10,408,017

Increase (decrease) in net assets resulting from operations	(40,868,942)	51,496,678	(17,386,441)	20,113,752

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(2,504,781)	—	(367,115)
Class C	—	(11,459)	—	—
Class I	—	—	—	(52,044)
Class O	—	(161,940)	—	—

Net realized gains:
Class A	—	(22,831,059)	—	(3,273,593)
Class B	—	(3,767,940)	—	(481,495)
Class C	—	(172,101)	—	(738,646)
Class I	—	—	—	(351,057)
Class O	—	(1,354,093)	—	—

Total distributions	—	(30,803,373)	—	(5,263,950)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,199,532	63,360,097	16,260,049	83,836,650
Dividends reinvested	—	23,433,985	—	3,549,152

	14,199,532	86,794,082	16,260,049	87,385,802
Cost of shares redeemed	(39,235,593)	(85,156,659)	(32,517,128)	(47,050,351)

Net increase (decrease) in net assets resulting from capital share transactions	(25,036,061)	1,637,423	(16,257,079)	40,335,451

Net increase (decrease) in net assets	(65,905,003)	22,330,728	(33,643,520)	55,185,253

NET ASSETS:
Beginning of period	312,420,856	290,090,128	107,216,292	52,031,039

End of period	$246,515,853	$312,420,856	$73,572,772	$107,216,292

Undistributed net investment income at end of period	$2,686,895	$1,124,213	$419,467	$169,936

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING SmallCap
	Value Choice Fund		ING Value Choice Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

FROM OPERATIONS:
Net investment income	$150,743	$121,225	$308,825	$1,025,706
Net realized gain (loss) on investments	(2,085,300)	3,540,899	17,983,407	6,924,276
Net change in unrealized appreciation or depreciation on investments	(13,001,437)	9,734,101	(14,202,774)	30,437,603

Increase (decrease) in net assets resulting from operations	(14,935,994)	13,396,225	4,089,458	38,387,585

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(61,882)	—	(813,911)
Class I	—	(22,100)	—	(53)

Net realized gains:
Class A	—	(1,006,775)	—	(5,302,465)
Class B	—	(81,228)	—	(432,560)
Class C	—	(268,036)	—	(1,716,040)
Class I	—	(201,970)	—	(656)

Total distributions	—	(1,641,991)	—	(8,265,685)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,831,359	75,038,918	42,489,764	166,823,089
Proceeds issued in merger	—	—	—	120,894,408
Dividends reinvested	—	1,323,435	—	6,729,481

	12,831,359	76,362,353	42,489,764	294,446,978
Cost of shares redeemed	(21,349,174)	(18,585,458)	(59,364,161)	(42,081,510)

Net increase (decrease) in net assets resulting from capital share transactions	(8,517,815)	57,776,895	(16,874,397)	252,365,468

Net increase (decrease) in net assets	(23,453,809)	69,531,129	(12,784,939)	282,487,368

NET ASSETS:
Beginning of period	102,981,305	33,450,176	350,511,370	68,024,002

End of period	$79,527,496	$102,981,305	$337,726,431	$350,511,370

Undistributed net investment income at end of period	$180,704	$29,961	$687,742	$378,917

See Accompanying Notes to Financial Statements

32

ING REAL ESTATE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months								December 20,
	Ended	Year Ended May 31,							2002(1) to
	November 30,								May 31,
	2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.27	16.42		14.82		12.76		11.06	10.06

Income (loss) from investment operations:
Net investment income	$0.07 *	0.14	*	0.20	†	0.47	*	0.57	0.16
Net realized and unrealized gain (loss) on investments	$(2.83)	4.41		3.02		3.04		2.29	1.04
Total from investment operations	$(2.76)	4.55		3.22		3.51		2.86	1.20

Less distributions from:
Net investment income	$0.21	0.16		0.49		0.50		0.65	0.20
Net realized gains from investments	$—	1.54		1.13		0.95		0.51	—
Total distributions	$0.21	1.70		1.62		1.45		1.16	0.20
Net asset value, end of period	$16.30	19.27		16.42		14.82		12.76	11.06

Total Return(2)%	(14.43)	28.13		22.63		28.51		26.79	12.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$107,733	165,377		102,853		57,799		16,569	982

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.27	1.22		1.20		1.15		1.37	1.53
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.27	1.22		1.20		1.23		1.31	1.45
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.27	1.20		1.16		1.15		1.27	1.45
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.84	0.74		1.36	†	3.34		4.84	0.01
Portfolio turnover rate %	37	57		51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

See Accompanying Notes to Financial Statements

33

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class B

	Six Months								November 20,
	Ended	Year Ended May 31,							2002(1) to
	November 30,								May 31,
	2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.32	16.45		14.85		12.78		11.10	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.01 *	(0.00	)*	0.08	†	0.37	**	0.45	0.12
Net realized and unrealized gain (loss) on investments	$(2.85)	4.43		3.02		3.05		2.32	1.15
Total from investment operations	$(2.84)	4.43		3.10		3.42		2.77	1.27

Less distributions from:
Net investment income	$0.13	0.02		0.37		0.40		0.58	0.17
Net realized gains from investments	$—	1.54		1.13		0.95		0.51	—
Total distributions	$0.13	1.56		1.50		1.35		1.09	0.17
Net asset value, end of period	$16.35	19.32		16.45		14.85		12.78	11.10

Total Return(2)%	(14.77)	27.24		21.70		27.62		25.81	12.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,804	6,331		5,037		3,484		1,990	149

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	2.02	1.97		1.95		1.90		2.12	2.30
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.02	1.97		1.95		1.98		2.06	2.20
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.02	1.95		1.91		1.90		2.02	2.20
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.08	(0.00	)*	0.61	†	2.64		3.28	1.91
Portfolio turnover rate %	37	57		51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is more than $(0.005).

** Calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

See Accompanying Notes to Financial Statements

34

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months								January 17,
	Ended	Year Ended May 31,							2003(1) to
	November 30,								May 31,
	2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.99	16.98		15.28		13.11		11.37	9.96

Income (loss) from investment operations:
Net investment income (loss)	$0.01 *	(0.01	)*	0.11	†	0.38	*	0.43	(0.01)*
Net realized and unrealized gain (loss) on investments	$(2.96)	4.58		3.09		3.13		2.40	1.50
Total from investment operations	$(2.95)	4.57		3.20		3.51		2.83	1.49

Less distributions from:
Net investment income	$0.12	0.02		0.37		0.39		0.58	0.08
Net realized gains from investments	$—	1.54		1.13		0.95		0.51	—
Total distributions	$0.12	1.56		1.50		1.34		1.09	0.08
Net asset value, end of period	$16.92	19.99		16.98		15.28		13.11	11.37

Total Return(2)%	(14.80)	27.21		21.69		27.57		25.75	15.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,196	4,942		3,124		2,720		2,708	157

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	2.02	1.97		1.95		1.90		2.12	2.30
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.02	1.97		1.95		1.98		2.06	2.20
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.02	1.95		1.91		1.90		2.02	2.20
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.07	(0.02)		0.61	†	2.65		3.54	(1.62)
Portfolio turnover rate %	37	57		51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

See Accompanying Notes to Financial Statements

35

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Six Months								November 1,
	Ended	Year Ended May 31,							2002 to
	November 30,								May 31,
	2007	2007		2006		2005		2004	2003(1)

Per Share Operating Performance:
Net asset value, beginning of period	$20.35	17.25		15.49		13.28		11.45	9.98

Income (loss) from investment operations:
Net investment income	$0.10 *	0.21	*	0.28	*†	0.54	*	0.58	0.20
Net realized and unrealized gain (loss) on investments	$(3.00)	4.64		3.14		3.15		2.43	1.47
Total from investment operations	$(2.90)	4.85		3.42		3.69		3.01	1.67

Less distributions from:
Net investment income	$0.23	0.21		0.53		0.53		0.67	0.20
Net realized gains from investments	$—	1.54		1.13		0.95		0.51	—
Total distributions	$0.23	1.75		1.66		1.48		1.18	0.20
Net asset value, end of period	$17.22	20.35		17.25		15.49		13.28	11.45

Total Return(2)%	(14.33)	28.55		22.98		28.82		27.24	16.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$121,952	168,125		144,907		146,499		161,904	125,645

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	0.97	0.90		0.92		0.90		1.06	1.19
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	0.97	0.90		0.92		0.98		0.96	1.00
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.97	0.87		0.88		0.90		0.96	1.00
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.14	1.07		1.68	†	3.70		4.69	4.26
Portfolio turnover rate %	37	57		51		91		132	62

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 3.23% to 1.68%.

See Accompanying Notes to Financial Statements

36

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O				Class Q

	Six Months	Year	Year	September 15,	Six Months	December 20,
	Ended	Ended	Ended	2004(1) to	Ended	2006(1) to
	November 30,	May 31,	May 31,	May 31,	November 30,	May 31,
	2007	2007	2006	2005	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$19.24	16.40	14.81	13.52	19.28	18.84

Income (loss) from investment operations:
Net investment income (loss)	$0.07 *	0.14 *	0.21 †	0.39	0.08	(0.08)
Net realized and unrealized gain (loss) on investments	$(2.82)	4.41	3.00	2.23	(2.86)	0.71
Total from investment operations	$(2.75)	4.55	3.21	2.62	(2.78)	0.63

Less distributions from:
Net investment income	$0.20	0.17	0.49	0.38	0.20	0.14
Net realized gains from investments	$—	1.54	1.13	0.95	—	0.05
Total distributions	$0.20	1.71	1.62	1.33	0.20	0.19
Net asset value, end of period	$16.29	19.24	16.40	14.81	16.30	19.28

Total Return(2)%	(14.37)	28.15	22.60	20.12	(14.50)	3.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36,310	53,140	28,720	12,305	1	1

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.27	1.22	1.16	1.15	1.16	1.45
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.27	1.22	1.16	1.23	1.16	1.45
Net expenses after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	1.27	1.20	1.13	1.15	1.16	1.43
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.83	0.73	1.36 †	3.32	0.89	(1.35)
Portfolio turnover rate %	37	57	51	91	37	57

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

See Accompanying Notes to Financial Statements

37

ING FUNDAMENTAL RESEARCH FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months	Year
	Ended	Ended	December 28,
	November 30,	May 31,	2005(1) to
	2007	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.78	10.16	10.00

Income (loss) from investment operations:
Net investment income	$0.02	0.06 *	0.01
Net realized and unrealized gain (loss) on investments	$(0.27)	1.86	0.15
Total from investment operations	$(0.25)	1.92	0.16

Less distributions from:
Net investment income	$—	0.14	—
Net realized gains on investments	$—	0.16	—
Total distributions	$—	0.30	—
Net asset value, end of period	$11.53	11.78	10.16

Total Return(2)%	(2.12)	19.12	1.60

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,028	12,298	5,136

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.60	2.57	3.74
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	1.25
Net investment income after expense reimbursement (3)(4)%	0.37	0.56	0.32
Portfolio turnover rate %	65	413	54

	Class B

	Six Months	Year
	Ended	Ended	February 6,
	November 30,	May 31,	2006(1) to
	2007	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.68	10.12	10.15

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.07)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$(0.26)	1.91	(0.01)
Total from investment operations	$(0.29)	1.84	(0.03)

Less distributions from:
Net investment income	$—	0.12	—
Net realized gains on investments	$—	0.16	—
Total distributions	$—	0.28	—
Net asset value, end of period	$11.39	11.68	10.12

Total Return(2)%	(2.48)	18.34	(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,504	18,759	25

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.35	3.32	4.49
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	2.00
Net investment loss after expense reimbursement(3)(4)%	(0.38)	(0.62)	(0.42)
Portfolio turnover rate %	65	413	54

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

38

ING FUNDAMENTAL RESEARCH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months	Year
	Ended	Ended	April 17,
	November 30,	May 31,	2006(1) to
	2007	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.71	10.12	10.31

Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.07)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$(0.27)	1.94	(0.17)
Total from investment operations	$(0.29)	1.87	(0.19)

Less distributions from:
Net investment income	$—	0.12	—
Net realized gains on investments	$—	0.16	—
Total distributions	$—	0.28	—
Net asset value, end of period	$11.42	11.71	10.12

Total Return(2)%	(2.48)	18.60	(1.84)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,466	8,622	77

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.35	3.32	4.49
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	2.00
Net investment loss after expense reimbursement(3)(4)%	(0.36)	(0.60)	(0.42)
Portfolio turnover rate %	65	413	54

	Class I

	Six Months	July 18,
	Ended	2006(1) to
	November 30,	May 31,
	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$11.71	9.77

Income (loss) from investment operations:
Net investment income (loss)	$0.04	(0.05)*
Net realized and unrealized gain (loss) on investments	$(0.27)	2.33
Total from investment operations	$(0.23)	2.28

Less distributions from:
Net investment income	$—	0.18
Net realized gains on investments	$—	0.16
Total distributions	$—	0.34
Net asset value, end of period	$11.48	11.71

Total Return(2)%	(1.96)	23.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3	3

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.34	2.17
Net expenses after expense reimbursement(3)(4)%	1.00	0.83
Net investment income (loss) after expense reimbursement(3)(4)%	0.62	(0.49)
Portfolio turnover rate %	65	413

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

39

ING LARGECAP GROWTH FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$21.63	18.64		17.88		18.11	14.33	16.59

Income (loss) from investment operations:
Net investment income (loss)	$0.07	(0.11	)*	(0.10	)*	(0.07)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	$1.11	3.10		0.86		0.37	3.88	(2.11)
Total from investment operations	$1.18	2.99		0.76		0.30	3.78	(2.26)

Less distributions from:
Net investment income	$—	—		—		0.38	—	—
Return of capital	$—	—		—		0.15	—	—
Total distributions	$—	—		—		0.53	—	—
Net asset value, end of period	$22.81	21.63		18.64		17.88	18.11	14.33

Total Return(1)%	5.46	16.04		4.25		1.65	26.38	(13.62)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$74,345	73,556		95,300		111,208	109,858	40,941

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(2)%	1.45	1.48		1.43		1.40	1.61	1.76
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture (2)(3)%	1.45	1.45		1.45		1.45	1.45	1.60
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	1.45	1.44		1.44		1.43	1.42	1.60
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	0.65	(0.57)		(0.55)		(0.49)	(0.82)	(0.96)
Portfolio turnover rate %	49	84		99		81	142	291

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$20.70	17.95		17.33		17.57	13.99	16.30

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.23	)*	(0.22	)*	(0.24)	(0.21)	(0.24)
Net realized and unrealized gain (loss) on investments	$1.07	2.98		0.84		0.41	3.79	(2.07)
Total from investment operations	$1.06	2.75		0.62		0.17	3.58	(2.31)

Less distributions from:
Net investment income	$—	—		—		0.26	—	—
Return of capital	$—	—		—		0.15	—	—
Total distributions	$—	—		—		0.41	—	—
Net asset value, end of period	$21.76	20.70		17.95		17.33	17.57	13.99

Total Return(1)%	5.12	15.32		3.58		0.97	25.59	(14.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$54,450	64,120		83,019		106,162	119,658	72,575

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(2)%	2.10	2.13		2.08		2.05	2.26	2.41
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture (2)(3)%	2.10	2.10		2.10		2.10	2.09	2.25
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	2.10	2.09		2.09		2.08	2.07	2.25
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(2)(3)%	(0.10)	(1.22)		(1.20)		(1.13)	(1.47)	(1.61)
Portfolio turnover rate %	49	84		99		81	142	291

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

40

ING LARGECAP GROWTH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$20.63	17.90		17.27		17.52	13.95	16.25

Income (loss) from investment operations:
Net investment loss	$(0.00)**	(0.22	)*	(0.22	)*	(0.19)	(0.22)	(0.25)
Net realized and unrealized gain (loss) on investments	$1.06	2.95		0.85		0.36	3.79	(2.05)
Total from investment operations	$1.06	2.73		0.63		0.17	3.57	(2.30)

Less distributions from:
Net investment income	$—	—		—		0.27	—	—
Return of capital	$—	—		—		0.15	—	—
Total distributions	$—	—		—		0.42	—	—
Net asset value, end of period	$21.69	20.63		17.90		17.27	17.52	13.95

Total Return(1)%	5.14	15.25		3.65		0.92	25.59	(14.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,358	34,843		43,089		52,355	53,976	31,516

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(2)%	2.10	2.13		2.08		2.05	2.26	2.41
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)(3)%	2.10	2.10		2.10		2.10	2.09	2.25
Net expenses after expense reimbursement and brokerage commission recapture(2)(3)%	2.10	2.09		2.09		2.08	2.07	2.25
Net investment loss after expense reimbursement and brokerage commission recapture(2)(3)%	(0.02)	(1.22)		(1.20)		(1.13)	(1.47)	(1.61)
Portfolio turnover rate %	49	84		99		81	142	291

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$22.56	19.35	18.47		18.69	14.71	16.93

Income (loss) from investment operations:
Net investment income (loss)	$0.02 *	(0.01)	(0.01	)*	0.02	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	$1.26	3.22	0.89		0.37	4.03	(2.16)
Total from investment operations	$1.28	3.21	0.88		0.39	3.98	(2.22)

Less distributions from:
Net investment income	$—	—	—		0.46	—	—
Return of capital	$—	—	—		0.15	—	—
Total distribution	$—	—	—		0.61	—	—
Net asset value, end of period	$23.84	22.56	19.35		18.47	18.69	14.71

Total Return(1)%	5.67	16.59	4.76		2.07	27.06	(13.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,739	79,265	66,319		38,841	36,504	22,156

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(2)%	1.00	1.01	0.97		0.94	1.10	1.21
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)(3)%	1.00	0.98	0.98		0.99	0.94	1.05
Net expenses after expense reimbursement and brokerage commission recapture(2)(3)%	0.99	0.96	0.98		0.97	0.91	1.05
Net investment income (loss) after expense reimbursement and brokerage commission recapture (2)(3)%	0.14	(0.09)	(0.05)		(0.02)	(0.31)	(0.42)
Portfolio turnover rate %	49	84	99		81	142	291

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

41

ING LARGECAP GROWTH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$22.30	19.17	18.35		18.58	14.66	16.92

Income (loss) from investment operations:
Net investment income (loss)	$0.10	(0.07)	(0.07	)*	(0.06)	(0.11)	(0.15)
Net realized and unrealized gain (loss) on investments	$1.14	3.20	0.89		0.40	4.03	(2.11)
Total from investment operations	$1.24	3.13	0.82		0.34	3.92	(2.26)

Less distributions from:
Net investment income	$—	—	—		0.42	—	—
Return of capital	$—	—	—		0.15	—	—
Total distributions	$—	—	—		0.57	—	—
Net asset value, end of period	$23.54	22.30	19.17		18.35	18.58	14.66

Total Return(1)%	5.56	16.33	4.47		1.81	26.74	(13.36)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,042	1,081	1,051		2,037	6,035	6,178

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(2)%	1.24	1.26	1.22		1.19	1.32	1.47
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)(3)%	1.24	1.23	1.24		1.24	1.17	1.31
Net expenses after expense reimbursement and brokerage commission recapture(2)(3)%	1.23	1.22	1.23		1.22	1.14	1.31
Net investment income (loss) after expense reimbursement and brokerage commission recapture(2)(3)%	0.85	(0.34)	(0.36)		(0.27)	(0.53)	(0.66)
Portfolio turnover rate %	49	84	99		81	142	291

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

42

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$17.88	15.18	13.01		12.06	10.12	11.11

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.11)	(0.13	)*	(0.16)	(0.06)	(0.12)
Net realized and unrealized gain (loss) on investments	$0.77	2.90	2.30		1.10	2.00	(0.87)
Total from investment operations	$0.70	2.79	2.17		0.94	1.94	(0.99)

Less distributions from:
Net realized gains on investments	$—	0.09	—		—	—	—
Total distributions	$—	0.09	—		—	—	—
Payment by affiliate	$—	—	—		0.01	—	—
Net asset value, end of period	$18.58	17.88	15.18		13.01	12.06	10.12

Total Return(1)%	3.91	18.49	16.68		7.88 †	19.17	(8.91)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$118,072	117,178	122,820		118,668	133,363	44,010

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(2)%	1.79	1.84	1.82		1.71	1.70	1.83
Net expenses after expense reimbursement/recoupment(2)(3)(4)%	1.25	1.25	1.39		1.64	1.59	1.50
Net investment loss after expense reimbursement/recoupment(2)(3)(4)%	(0.74)	(0.66)	(0.90)		(1.15)	(1.06)	(1.15)
Portfolio turnover rate %	91	167	103		50	115	345

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.79	14.37		12.41		11.59	9.80	10.83

Income (loss) from investment operations:
Net investment loss	$(0.13)*	(0.21	)*	(0.23	)*	(0.27)	(0.06)	(0.20)
Net realized and unrealized gain (loss) on investments	$0.73	2.72		2.19		1.08	1.85	(0.83)
Total from investment operations	$0.60	2.51		1.96		0.81	1.79	(1.03)

Less distributions from:
Net realized gains on investments	$—	0.09		—		—	—	—
Total distributions	$—	0.09		—		—	—	—
Payment by affiliate	$—	—		—		0.01	—	—
Net asset value, end of period	$17.39	16.79		14.37		12.41	11.59	9.80

Total Return(1)%	3.57	17.58		15.79		7.08 †	18.27	(9.51)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$74,936	86,240		107,722		139,100	191,288	43,183

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(2)%	2.49	2.54		2.52		2.41	2.40	2.53
Net expenses after expense reimbursement/recoupment(2)(3)%	2.00	2.00		2.15		2.37	2.29	2.20
Net investment loss after expense reimbursement/recoupment(2)(3)%	(1.50)	(1.41)		(1.66)		(1.87)	(1.69)	(1.85)
Portfolio turnover rate %	91	167		103		50	115	345

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities.

* Calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

43

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.71	14.30		12.35		11.53	9.75	10.77

Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.20	)*	(0.23	)*	(0.26)	(0.12)	(0.19)
Net realized and unrealized gain (loss) on investments	$0.72	2.70		2.18		1.07	1.90	(0.83)
Total from investment operations	$0.59	2.50		1.95		0.81	1.78	(1.02)

Less distributions from:
Net realized gains on investments	$—	0.09		—		—	—	—
Total distributions	$—	0.09		—		—	—	—
Payment by affiliate	$—	—		—		0.01	—	—
Net asset value, end of period	$17.30	16.71		14.30		12.35	11.53	9.75

Total Return(1)%	3.53	17.60		15.79		7.11 †	18.26	(9.47)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$77,503	80,703		90,156		101,261	131,461	67,730

Ratios to average net assets:
Gross expenses prior to expense reimbursement (2)%	2.49	2.54		2.52		2.41	2.40	2.53
Net expenses after expense reimbursement(2)(3)%	2.00	2.00		2.15		2.37	2.29	2.20
Net investment loss after expense reimbursement (2)(3)%	(1.49)	(1.41)		(1.66)		(1.88)	(1.80)	(1.85)
Portfolio turnover rate %	91	167		103		50	115	345

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.51	15.64	13.35	12.33	10.33		11.29

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.03)	(0.07)	(0.09)	(0.09	)*	(0.11)
Net realized and unrealized gain (loss) on investments	$0.80	2.99	2.36	1.10	2.09		(0.85)
Total from investment operations	$0.77	2.96	2.29	1.01	2.00		(0.96)

Less distributions from:
Net realized gains on investments	$—	0.09	—	—	—		—
Total distributions	$—	0.09	—	—	—		—
Payment by affiliate	$—	—	—	0.01	—		—
Net asset value, end of period	$19.28	18.51	15.64	13.35	12.33		10.33

Total Return(1)%	4.16	19.03	17.15	8.27 †	19.36		(8.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,308	4,253	3,376	3,000	2,614		10,844

Ratios to average net assets:
Gross expenses prior to expense reimbursement(2)%	1.29	1.33	1.34	1.27	1.31		1.41
Net expenses after expense reimbursement(2)(3)%	0.80	0.79	0.97	1.22	1.17		1.09
Net investment loss after expense reimbursement (2)(3)%	(0.29)	(0.20)	(0.48)	(0.72)	(0.81)		(0.71)
Portfolio turnover rate %	91	167	103	50	115		345

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% and 8.19% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

44

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.14	15.36	13.15	12.17	10.19		11.16

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.07)	(0.11)	(0.13)	(0.10	)*	(0.09)
Net realized and unrealized gain (loss) on investments	$0.78	2.94	2.32	1.10	2.08		(0.88)
Total from investment operations	$0.73	2.87	2.21	0.97	1.98		(0.97)

Less distributions from:
Net realized gains on investments	$—	0.09	—	—	—		—
Total distributions	$—	0.09	—	—	—		—
Payment by affiliate	$—	—	—	0.01	—		—
Net asset value, end of period	$18.87	18.14	15.36	13.15	12.17		10.19

Total Return(1)%	4.02	18.79	16.81	8.05 †	19.43		(8.69)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,699	5,429	4,805	4,753	4,898		4,886

Ratios to average net assets:
Gross expenses prior to expense reimbursement(2)%	1.54	1.58	1.60	1.52	1.56		1.66
Net expenses after expense reimbursement(2)(3)%	1.05	1.04	1.22	1.47	1.45		1.33
Net investment loss after expense reimbursement (2)(3)%	(0.54)	(0.45)	(0.73)	(0.98)	(1.00)		(0.98)
Portfolio turnover rate %	91	167	103	50	115		345

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.97% for Class Q.

See Accompanying Notes to Financial Statements

45

ING OPPORTUNISTIC LARGECAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended	December 28,
	November 30,	May 31,	2005(1) to
	2007	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.16	10.02	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.01)*	0.06
Net realized and unrealized gain (loss) on investments	$(0.14)	2.22	(0.04)
Total from investment operations	$(0.13)	2.21	0.02

Less distributions from:
Net investment income	$—	0.07	—
Total distributions	$—	0.07	—
Net asset value, end of period	$12.03	12.16	10.02

Total Return(2)%	(1.07)	22.11	0.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,021	6,716	5,021

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.04	3.97	3.74
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	1.25
Net investment income (loss) after expense reimbursement(3)(4)%	0.14	(0.08)	1.32
Portfolio turnover rate %	258	240	51

	Class B

	Six Months
	Ended	Year Ended	April 5,
	November 30,	May 31,	2006(1) to
	2007	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.09	10.01	10.65

Income (loss) from investment operations:
Net investment loss	$(0.03)*	(0.08)*	(0.01)
Net realized and unrealized gain (loss) on investments	$(0.16)	2.21	(0.63)
Total from investment operations	$(0.19)	2.13	(0.64)

Less distributions from:
Net investment income	$—	0.05	—
Total distributions	$—	0.05	—
Net asset value, end of period	$11.90	12.09	10.01

Total Return(2)%	(1.57)	21.35	(6.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$505	257	35

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.79	4.72	4.49
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	2.00
Net investment loss after expense reimbursement(3)(4)%	(0.45)	(0.70)	(0.81)
Portfolio turnover rate %	258	240	51

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

46

ING OPPORTUNISTIC LARGECAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended	April 27,
	November 30,	May 31,	2006(1) to
	2007	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.00	10.01	10.48

Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.08)*	(0.01)
Net realized and unrealized gain (loss) on investments	$(0.19)	2.16	(0.46)
Total from investment operations	$(0.18)	2.08	(0.47)

Less distributions from:
Net investment income	$—	0.09	—
Total distributions	$—	0.09	—
Net asset value, end of period	$11.82	12.00	10.01

Total Return(2)%	(1.50)	20.89	(4.58)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$561	112	10

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.79	4.72	4.54
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	2.00
Net investment income (loss) after expense reimbursement(3)(4)%	0.18	(0.75)	(0.74)
Portfolio turnover rate %	258	240	51

	Class I

	Six Months
	Ended	December 20,
	November 30,	2006(1) to
	2007	May 31, 2007

Per Share Operating Performance:
Net asset value, beginning of period	$12.20	10.99

Income (loss) from investment operations:
Net investment income	$0.02	0.02 *
Net realized and unrealized gain (loss) on investments	$(0.15)	1.19
Total from investment operations	$(0.13)	1.21
Net asset value, end of period	$12.07	12.20

Total Return(2)%	(1.07)	11.01

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26	26

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.79	3.72
Net expenses after expense reimbursement(3)(4)%	1.00	1.00
Net investment income after expense reimbursement (3)(4)%	0.30	0.43
Portfolio turnover rate %	258	240

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

47

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$34.67	29.23		24.37		22.53		18.16	24.04

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.26	)*	(0.31	)*	(0.31	)*	(0.37)	(0.35)
Net realized and unrealized gain (loss) on investments	$(0.95)	5.70		5.17		2.15		4.74	(5.53)
Total from investment operations	$(0.98)	5.44		4.86		1.84		4.37	(5.88)
Net asset value, end of period	$33.69	34.67		29.23		24.37		22.53	18.16

Total Return(1)%	(2.83)	18.61		19.94		8.17		24.06 †	(24.46)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$79,768	88,436		89,328		93,821		105,890	118,570

Ratios to average net assets:
Gross expenses prior to expense reimbursement (2)%	1.79	1.83		1.85		1.74		1.74	1.88
Net expenses after expense reimbursement (2)(3)(4)%	1.50	1.50		1.50		1.63		1.74	1.88
Net investment loss after expense reimbursement(2)(3)(4)%	(0.15)	(0.86)		(1.13)		(1.36)		(1.52)	(1.80)
Portfolio turnover rate %	57	78		87		62		60	357

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$31.27	26.57		22.32		20.78		16.87	22.48

Income (loss) from investment operations:
Net investment loss	$(0.14)*	(0.44	)*	(0.47	)*	(0.44	)*	(0.50)	(0.48)
Net realized and unrealized gain (loss) on investments	$(0.86)	5.14		4.72		1.98		4.41	(5.13)
Total from investment operations	$(1.00)	4.70		4.25		1.54		3.91	(5.61)
Net asset value, end of period	$30.27	31.27		26.57		22.32		20.78	16.87

Total Return(1)%	(3.20)	17.69		19.04		7.41		23.18 †	(24.96)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,006	25,219		30,678		43,929		77,751	85,465

Ratios to average net assets:
Gross expenses prior to expense reimbursement (2)(3)%	2.49	2.53		2.55		2.44		2.44	2.58
Net expenses after expense reimbursement (2)(3)(4)%	2.25	2.25		2.25		2.35		2.44	2.58
Net investment loss after expense reimbursement(2)(3)(4)%	(0.88)	(1.61)		(1.88)		(2.10)		(2.07)	(2.50)
Portfolio turnover rate %	57	78		87		62		60	357

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of SmallCap Opportunities.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% and 0.06% impact on Class A and Class B total returns, respectively. Excluding the reimbursements, the total returns would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

48

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$31.21	26.51		22.27		20.73		16.83	22.44

Income (loss) from investment operations:
Net investment loss	$(0.14)	(0.44	)*	(0.47	)*	(0.44	)*	(0.49)	(0.49)
Net realized and unrealized gain (loss) on investments	$(0.86)	5.14		4.71		1.98		4.39	(5.12)
Total from investment operations	$(1.00)	4.70		4.24		1.54		3.90	(5.61)
Net asset value, end of period	$30.21	31.21		26.51		22.27		20.73	16.83

Total Return(1)%	(3.20)	17.73		19.04		7.43		23.17 †	(25.00)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,547	34,951		39,174		43,603		57,140	63,406

Ratios to average net assets:
Gross expenses prior to expense reimbursement(2)%	2.49	2.53		2.55		2.44		2.44	2.58
Net expenses after expense reimbursement(2)(3)%	2.25	2.25		2.25		2.35		2.44	2.58
Net investment loss after expense reimbursement (2)(3)%	(0.90)	(1.61)		(1.88)		(2.09)		(2.06)	(2.50)
Portfolio turnover rate %	57	78		87		62		60	357

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$35.51	29.82		24.73		22.76	18.27	24.07

Income (loss) from investment operations:
Net investment income (loss)	$0.05	(0.13	)*	(0.18	)*	(0.21)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	$(0.98)	5.82		5.27		2.18	4.72	(5.57)
Total from investment operations	$(0.93)	5.69		5.09		1.97	4.49	(5.80)
Net asset value, end of period	$34.58	35.51		29.82		24.73	22.76	18.27

Total Return(1)%	(2.62)	19.08		20.58		8.66	24.58 †	(24.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,143	4,186		2,727		13,359	11,526	8,510

Ratios to average net assets:
Gross expenses prior to expense reimbursement(2)%	1.30	1.34		1.34		1.28	1.31	1.46
Net expenses after expense reimbursement(2)(3)%	1.07	1.06		1.04		1.17	1.31	1.46
Net investment income (loss) after expense reimbursement(2)(3)%	0.29	(0.42)		(0.65)		(0.91)	(1.09)	(1.37)
Portfolio turnover rate %	57	78		87		62	60	357

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.06% impact on Class C and Class I total returns. Excluding the reimbursements, the total returns would have been 23.11% and 24.52% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

49

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$35.05	29.50		24.54		22.64		18.22		24.07

Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.21	)*	(0.26	)*	(0.27	)*	(0.29	)*	(0.53)
Net realized and unrealized gain (loss) on investments	$(0.97)	5.76		5.22		2.17		4.71		(5.32)
Total from investment operations	$(0.96)	5.55		4.96		1.90		4.42		(5.85)
Net asset value, end of period	$34.09	35.05		29.50		24.54		22.64		18.22

Total Return(1)%	(2.74)	18.81		20.21		8.39		24.26	†	(24.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$141	150		186		243		463		906

Ratios to average net assets:
Gross expenses prior to expense reimbursement(2)%	1.55	1.59		1.59		1.56		1.57		1.70
Net expenses after expense reimbursement(2)(3)%	1.32	1.31		1.30		1.45		1.57		1.70
Net investment income (loss) after expense reimbursement(2)(3)%	0.05	(0.67)		(0.93)		(1.19)		(1.36)		(1.62)
Portfolio turnover rate %	57	78		87		62		60		357

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% impact on Class Q total returns. Excluding the reimbursements, the total returns would have been 24.15%.

See Accompanying Notes to Financial Statements

50

ING FINANCIAL SERVICES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$24.88	23.23	22.21	22.03	19.24	22.11

Income (loss) from investment operations:
Net investment income	$0.15	0.24	0.23	0.16	0.09	0.12
Net realized and unrealized gain (loss) on investments	$(3.49)	4.02	3.00	1.58	3.60	(1.78)
Total from investment operations	$(3.34)	4.26	3.23	1.74	3.69	(1.66)

Less distributions from:
Net investment income	$—	0.26	0.22	0.08	0.08	0.09
Net realized gains from investments	$—	2.35	1.99	1.48	0.82	1.12
Total distributions	$—	2.61	2.21	1.56	0.90	1.21
Net asset value, end of period	$21.54	24.88	23.23	22.21	22.03	19.24

Total Return(1)%	(13.42)	18.80	14.71	7.97	19.57	(6.98)

Ratios and Supplemental Data:
Net assets, end of period (millions)	$203	255	215	183	193	182

Ratios to average net assets:
Gross expenses prior to expense reimbursement(2)%	1.37	1.32	1.29	1.27	1.41	1.52
Net expenses after expense reimbursement(2)(3)%	1.27	1.22	1.19	1.17	1.41	1.52
Net investment income after expense reimbursement (2)(3)%	1.22	0.99	0.99	0.69	0.40	0.54
Portfolio turnover rate %	20	36	26	27	35	19

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$24.51	22.86		21.87		21.79	19.12	22.03

Income (loss) from investment operations:
Net investment income (loss)	$0.05 *	0.05	*	0.05	*	(0.01)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	$(3.42)	3.95		2.95		1.57	3.57	(1.72)
Total from investment operations	$(3.37)	4.00		3.00		1.56	3.49	(1.79)

Less distributions from:
Net investment income	$—	—		0.02		—	—	—
Net realized gains from investments	$—	2.35		1.99		1.48	0.82	1.12
Total distributions	$—	2.35		2.01		1.48	0.82	1.12
Net asset value, end of period	$21.14	24.51		22.86		21.87	21.79	19.12

Total Return(1)%	(13.75)	17.89		13.81		7.21	18.60	(7.66)

Ratios and Supplemental Data:
Net assets, end of period (millions)	$21	33		64		107	127	127

Ratios to average net assets:
Expenses(2)%	2.02	1.97		1.94		1.92	2.16	2.27
Net investment income (loss)(2)%	0.43	0.20		0.21		(0.06)	(0.36)	(0.21)
Portfolio turnover rate %	20	36		26		27	35	19

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

51

ING FINANCIAL SERVICES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months	Year Ended				August 24,
	Ended	May 31,				2004(1) to
	November 30,					May 31,
	2007	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$23.96	22.53		21.78		21.78

Income (loss) from investment operations:
Net investment income	$0.06 *	0.06	*	0.08	*	0.09
Net realized and unrealized gain (loss) on investments	$(3.35)	3.88		2.93		1.49
Total from investment operations	$(3.29)	3.94		3.01		1.58

Less distributions from:
Net investment income	$—	0.16		0.27		0.10
Net realized gains from investments	$—	2.35		1.99		1.48
Total distributions	$—	2.51		2.26		1.58
Net asset value, end of period	$20.67	23.96		22.53		21.78

Total Return(2)%	(13.73)	17.90		13.97		7.29

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,779	1,256		1,311		13

Ratios to average net assets:
Expenses(3)%	2.02	1.97		1.94		1.92
Net investment income(3)%	0.55	0.24		0.35		0.12
Portfolio turnover rate %	20	36		26		27

	Class O

	Six Months	Year Ended			September 15,
	Ended	May 31,			2004(1) to
	November 30,				May 31,
	2007	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$24.73	23.13		22.15	22.67

Income (loss) from investment operations:
Net investment income	$0.14	0.25	*	0.22	0.17
Net realized and unrealized gain (loss) on investments	$(3.46)	3.98		3.00	0.92
Total from investment operations	$(3.32)	4.23		3.22	1.09

Less distributions from:
Net investment income	$—	0.28		0.25	0.13
Net realized gains from investments	$—	2.35		1.99	1.48
Total distributions	$—	2.63		2.24	1.61
Net asset value, end of period	$21.41	24.73		23.13	22.15

Total Return(2)%	(13.42)	18.77		14.68	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,164	23,459		9,659	3,658

Ratios to average net assets:
Expenses(3)%	1.27	1.22		1.19	1.17
Net investment income(3)%	1.24	1.03		1.03	0.80
Portfolio turnover rate %	20	36		26	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

52

ING LARGECAP VALUE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months					February 2,
	Ended	Year Ended May 31,				2004(1) to
	November 30,					May 31,
	2007	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$12.47	10.31		10.23	9.65	10.00

Income (loss) from investment operations:
Net investment income	$0.04 **	0.07	**	0.10	0.05	0.01
Net realized and unrealized gain (loss) on investments	$(2.19)	2.70		0.64	0.69	(0.36)
Total from investment operations	$(2.15)	2.77		0.74	0.74	(0.35)

Less distributions from:
Net investment income	$—	0.06		0.09	0.08	—
Net realized gains on investments	$—	0.55		0.57	0.08	—
Total distributions	$—	0.61		0.66	0.16	—
Net asset value, end of period	$10.32	12.47		10.31	10.23	9.65

Total Return(2)%	(17.24)	27.32		7.65	7.64	(3.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,700	70,598		29,839	22,079	4,729

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.50	1.45		1.50	1.94	4.05
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.47	1.45		1.45	1.45	1.35
Net expense after expense reimbursement and brokerage commission recapture %	1.45	1.45		1.45	1.45	1.35
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	0.74	0.62		1.06	0.93	0.72
Portfolio turnover rate %	22	43		34	47	4

	Class B

	Six Months					February 2,
	Ended	Year Ended May 31,				2004(1) to
	November 30,					May 31,
	2007	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$12.37	10.25	10.17	9.63		10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	(0.02)	0.03	(0.00	)*	(0.00)*
Net realized and unrealized gain (loss) on investments	$(2.17)	2.69	0.63	0.65		(0.37)
Total from investment operations	$(2.17)	2.67	0.66	0.65		(0.37)

Less distributions from:
Net investment income	$—	—	0.01	0.03		—
Net realized gains on investments	$—	0.55	0.57	0.08		—
Total distributions	$—	0.55	0.58	0.11		—
Net asset value, end of period	$10.20	12.37	10.25	10.17		9.63

Total Return(2)%	(17.54)	26.42	6.81	6.78		(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,158	12,381	7,645	8,447		2,601

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.25	2.20	2.25	2.69		4.80
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.22	2.20	2.20	2.20		2.10
Net expense after expense reimbursement and brokerage commission recapture %	2.20	2.20	2.20	2.20		2.10
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.01	(0.13)	0.29	0.17		(0.07)
Portfolio turnover rate %	22	43	34	47		4

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is less than $0.005 or more than $(0.005).

** Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

53

ING LARGECAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months					February 3,
	Ended	Year Ended May 31,				2004(1) to
	November 30,					May 31,
	2007	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$12.36	10.24	10.17	9.63		9.96

Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	(0.03)	0.03	0.00	*	(0.00)*
Net realized and unrealized gain (loss) on investments	$(2.16)	2.70	0.62	0.65		(0.33)
Total from investment operations	$(2.16)	2.67	0.65	0.65		(0.33)

Less distributions from:
Net investment income	$—	—	0.01	0.03		—
Net realized gains on investments	$—	0.55	0.57	0.08		—
Total distributions	$—	0.55	0.58	0.11		—
Net asset value, end of period	$10.20	12.36	10.24	10.17		9.63

Total Return(2)%	(17.48)	26.45	6.79	6.76		(3.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,324	20,418	11,566	11,358		3,793

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.25	2.20	2.25	2.69		4.81
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.22	2.20	2.20	2.20		2.11
Net expense after expense reimbursement and brokerage commission recapture(3)(4)%	2.20	2.20	2.20	2.20		2.11
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.02	(0.13)	0.29	0.17		(0.03)
Portfolio turnover rate %	22	43	34	47		4

	Class I

	Six Months	Year Ended			August 2,
	Ended	May 31,			2004(1) to
	November 30,				May 31,
	2007	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.51	10.32		10.24	9.72

Income (loss) from investment operations:
Net investment income	$0.06 **	0.10	**	0.14	0.10
Net realized and unrealized gain (loss) on investments	$(2.20)	2.72		0.63	0.59
Total from investment operations	$(2.14)	2.82		0.77	0.69

Less distributions from:
Net investment income	$—	0.08		0.12	0.09
Net realized gains on investments	$—	0.55		0.57	0.08
Total distributions	$—	0.63		0.69	0.17
Net asset value, end of period	$10.37	12.51		10.32	10.24

Total Return(2)%	(17.11)	27.80		7.94	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,390	3,819		2,981	2,764

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.16	1.13		1.23	1.65
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.13	1.13		1.18	1.16
Net expense after expense reimbursement and brokerage commission recapture(3)(4)%	1.11	1.13		1.18	1.16
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	1.11	0.90		1.31	1.22
Portfolio turnover rate %	22	43		34	47

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is less than $0.005 or more than $(0.005).

** Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

54

ING SMALLCAP VALUE CHOICE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months	Year Ended				February 1,
	Ended	May 31,				2005(1) to
	November 30,					May 31,
	2007	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.36	12.48		9.57		10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.05	**	(0.00	)*	** (0.00)*
Net realized and unrealized gain (loss) on investments	$(2.11)	2.15		3.04		(0.43)
Total from investment operations	$(2.08)	2.20		3.04		(0.43)

Less distributions from:
Net investment income	$—	0.02		0.05		—
Net realized gains from investments	$—	0.30		0.08		—
Total distributions	$—	0.32		0.13		—
Net asset value, end of period	$12.28	14.36		12.48		9.57

Total Return(2)%	(14.48)	17.82		31.90		(4.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$53,047	72,290		21,127		3,976

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.80	1.65		2.14		4.73
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50	1.50		1.54		1.50
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.49	1.47		1.50		1.50
Net investment income (loss) after expense reimbursement(3)(4)%	0.44	0.42		(0.01)		(0.18)
Portfolio turnover rate %	39	28		36		14

	Class B

	Six Months	Year Ended			February 1,
	Ended	May 31,			2005(1) to
	November 30,				May 31,
	2007	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.18	12.41		9.55	10.00

Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.08	)**	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$(2.08)	2.15		3.02	(0.44)
Total from investment operations	$(2.10)	2.07		2.94	(0.45)

Less distributions from:
Net investment income	$—	—		(0.00)*	—
Net realized gains from investments	$—	0.30		0.08	—
Total distributions	$—	0.30		0.08	—
Net asset value, end of period	$12.08	14.18		12.41	9.55

Total Return(2)%	(14.81)	16.86		30.91	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,139	4,497		2,187	591

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.55	2.40		2.87	5.48
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.25	2.25		2.29	2.25
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.24	2.22		2.25	2.25
Net investment loss after expense reimbursement(3)(4)%	(0.31)	(0.69)		(0.75)	(0.93)
Portfolio turnover rate %	39	28		36	14

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is less than $0.005 or more than $(0.005).

** Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

55

ING SMALLCAP VALUE CHOICE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months	Year Ended			February 2,
	Ended	May 31,			2005(1) to
	November 30,				May 31,
	2007	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.19	12.42		9.56	10.05

Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.06	)**	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$(2.08)	2.13		3.03	(0.48)
Total from investment operations	$(2.10)	2.07		2.95	(0.49)

Less distributions from:
Net investment income	$—	—		0.01	—
Net realized gains from investments	$—	0.30		0.08	—
Total distributions	$—	0.30		0.09	—
Net asset value, end of period	$12.09	14.19		12.42	9.56

Total Return(2)%	(14.80)	16.85		30.97	(4.88)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,362	16,264		6,803	1,517

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.55	2.40		2.87	5.48
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.25	2.25		2.29	2.25
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.24	2.22		2.25	2.25
Net investment loss after expense reimbursement(3)(4)%	(0.32)	(0.58)		(0.75)	(0.91)
Portfolio turnover rate %	39	28		36	14

	Class I

	Six Months	Year	June 9,
	Ended	Ended	2005(1) to
	November 30,	May 31,	May 31,
	2007	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.39	12.50	9.80

Income (loss) from investment operations:
Net investment income	$0.05 **	0.05	0.05 **
Net realized and unrealized gain (loss) on investments	$(2.11)	2.17	2.80
Total from investment operations	$(2.06)	2.22	2.85

Less distributions from:
Net investment income	$—	0.03	0.07
Net realized gains from investments	$—	0.30	0.08
Total distributions	$—	0.33	0.15
Net asset value, end of period	$12.33	14.39	12.50

Total Return(2)%	(14.32)	18.00	29.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,979	9,930	3,333

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.49	1.34	1.75
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.19	1.19	1.15
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.18	1.16	1.11
Net investment income after expense reimbursement (3)(4)%	0.74	0.40	0.42
Portfolio turnover rate %	39	28	36

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

** Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

56

ING VALUE CHOICE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months	Year Ended				February 1,
	Ended	May 31,				2005(1) to
	November 30,					May 31,
	2007	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$16.01	13.43		9.97		10.00

Income (loss) from investment operations:
Net investment income	$0.04	0.13	**	0.10	**	0.00 *
Net realized and unrealized gain (loss) on investments	$0.19	3.13		3.51		(0.03)
Total from investment operations	$0.23	3.26		3.61		(0.03)

Less distributions from:
Net investment income	$—	0.09		0.04		—
Net realized gains from investments	$—	0.59		0.11		—
Total distributions	$—	0.68		0.15		—
Net asset value, end of period	$16.24	16.01		13.43		9.97

Total Return(2)%	1.44	24.60		36.48		(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$212,988	216,598		39,931		3,598

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.59	1.59		1.86		4.95
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.47	1.50		1.51		1.50
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.46	1.49		1.50		1.50
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	0.46	0.90		0.84		0.23
Portfolio turnover rate %	37	35		27		10

	Class B

	Six Months	Year Ended				February 1,
	Ended	May 31,				2005(1) to
	November 30,					May 31,
	2007	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$15.89	13.35		9.95		10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	0.03	**	0.00	* **	(0.01)
Net realized and unrealized gain (loss) on investments	$0.20	3.10		3.52		(0.04)
Total from investment operations	$0.18	3.13		3.52		(0.05)

Less distributions from:
Net investment income	$—	—		0.01		—
Net realized gains from investments	$—	0.59		0.11		—
Total distributions	$—	0.59		0.12		—
Net asset value, end of period	$16.07	15.89		13.35		9.95

Total Return(2)%	1.13	23.69		35.54		(0.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$39,740	45,163		6,538		1,107

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture %	2.34	2.34		2.61		5.70
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.22	2.25		2.26		2.25
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.21	2.24		2.25		2.25
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	(0.29)	0.18		0.05		(0.48)
Portfolio turnover rate %	37	35		27		10

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is less than $0.005.

** Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

57

ING VALUE CHOICE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class C

	Six Months	Year Ended				February 7,
	Ended	May 31,				2005(1) to
	November 30,					May 31,
	2007	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$15.88	13.34		9.94		9.94

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	0.02	**	0.01	**	(0.00	)*
Net realized and unrealized gain on investments	$0.19	3.11		3.51		0.00	*
Total from investment operations	$0.17	3.13		3.52		0.00	*

Less distributions from:
Net investment income	$—	—		0.01		—
Net realized gains from investments	$—	0.59		0.11		—
Total distributions	$—	0.59		0.12		—
Net asset value, end of period	$16.05	15.88		13.34		9.94

Total Return(2)%	1.07	23.71		35.62		0.00	*

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$84,517	87,992		21,549		2,012

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.34	2.34		2.61		5.70
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.22	2.25		2.26		5.70
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.21	2.24		2.25		2.25
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	(0.29)	0.15		0.05		(0.42)
Portfolio turnover rate %	37	35		27		10

	Class I

	Six Months	Year	September 15,
	Ended	Ended	2005(1) to
	November 30,	May 31,	May 31,
	2007	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$16.12	13.43	11.18

Income from investment operations:
Net investment income	$0.08	0.30 **	0.14 **
Net realized and unrealized gain on investments	$0.19	3.02	2.28
Total from investment operations	$0.27	3.32	2.42

Less distributions from:
Net investment income	$—	0.04	0.06
Net realized gains from investments	$—	0.59	0.11
Total distributions	$—	0.63	0.17
Net asset value, end of period	$16.39	16.12	13.43

Total Return(2)%	1.67	24.99	21.87

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$482	758	6

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture %	1.27	1.27	2.11
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.18	1.18	1.63
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.17	1.17	1.61
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	0.74	2.00	1.58
Portfolio turnover rate %	37	35	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is less than $0.005 or 0.005% or more than $(0.005).

** Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

58

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Equity Trust (“IET”), organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-four separate active series. Ten of which are discussed in this report: ING Real Estate Fund (“Real Estate”), ING Fundamental Research Fund (“Fundamental Research”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING SmallCap Value Choice Fund (“SmallCap Value Choice”) and ING Value Choice Fund (“Value Choice”), (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of

59

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts

60

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. Certain Funds intend to limit their use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount

61

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly

Fundamental Research LargeCap Growth MidCap Opportunities Opportunistic LargeCap SmallCap Opportunities Financial Services LargeCap Value SmallCap Value Choice Value Choice	Real Estate

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Options Contracts. Each Fund, may purchase put and call options. Each Fund may write (sell) put options. Each Fund, except Financial Services may write covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is

62

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Securities Lending. Each Fund has the option to temporarily loan securities representing up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.	When-Issued and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued basis. Each Fund, except Financial Services, may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

N.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/ dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

O.	Indemnifications. In the normal course of business, the Fund may enter into contracts that

63

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Non U.S. Government

	Purchases	Sales

Real Estate	$117,498,007	$182,790,297
Fundamental Research	23,463,226	26,946,237
LargeCap Growth	116,758,817	204,882,884
MidCap Opportunities	253,563,208	280,323,802
Opportunistic LargeCap	24,720,581	22,126,729
SmallCap Opportunities	80,712,850	93,785,536
Financial Services	52,835,937	70,703,211
LargeCap Value	20,435,109	34,128,101
SmallCap Value Choice	34,956,541	39,416,248
Value Choice	162,526,475	118,198,145

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets

Real Estate	0.70%
Fundamental Research	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% in excess of $500 million
SmallCap Value Choice	1.00% of the Fund’s average daily net assets managed by NWQ and Kayne; and 0.75% of the Fund’s average daily net assets managed by ING IM.
Value Choice	0.90%

(1)	Effective September 28, 2007, the management fee for Value Choice has been lowered from 1.00% to 0.90%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities and Financial Services pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities L.P. (“INGCRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and INGCRES.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as Sub-Adviser to LargeCap Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, serves as the Sub-Adviser to LargeCap Growth pursuant to a sub-advisory agreement between the Investment Adviser and Wellington Management.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as one of the Sub-Advisers to SmallCap Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and NWQ. Effective March 29, 2007, Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) serves as the second Sub-Adviser to SmallCap Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Kayne. Effective March 29, 2007, ING IM serves as the third Sub-Adviser to SmallCap Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

64

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

Financial Services has entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Fund. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

MidCap Opportunities, SmallCap Opportunities and Financial Services also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the six months ended November 30, 2007, MidCap Opportunities, SmallCap Opportunities and Financial Services paid $113,738, $60,893 and $4,026, respectively, in shareholder servicing fees.

The Investment Adviser, ING IM, INGCRES, IFS and the ING Funds Distributor, LLC (“IFD” or the Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

Certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2007, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities and Financial Services waived $351, $2,690, $20, $1,634 and $2,163, respectively, of such management fees. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class O	Class Q

Real Estate	0.25%	1.00%	0.25%	0.25%
Fundamental Research	0.25%	1.00%	n/a	n/a
LargeCap Growth	0.35%	1.00%	n/a	0.25%
MidCap Opportunities(1)	0.30%	1.00%	n/a	0.25%
Opportunistic LargeCap	0.25%	1.00%	n/a	n/a
SmallCap Opportunities(1)	0.30%	1.00%	n/a	0.25%
Financial Services(1)	0.35%	1.00%	0.25%	n/a
LargeCap Value	0.25%	1.00%	n/a	n/a
SmallCap Value Choice	0.25%	1.00%	n/a	n/a
Value Choice	0.25%	1.00%	n/a	n/a

(1)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services through October 1, 2008. Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities and SmallCap Opportunities. The fee waiver is for the period beginning January 1, 2007 through December 31, 2007.

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B and Class C shares. For the six months ended November 30, 2007, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:	Shares	Shares

Real Estate	$2,597	N/A
Fundamental Research	398	N/A
LargeCap Growth	7,272	N/A
MidCap Opportunities	4,820	N/A
Opportunistic LargeCap	—	N/A
SmallCap Opportunities	2,749	N/A
Financial Services	6,162	N/A
LargeCap Value	13,370	N/A
SmallCap Value Choice	6,891	N/A
Value Choice	—	N/A

65

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Contingent Deferred	Class A	Class C
Sales Charges:	Shares	Shares

Real Estate	$—	$784
Fundamental Research	—	—
LargeCap Growth	417	69
MidCap Opportunities	29	177
Opportunistic LargeCap	—	—
SmallCap Opportunities	—	(39)
Financial Services	13,990	276
LargeCap Value	11,471	1,407
SmallCap Value Choice	—	1,681
Value Choice	5,835	2,271

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Portfolio	Fees	Fees	Fees	Total

Real Estate	$160,500	$22,928	$36,133	$219,561
Fundamental Research	19,987	2,866	19,467	42,320
LargeCap Growth	126,227	16,356	93,278	235,861
MidCap Opportunities	230,818	23,126	151,473	405,417
Opportunistic LargeCap	5,366	767	2,522	8,655
SmallCap Opportunities	108,491	11,164	59,018	178,673
Financial Services	150,686	—	63,973	214,659
LargeCap Value	53,783	6,086	31,202	91,071
SmallCap Value Choice	104,680	6,783	25,345	136,808
Value Choice	252,369	28,041	118,806	399,216

At November 30, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company (“ILIAC”) — Real Estate (30.44)%; Fundamental Research (10.61)%; SmallCap Value Choice (11.40)%; and Opportunistic LargeCap (62.18)%.

ING National Trust — Real Estate (17.47)%.

NOTE 7 — EXPENSE LIMITATIONS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%
Fundamental Research	1.25%	2.00%	2.00%	1.00%	n/a	n/a
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	n/a	1.35%
MidCap Opportunities(1)	1.75%	2.45%	2.45%	1.45%	n/a	1.60%
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	n/a	n/a
LargeCap Value	1.45%	2.20%	2.20%	1.20%	n/a	n/a
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	n/a	n/a
Value Choice(2)	1.40%	2.15%	2.15%	1.15%	n/a	n/a

(1)	Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for MidCap Opportunities and has implemented expense limits for SmallCap Opportunities through at least December 31, 2007. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q

MidCap Opportunities	1.25%	2.00%	2.00%	1.00%	1.25%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2007, ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)	Prior to September 28, 2007, the expense limits for Value Choice were 1.50%, 2.25%, 2.25% and 1.25% for Class A, Class B, Class C and Class I, respectively.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

At November 30, 2007, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

66

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

	November 30,

	2008	2009	2010	Total

Fundamental Research	$—	$169,946	$132,234	$302,180
LargeCap Growth	—	—	80,629	80,629
Opportunistic LargeCap	—	164,407	76,989	241,396
LargeCap Value	65,917	12,843	15,135	93,895
SmallCap Value Choice	108,508	63,738	199,734	371,980
Value Choice	114,069	66,178	271,792	452,039

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon Corporation for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the six months ended November 30, 2007:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
Fund	Utilized	Utilized	Utilized

Real Estate	6	$4,740,000	5.75%
MidCap Opportunities	4	$1,425,000	5.50%
LargeCap Value	20	$2,712,500	5.32%
Value Choice	17	$785,294	5.28%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Real Estate (Number of Shares)
Shares sold	262,850	3,223,010	6,054	74,104
Dividends reinvested	87,251	696,070	1,811	23,757
Shares redeemed	(2,323,565)	(1,602,228)	(102,920)	(76,239)

Net increase (decrease) in shares outstanding	(1,973,464)	2,316,852	(95,055)	21,622

Real Estate ($)
Shares sold	$4,505,063	$62,045,801	$106,452	$1,412,883
Dividends reinvested	1,560,550	13,127,728	32,505	449,040
Shares redeemed	(40,226,640)	(30,457,524)	(1,752,819)	(1,462,600)

Net increase (decrease)	$(34,161,027)	$44,716,005	$(1,613,862)	$399,323

67

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Real Estate (Number of Shares)
Shares sold	15,701	114,358	657,997	2,318,757
Dividends reinvested	1,128	14,522	91,827	642,352
Shares redeemed	(75,167)	(65,626)	(1,930,478)	(3,101,509)

Net increase (decrease) in shares outstanding	(58,338)	63,254	(1,180,654)	(140,400)

Real Estate ($)
Shares sold	$276,919	$2,288,038	$12,092,858	$47,677,356
Dividends reinvested	20,986	284,029	1,733,392	12,761,645
Shares redeemed	(1,331,221)	(1,318,987)	(35,143,674)	(63,308,854)

Net increase (decrease)	$(1,033,316)	$1,253,080	$(21,317,424)	$(2,869,853)

	Class O		Class Q

	Six Months	Year	Six Months	December 20,
	Ended	Ended	Ended	2006(1) to
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Real Estate (Number of Shares)
Shares sold	318,665	2,245,758	—	55
Dividends reinvested	26,514	193,500	—	—
Shares redeemed	(877,005)	(1,428,905)	—	—

Net increase (decrease) in shares outstanding	(531,826)	1,010,353	—	55

Real Estate ($)
Shares sold	$5,513,701	$43,422,740	$—	$1,010
Dividends reinvested	473,737	3,648,487	—	—
Shares redeemed	(15,119,051)	(27,030,468)	—	—

Net increase (decrease)	$(9,131,613)	$20,040,759	$—	$1,010

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Fundamental Research (Number of Shares)
Shares sold	380,150	234,079	7,943	8,586
Shares issued from merger	—	560,516	—	1,941,926
Dividends reinvested	—	260	—	139
Shares redeemed	(120,937)	(256,801)	(516,207)	(347,392)

Net increase (decrease) in shares outstanding	259,213	538,054	(508,264)	1,603,259

Fundamental Research ($)
Shares sold	$4,434,283	$2,610,888	$90,954	$92,641
Shares issued from merger	—	5,962,002	—	20,513,179
Dividends reinvested	—	2,837	—	1,510
Shares redeemed	(1,411,847)	(2,912,080)	(5,936,993)	(3,853,979)

Net increase (decrease)	$3,022,436	$5,663,647	$(5,846,039)	$16,753,351

(1)	Commencement of operations.

68

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months	Year	Six Months	July 18,
	Ended	Ended	Ended	2006(1) to
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Fundamental Research (Number of Shares)
Shares sold	28,739	16,166	13	180
Shares issued from merger	—	803,331	—	94
Dividends reinvested	—	261	—	5
Shares redeemed	(111,299)	(91,328)	—	—

Net increase (decrease) in shares outstanding	(82,560)	728,430	13	279

Fundamental Research ($)
Shares sold	$335,706	$173,508	$150	$1,762
Shares issued from merger	—	8,508,265	—	1,003
Dividends reinvested	—	2,996	—	56
Shares redeemed	(1,276,207)	(1,017,834)	—	—

Net increase (decrease)	$(940,501)	$7,666,935	$150	$2,821

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

LargeCap Growth (Number of Shares)
Shares sold	419,024	723,334	60,963	118,506
Shares redeemed	(561,281)	(2,434,945)	(656,557)	(1,644,132)

Net decrease in shares outstanding	(142,257)	(1,711,611)	(595,594)	(1,525,626)

LargeCap Growth ($)
Shares sold	$9,300,182	$14,010,050	$1,297,596	$2,176,900
Shares redeemed	(12,248,793)	(46,921,853)	(13,839,399)	(30,706,442)

Net decrease	$(2,948,611)	$(32,911,803)	$(12,541,803)	$(28,529,542)

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

LargeCap Growth (Number of Shares)
Shares sold	77,824	123,561	244,009	685,577
Shares redeemed	(228,726)	(842,107)	(3,097,136)	(598,961)

Net increase (decrease) in shares outstanding	(150,902)	(718,546)	(2,853,127)	86,616

LargeCap Growth ($)
Shares sold	$1,669,048	$2,262,797	$5,681,424	$14,107,211
Shares redeemed	(4,767,059)	(15,708,757)	(74,243,795)	(12,221,535)

Net increase (decrease)	$(3,098,011)	$(13,445,960)	$(68,562,371)	$1,885,676

(1)	Commencement of operations.

69

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class Q

	Six Months	Year
	Ended	Ended
	November 30,	May 31,
	2007	2007

LargeCap Growth (Number of Shares)
Shares sold	1,070	2,896
Shares redeemed	(5,293)	(9,248)

Net decrease in shares outstanding	(4,223)	(6,352)

LargeCap Growth ($)
Shares sold	$23,812	$54,895
Shares redeemed	(121,761)	(192,790)

Net decrease	$(97,949)	$(137,895)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

MidCap Opportunities (Number of Shares)
Shares sold	529,675	671,215	56,587	115,781
Dividends reinvested	—	30,308	—	29,286
Shares redeemed	(730,350)	(2,241,102)	(883,098)	(2,507,576)

Net decrease in shares outstanding	(200,675)	(1,539,579)	(826,511)	(2,362,509)

MidCap Opportunities ($)
Shares sold	$9,775,944	$10,379,661	$974,209	$1,691,228
Dividends reinvested	—	476,439	—	434,020
Shares redeemed	(13,268,767)	(34,682,810)	(15,146,805)	(36,529,289)

Net decrease	$(3,492,823)	$(23,826,710)	$(14,172,596)	$(34,404,041)

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

MidCap Opportunities (Number of Shares)
Shares sold	67,893	72,198	23,286	94,480
Dividends reinvested	—	17,449	—	1,218
Shares redeemed	(418,476)	(1,566,343)	(29,627)	(81,842)

Net increase (decrease) in shares outstanding	(350,583)	(1,476,696)	(6,341)	13,856

MidCap Opportunities ($)
Shares sold	$1,166,418	$1,060,445	$453,391	$1,530,683
Dividends reinvested	—	257,194	—	19,778
Shares redeemed	(7,113,343)	(22,794,402)	(574,274)	(1,329,502)

Net increase (decrease)	$(5,946,925)	$(21,476,763)	$(120,883)	$220,959

70

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class Q

	Six Months	Year
	Ended	Ended
	November 30,	May 31,
	2007	2007

MidCap Opportunities (Number of Shares)
Shares sold	5,586	782
Dividends reinvested	—	1,782
Shares redeemed	(2,928)	(16,010)

Net increase (decrease) in shares outstanding	2,658	(13,446)

MidCap Opportunities ($)
Shares sold	$107,829	$12,097
Dividends reinvested	—	28,392
Shares redeemed	(53,589)	(257,701)

Net increase (decrease)	$54,240	$(217,212)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Opportunistic LargeCap (Number of Shares)
Shares sold	277,502	55,634	24,410	18,167
Dividends reinvested	—	17	—	11
Shares redeemed	(79,534)	(4,443)	(3,224)	(380)

Net increase in shares outstanding	197,968	51,208	21,186	17,798

Opportunistic LargeCap ($)
Shares sold	$3,323,973	$648,391	$285,364	$206,099
Dividends reinvested	—	186	—	116
Shares redeemed	(966,164)	(47,910)	(37,771)	(4,316)

Net increase	$2,357,809	$600,667	$247,593	$201,899

	Class C		Class I

	Six Months	Year	Six Months	December 20,
	Ended	Ended	Ended	2006(1) to
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Opportunistic LargeCap (Number of Shares)
Shares sold	46,554	13,163	—	2,161
Dividends reinvested	—	52	—	—
Shares redeemed	(8,477)	(4,869)	—	—

Net increase in shares outstanding	38,077	8,346	—	2,161

Opportunistic LargeCap ($)
Shares sold	$542,126	$148,827	$—	$24,794
Dividends reinvested	—	563	—	—
Shares redeemed	(96,602)	(53,366)	—	—

Net increase	$445,524	$96,024	$—	$24,794

(1)	Commencement of operations.

71

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

SmallCap Opportunities (Number of Shares)
Shares sold	123,815	367,632	12,652	27,235
Shares redeemed	(307,305)	(872,079)	(158,158)	(375,323)

Net decrease in shares outstanding	(183,490)	(504,447)	(145,506)	(348,088)

SmallCap Opportunities ($)
Shares sold	$4,269,305	$11,237,459	$392,436	$755,509
Shares redeemed	(10,576,635)	(26,367,422)	(4,895,814)	(10,250,444)

Net decrease	$(6,307,330)	$(15,129,963)	$(4,503,378)	$(9,494,935)

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

SmallCap Opportunities (Number of Shares)
Shares sold	11,099	14,310	11,770	59,121
Shares redeemed	(86,793)	(371,735)	(9,862)	(32,707)

Net increase (decrease) in shares outstanding	(75,694)	(357,425)	1,908	26,414

SmallCap Opportunities ($)
Shares sold	$343,918	$387,389	$421,178	$1,864,607
Shares redeemed	(2,666,516)	(10,148,107)	(354,067)	(1,028,775)

Net increase (decrease)	$(2,322,598)	$(9,760,718)	$67,111	$835,832

	Class Q

	Six Months	Year
	Ended	Ended
	November 30,	May 31,
	2007	2007

SmallCap Opportunities (Number of Shares)
Shares sold	—	27
Shares redeemed	(132)	(2,036)

Net decrease in shares outstanding	(132)	(2,009)

SmallCap Opportunities ($)
Shares sold	$—	$921
Shares redeemed	(4,688)	(67,473)

Net decrease	$(4,688)	$(66,552)

72

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Financial Services (Number of Shares)
Shares sold	266,983	1,713,834	32,729	100,184
Dividends reinvested	—	787,598	—	128,322
Shares redeemed	(1,075,796)	(1,534,106)	(363,739)	(1,669,741)

Net increase (decrease) in shares outstanding	(808,813)	967,326	(331,010)	(1,441,235)

Financial Services ($)
Shares sold	$6,047,786	$41,313,894	$716,605	$2,382,661
Dividends reinvested	—	18,792,081	—	3,027,109
Shares redeemed	(24,252,020)	(37,123,257)	(8,116,964)	(39,488,815)

Net increase (decrease)	$(18,204,234)	$22,982,718	$(7,400,359)	$(34,079,045)

	Class C		Class O

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Financial Services (Number of Shares)
Shares sold	43,052	29,910	289,575	785,354
Dividends reinvested	—	7,373	—	60,884
Shares redeemed	(9,451)	(43,052)	(296,219)	(315,333)

Net increase (decrease) in shares outstanding	33,601	(5,769)	(6,644)	530,905

Financial Services ($)
Shares sold	$903,012	$700,932	$6,532,129	$18,962,610
Dividends reinvested	—	170,027	—	1,444,768
Shares redeemed	(205,980)	(979,254)	(6,660,629)	(7,565,333)

Net increase (decrease)	$697,032	$(108,295)	$(128,500)	$12,842,045

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

LargeCap Value (Number of Shares)
Shares sold	1,077,670	5,756,297	66,081	489,852
Dividends reinvested	—	186,412	—	35,531
Shares redeemed	(2,407,859)	(3,176,836)	(169,197)	(270,308)

Net increase (decrease) in shares outstanding	(1,330,189)	2,765,873	(103,116)	255,075

LargeCap Value ($)
Shares sold	$12,505,107	$66,369,473	$771,251	$5,608,611
Dividends reinvested	—	2,158,711	—	409,674
Shares redeemed	(27,481,054)	(37,189,846)	(1,918,745)	(3,112,544)

Net increase (decrease)	$(14,975,947)	$31,338,338	$(1,147,494)	$2,905,741

73

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

LargeCap Value (Number of Shares)
Shares sold	256,828	679,531	—	351,142
Dividends reinvested	—	50,145	—	34,750
Shares redeemed	(209,634)	(206,919)	(74,837)	(369,539)

Net increase (decrease) in shares outstanding	47,194	522,757	(74,837)	16,353

LargeCap Value ($)
Shares sold	$2,983,691	$7,846,566	$—	$4,012,000
Dividends reinvested	—	577,666	—	403,101
Shares redeemed	(2,324,722)	(2,363,569)	(792,607)	(4,384,392)

Net increase (decrease)	$658,969	$6,060,663	$(792,607)	$30,709

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

SmallCap Value Choice (Number of Shares)
Shares sold	587,526	4,325,398	22,060	176,697
Dividends reinvested	—	66,321	—	5,413
Shares redeemed	(1,302,418)	(1,050,481)	(79,335)	(41,168)

Net increase (decrease) in shares outstanding	(714,892)	3,341,238	(57,275)	140,942

SmallCap Value Choice ($)
Shares sold	$8,023,522	$56,208,126	$290,596	$2,232,398
Dividends reinvested	—	868,818	—	70,365
Shares redeemed	(16,928,861)	(13,778,960)	(1,022,062)	(523,315)

Net increase (decrease)	$(8,905,339)	$43,297,984	$(731,466)	$1,779,448

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

SmallCap Value Choice (Number of Shares)
Shares sold	127,982	704,194	208,208	612,833
Dividends reinvested	—	14,300	—	15,107
Shares redeemed	(169,066)	(120,465)	(88,751)	(204,734)

Net increase (decrease) in shares outstanding	(41,084)	598,029	119,457	423,206

SmallCap Value Choice ($)
Shares sold	$1,715,870	$9,005,124	$2,801,371	$7,593,270
Dividends reinvested	—	185,897	—	198,355
Shares redeemed	(2,199,537)	(1,569,159)	(1,198,714)	(2,714,024)

Net increase (decrease)	$(483,667)	$7,621,862	$1,602,657	$5,077,601

74

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Value Choice (Number of Shares)
Shares sold	2,109,000	9,285,605	72,623	421,557
Shares issued from merger	—	3,279,640	—	2,087,296
Dividends reinvested	—	331,991	—	21,657
Shares redeemed	(2,527,536)	(2,340,211)	(440,965)	(178,211)

Net increase (decrease) in shares outstanding	(418,536)	10,557,025	(368,342)	2,352,299

Value Choice ($)
Shares sold	$33,700,985	$133,614,986	$1,144,073	$5,996,679
Shares issued from merger	—	51,976,387	—	32,842,795
Dividends reinvested	—	5,073,381	—	329,278
Shares redeemed	(40,027,204)	(34,763,155)	(6,986,505)	(2,655,094)

Net increase (decrease)	$(6,326,219)	$155,901,599	$(5,842,432)	$36,513,658

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Value Choice (Number of Shares)
Shares sold	483,486	1,907,670	354	733
Shares issued from merger	—	2,248,538	—	45,769
Dividends reinvested	—	87,238	—	46
Shares redeemed	(759,987)	(316,307)	(17,945)	—

Net increase (decrease) in shares outstanding	(276,501)	3,927,139	(17,591)	46,548

Value Choice ($)
Shares sold	$7,638,982	$27,200,961	$5,724	$10,463
Shares issued from merger	—	35,344,608	—	730,618
Dividends reinvested	—	1,326,113	—	709
Shares redeemed	(12,060,940)	(4,663,261)	(289,512)	—

Net increase (decrease)	$(4,421,958)	$59,208,421	$(283,788)	$741,790

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Funds except, Financial Services, can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2007, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
Fund Name	Loaned	Collateral

LargeCap Growth	$13,099,090	$13,281,107
MidCap Opportunities	37,273,859	38,324,510
SmallCap Opportunities	35,492,494	36,570,571
LargeCap Value	10,528,207	10,514,627
Value Choice	85,383,162	88,309,259

75

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — REORGANIZATIONS

On March 4, 2007, Fundamental Research and on May 28, 2007, Value Choice, each as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Disciplined LargeCap Fund, and ING MidCap Value Fund and ING SmallCap Value Fund, respectively, also listed below (“Acquired Fund”), in tax-free reorganizations in exchange for shares of the Acquiring Fund, pursuant to the plans of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

				Acquired	Acquired Fund
				Capital Loss	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carryforward	Appreciation/	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	(Depreciation) (000’s)	Ratio

Fundamental Research	ING Disciplined LargeCap Fund	$34,984	$5,686	$39,222	$2,927	1.02
Value Choice	ING MidCap Value Fund	74,983	226,833	2,482	(567)	0.65
Value Choice	ING SmallCap Value Fund	45,911	226,833	5,768	(2,863)	0.72

The net assets of Fundamental Research and Value Choice after the acquisition were $40,670,457 and $347,727,168, respectively.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended
	November 30, 2007	Year Ended May 31, 2007

			Long-Term
		Ordinary	Capital
	Ordinary Income	Income	Gains

Real Estate(1)	$3,960,934	$8,847,739	$23,739,362
Fundamental Research	—	154,382	2,689
MidCap Opportunities	—	—	1,815,533
Opportunistic LargeCap	—	35,610	—
Financial Services	—	5,412,872	25,390,501
LargeCap Value	—	1,679,830	3,584,120
SmallCap Value Choice	—	1,251,568	390,423
Value Choice	—	5,763,247	2,502,438

(1) Composition of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2007 and 2006.

76

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2007 were:

	Undistributed	Undistributed
	Ordinary	Long Term	Unrealized	Capital Loss	Expiration
	Income	Capital Gains	Appreciation	Carryforwards	Dates

Real Estate(1)	$—	$162,665	$136,813,420	$—	—
Fundamental Research	168,930	1,873,438	4,409,847	(7,404,640)	2009
				(24,371,998)	2010
				(6,531,057)	2011

				$(38,307,695)

LargeCap Growth	—	—	48,972,842	(77,605,587)	2009
				(137,806,249)	2010
				(117,098,211)	2011
				(1,005,295)	2013

				$(333,515,342)

MidCap Opportunities	—	19,083,679	43,096,594	(33,413,565)	2008
				(39,681,893)	2009
				(21,217,297)	2010
				(9,824,346)	2011

				$(104,137,101)*

Opportunistic LargeCap	292,010	246,632	598,363	—	—
SmallCap Opportunities	—	—	23,563,548	(61,778,082)	2010
				(167,319,500)	2011

				$(229,097,582)*

Financial Services	2,688,470	22,675,943	73,446,034	—	—
LargeCap Value	1,738,507	4,705,306	10,352,564	—	—
SmallCap Value Choice	1,419,923	1,840,703	11,881,288	—	—
Value Choice	1,258,059	—	33,858,054	(8,207,774)*	2014

(1) As of the Fund’s tax year ended December 31, 2006.

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following security has been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for this security was determined by ING Funds Valuation Committee appointed by the Funds’ Board.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

SmallCap Value Choice	PetroHawk Energy Corp.	3,000	03/30/07	$44,081	$48,900	0.0%

NOTE 14 — CONCENTRATION OF RISKS

Concentration (Real Estate and Financial Services). Each Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Non-Diversified (Real Estate and Opportunistic LargeCap). The Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in

77

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 14 — CONCENTRATION OF RISKS (continued)

the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Fundamental Research, LargeCap Growth, MidCap Opportunities, Opportunistic LargeCap, SmallCap Value Choice and Value Choice) There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (Value Choice). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

NOTE 15 — SUBSEQUENT EVENT

Dividends: Subsequent to November 30, 2007, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains	Payable Date	Record Date

Real Estate
Class A	$—	$—	$1.5193	December 20, 2007	December 17, 2007
Class B	$—	$—	$1.5193	December 20, 2007	December 17, 2007
Class C	$—	$—	$1.5193	December 20, 2007	December 17, 2007
Class I	$—	$—	$1.5193	December 20, 2007	December 17, 2007
Class O	$—	$—	$1.5193	December 20, 2007	December 17, 2007
Class Q	$—	$—	$1.5193	December 20, 2007	December 17, 2007
Class A	$0.1616	$—	$—	January 3, 2008	December 28, 2007
Class B	$0.1304	$—	$—	January 3, 2008	December 28, 2007
Class C	$0.1295	$—	$—	January 3, 2008	December 28, 2007
Class I	$0.1764	$—	$—	January 3, 2008	December 28, 2007
Class O	$0.1616	$—	$—	January 3, 2008	December 28, 2007
Class Q	$0.1604	$—	$—	January 3, 2008	December 28, 2007
Class W	$0.1806	$—	$—	January 3, 2008	December 28, 2007

78

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

	PER SHARE AMOUNTS

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains	Payable Date	Record Date

Fundamental Research
Class A	$—	$0.0564	$0.6221	December 20, 2007	December 17, 2007
Class B	$—	$0.0564	$0.6221	December 20, 2007	December 17, 2007
Class C	$—	$0.0564	$0.6221	December 20, 2007	December 17, 2007
Class I	$—	$0.0564	$0.6221	December 20, 2007	December 17, 2007

MidCap Opportunities
Class A	$—	$0.5184	$1.9771	December 20, 2007	December 17, 2007
Class B	$—	$0.5184	$1.9771	December 20, 2007	December 17, 2007
Class C	$—	$0.5184	$1.9771	December 20, 2007	December 17, 2007
Class I	$—	$0.5184	$1.9771	December 20, 2007	December 17, 2007
Class Q	$—	$0.5184	$1.9771	December 20, 2007	December 17, 2007

Financial Services
Class A	$0.2814	$0.1377	$2.7244	December 20, 2007	December 17, 2007
Class B	$0.0211	$0.1377	$2.7244	December 20, 2007	December 17, 2007
Class C	$0.2032	$0.1377	$2.7244	December 20, 2007	December 17, 2007
Class O	$0.2941	$0.1377	$2.7244	December 20, 2007	December 17, 2007

LargeCap Value
Class A	$0.0899	$0.4225	$1.3163	December 20, 2007	December 17, 2007
Class B	$0.0028	$0.4225	$1.3163	December 20, 2007	December 17, 2007
Class C	$0.0163	$0.4225	$1.3163	December 20, 2007	December 17, 2007
Class I	$0.1383	$0.4225	$1.3163	December 20, 2007	December 17, 2007

SmallCap Value Choice
Class A	$0.0426	$0.2173	$0.2871	December 20, 2007	December 17, 2007
Class B	$—	$0.2173	$0.2871	December 20, 2007	December 17, 2007
Class C	$—	$0.2173	$0.2871	December 20, 2007	December 17, 2007
Class I	$0.0735	$0.2173	$0.2871	December 20, 2007	December 17, 2007

Value Choice
Class A	$0.0530	$0.2012	$0.7607	December 20, 2007	December 17, 2007
Class B	$—	$0.2012	$0.7607	December 20, 2007	December 17, 2007
Class C	$—	$0.2012	$0.7607	December 20, 2007	December 17, 2007
Class I	$0.0775	$0.2012	$0.7607	December 20, 2007	December 17, 2007

Effective on or about December 17, 2007, the Board approved to change the name of “SmallCap Value Choice” to “ING SmallCap Value Multi-Manager Fund.”

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For May year-end funds, the current NAV and this semi-annual report are required to reflect the effects of FIN 48. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

79

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of November 30, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has

80

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

81

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 1.0%
		Lodging: 0.5%
25,400		Starwood Hotels & Resorts Worldwide, Inc.	$1,363,472

			1,363,472

		Real Estate: 0.5%
69,019	@	DuPont Fabros Technology, Inc.	1,294,106

			1,294,106

		Total Common Stock (Cost $2,852,056)	2,657,578

REAL ESTATE INVESTMENT TRUSTS: 98.0%
		Apartments: 12.9%
98,200		AvalonBay Communities, Inc.	9,765,008
97,700		BRE Properties, Inc.	4,352,535
69,700		Camden Property Trust	3,666,917
132,100		Equity Residential	4,915,441
41,110		Essex Property Trust, Inc.	4,264,751
98,000		Home Properties, Inc.	4,428,620
103,800		Post Properties, Inc.	3,768,978

			35,162,250

		Diversified: 5.7%
76,700		Digital Realty Trust, Inc.	2,926,872
140,900		Vornado Realty Trust	12,681,000

			15,607,872

		Health Care: 10.5%
231,600		HCP, Inc.	7,747,020
234,500		Nationwide Health Properties, Inc.	7,335,160
159,500		Omega Healthcare Investors, Inc.	2,579,115
255,225		Ventas, Inc.	11,127,810

			28,789,105

		Hotels: 6.2%
57,700		FelCor Lodging Trust, Inc.	1,010,327
551,438		Host Hotels & Resorts, Inc.	10,582,095
73,200		LaSalle Hotel Properties	2,723,040
149,300		Strategic Hotel Capital, Inc.	2,733,683

			17,049,145

		Office Property: 16.3%
120,100		BioMed Realty Trust, Inc.	2,711,858
166,600		Boston Properties, Inc.	16,396,772
111,050		Corporate Office Properties Trust SBI MD	4,011,126
149,000		Douglas Emmett, Inc.	3,577,490
111,600		Highwoods Properties, Inc.	3,541,068
75,700		Kilroy Realty Corp.	4,230,873
95,300		SL Green Realty Corp.	9,901,670

			44,370,857

		Regional Malls: 18.9%
242,900		General Growth Properties, Inc.	11,280,276
112,000		Macerich Co.	8,696,800
257,900		Simon Property Group, Inc.	25,390,255
114,900		Taubman Centers, Inc.	6,150,597

			51,517,928

		Shopping Centers: 15.1%
132,350		Acadia Realty Trust	3,492,717
141,800		Equity One, Inc.	3,356,406
145,800		Federal Realty Investment Trust	12,129,102
160,123		Kimco Realty Corp.	6,323,257
170,700		Regency Centers Corp.	11,341,308
110,500		Tanger Factory Outlet Centers, Inc.	4,653,155

			41,295,945

		Storage: 2.8%
93,000		Extra Space Storage, Inc.	1,326,180
80,902		Public Storage, Inc.	6,256,961

			7,583,141

		Warehouse/ Industrial: 9.6%
121,925		AMB Property Corp.	7,456,933
286,000		Prologis	18,710,120

			26,167,053

		Total Real Estate Investment Trusts (Cost $200,789,206)	267,543,296

		Total Long-Term Investments (Cost $203,641,262)	270,200,874

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 1.0%
		U.S. Government Agency Obligations: 1.0%
$2,765,000	Z	Freddie Mac, 3.600%, due 12/03/07	$2,764,171

		Total Short-Term Investments (Cost $2,764,171)	2,764,171

Total Investments in Securities (Cost $206,405,433)	100.0%	$272,965,045
Other Assets and Liabilities-Net	0.0	30,146

Net Assets	100.0%	$272,995,191

@	Non-income producing security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $210,630,337.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$66,764,886
Gross Unrealized Depreciation	(4,430,178)

Net Unrealized Appreciation	$62,334,708

See Accompanying Notes to Financial Statements

82

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.4%
		Aerospace/ Defense: 0.7%
4,900	@	BE Aerospace, Inc.	$230,300

			230,300

		Agriculture: 2.5%
11,460		Altria Group, Inc.	888,838

			888,838

		Apparel: 0.5%
2,800		Nike, Inc.	183,820

			183,820

		Banks: 4.3%
14,330		Bank of America Corp.	661,043
5,400		State Street Corp.	431,406
12,800		US Bancorp	423,552

			1,516,001

		Beverages: 2.1%
5,900		Coca-Cola Co.	366,390
5,000		PepsiCo, Inc.	385,900

			752,290

		Chemicals: 1.3%
4,500		Air Products & Chemicals, Inc.	445,680

			445,680

		Computers: 4.2%
2,500	@	Apple, Inc.	455,550
17,000	@	Dell, Inc.	417,180
6,507		Hewlett-Packard Co.	332,898
10,800		Seagate Technology, Inc.	278,532
12,700		Seagate Technology, Inc. — Escrow	—

			1,484,160

		Cosmetics/ Personal Care: 1.6%
7,695		Procter & Gamble Co.	569,430

			569,430

		Diversified Financial Services: 8.5%
34,700	@@	Amvescap PLC	448,423
17,650		Citigroup, Inc.	587,745
15,380		JPMorgan Chase & Co.	701,636
7,100	@@	Lazard Ltd.	345,486
14,200		Lehman Brothers Holdings, Inc.	889,346

			2,972,636

		Electric: 3.9%
3,900		Exelon Corp.	316,173
6,785	@	Mirant Corp.	261,833
6,900	@	NRG Energy, Inc.	292,491
8,500		NSTAR	297,500
3,900		PG&E Corp.	180,453

			1,348,450

		Environmental Control: 1.2%
12,300		Waste Management, Inc.	422,136

			422,136

		Food: 1.6%
16,167		Kraft Foods, Inc.	558,570

			558,570

		Healthcare — Products: 3.5%
11,040		Johnson & Johnson	747,850
12,400	@	St. Jude Medical, Inc.	492,900

			1,240,750

		Healthcare — Services: 1.2%
4,700	@,W	Covance, Inc.	410,451

			410,451

		Household Products/ Wares: 0.5%
2,600		Kimberly-Clark Corp.	181,506

			181,506

		Housewares: 0.7%
4,700		Toro Co.	261,555

			261,555

		Insurance: 5.4%
4,000		American International Group, Inc.	232,520
6,500		Assurant, Inc.	425,295
11,400		MBIA, Inc.	416,214
7,900		Principal Financial Group, Inc.	517,371
6,900		Protective Life Corp.	285,522

			1,876,922

		Internet: 3.0%
2,500	@,@@, #	Alibaba.com Ltd.	12,828
1,500	@	Google, Inc. — Class A	1,039,500

			1,052,328

		Investment Companies: 0.9%
16,900		KKR Private Equity Investors LP	302,510

			302,510

		Iron/ Steel: 1.3%
4,700		Allegheny Technologies, Inc.	459,425

			459,425

		Media: 2.4%
23,480		News Corp. — Class A	494,724
10,100		Time Warner, Inc.	174,326
5,200		Walt Disney Co.	172,380

			841,430

		Metal Fabricate/ Hardware: 1.2%
2,800		Precision Castparts Corp.	412,552

			412,552

		Mining: 1.1%
10,300		Alcoa, Inc.	374,611

			374,611

		Miscellaneous Manufacturing: 5.0%
10,200		Cooper Industries Ltd.	512,244
20,160		General Electric Co.	771,926
7,400		Roper Industries, Inc.	469,530

			1,753,700

		Oil & Gas: 9.2%
20,270	S	ExxonMobil Corp.	1,807,273
7,800		Hess Corp.	555,516
1,284	@	Transocean, Inc.	176,280
11,100		XTO Energy, Inc.	686,202

			3,225,271

		Pharmaceuticals: 5.4%
6,800		Abbott Laboratories	391,068
9,000	@	Hospira, Inc.	389,700
13,800		Merck & Co., Inc.	819,168
10,700		Omnicare, Inc.	272,636

			1,872,572

See Accompanying Notes to Financial Statements

83

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Retail: 5.6%
9,600	@	Aeropostale, Inc.	$245,280
9,200		CVS Caremark Corp.	368,828
7,700		Home Depot, Inc.	219,912
5,900	@	Kohl’s Corp.	290,752
10,700		Liz Claiborne, Inc.	268,463
3,600		McDonald’s Corp.	210,492
2,800		Target Corp.	168,168
4,100		Wal-Mart Stores, Inc.	196,390

			1,968,285

		Semiconductors: 5.2%
35,800		Intel Corp.	933,664
19,400		Maxim Integrated Products	449,886
42,501	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	421,610

			1,805,160

		Software: 6.2%
7,200	@	Adobe Systems, Inc.	303,408
36,160		Microsoft Corp.	1,214,975
31,900	@	Oracle Corp.	643,742

			2,162,125

		Telecommunications: 7.2%
25,500	@	Arris Group, Inc.	265,965
25,200		AT&T, Inc.	962,892
13,700	@	Cisco Systems, Inc.	383,874
13,990		Qualcomm, Inc.	570,512
12,800	@	Qwest Communications International, Inc.	84,864
6,100		Verizon Communications, Inc.	263,581

			2,531,688

		Total Common Stock (Cost $31,557,965)	34,105,152

SHORT-TERM INVESTMENTS: 3.5%
		Mutual Fund: 3.2%
1,100,000	**	ING Institutional Prime Money Market Fund	1,100,000

		Total Mutual Fund (Cost $1,100,000)	1,100,000

		Repurchase Agreement: 0.3%
$106,000		Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $106,040 to be received upon repurchase (Collateralized by $195,000 Resolution Funding Corp., Discount Note, Market Value $110,220, due 07/15/20)	$106,000

		Total Repurchase Agreement (Cost $106,000)	106,000

		Total Short-Term Investments (Cost $1,206,000)	1,206,000

Total Investments in Securities (Cost $32,763,965)	100.9%	$35,311,152
Other Assets and Liabilities-Net	(0.9)	(310,280)

Net Assets	100.0%	$35,000,872

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
**	Investment in affiliate
*	Cost for federal income tax purposes is $32,901,770. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,747,786
Gross Unrealized Depreciation	(1,338,404)

Net Unrealized Appreciation	$2,409,382

ING Fundamental Research Fund Open Futures Contracts on November 30, 2007

	Number	Notional		Unrealized
Contract Description	of Contracts	Market Value ($)	Expiration Date	Appreciation/(Depreciation)

Long Contracts
S&P 500 E-Mini	3	222,555	12/21/07	$2,293

See Accompanying Notes to Financial Statements

84

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 98.5%
		Advertising: 1.5%
47,670	@,@@, L	Focus Media Holding Ltd. ADR	$2,690,495

			2,690,495

		Aerospace/ Defense: 6.2%
30,540		Boeing Co.	2,826,172
58,630		General Dynamics Corp.	5,205,171
27,470		Lockheed Martin Corp.	3,040,105

			11,071,448

		Apparel: 1.8%
49,910		Nike, Inc.	3,276,592

			3,276,592

		Banks: 0.8%
51,380	@@	Banco Itau Holding Financeira SA ADR	1,415,005

			1,415,005

		Beverages: 0.5%
12,610		PepsiCo, Inc.	973,240

			973,240

		Biotechnology: 0.7%
17,150	@	Genentech, Inc.	1,307,688

			1,307,688

		Chemicals: 3.9%
44,820	@@,L	Agrium, Inc.	2,592,389
27,660		Monsanto Co.	2,748,574
14,110	@@	Potash Corp. of Saskatchewan	1,691,648

			7,032,611

		Commercial Services: 7.3%
73,350	@@	Accenture Ltd.	2,534,976
45,940	@	Apollo Group, Inc. — Class A	3,515,329
31,740		Manpower, Inc.	1,939,314
27,040		McKesson Corp.	1,804,379
144,270		Western Union Co.	3,260,502

			13,054,500

		Computers: 6.9%
22,610	@	Apple, Inc.	4,119,994
92,450	@	Cadence Design Systems, Inc.	1,534,670
30,240	@	Cognizant Technology Solutions Corp.	940,464
65,120		Hewlett-Packard Co.	3,331,539
7,170		International Business Machines Corp.	754,141
65,150	@	Network Appliance, Inc.	1,609,857

			12,290,665

		Cosmetics/ Personal Care: 0.6%
14,220		Procter & Gamble Co.	1,052,280

			1,052,280

		Diversified Financial Services: 6.2%
3,890		CME Group, Inc.	2,561,954
14,170		Franklin Resources, Inc.	1,745,461
12,240		Goldman Sachs Group, Inc.	2,774,074
77,100	@,@@, L	Invesco PLC ADR	2,023,875
72,100	@,@@	MF Global Ltd.	2,078,643

			11,184,007

		Electrical Components & Equipment: 0.8%
30,769	@@	Gamesa Corp. Tecnologica SA	1,395,195

			1,395,195

		Energy — Alternate Sources: 1.9%
7,800	@	Sunpower Corp.	970,632
30,710	@,@@, L	Suntech Power Holdings Co., Ltd. ADR	2,431,311

			3,401,943

		Engineering & Construction: 4.9%
102,410	@@	ABB Ltd. ADR	3,008,806
23,580		Fluor Corp.	3,470,269
15,100	@,@@	Foster Wheeler Ltd.	2,249,900

			8,728,975

		Entertainment: 0.3%
12,500		International Game Technology	545,750

			545,750

		Food: 1.0%
3,800	@@	Nestle SA	1,827,060

			1,827,060

		Healthcare — Products: 1.0%
26,420	@	Hologic, Inc.	1,754,024

			1,754,024

		Insurance: 0.7%
24,370		AON Corp.	1,217,769

			1,217,769

		Internet: 6.5%
9,240	@	Google, Inc. — Class A	6,403,320
50,500	@	McAfee, Inc.	1,966,975
97,900	@	Symantec Corp.	1,742,620
37,230	@	VeriSign, Inc.	1,522,707

			11,635,622

		Machinery — Diversified: 0.7%
7,510		Deere & Co.	1,290,218

			1,290,218

		Media: 0.9%
38,900	@	Viacom — Class B	1,634,578

			1,634,578

		Mining: 4.5%
37,460	@@	Cameco Corp.	1,549,720
65,990	@@	Cia Vale do Rio Doce ADR	2,281,934
21,750		Freeport-McMoRan Copper & Gold, Inc.	2,151,728
41,880	@@	Vedanta Resources PLC	1,982,435

			7,965,817

		Miscellaneous Manufacturing: 4.3%
40,640		Danaher Corp.	3,528,365
16,620		Parker Hannifin Corp.	1,320,127
18,770	@@,L	Siemens AG ADR	2,848,723

			7,697,215

		Oil & Gas: 5.3%
20,510		ConocoPhillips	1,641,620
5,770		Diamond Offshore Drilling	671,801
34,020	L	EOG Resources, Inc.	2,816,176
22,555	@	Transocean, Inc.	3,096,590
18,640	@	Ultra Petroleum Corp.	1,209,736

			9,435,923

See Accompanying Notes to Financial Statements

85

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Oil & Gas Services: 0.6%
28,770		Halliburton Co.	$1,053,270

			1,053,270

		Pharmaceuticals: 8.4%
48,100		Abbott Laboratories	2,766,231
62,820	@,@@	Elan Corp. PLC ADR	1,446,745
22,360	@	Gilead Sciences, Inc.	1,040,634
59,940		Merck & Co., Inc.	3,558,038
134,660		Schering-Plough Corp.	4,214,853
43,630	@@	Teva Pharmaceutical Industries Ltd. ADR	1,947,207

			14,973,708

		Retail: 1.0%
37,110	@	Kohl’s Corp.	1,828,781

			1,828,781

		Semiconductors: 3.6%
106,360		Altera Corp.	1,997,441
103,320		Intel Corp.	2,694,586
58,260		Linear Technology Corp.	1,774,600

			6,466,627

		Software: 8.8%
34,700	@	Autodesk, Inc.	1,634,023
45,440		Automatic Data Processing, Inc.	2,047,526
55,880	@	Electronic Arts, Inc.	3,139,897
150,250		Microsoft Corp.	5,048,400
192,850	@	Oracle Corp.	3,891,713

			15,761,559

		Telecommunications: 6.9%
20,390	@@	America Movil SA de CV ADR	1,257,247
42,550		AT&T, Inc.	1,625,836
82,720	@	Cisco Systems, Inc.	2,317,814
62,310	@,L	MetroPCS Communications, Inc.	1,065,501
23,760	@,L	NII Holdings, Inc.	1,310,602
39,980	@@	Nokia OYJ ADR	1,572,413
78,030		Qualcomm, Inc.	3,182,063

			12,331,476

		Total Common Stock (Cost $138,378,445)	176,294,041

SHORT-TERM INVESTMENTS: 9.6%
		U.S. Government Agency Obligations: 2.2%
$3,918,000	Z	Freddie Mac, 3.600%, due 12/03/07	$3,916,825

		Total U.S. Government Agency Obligations (Cost $3,916,825)	3,916,825

		Securities Lending CollateralCC: 7.4%
13,281,107		Bank of New York Mellon Corp. Institutional Cash Reserves	13,281,107

		Total Securities Lending Collateral (Cost $13,281,107)	13,281,107

		Total Short-Term Investments (Cost $17,197,932)	17,197,932

Total Investments in Securities (Cost $155,576,377)*	108.1%	$193,491,973
Other Assets and Liabilities-Net	(8.1)	(14,558,648)

Net Assets	100.0%	$178,933,325

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $156,852,533.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$39,873,832
Gross Unrealized Depreciation	(3,234,392)

Net Unrealized Appreciation	$36,639,440

See Accompanying Notes to Financial Statements

86

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 96.7%
		Aerospace/ Defense: 2.2%
32,500		L-3 Communications Holdings, Inc.	$3,596,125
104,600	@,L	Orbital Sciences Corp.	2,516,675

			6,112,800

		Agriculture: 1.8%
56,700		Loews Corp.	5,043,465

			5,043,465

		Apparel: 2.0%
148,473	@,@@, L	Gildan Activewear, Inc.	5,662,760

			5,662,760

		Chemicals: 4.1%
103,100		Ecolab, Inc.	4,938,490
69,100	@,L	Mosaic Co.	4,778,265
38,600	@	Zoltek Cos., Inc.	1,645,132

			11,361,887

		Commercial Services: 7.8%
62,200	@	Apollo Group, Inc. — Class A	4,759,544
177,600	@	Corrections Corp. of America	5,418,576
55,300	@	FTI Consulting, Inc.	3,152,100
70,500		McKesson Corp.	4,704,465
82,000		Watson Wyatt Worldwide, Inc.	3,776,100

			21,810,785

		Computers: 6.0%
126,100	@,@@, L	Logitech International	4,291,183
52,300	@,L	Micros Systems, Inc.	3,772,922
48,700	@	Network Appliance, Inc.	1,203,377
171,800		Seagate Technology, Inc.	4,430,722
131,500	@	Synopsys, Inc.	3,236,215

			16,934,419

		Cosmetics/ Personal Care: 0.8%
32,800	@,L	Chattem, Inc.	2,325,848

			2,325,848

		Diversified Financial Services: 6.6%
17,900	@	GFI Group, Inc.	1,743,102
57,100	L	Greenhill & Co., Inc.	4,127,759
163,600	@,@@, L	Invesco PLC ADR	4,294,500
87,000	@,L	Investment Technology Group, Inc.	3,974,160
37,897	@	Nasdaq Stock Market, Inc.	1,643,214
82,213		Raymond James Financial, Inc.	2,670,278

			18,453,013

		Electric: 2.6%
172,500	@	NRG Energy, Inc.	7,312,275

			7,312,275

		Electrical Components & Equipment: 0.9%
59,000	W	Ametek, Inc.	2,596,000

			2,596,000

		Electronics: 3.7%
56,885	@	Dolby Laboratories, Inc.	2,857,902
41,300	@@,L	Garmin Ltd.	4,433,555
40,400	@	Waters Corp.	3,152,816

			10,444,273

		Engineering & Construction: 2.0%
14,900	@,@@	Foster Wheeler Ltd.	2,220,100
65,600	@	McDermott International, Inc.	3,430,880

			5,650,980

		Environmental Control: 2.3%
106,900		Republic Services, Inc.	3,545,873
87,300		Waste Management, Inc.	2,996,136

			6,542,009

		Food: 1.5%
67,600		WM Wrigley Jr. Co.	4,326,400

			4,326,400

		Healthcare — Products: 9.2%
114,435	@,L	Hologic, Inc.	7,597,340
6,628	@	Intuitive Surgical, Inc.	2,171,863
71,700	@,L	Kinetic Concepts, Inc.	4,204,488
117,700	@	Respironics, Inc.	5,797,902
149,500	@	St. Jude Medical, Inc.	5,942,625

			25,714,218

		Healthcare — Services: 1.6%
71,000	@	DaVita, Inc.	4,399,160

			4,399,160

		Household Products/ Wares: 2.3%
77,649	@	Fossil, Inc.	3,365,308
90,100		Tupperware Corp.	3,142,688

			6,507,996

		Insurance: 2.4%
31,900		Assurant, Inc.	2,087,217
71,400		Principal Financial Group, Inc.	4,675,986

			6,763,203

		Internet: 1.4%
103,100	@	McAfee, Inc.	4,015,745

			4,015,745

		Miscellaneous Manufacturing: 3.3%
78,900		ITT Corp.	5,084,316
63,344		Roper Industries, Inc.	4,019,177

			9,103,493

		Oil & Gas: 5.0%
89,600		Hess Corp.	6,381,312
28,600		Murphy Oil Corp.	2,045,472
54,700	@	Southwestern Energy Co.	2,722,419
47,700		XTO Energy, Inc.	2,948,814

			14,098,017

		Oil & Gas Services: 4.4%
36,142	@	Cameron International Corp.	3,369,519
27,929	@,L	Exterran Holdings, Inc.	2,235,437
62,200	@	National Oilwell Varco, Inc.	4,238,930
39,200	@	Weatherford International Ltd.	2,454,704

			12,298,590

		Packaging & Containers: 2.3%
142,400	@	Pactiv Corp.	3,616,960
50,500		Silgan Holdings, Inc.	2,708,315

			6,325,275

		Pharmaceuticals: 1.8%
26,400	@	Express Scripts, Inc.	1,788,600
74,100	@	Hospira, Inc.	3,208,530

			4,997,130

See Accompanying Notes to Financial Statements

87

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Retail: 5.2%
60,100	@	Copart, Inc.	$2,245,336
68,475	@	GameStop Corp.	3,933,889
55,000		Phillips-Van Heusen	2,333,100
211,200		TJX Cos., Inc.	6,196,608

			14,708,933

		Semiconductors: 3.1%
154,200	@	Broadcom Corp.	4,123,308
71,700	@	Nvidia Corp.	2,261,418
252,000	@,L	ON Semiconductor Corp.	2,315,880

			8,700,606

		Software: 8.9%
201,200	@	Activision, Inc.	4,456,580
74,000	@	Ansys, Inc.	2,875,640
36,300		Dun & Bradstreet Corp.	3,239,049
118,000	@	Fiserv, Inc.	6,056,940
156,400	@	Intuit, Inc.	4,585,648
95,700	@	Mantech International Corp.	3,702,633

			24,916,490

		Telecommunications: 1.5%
77,300		NTELOS Holdings Corp.	2,050,769
60,200	@	SBA Communications Corp.	2,253,888

			4,304,657

		Total Common Stock (Cost $250,674,985)	271,430,427

EXCHANGE-TRADED FUNDS: 0.8%
		Exchange-Traded Funds: 0.8%
18,876	L	iShares Russell Midcap Growth Index Fund	2,147,145

		Total Exchange-Traded Funds (Cost $1,738,291)	2,147,145

		Total Long-Term Investments (Cost $252,413,276)	273,577,572

SHORT-TERM INVESTMENTS: 15.4%
		Mutual Fund: 1.4%
3,900,000	**	ING Institutional Prime Money Market Fund	3,900,000

		Total Mutual Fund (Cost $3,900,000)	3,900,000

		Repurchase Agreement: 0.3%
$939,000		Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $939,352 to be received upon repurchase (Collateralized by $940,000 Federal Home Loan Mortgage Corp., 5.500%, Market Value plus accrued interest $960,686, due 01/18/08)	$939,000

		Total Repurchase Agreement (Cost $939,000)	939,000

		Securities Lending CollateralCC: 13.7%
38,324,510		Bank of New York Mellon Corp. Institutional Cash Reserves	38,324,510

		Total Securities Lending Collateral (Cost $38,324,510)	38,324,510

		Total Short-Term Investments (Cost $43,163,510)	43,163,510

Total Investments in Securities (Cost $295,576,786)*	112.9%	$316,741,082

Other Assets and Liabilities-Net	(12.9)	(36,223,475)

Net Assets	100.0%	$280,517,607

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $295,602,802.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$27,457,037
Gross Unrealized Depreciation	(6,318,757)

Net Unrealized Appreciation	$21,138,280

See Accompanying Notes to Financial Statements

88

PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 91.8%
		Aerospace/ Defense: 6.6%
600		Goodrich Corp.	$42,774
1,300		L-3 Communications Holdings, Inc.	143,845
3,100		Lockheed Martin Corp.	343,077
1,700		Northrop Grumman Corp.	133,943

			663,639

		Apparel: 2.5%
3,800		Nike, Inc.	249,470

			249,470

		Auto Parts & Equipment: 1.3%
1,550	@@	Magna International, Inc.	130,619

			130,619

		Banks: 0.5%
320	@@	Uniao de Bancos Brasileiros SA GDR	47,910

			47,910

		Beverages: 4.3%
3,600		Anheuser-Busch Cos., Inc.	189,792
2,290		Pepsi Bottling Group, Inc.	97,714
2,900		PepsiAmericas, Inc.	98,165
700		PepsiCo, Inc.	54,026

			439,697

		Biotechnology: 2.5%
2,600	@	Invitrogen Corp.	252,226

			252,226

		Chemicals: 8.1%
1,300		CF Industries Holdings, Inc.	118,274
3,800	@	Mosaic Co.	262,770
2,000	@@	Potash Corp. of Saskatchewan	239,780
3,700		Sigma-Aldrich Corp.	194,805

			815,629

		Commercial Services: 1.8%
1,640	@	ITT Educational Services, Inc.	185,550

			185,550

		Computers: 7.0%
1,730	@	Apple, Inc.	315,241
10,690	@	Dell, Inc.	262,333
5,000		Seagate Technology, Inc.	128,950

			706,524

		Cosmetics/ Personal Care: 0.9%
1,200		Colgate-Palmolive Co.	96,096

			96,096

		Diversified Financial Services: 1.5%
1,200		First Marblehead Corp.	36,012
500		Goldman Sachs Group, Inc.	113,320

			149,332

		Electric: 0.6%
600		Constellation Energy Group, Inc.	60,126

			60,126

		Electronics: 1.0%
2,700	@@	Tyco Electronics Ltd.	100,953

			100,953

		Food: 0.6%
1,070		General Mills, Inc.	64,361

			64,361

		Gas: 0.5%
800		Energen Corp.	50,992

			50,992

		Healthcare — Services: 8.3%
5,730		Aetna, Inc.	320,192
2,300	@	Coventry Health Care, Inc.	133,124
4,950	@	Humana, Inc.	381,299

			834,615

		Household Products/ Wares: 0.9%
1,300		Kimberly-Clark Corp.	90,753

			90,753

		Insurance: 1.4%
1,330	@@	Axis Capital Holdings Ltd.	50,726
400	@@	Everest Re Group Ltd.	41,972
140		Metlife, Inc.	9,183
400	@@	RenaissanceRe Holdings Ltd.	23,644
400		Travelers Cos., Inc.	21,244

			146,769

		Internet: 4.2%
3,560	@	Amazon.com, Inc.	322,394
3,250	@	Expedia, Inc.	105,950

			428,344

		Machinery — Diversified: 1.1%
1,600	@	AGCO Corp.	110,304

			110,304

		Media: 0.7%
2,100		Walt Disney Co.	69,615

			69,615

		Miscellaneous Manufacturing: 2.4%
990		Eaton Corp.	88,417
1,900		Parker Hannifin Corp.	150,917

			239,334

		Oil & Gas: 7.0%
2,150		Chevron Corp.	188,706
400	@@	Encana Corp.	26,100
2,700		ExxonMobil Corp.	240,732
4,100	@@	Petro-Canada	198,317
419	@	Transocean, Inc.	57,525

			711,380

		Pharmaceuticals: 3.8%
4,300	@	Express Scripts, Inc.	291,325
2,300	@@	Herbalife Ltd.	96,301

			387,626

		Savings & Loans: 0.5%
3,300		Hudson City Bancorp., Inc.	50,226

			50,226

		Semiconductors: 5.1%
10,600		Intel Corp.	276,448
7,600	@	Nvidia Corp.	239,704

			516,152

		Software: 7.4%
6,200	@	BMC Software, Inc.	205,096
7,200		CA, Inc.	176,328
10,900		Microsoft Corp.	366,237

			747,661

See Accompanying Notes to Financial Statements

89

PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Telecommunications: 7.2%
1,100	@@	China Mobile Ltd. ADR	$100,826
4,400		Harris Corp.	276,188
6,000	@@	Nokia OYJ ADR	235,980
800		Telephone & Data Systems, Inc.	49,800
2,320	@@	Turkcell Iletisim Hizmet AS ADR	63,429

			726,223

		Transportation: 2.1%
1,100	@@	Canadian Pacific Railway Ltd.	73,612
1,100		Union Pacific Corp.	138,754

			212,366

		Total Common Stock (Cost $8,705,967)	9,284,492

EXCHANGE-TRADED FUNDS: 2.4%
		Exchange-Traded Funds: 2.4%
3,900		iShares Russell 1000 Growth	239,187

		Total Exchange-Traded Funds (Cost $237,181)	239,187

		Total Long-Term Investments (Cost $8,943,148)	9,523,679

SHORT-TERM INVESTMENTS: 1.2%
		Mutual Fund: 0.2%
15,000	**	ING Institutional Prime Money Market Fund	15,000

		Total Mutual Fund (Cost $15,000)	15,000

		Repurchase Agreement: 1.0%
$106,000		Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $106,040 to be received upon repurchase (Collateralized by $195,000 Resolution Funding Corp., Discount Note, Market Value $110,220, due 07/15/20)	$106,000

		Total Repurchase Agreement (Cost $106,000)	106,000

		Total Short-Term Investments (Cost $121,000)	121,000

Total Investments in Securities (Cost $9,064,148)	95.4%	$9,644,679
Other Assets and Liabilities-Net	4.6	468,064

Net Assets	100.0%	$10,112,743

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
**	Investment in affiliate
*	Cost for federal income tax purposes is $9,083,084.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$747,161
Gross Unrealized Depreciation	(185,566)

Net Unrealized Appreciation	$561,595

See Accompanying Notes to Financial Statements

90

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 94.7%
		Aerospace/ Defense: 2.7%
23,600		DRS Technologies, Inc.	$1,397,356
33,900	@	Moog, Inc.	1,528,212
13,900	@	Teledyne Technologies, Inc.	753,658

			3,679,226

		Apparel: 1.3%
2,200	@,L	Deckers Outdoor Corp.	317,174
30,800	@,@@, L	Gildan Activewear, Inc.	1,174,712
14,300	@,L	Steven Madden Ltd.	325,039

			1,816,925

		Banks: 1.4%
76,600		Bank Mutual Corp.	775,192
30,268	@	Signature Bank	1,121,429

			1,896,621

		Biotechnology: 2.4%
13,900	@,L	Alexion Pharmaceuticals, Inc.	1,010,808
121,800	@,L	Human Genome Sciences, Inc.	1,267,938
24,700	@,L	Integra LifeSciences Holdings Corp.	1,023,815

			3,302,561

		Chemicals: 2.6%
31,000	L	Albemarle Corp.	1,368,340
17,600		Minerals Technologies, Inc.	1,177,440
34,400		UAP Holding Corp.	1,028,904

			3,574,684

		Commercial Services: 7.1%
12,700	@	Advisory Board Co.	825,627
26,500		Arbitron, Inc.	1,056,025
43,400	@	Corrections Corp. of America	1,324,134
77,657		Diamond Management & Technology Consultants, Inc.	576,992
34,200	@	FTI Consulting, Inc.	1,949,400
41,600	@,L	Geo Group, Inc.	1,059,136
18,600	@,L	Kenexa Corp.	360,282
4,700	@,L	Resources Connection, Inc.	96,914
23,400		Sotheby’s	876,330
33,400	@,L	Vistaprint Ltd.	1,482,960

			9,607,800

		Computers: 5.5%
35,900	@	Ansoft Corp.	1,041,459
21,700	@,L	CACI International, Inc.	984,963
23,800	@	Electronics for Imaging	545,972
27,700	@,@@, L	Logitech International	942,631
67,100	@,L	Mentor Graphics Corp.	730,719
12,265	@	Micros Systems, Inc.	884,797
66,700	@,@@, L	Ness Technologies, Inc.	627,647
24,500	@	Riverbed Technolgoy, Inc.	692,860
31,500	@	Super Micro Computer, Inc.	260,190
54,483	@,@@	Xyratex Ltd.	803,079

			7,514,317

		Cosmetics/ Personal Care: 0.4%
37,600	@	Physicians Formula Holdings, Inc.	487,672

			487,672

		Distribution/ Wholesale: 1.0%
38,000	@,L	Brightpoint, Inc.	631,180
19,200	@	LKQ Corp.	762,432

			1,393,612

		Diversified Financial Services: 3.9%
20,383	@,L	Cowen Group, Inc.	218,710
8,900	@,L	GFI Group, Inc.	866,682
14,300		Greenhill & Co., Inc.	1,033,747
29,500	@	Investment Technology Group, Inc.	1,347,560
17,311	@,L	Piper Jaffray Cos.	801,846
28,607		Waddell & Reed Financial, Inc.	977,787

			5,246,332

		Electrical Components & Equipment: 0.4%
22,700	@,L	Greatbatch, Inc.	467,166

			467,166

		Electronics: 3.0%
11,300	@,L	Benchmark Electronics, Inc.	202,835
22,600	@,L	Cymer, Inc.	928,182
35,100		Keithley Instruments, Inc.	333,450
24,400	@	Thomas & Betts Corp.	1,326,384
5,578	@	Trimble Navigation Ltd.	206,776
15,800	@	Varian, Inc.	1,106,790

			4,104,417

		Energy — Alternate Sources: 0.4%
16,500	@,L	Comverge, Inc.	519,420

			519,420

		Engineering & Construction: 0.4%
22,300	@	EMCOR Group, Inc.	594,072

			594,072

		Entertainment: 1.0%
55,000	@,L	Macrovision Corp.	1,370,600

			1,370,600

		Environmental Control: 1.4%
21,700	@	Energy Solutions, Inc.	516,894
43,800	@	Waste Connections, Inc.	1,394,154

			1,911,048

		Gas: 1.2%
39,700	L	Piedmont Natural Gas Co.	1,033,788
20,700		Southwest Gas Corp.	598,644

			1,632,432

		Hand/ Machine Tools: 0.3%
9,200	L	Franklin Electric Co., Inc.	358,432

			358,432

		Healthcare — Products: 6.3%
51,500	@,L	Accuray, Inc.	855,415
18,800	L	Cooper Cos., Inc.	808,964
25,700	@	Hologic, Inc.	1,706,223
50,900	@,L	Luminex Corp.	814,909
27,500		Meridian Bioscience, Inc.	848,375
53,500	@,L	Micrus Endovascular Corp.	979,585
65,200	@,L	Natus Medical, Inc.	1,099,924
71,500	@,L	Spectranetics Corp.	1,084,655
21,100	@,L	Volcano Corp.	308,271

			8,506,321

		Healthcare — Services: 4.7%
17,200	@,L	Amedisys, Inc.	733,752
17,600	@,L	Healthways, Inc.	1,027,312
27,600	@	Magellan Health Services, Inc.	1,254,420
6,804	@	Pediatrix Medical Group, Inc.	439,947
43,600	@	Psychiatric Solutions, Inc.	1,592,708
26,400		Universal Health Services, Inc.	1,345,080

			6,393,219

See Accompanying Notes to Financial Statements

91

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Housewares: 1.1%
26,000		Toro Co.	$1,446,900

			1,446,900

		Insurance: 1.0%
26,200	@@	Aspen Insurance Holdings Ltd.	754,560
15,200	@@	Platinum Underwriters Holdings Ltd.	552,064

			1,306,624

		Internet: 2.1%
8,100	@,L	Priceline.com, Inc.	921,780
87,100	@,L	Trizetto Group	1,343,953
23,200	@	Valueclick, Inc.	548,448

			2,814,181

		Leisure Time: 1.0%
25,272	@,L	Life Time Fitness, Inc.	1,372,775

			1,372,775

		Lodging: 0.4%
54,000	@	Red Lion Hotels Corp.	518,400

			518,400

		Machinery — Diversified: 3.1%
31,773	@,L	Intermec, Inc.	682,166
12,300	@,L	Middleby Corp.	933,447
26,500	L	Nordson Corp.	1,399,200
34,200		Wabtec Corp.	1,160,748

			4,175,561

		Mining: 0.9%
106,800	@,L	Coeur d’Alene Mines Corp.	445,356
10,900	@,L	RTI International Metals, Inc.	800,496

			1,245,852

		Miscellaneous Manufacturing: 1.3%
23,300		Barnes Group, Inc.	721,368
34,100	@,L	EnPro Industries, Inc.	1,043,460

			1,764,828

		Oil & Gas: 4.5%
29,700	@,L	Carrizo Oil & Gas, Inc.	1,438,965
75,200	@,L	EXCO Resources, Inc.	1,051,296
108,200	@,L	McMoRan Exploration Co.	1,272,432
63,400	@,L	Parallel Petroleum Corp.	1,214,110
86,700	@	Petroquest Energy, Inc.	1,152,243

			6,129,046

		Oil & Gas Services: 0.7%
14,200	@,L	Allis-Chalmers Energy, Inc.	215,130
13,100	@	Dril-Quip, Inc.	739,102

			954,232

		Packaging & Containers: 1.1%
25,200		Greif, Inc.	1,488,564

			1,488,564

		Pharmaceuticals: 4.9%
129,200	@,L	Akorn, Inc.	987,088
51,600	@,L	BioMarin Pharmaceuticals, Inc.	1,419,000
31,600	@,@@, L	Cardiome Pharma Corp.	315,052
24,600	@,L	Cubist Pharmaceuticals, Inc.	522,504
41,409	@,L	MannKind Corp.	389,245
92,187	@,L	Salix Pharmaceuticals Ltd.	1,047,244
52,700	@,L	Sciele Pharma, Inc.	1,176,264
19,100	@,L	USANA Health Sciences, Inc.	796,088

			6,652,485

		Retail: 5.5%
17,500	L	Cash America International, Inc.	629,650
5,800	@	Chipotle Mexican Grill, Inc.	670,016
38,800	@,L	JOS A Bank Clothiers, Inc.	1,004,532
24,200		Longs Drug Stores Corp.	1,280,664
41,300	@	Morton’s Restaurant Group, Inc.	474,124
37,100	@,L	Pantry, Inc.	1,068,109
24,500		Phillips-Van Heusen	1,039,290
53,700	@,L	Sonic Corp.	1,310,280

			7,476,665

		Savings & Loans: 0.6%
59,900	L	NewAlliance Bancshares, Inc.	772,710

			772,710

		Semiconductors: 8.0%
141,300	@,L	Entegris, Inc.	1,223,658
24,800	@	Fairchild Semiconductor International, Inc.	393,328
38,600	@	Formfactor, Inc.	1,464,484
79,400	@	Integrated Device Technology, Inc.	963,122
65,200	L	Micrel, Inc.	581,584
31,100	@,L	MKS Instruments, Inc.	565,087
106,200	@,L	ON Semiconductor Corp.	975,978
70,100	@	QLogic Corp.	947,752
97,100	@,L	Semtech Corp.	1,481,746
69,700	@,L	Teradyne, Inc.	759,033
59,900	@,@@	Verigy Ltd.	1,517,268

			10,873,040

		Software: 4.6%
33,900	@	Ansys, Inc.	1,317,354
30,200		Blackbaud, Inc.	859,492
34,500	@	EPIQ Systems, Inc.	600,990
26,312	@	MSCI, Inc. — Class A	727,527
17,000	@	SPSS, Inc.	614,380
58,600	@	THQ, Inc.	1,432,770
20,800	@,L	Ultimate Software Group, Inc.	679,536

			6,232,049

		Telecommunications: 4.3%
73,000	L	Alaska Communications Systems Group, Inc.	1,095,000
13,200	@,L	Anixter International, Inc.	851,400
46,000	@,L	Aruba Networks, Inc.	641,240
13,900	@,L	CommScope, Inc.	562,950
95,100	@	Ixia	982,383
34,294	@,L	RCN Corp.	497,949
33,600	@	SBA Communications Corp.	1,257,984

			5,888,906

		Transportation: 2.2%
18,300	@,L	American Commercial Lines, Inc.	318,237
33,100	@,L	Genesee & Wyoming, Inc.	867,220
25,000	@	HUB Group, Inc.	652,000
26,100		Knight Transportation, Inc.	396,720
22,100	@,L	PHI, Inc.	704,769

			2,938,946

		Total Common Stock (Cost $120,491,026)	128,428,641

REAL ESTATE INVESTMENT TRUSTS: 2.4%
		Diversified: 1.1%
38,101		Digital Realty Trust, Inc.	1,453,934

			1,453,934

See Accompanying Notes to Financial Statements

92

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Health Care: 0.9%
38,200	L	Nationwide Health Properties, Inc.	$1,194,896

			1,194,896

		Mortgage: 0.4%
35,000		Annaly Capital Management, Inc.	602,350

			602,350

		Total Real Estate Investment Trusts (Cost $3,055,505)	3,251,180

EXCHANGE-TRADED FUNDS: 0.3%
		Exchange-Traded Funds: 0.3%
4,901	L	iShares Russell 2000 Growth Index Fund	409,184

		Total Exchange-Traded Funds (Cost $397,286)	409,184

		Total Long-Term Investments (Cost $123,943,817)	132,089,005

SHORT-TERM INVESTMENTS: 28.9%
		Mutual Fund: 1.7%
2,275,000	**	ING Institutional Prime Money Market Fund	2,275,000

		Total Mutual Fund (Cost $2,275,000)	2,275,000

		Repurchase Agreement: 0.2%
$303,000		Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $303,114 to be received upon repurchase (Collateralized by $219,000 U.S. Treasury Bond, 7.625%, Market Value plus accrued interest $309,386, due 02/15/25)	$303,000

		Total Repurchase Agreement (Cost $303,000)	303,000

		Securities Lending CollateralCC: 27.0%
36,570,571		Bank of New York Mellon Corp. Institutional Cash Reserves	36,570,571

		Total Securities Lending Collateral (Cost $36,570,571)	36,570,571

		Total Short-Term Investments (Cost $39,148,571)	39,148,571

Total Investments in Securities (Cost $163,092,388)*	126.3%	$171,237,576
Other Assets and Liabilities-Net	(26.3)	(35,631,814)

Net Assets	100.0%	$135,605,762

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $163,332,784.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,274,817
Gross Unrealized Depreciation	(7,370,025)

Net Unrealized Appreciation	$7,904,792

See Accompanying Notes to Financial Statements

93

PORTFOLIO OF INVESTMENTS
ING FINANCIAL SERVICES FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 94.2%
		Banks: 32.1%
94,700		Associated Banc-Corp.	$2,576,787
266,107		Bank of America Corp.	12,275,516
101,735		Bank of New York Mellon Corp.	4,879,211
84,500		Cullen/ Frost Bankers, Inc.	4,445,545
223,900		People’s United Financial, Inc.	3,799,583
97,700		PNC Financial Services Group, Inc.	7,152,617
149,800		Prosperity Bancshares, Inc.	4,814,572
87,500		State Street Corp.	6,990,375
333,719		US Bancorp.	11,042,762
188,387		Wachovia Corp.	8,100,641
399,490		Wells Fargo & Co.	12,955,459

			79,033,068

		Diversified Financial Services: 28.4%
46,091	@	Affiliated Managers Group, Inc.	5,726,807
96,808		American Express Co.	5,709,736
246,500	@@	Amvescap PLC	3,185,480
274,900		Citigroup, Inc.	9,154,170
23,800	@@	Deutsche Boerse AG	4,432,677
98	@	E*Trade Financial Corp.	451
100,326		Fannie Mae	3,854,525
64,517		Freddie Mac	2,262,611
21,773		Goldman Sachs Group, Inc.	4,934,633
314,198		JPMorgan Chase & Co.	14,333,713
66,000	@@	Lazard Ltd.	3,211,560
58,932		Lehman Brothers Holdings, Inc.	3,690,911
72,454		Merrill Lynch & Co., Inc.	4,342,893
38,265		Morgan Stanley	2,017,331
171,400	@	TD Ameritrade Holding Corp.	3,203,466

			70,060,964

		Insurance: 32.3%
108,045	@@	ACE Ltd.	6,464,332
82,300		Aflac, Inc.	5,155,272
207,571		American International Group, Inc.	12,066,102
51,900		Assurant, Inc.	3,395,817
51,336		Hartford Financial Services Group, Inc.	4,893,348
87,615		Lincoln National Corp.	5,394,456
86,500		MBIA, Inc.	3,158,115
87,800		Metlife, Inc.	5,758,802
103,500		Principal Financial Group, Inc.	6,778,215
165,300		Protective Life Corp.	6,840,114
37,488		Prudential Financial, Inc.	3,529,120
76,000		Stancorp Financial Group, Inc.	3,958,840
77,805		Travelers Cos., Inc.	4,132,224
80,400	@@	Willis Group Holdings Ltd.	3,211,176
161,000		WR Berkley Corp.	4,923,380

			79,659,313

		Software: 1.4%
65,600	@	Fiserv, Inc.	3,367,248

			3,367,248

		Total Common Stock (Cost $203,735,720)	232,120,593

REAL ESTATE INVESTMENT TRUSTS: 3.6%
		Apartments: 0.8%
43,000		Home Properties, Inc.	1,943,170

			1,943,170

		Diversified: 1.4%
38,500		Digital Realty Trust, Inc.	1,469,160
62,100		Liberty Property Trust	1,944,351

			3,413,511

		Office Property: 0.6%
68,600		Douglas Emmett, Inc.	1,647,086

			1,647,086

		Regional Malls: 0.8%
24,500		Macerich Co.	1,902,425

			1,902,425

		Total Real Estate Investment Trusts (Cost $10,609,833)	8,906,192

		Total Long-Term Investments (Cost $214,345,553)	241,026,785

SHORT-TERM INVESTMENTS: 0.5%
		Mutual Fund: 0.3%
750,000	**	ING Institutional Prime Money Market Fund	750,000

		Total Mutual Fund (Cost $750,000)	750,000

Principal
Amount		Value

	Repurchase Agreement: 0.2%
$655,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $655,246 to be received upon repurchase (Collateralized by $473,000 U.S. Treasury Bond, 7.625%, Market Value plus accrued interest $668,217, due 02/15/25)	$655,000

	Total Repurchase Agreement (Cost $655,000)	655,000

	Total Short-Term Investments (Cost $1,405,000)	1,405,000

Total Investments in Securities (Cost $215,750,553)*	98.3%	$242,431,785
Other Assets and Liabilities-Net	1.7	4,084,068

Net Assets	100.0%	$246,515,853

@	Non-income producing security
@@	Foreign Issuer
**	Investment in affiliate
*	Cost for federal income tax purposes is $215,916,693.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$45,107,685
Gross Unrealized Depreciation	(18,592,593)

Net Unrealized Appreciation	$26,515,092

See Accompanying Notes to Financial Statements

94

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 98.9%
		Auto Manufacturers: 6.7%
361,124	@,L	Ford Motor Co.	$2,712,040
74,500	L	General Motors Corp.	2,222,335

			4,934,375

		Auto Parts & Equipment: 0.1%
330,390	@	Delphi Corp.	75,990

			75,990

		Banks: 5.0%
66,540		Fifth Third Bancorp.	1,990,211
28,156		National City Corp.	556,363
114,460	@@,L	Popular, Inc.	1,099,961

			3,646,535

		Biotechnology: 3.9%
51,510	@	Amgen, Inc.	2,845,928

			2,845,928

		Chemicals: 2.6%
45,456		Dow Chemical Co.	1,906,425

			1,906,425

		Commercial Services: 3.7%
136,640		H&R Block, Inc.	2,689,075

			2,689,075

		Computers: 4.9%
42,160	@	Dell, Inc.	1,034,606
89,190		Electronic Data Systems Corp.	1,806,989
160,620	@	Unisys Corp.	796,675

			3,638,270

		Diversified Financial Services: 5.6%
40,830		Citigroup, Inc.	1,359,639
137,267	L	Countrywide Financial Corp.	1,485,229
36,140		Freddie Mac	1,267,430

			4,112,298

		Electronics: 2.5%
90,928	@,@@	Flextronics International Ltd.	1,087,499
432,890	@	Sanmina-SCI Corp.	766,215

			1,853,714

		Food: 11.5%
31,688		Kraft Foods, Inc.	1,094,820
76,210		Safeway, Inc.	2,652,108
186,593		Sara Lee Corp.	3,140,360
37,610		Supervalu, Inc.	1,574,731

			8,462,019

		Healthcare — Products: 6.4%
224,951	@	Boston Scientific Corp.	2,841,131
27,200		Johnson & Johnson	1,842,528

			4,683,659

		Healthcare — Services: 2.0%
271,110	@,L	Tenet Healthcare Corp.	1,493,816

			1,493,816

		Home Builders: 1.2%
30,570		D.R. Horton, Inc.	365,923
17,590	L	Lennar Corp.	278,626
20,990		Pulte Homes, Inc.	214,518

			859,067

		Home Furnishings: 3.1%
27,860		Whirlpool Corp.	2,255,546

			2,255,546

		Insurance: 5.2%
77,440	@,L	Conseco, Inc.	994,330
75,000		Marsh & McLennan Cos., Inc.	1,884,000
63,480		Old Republic International Corp.	952,835

			3,831,165

		Media: 4.2%
64,200		Gannett Co., Inc.	2,359,350
53,620		McClatchy Co.	724,406

			3,083,756

		Miscellaneous Manufacturing: 1.4%
44,105	L	Eastman Kodak Co.	1,035,585

			1,035,585

		Office/ Business Equipment: 2.6%
114,290	@	Xerox Corp.	1,929,215

			1,929,215

		Pharmaceuticals: 8.2%
42,980		Bristol-Myers Squibb Co.	1,273,497
122,090		Pfizer, Inc.	2,900,858
38,325		Wyeth	1,881,758

			6,056,113

		Retail: 2.2%
56,260		Home Depot, Inc.	1,606,786

			1,606,786

		Savings & Loans: 1.4%
52,210	L	Washington Mutual, Inc.	1,018,095

			1,018,095

		Semiconductors: 4.8%
44,450		Intel Corp.	1,159,256
289,000	@,L	Micron Technology, Inc.	2,404,480

			3,563,736

		Software: 2.1%
46,200		Microsoft Corp.	1,552,320

			1,552,320

		Telecommunications: 7.6%
238,619	@@	Alcatel SA ADR	1,932,814
29,142		AT&T, Inc.	1,113,516
85,100		Motorola, Inc.	1,359,047
27,800		Verizon Communications, Inc.	1,201,238

			5,606,615

		Total Common Stock (Cost $86,236,144)	72,740,103

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 15.2%
		U.S. Government Agency Obligations: 0.9%
$670,000	Z	Freddie Mac, 3.600%, due 12/03/07	$669,799

		Total U.S. Government Agency Obligations (Cost $669,799)	669,799

See Accompanying Notes to Financial Statements

95

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 14.3%
$10,514,627	Bank of New York Mellon Corp. Institutional Cash Reserves	$10,514,627

	Total Securities Lending Collateral (Cost $10,514,627)	10,514,627

	Total Short-Term Investments (Cost $11,184,426)	11,184,426

Total Investments in Securities (Cost $97,420,570)*	114.1%	$83,924,529
Other Assets and Liabilities-Net	(14.1)	(10,351,757)

Net Assets	100.0%	$73,572,772

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,996,740
Gross Unrealized Depreciation	(17,492,781)

Net Unrealized Depreciation	$(13,496,041)

See Accompanying Notes to Financial Statements

96

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 95.2%
		Aerospace/ Defense: 0.1%
800	@	Esterline Technologies Corp.	$41,776

			41,776

		Agriculture: 0.1%
1,890		Universal Corp.	101,455

			101,455

		Airlines: 0.2%
3,000	@	JetBlue Airways Corp.	21,000
2,500	@	Republic Airways Holdings, Inc.	50,200
2,200		Skywest, Inc.	57,882

			129,082

		Apparel: 0.4%
9,800		Cherokee, Inc.	308,798
1,000	@	Perry Ellis International, Inc.	16,120

			324,918

		Auto Parts & Equipment: 0.1%
950		American Axle & Manufacturing Holdings, Inc.	21,964
2,100	@	Commercial Vehicle Group, Inc.	27,993
810	@	Lear Corp.	23,846
1,700		Superior Industries International	31,484

			105,287

		Banks: 3.3%
4,500	@@	Banco Latinoamericano de Exportaciones SA	80,370
65,186	@	Bancorp, Inc.	1,053,406
1,300		Capitol Bancorp., Ltd.	26,052
16,500		Cathay General Bancorp	478,170
870		Central Pacific Financial Corp.	17,583
800		Chemical Financial Corp.	20,080
3,790		Citizens Banking Corp.	53,894
5,250		Community Bank System, Inc.	105,893
23,400		Corus Bankshares, Inc.	222,066
6,300	@@	First Bancorp.	41,202
2,170		First Community Bancorp., Inc.	97,628
2,000		First State Bancorp.	29,240
3,000		Irwin Financial Corp.	24,390
2,200		Macatawa Bank Corp.	21,956
3,002		MainSource Financial Group, Inc.	45,210
740		Provident Bankshares Corp.	17,353
3,100		Renasant Corp.	60,481
1,030		Sterling Financial Corp.	18,468
5,700		Susquehanna Bancshares, Inc.	113,373
1,500		Umpqua Holdings Corp.	24,210
900		WesBanco, Inc.	21,582
500		Wintrust Financial Corp.	17,660

			2,590,267

		Biotechnology: 0.1%
1,800	@	Applera Corp. — Celera Genomics Group	27,216
300	@	Bio-Rad Laboratories, Inc.	30,273
700	@	Martek Biosciences Corp.	18,102

			75,591

		Building Materials: 1.6%
88,200		Gibraltar Industries, Inc.	1,233,036
1,500	@	NCI Building Systems, Inc.	51,495

			1,284,531

		Chemicals: 0.8%
12,900		Balchem Corp.	275,802
610		CF Industries Holdings, Inc.	55,498
1,010		HB Fuller Co.	25,543
480		Minerals Technologies, Inc.	32,112
1,760	@	OM Group, Inc.	99,070
600	@	Rockwood Holdings, Inc.	20,208
2,700		Sensient Technologies Corp.	74,709
1,600		Spartech Corp.	21,856

			604,798

		Commercial Services: 2.7%
22,095		ABM Industries, Inc.	450,738
2,490	@	Albany Molecular Research, Inc.	32,893
3,100	@	Healthspring, Inc.	58,590
16,400		Jackson Hewitt Tax Service, Inc.	528,900
2,300		Kelly Services, Inc.	43,815
7,300		Landauer, Inc.	366,533
16,600		McGrath Rentcorp	441,394
4,110	@	MPS Group, Inc.	45,621
800	@	Pharmanet Development Group	31,600
966	@	PHH Corp.	21,407
1,320	@	Rent-A-Center, Inc.	18,691
1,300	@	SAIC, Inc.	25,922
5,010	@	Spherion Corp.	38,978

			2,105,082

		Computers: 2.4%
3,700		Agilysys, Inc.	51,393
500	@	CACI International, Inc.	22,695
9,280	@	Ciber, Inc.	63,290
6,930		Computer Services, Inc.	232,155
3,800	@,@@	Ness Technologies, Inc.	35,758
1,490	@	Perot Systems Corp.	19,594
283,200	@	Quantum Corp.	897,744
7,550	@	Silicon Storage Technology, Inc.	21,442
15,000		Syntel, Inc.	540,450

			1,884,521

		Cosmetics/ Personal Care: 0.6%
6,800	@	Chattem, Inc.	482,188

			482,188

		Distribution/ Wholesale: 0.6%
11,100		Owens & Minor, Inc.	435,897

			435,897

		Diversified Financial Services: 1.0%
8,700		Financial Federal Corp.	192,183
2,480		Friedman Billings Ramsey Group, Inc.	7,415
11,480		National Financial Partners Corp.	521,192
4,050	@	Ocwen Financial Corp.	22,680
1,300		SWS Group, Inc.	17,628

			761,098

		Electric: 0.8%
500		Allete, Inc.	20,480
6,640	@	Aquila, Inc.	26,294
1,300		Avista Corp.	27,794
1,450		Black Hills Corp.	60,407
790		CH Energy Group, Inc.	35,013
3,100		Cleco Corp.	86,614
1,100	@	El Paso Electric Co.	28,281
3,650		Empire District Electric Co.	84,096
650		Idacorp, Inc.	22,854
750		NorthWestern Corp.	20,888
4,500		PNM Resources, Inc.	99,810
750		Unisource Energy Corp.	23,198
4,900		Westar Energy, Inc.	126,959

			662,688

		Electrical Components & Equipment: 3.0%
24,000		Belden Cdt, Inc.	1,105,200
2,590	@	EnerSys	60,269

See Accompanying Notes to Financial Statements

97

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Electrical Components & Equipment (continued)
16,600	@	General Cable Corp.	$1,234,708
900	@	Superior Essex, Inc.	21,834

			2,422,011

		Electronics: 1.8%
5,600	@	Benchmark Electronics, Inc.	100,520
500		Brady Corp.	20,015
990	@	Coherent, Inc.	28,482
113,000		Keithley Instruments, Inc.	1,073,500
10,250	@	Kemet Corp.	63,550
1,800		Methode Electronics, Inc.	21,690
3,300		Watts Water Technologies, Inc.	96,558

			1,404,315

		Engineering & Construction: 0.0%
930	@	EMCOR Group, Inc.	24,775

			24,775

		Food: 4.4%
1,450	@	Chiquita Brands International, Inc.	27,826
177,800		Del Monte Foods Co.	1,564,640
2,000	@@	Fresh Del Monte Produce, Inc.	61,840
550	@	Hain Celestial Group, Inc.	18,194
950		Imperial Sugar Co.	21,679
807		Nash Finch Co.	28,802
1,350	@	Performance Food Group Co.	37,382
53,598	@	Smithfield Foods, Inc.	1,610,620
1,840	@	TreeHouse Foods, Inc.	43,369
5,650	@	Winn-Dixie Stores, Inc.	106,842

			3,521,194

		Forest Products & Paper: 10.4%
58,200	@@	AbitibiBowater, Inc.	1,307,172
42,600	@	Buckeye Technologies, Inc.	608,328
114,800		Glatfelter	1,725,444
91,500	@	Jefferson Smurfit Corp.	1,007,415
5,520	@	Mercer International, Inc.	43,718
1,800		Rock-Tenn Co.	47,484
102,400	@@	Sappi Ltd. ADR	1,393,664
1,350		Schweitzer-Mauduit International, Inc.	36,045
225,400		Wausau Paper Corp.	2,125,511

			8,294,781

		Gas: 0.3%
650		Laclede Group, Inc.	22,367
470		New Jersey Resources Corp.	23,712
720		Nicor, Inc.	30,341
750		Piedmont Natural Gas Co.	19,530
930		Southwest Gas Corp.	26,896
3,500		WGL Holdings, Inc.	115,640

			238,486

		Hand/ Machine Tools: 4.1%
2,000		Hardinge, Inc.	31,540
15,200		Kennametal, Inc.	1,186,360
29,390		Lincoln Electric Holdings, Inc.	2,050,541

			3,268,441

		Healthcare — Products: 0.4%
3,950	@	Conmed Corp.	98,276
600		Datascope Corp.	21,954
500	@	Inverness Medical Innovations, Inc.	29,340
6,430		Young Innovations, Inc.	149,498

			299,068

		Healthcare — Services: 3.0%
1,600	@	AMERIGROUP Corp.	54,992
2,800	@	Amsurg Corp.	72,408
1,420	@	Apria Healthcare Group, Inc.	30,771
55,800	@	Community Health Systems, Inc.	1,864,836
1,100	@	Gentiva Health Services, Inc.	19,866
4,000	@	Kindred Healthcare, Inc.	98,280
480	@	Magellan Health Services, Inc.	21,816
1,200	@	Medcath Corp.	30,504
3,100	@	RehabCare Group, Inc.	71,610
4,320	@	Res-Care, Inc.	98,410

			2,363,493

		Holding Companies — Diversified: 0.1%
3,350		Compass Diversified Trust	49,882

			49,882

		Home Builders: 0.0%
3,250		Monaco Coach Corp.	29,348

			29,348

		Home Furnishings: 2.1%
64,900		Hooker Furniture Corp.	1,091,618
1,950		Kimball International, Inc.	26,013
17,400		Tempur-Pedic International, Inc.	516,606

			1,634,237

		Household Products/ Wares: 5.7%
4,750		American Greetings Corp.	110,485
36,331	@	Fossil, Inc.	1,574,586
2,050	@	Helen of Troy Ltd.	37,167
3,800	@	Prestige Brands Holdings, Inc.	31,882
70,600		WD-40 Co.	2,800,702

			4,554,822

		Insurance: 1.7%
2,340		American Equity Investment Life Holding Co.	21,083
1,600	@,@@	Argo Group International Holdings Ltd.	63,216
1,650	@@	Aspen Insurance Holdings Ltd.	47,520
2,950	@@	Assured Guaranty Ltd.	66,582
1,350	@	CNA Surety Corp.	27,851
600		Commerce Group, Inc.	21,570
590		Delphi Financial Group	22,680
1,000		EMC Insurance Group, Inc.	24,350
650		FBL Financial Group, Inc.	24,096
1,070		Infinity Property & Casualty Corp.	41,826
4,050	@@	IPC Holdings Ltd.	119,718
880		Landamerica Financial Group, Inc.	23,162
700	@@	Max Re Capital Ltd.	19,817
860		NYMAGIC, Inc.	19,161
700		Odyssey Re Holdings Corp.	26,978
6,250		Phoenix Cos., Inc.	75,125
2,050	@@	Platinum Underwriters Holdings Ltd.	74,456
68,200	@	PMA Capital Corp.	596,068
3,300	@,@@	Primus Guaranty Ltd.	21,087
690		Safety Insurance Group, Inc.	25,192
1,580	@	SeaBright Insurance Holdings, Inc.	24,506

			1,386,044

		Internet: 0.2%
2,680	@	Avocent Corp.	66,732
2,405	@	CMGI, Inc.	24,940
3,650	@	Secure Computing Corp.	33,106
2,800	@	TIBCO Software, Inc.	21,924
2,300	@	Vignette Corp.	35,374

			182,076

See Accompanying Notes to Financial Statements

98

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Investment Companies: 1.8%
4,700		Apollo Investment Corp.	$83,237
40,550		Ares Capital Corp.	610,683
200		Capital Southwest Corp.	24,048
5,500		Hercules Technology Growth Capital, Inc.	64,955
46,690		MCG Capital Corp.	527,597
3,600		MVC Capital, Inc.	57,852
2,828		Patriot Capital Funding, Inc.	30,316
4,100		Prospect Capital Corp.	57,482

			1,456,170

		Iron/ Steel: 0.1%
1,020		Olympic Steel, Inc.	26,663
420		Schnitzer Steel Industries, Inc.	26,216

			52,879

		Machinery — Diversified: 6.3%
49,250		Albany International Corp.	1,904,498
2,100	@	Gerber Scientific, Inc.	19,950
39,250	@	Kadant, Inc.	1,156,305
270		Nacco Industries, Inc.	27,378
79,350		Sauer-Danfoss, Inc.	1,928,205

			5,036,336

		Media: 0.3%
4,440		Belo Corp.	73,526
5,670	@	Cox Radio, Inc.	66,793
1,680		Lee Enterprises, Inc.	23,520
1,040		Media General, Inc.	25,761
750	@	Scholastic Corp.	26,430

			216,030

		Metal Fabricate/ Hardware: 1.4%
4,900		Mueller Water Products, Inc.	51,303
470		Quanex Corp.	23,519
27,100	@	RBC Bearings, Inc.	996,738
1,430		Worthington Industries	30,302

			1,101,862

		Mining: 1.7%
22,400	@	Century Aluminum Co.	1,284,416
3,710	@	USEC, Inc.	30,459

			1,314,875

		Miscellaneous Manufacturing: 4.8%
16,800		Acuity Brands, Inc.	663,432
780		Aptargroup, Inc.	32,924
17,200		Clarcor, Inc.	612,492
144,771	@	Griffon Corp.	1,870,441
13,060		Matthews International Corp. — Class A	576,468
5,400		Tredegar Corp.	78,084

			3,833,841

		Office/ Business Equipment: 0.1%
8,750		IKON Office Solutions, Inc.	110,513

			110,513

		Oil & Gas: 8.0%
53,800	@	Approach Resources, Inc.	694,020
37,650	@	Bill Barrett Corp.	1,453,290
4,500	@	Bronco Drilling Co., Inc.	64,620
11,400		Crosstex Energy, Inc.	409,260
20,800	@	Denbury Resources, Inc.	1,109,056
600	@	Encore Acquisition Co.	19,530
3,000	@,I	PetroHawk Energy Corp.	48,900
7,650		Range Resources Corp.	311,202
4,150	@	Rosetta Resources, Inc.	75,945
2,500	@	Swift Energy Co.	101,275
152,700	@	Warren Resources, Inc.	1,948,452
2,300	@	Whiting Petroleum Corp.	121,256

			6,356,806

		Oil & Gas Services: 1.7%
49,400	@@	Acergy SA ADR	1,048,268
1,300	@	Allis-Chalmers Energy, Inc.	19,695
788	@	Exterran Holdings, Inc.	63,072
2,500	@	Hercules Offshore, Inc.	62,525
700	@	Hornbeck Offshore Services, Inc.	28,819
1,830	@	Oil States International, Inc.	58,029
2,090	@	Trico Marine Services, Inc.	73,923
1,750	@	Union Drilling, Inc.	22,225

			1,376,556

		Pharmaceuticals: 0.0%
1,000	@	Alpharma, Inc.	21,000

			21,000

		Real Estate: 0.0%
500	@	Avatar Holdings, Inc.	21,780

			21,780

		Retail: 8.2%
2,580		Asbury Automotive Group, Inc.	43,189
59,680		Bob Evans Farms, Inc.	1,840,531
63,190		Casey’s General Stores, Inc.	1,832,510
3,750	@	Charming Shoppes, Inc.	20,738
1,100	@	Collective Brands, Inc.	16,863
104,066	@	Golfsmith International Holdings, Inc.	416,264
750		Group 1 Automotive, Inc.	20,160
1,150	@	Insight Enterprises, Inc.	22,782
4,140		O’Charleys, Inc.	61,727
97,400	@	Pacific Sunwear of California	1,595,412
820		Regis Corp.	24,100
3,600	@	Rush Enterprises, Inc. — Class A	56,736
2,010		Sonic Automotive, Inc.	46,451
1,910	@	West Marine, Inc.	16,865
14,800		World Fuel Services Corp.	468,272
1,000	@	Zale Corp.	17,890

			6,500,490

		Savings & Loans: 0.1%
1,650		First Place Financial Corp.	23,826
590	@	FirstFed Financial Corp.	20,662
1,770		Provident Financial Services, Inc.	26,302
3,280		United Community Financial Corp.	18,598

			89,388

		Semiconductors: 3.2%
15,100	@	Applied Micro Circuits Corp.	37,901
4,350	@	Axcelis Technologies, Inc.	20,619
7,200	@	Brooks Automation, Inc.	96,696
1,500	@	DSP Group, Inc.	20,295
12,350	@	Entegris, Inc.	106,951
2,300	@	Exar Corp.	21,137
98,600	@	Mattson Technology, Inc.	812,464
5,800	@	MKS Instruments, Inc.	105,386
3,850	@	Photronics, Inc.	39,617
34,130	@	Standard Microsystems Corp.	1,203,765
4,300	@	Zoran Corp.	93,826

			2,558,657

		Software: 0.5%
15,200	@	American Reprographics Co.	235,296
710	@	Avid Technology, Inc.	18,836
1,660	@	Sybase, Inc.	42,562
2,880	@	SYNNEX Corp.	59,501

			356,195

See Accompanying Notes to Financial Statements

99

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Telecommunications: 2.2%
6,600	@	3Com Corp.	$28,446
2,550	@	Andrew Corp.	37,383
460		Black Box Corp.	16,928
36,550	@	CommScope, Inc.	1,480,275
2,400		IDT Corp.	19,464
1,700	@	Oplink Communications, Inc.	27,455
18,400	@	RF Micro Devices, Inc.	106,352
1,780	@	USA Mobility, Inc.	23,478

			1,739,781

		Textiles: 0.0%
800		Unifirst Corp.	29,896

			29,896

		Toys/ Games/ Hobbies: 0.1%
4,050	@	Jakks Pacific, Inc.	102,222

			102,222

		Transportation: 2.7%
720		Arkansas Best Corp.	16,416
1,230	@	Gulfmark Offshore, Inc.	54,661
13,030		Landstar System, Inc.	518,333
145,425	@	Marten Transport Ltd.	1,593,858

			2,183,268

		Total Common Stock (Cost $75,799,291)	75,720,697

REAL ESTATE INVESTMENT TRUSTS: 2.4%
		Diversified: 0.8%
10,790		Entertainment Properties Trust	574,999
1,300		Lexington Corporate Properties Trust	22,997

			597,996

		Health Care: 0.1%
3,100		LTC Properties, Inc.	72,974

			72,974

		Hotels: 0.2%
8,100		Ashford Hospitality Trust, Inc.	62,694
1,390		DiamondRock Hospitality Co.	24,075
4,150		Hersha Hospitality Trust	42,247
1,000		Sunstone Hotel Investors, Inc.	23,200

			152,216

		Mortgage: 1.1%
194,450		Alesco Financial, Inc.	723,354
3,900		Gramercy Capital Corp.	92,742
1,250		Newcastle Investment Corp.	16,263
6,290		Northstar Realty Finance Corp.	57,679

			890,038

		Office Property: 0.1%
3,450		BioMed Realty Trust, Inc.	77,901

			77,901

		Single Tenant: 0.1%
1,430		National Retail Properties, Inc.	35,021
740		Realty Income Corp.	21,090

			56,111

		Storage: 0.0%
500		Sovran Self Storage, Inc.	21,855

			21,855

		Total Real Estate Investment Trusts (Cost $2,868,997)	1,869,091

EXCHANGE-TRADED FUNDS: 0.0%
		Exchange-Traded Funds: 0.0%
300		iShares Russell 2000 Value Index Fund	21,540

		Total Exchange-Traded Funds (Cost $21,822)	21,540

		Total Long-Term Investments (Cost $78,690,110)	77,611,328

SHORT-TERM INVESTMENTS: 1.6%
		U.S. Government Agency Obligations: 1.6%
$1,273,000	Z	Freddie Mac, 3.600%, due 12/03/07	$1,272,618

		Total Short-Term Investments (Cost $1,272,618)	1,272,618

Total Investments in Securities (Cost $79,962,728)*	99.2%	$78,883,946
Other Assets and Liabilities-Net	0.8	643,550

Net Assets	100.0%	$79,527,496

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
I	Illiquid security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $80,466,455.
Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$9,172,451
Gross Unrealized Depreciation	(10,754,960)

Net Unrealized Depreciation	$(1,582,509)

See Accompanying Notes to Financial Statements

100

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 77.1%
		Biotechnology: 2.1%
130,900	@,L	Amgen, Inc.	$7,232,225

			7,232,225

		Coal: 3.2%
88,100		Arch Coal, Inc.	3,335,466
12,420	@,L	Patriot Coal Corp.	419,920
124,200	L	Peabody Energy Corp.	6,910,488

			10,665,874

		Commercial Services: 1.5%
101,800	@@,L	Toppan Printing Co., Ltd. ADR	4,997,077

			4,997,077

		Computers: 1.0%
168,900		Electronic Data Systems Corp.	3,421,914

			3,421,914

		Cosmetics/ Personal Care: 2.1%
23,100	@@	Kao Corp. ADR	6,997,161

			6,997,161

		Distribution/ Wholesale: 1.2%
105,801	@	Tech Data Corp.	3,979,176

			3,979,176

		Electric: 9.2%
244,200	@@,L	Centrais Eletricas Brasileiras SA ADR	3,373,525
68,000		DTE Energy Co.	3,335,400
239,000	L	Idacorp, Inc.	8,403,240
6,300	@@,L	Korea Electric Power Corp. ADR	132,804
162,000	L	Mirant Corp. — W/ I	—
421,000	L	PNM Resources, Inc.	9,337,780
235,000		Puget Energy, Inc.	6,596,450

			31,179,199

		Electronics: 1.2%
243,100	@@,#,L	Samsung SDI Co., Ltd. GDR	4,176,361

			4,176,361

		Environmental Control: 2.6%
756,800	@,L	Allied Waste Industries, Inc.	8,635,088

			8,635,088

		Food: 7.0%
325,650	@,L	Smithfield Foods, Inc.	9,785,783
933,600		Tyson Foods, Inc.	13,919,976

			23,705,759

		Forest Products & Paper: 2.1%
151,206	@@,L	AbitibiBowater, Inc.	3,396,087
326,200	@,@@	Domtar Corp.	2,479,120
129,200		Wausau Paper Corp.	1,218,356

			7,093,563

		Healthcare — Services: 1.6%
251,500	@,L	Apria Healthcare Group, Inc.	5,450,005

			5,450,005

		Home Builders: 1.2%
1,326,692	L	Levitt Corp.	2,295,177
138,000	@@	Sekisui House Ltd. ADR	1,761,625

			4,056,802

		Leisure Time: 1.0%
1,084,500	@@,L	Sega Sammy Holding ADR	3,451,204

			3,451,204

		Machinery — Diversified: 2.7%
90,800	@	AGCO Corp.	6,259,752
35,300		Alamo Group, Inc.	653,050
96,226	@	Tecumseh Products Co.	2,037,104

			8,949,906

		Media: 0.5%
49,600	@,L	Scholastic Corp.	1,747,904

			1,747,904

		Mining: 23.6%
65,100	@@,L	Alumina Ltd. ADR	1,488,837
386,750	@@,L	Anglogold Ashanti Ltd. ADR	18,861,798
494,300	@,@@, L	Apex Silver Mines Ltd.	8,427,815
79,100	@,@@, L	Banro Corp.	934,171
77,495	@@	Barrick Gold Corp.	3,139,322
595,500	@,@@	Crystallex International Corp.	1,375,605
79,600	@,@@	Eldorado Gold Corp.	463,272
282,500	@@	Gold Fields Ltd. ADR	4,647,125
318,200	@,L	Gold Reserve, Inc.	1,524,178
215,500	@,@@, L	Ivanhoe Mines Ltd.	2,426,530
505,955	@,@@, L	Kinross Gold Corp.	8,778,319
220,100	@,@@, L	Lihir Gold Ltd. ADR	7,382,154
324,500		Newmont Mining Corp.	16,124,405
172,500	@,@@, L	Novagold Resources, Inc.	1,695,675
2,175,100	@,@@, L	Orezone Resources, Inc.	2,544,867

			79,814,073

		Oil & Gas: 1.5%
99,200	@,L	Delta Petroleum Corp.	1,524,704
63,200	@@	Nexen, Inc.	1,794,880
144,200	@,L	Warren Resources, Inc.	1,839,992

			5,159,576

		Oil & Gas Services: 2.4%
262,700	L	BJ Services Co.	6,457,166
19,500	@@	Technip SA ADR	1,595,160

			8,052,326

		Retail: 1.0%
73,800		Wal-Mart Stores, Inc.	3,535,020

			3,535,020

		Semiconductors: 0.6%
394,400	@,L	Axcelis Technologies, Inc.	1,869,456

			1,869,456

		Telecommunications: 6.0%
306,000	@@	Chunghwa Telecom Co., Ltd. ADR	6,098,580
62,300	@@,L	KT Corp. ADR	1,633,506
444,200	@@,L	Nippon Telegraph & Telephone Corp. ADR	10,038,920
157,300		Sprint Nextel Corp.	2,441,296

			20,212,302

See Accompanying Notes to Financial Statements

101

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Transportation: 1.4%
83,600		CSX Corp.	$3,511,200
13,460	@@,L	Stolt-Nielsen SA ADR	337,289
5,700		Union Pacific Corp.	718,998

			4,567,487

		Water: 0.4%
27,900	@@,L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,380,771

			1,380,771

		Total Common Stock (Cost $240,764,619)	260,330,229

PREFERRED STOCK: 2.3%
		Telecommunications: 2.3%
8,500	P	Lucent Technologies Capital Trust I	7,882,688

		Total Preferred Stock (Cost $8,191,875)	7,882,688

CONVERTIBLE BONDS: 18.1%
		Aerospace/ Defense: 0.8%
$1,635,000	C,L	EDO Corp., 4.000%, due 11/15/25	$2,728,406

			2,728,406

		Airlines: 2.0%
7,085,000	C,L	JetBlue Airways Corp., 3.500%, due 07/15/33	6,916,731

			6,916,731

		Computers: 0.6%
2,210,000	C,L	Hutchinson Technology, Inc., 3.250%, due 01/15/26	2,151,988

			2,151,988

		Electronics: 0.2%
696,000	C	FEI Co., 5.500%, due 08/15/08	661,200

			661,200

		Environmental Control: 1.9%
6,936,000	C,L	Allied Waste North America, Inc., 4.250%, due 04/15/34	6,467,820

			6,467,820

		Healthcare — Services: 1.5%
4,940,000	C,L	Apria Healthcare Group, 3.375%, due 09/01/33	4,958,525

			4,958,525

		Machinery — Diversified: 1.3%
4,131,000	+,C,L	Albany International Corp., 2.250%, due 03/15/26	4,229,111

			4,229,111

		Mining: 3.2%
379,000	@@,C	Apex Silver Mines Ltd., 2.875%, due 03/15/24	313,149
9,647,000	C,L	Coeur d’Alene Mines Corp., 1.250%, due 01/15/24	8,670,241
1,817,000	@@,C, L	Gold Reserve, Inc., 5.500%, due 06/15/22	1,737,506

			10,720,896

		Oil & Gas: 2.1%
7,236,000		Nabors Industries, Inc., 0.940%, due 05/15/11	6,937,515

			6,937,515

		Pharmaceuticals: 1.9%
8,530,000	C	Omnicare, Inc., 3.250%, due 12/15/35	6,450,813

			6,450,813

		Semiconductors: 1.5%
845,000	L	Credence Systems Corp., 1.500%, due 05/15/08	819,650
4,935,000	L	Credence Systems Corp., 3.500%, due 05/15/10	4,318,125

			5,137,775

		Telecommunications: 1.1%
2,143,000	C	Adaptec, Inc., 0.750%, due 12/22/23	2,014,420
1,931,000	@@,C, L	AudioCodes Ltd., 2.000%, due 11/09/24	1,730,659

			3,745,079

		Total Convertible Bonds (Cost $60,659,409)	61,105,859

		Total Long-Term Investments (Cost $309,615,903)	329,318,776

SHORT-TERM INVESTMENTS: 29.2%
		U.S. Government Agency Obligations: 3.0%
10,128,000	Z	Freddie Mac, 3.600%, due 12/03/07	10,124,961

		Total U.S. Government Agency Obligations (Cost $10,124,961)	10,124,961

See Accompanying Notes to Financial Statements

102

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 26.2%
$88,309,259	Bank of New York Mellon Corp. Institutional Cash Reserves	$88,309,259

	Total Securities Lending Collateral (Cost $88,309,259)	88,309,259

	Total Short-Term Investments (Cost $98,434,220)	98,434,220

Total Investments in Securities (Cost $408,050,123)*	126.7%	$427,752,996
Other Assets and Liabilities-Net	(26.7)	(90,026,565)

Net Assets	100.0%	$337,726,431

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $408,266,739.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$36,768,934
Gross Unrealized Depreciation	(17,282,677)

Net Unrealized Appreciation	$19,486,257

See Accompanying Notes to Financial Statements

103

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Equity Trust was held on August 7, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matter voted upon as well as the results are outlined below:

Matter:

1	To approve the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investment, LLC, the Fund’s investment adviser, and ING IM.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Value Choice Fund	1	3,893,518	76,145	35,797	—	4,005,460

A special meeting of shareholders of ING Equity Trust was held on October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matters voted upon as well as the results are outlined below:

Matter:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Result:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Fundamental Research Fund	2	1,268,668	102,079	37,727	650,358	2,058,832

*	The Shareholder Meeting for ING Fundamental Research Fund was adjourned to November 21, 2007.

Matter:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Result:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Opportunities Fund	2	1,154,120	165,204	63,912	1,089,496	2,472,732

*	The Shareholder Meeting for ING SmallCap Opportunities Fund was adjourned to November 21, 2007.

104

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

Matter:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Value Choice Fund	2	6,840,403	862,479	325,634	5,727,750	13,756,265

*	The Shareholder Meeting for ING Value Choice Fund was adjourned to November 21, 2007.

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Financial Services Fund	2	4,351,393	725,630	189,004	3,683,209	8,949,236
ING Financial Services Fund	3	4,267,300	719,011	279,717	3,683,209	8,949,236

*	The Shareholder Meeting for ING Financial Services Fund was adjourned to November 21, 2007.

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING LargeCap Growth Fund	2	3,310,816	351,769	1,039,217	2,604,293	7,306,096
ING LargeCap Growth Fund	3	3,284,918	1,264,899	151,986	2,604,293	7,306,096

*	The Shareholder Meeting for ING LargeCap Growth Fund was adjourned to November 21, 2007.

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

105

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING MidCap Opportunities Fund	2	4,777,018	576,575	182,155	3,323,042	8,858,790
ING MidCap Opportunities Fund	3	4,764,475	542,128	229,146	3,323,042	8,858,790

*	The Shareholder Meeting for ING MidCap Opportunities Fund was adjourned to November 21, 2007.

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval 2 of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Real Estate Fund	2	2,995,234	1,516,255	207,376	1,169,743	5,888,608
ING Real Estate Fund	3	3,032,597	1,469,668	216,600	1,169,743	5,888,608

*	The Shareholder Meeting for ING Real Estate Fund was adjourned to November 21, 2007.

Matters:

1	To approve the election of eleven nominees to the Boards of Directors/ Trustees of the Funds.

6	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

Results:

ING Equity Trust Registrant

			Shares
			Voted
		Shares Voted	Against or	Shares	Broker	Total Shares
	Proposal	For	Withheld	Abstained	Non-Vote	Voted

Colleen D. Baldwin	1	142,838,245	3,375,162	0	0	146,213,407
John V. Boyer	1	142,839,786	3,373,621	0	0	146,213,407
Patricia W. Chadwick	1	142,879,042	3,334,365	0	0	146,213,407
Robert W. Crispin	1	142,786,154	3,427,254	0	0	146,213,407
Peter S. Drotch	1	142,818,018	3,395,389	0	0	146,213,407
J. Michael Earley	1	142,874,616	3,338,792	0	0	146,213,407
Patrick W. Kenny	1	142,859,525	3,353,882	0	0	146,213,407
Shaun P. Mathews	1	142,849,295	3,364,112	0	0	146,213,407
Sheryl K. Pressler	1	142,823,139	3,390,268	0	0	146,213,407
David W.C. Putnam	1	142,802,259	3,411,148	0	0	146,213,407
Roger B. Vincent	1	142,871,116	3,342,291	0	0	146,213,407
ING Equity Trust Registrant	6	65,255,655	9,875,266	4,136,288	66,946,198	146,213,407

*	The Shareholder Meeting for ING Equity Trust Registrant was adjourned to November 21, 2007.

106

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Equity Trust was held on November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matters voted upon as well as the results are outlined below:

Matter:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Result:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Fundamental Research Fund	2	1,443,305	113,432	40,108	522,567	2,119,413

Matter:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Result:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Opportunities Fund	2	1,549,022	202,430	77,556	593,449	2,422,457

*	The Shareholder Meeting for ING SmallCap Opportunities Fund was adjourned to December 17, 2007.

Matter:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Result:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Value Choice Fund	2	7,784,617	974,083	370,128	4,342,949	13,471,777

*	The Shareholder Meeting for ING Value Choice Fund was adjourned to December 17, 2007.

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

107

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Financial Services Fund	2	5,009,683	850,934	229,618	2,546,973	8,637,208
ING Financial Services Fund	3	4,922,158	848,077	320,000	2,546,973	8,637,208

*	The Shareholder Meeting for ING Financial Services Fund was adjourned to December 17, 2007.

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING LargeCap Growth Fund	2	5,090,772	433,801	1,182,972	1,740,115	8,447,660
ING LargeCap Growth Fund	3	5,064,558	1,342,472	300,515	1,740,115	8,447,660

*	The Shareholder Meeting for ING LargeCap Growth Fund was adjourned to December 17, 2007.

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING MidCap Opportunities Fund	2	5,731,422	653,748	236,237	2,638,491	9,259,899
ING MidCap Opportunities Fund	3	5,720,977	614,518	285,913	2,638,491	9,259,899

*	The Shareholder Meeting for ING MidCap Opportunities Fund was adjourned to December 17, 2007.

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

108

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Real Estate Fund	2	5,180,936	1,564,685	265,515	1,128,923	8,140,060
ING Real Estate Fund	3	5,201,517	1,515,693	293,927	1,128,923	8,140,060

*	The Shareholder Meeting for ING Real Estate Fund was adjourned to December 17, 2007.

Matters:

1	To approve the election of eleven nominees to the Boards of Directors/ Trustees of the Funds.

6	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

Results:

ING Equity Trust Registrant

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

Colleen D. Baldwin	1	145,594,807	4,063,187	0	0	149,657,995
John V. Boyer	1	145,598,175	4,059,820	0	0	149,657,995
Patricia W. Chadwick	1	145,638,822	4,019,173	0	0	149,657,995
Robert W. Crispin	1	145,549,893	4,108,101	0	0	149,657,995
Peter S. Drotch	1	145,578,905	4,079,090	0	0	149,657,995
J. Michael Earley	1	145,638,445	4,019,550	0	0	149,657,995
Patrick W. Kenny	1	145,623,559	4,034,435	0	0	149,657,995
Shaun P. Mathews	1	145,610,088	4,047,907	0	0	149,657,995
Sheryl K. Pressler	1	145,572,261	4,085,734	0	0	149,657,995
David W.C. Putnam	1	145,565,970	4,092,024	0	0	149,657,995
Roger B. Vincent	1	145,638,762	4,019,232	0	0	149,657,995
ING Equity Trust Registrant	6	79,506,308	10,668,337	4,710,838	54,772,512	149,657,995

*	The Shareholder Meeting for ING Equity Trust Registrant was adjourned to December 17, 2007.

109

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL/

RE-APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Boards of Directors/ Trustees (the “Board”) of ING Investment Funds, Inc. and ING Equity Trust, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Directors/ Trustees”), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Directors/ Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with one or more sub-advisers to each Fund (the “Sub-Advisers”).

The Independent Directors/ Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors/ Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors/ Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors/ Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Directors/ Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors/ Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Directors/ Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors/ Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors/ Trustees to review and analyze information in connection with their annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of

110

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

some Directors/ Trustees and the appointment and election of new Directors/ Trustees. In addition, throughout this period the Independent Directors/ Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “DE IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Fund is assigned to the DE IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors/ Trustees in connection with the contract approval and renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors/ Trustees and sets out a blueprint pursuant to which the Independent Directors/ Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of Advisory and Sub-Advisory Contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors/ Trustees’ review of Advisory and Sub-Advisory Contracts. The Independent Directors/ Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by each Fund for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Fund in the ING Funds complex. The DE IRC may apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2008, the Independent Directors/ Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Funds provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Fund that provided information regarding the performance and expenses of the Fund and other similarly managed funds in an SPG, as well as information regarding the Fund’s investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Directors/ Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Funds; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance, fees and expenses compare to its SPG and/or designated benchmarks; (8) independent analyses of Fund performance by the Funds’ Chief Investment Risk Officer; (9) information regarding net

111

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

asset flows into and out of the Funds; and (10) other information relevant to the Board’s evaluations.

For each Fund, of its Class A shares were used for purposes of certain comparisons to the funds in its SPG. Class A shares generally were selected so that the Fund class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in a Fund’s SPG were selected based upon criteria designed to mirror the Fund class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Funds’ portfolios. The Board noted the resources that the Adviser has committed to the Board and to its Investment Review Committees to assist the Board and its committees with their assessment of the investment performance of the Funds in the ING Funds complex on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the DE IRC to analyze the key factors underlying investment performance for the Funds.

The Board also noted the techniques used by the Adviser to monitor the performance of Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the DE IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance. Such changes could include, for example, changes in personnel who are responsible for managing a Fund’s portfolio and/or changing the Sub-Adviser to a Fund.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Funds or among Funds available on a product platform, and the wide range of Funds available for exchange or transfer.

The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Funds’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services

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provided by the Adviser and Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, SPG and primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Fund that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Directors/ Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Directors/ Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or Sub-Advisers for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Funds.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board considered any existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of each Fund as they relate to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Fund. The Board also considered information that it requested and was provided by Management with respect to the

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profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

In their review of advisory fee rates, the Independent Directors/ Trustees, from time to time, have directed the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds within the ING Funds complex. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in Rule 12b-1 fees payable by a Fund; the merger of certain Funds with and into comparable Funds; changes to the Sub-Adviser or portfolio manager managing a Fund; and enhancements to the resources available to a Sub-Adviser when managing a Fund. As applicable, the Independent Directors/ Trustees have requested these adjustments primarily on the basis of a Fund’s performance as compared to its peer group or benchmarks, or its management fee rate or overall expense ratio in relation to its peer group.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, as well as any remedial actions requested by the Independent Directors/ Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Fund below and, in the case of non-affiliated Sub-Advisers, in reliance on the arm’s-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Financial Services Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Financial Services Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented with the exception of the year-to-date and ten-year periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, one-year, three-year, and five-year periods, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Financial Services Fund, the Board took into account the factors described above and also considered: (1) the

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economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fundamental Research Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Fundamental Research Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, and in the third quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account that the Fund launched in January 2006, and therefore had a limited operating history for purposes of performance comparisons.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Fundamental Research Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in June 2006, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Growth Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Growth Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the

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most recent calendar quarter, the third quintile for the year-to-date period, the fourth quintile for the one-year and five-year periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection had on the Fund’s performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING LargeCap Growth Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year period, which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and one-year periods, the second quintile for the year-to-date period, and the fourth quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING LargeCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different

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weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the third quintile for the one-year and three-year periods, and the fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the reasons for underperformance, including the negative effect of stock selection; and (2) in July 2005 a new portfolio management team assumed responsibility for managing the Fund’s assets.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) the advisory fee waivers that Management had put into place, which lower the effective management fee rate payable by the Fund; (2) advisory fee reductions that Management would put into place, at the Board’s direction, following the 2007 annual contract renewal process; and (3) that the reductions in the Fund’s advisory fees were accompanied by an increase in the Fund’s contractual expense limits.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the portfolio managers were changed in July 2005 and it is reasonable to permit the Sub-Adviser to continue manage the Fund to appropriately assess the longer-term performance of the portfolio management team; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Opportunistic LargeCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Opportunistic LargeCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund underperformed its benchmark for the most recent calendar quarter and one-year periods, but outperformed for the year-to-date period; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and in the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that the Fund was launched in December 2005, and therefore had a limited operating history for purposes of performance comparisons.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Opportunistic LargeCap Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the

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asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in December 2005 and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to appropriately evaluate longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Fund is ranked in the third quintile of its Morningstar category for the three-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and the relative out-performance of the international real estate markets had on the Fund’s performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance; and (3) Management’s expectation that the Fund’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Real Estate Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for the year-to-date, one-year, and

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three-year periods, but underperformed for the most recent calendar quarter, five-year, and ten-year periods; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, the third quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account that in July 2005 a new lead portfolio manager assumed responsibility for managing the Fund’s assets.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) the advisory fee waivers that Management had put into place, which lower the effective management fee rate payable by the Fund; and (2) advisory fee reductions that Management would put into place, at the Board’s direction, following the 2007 annual contract renewal process.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Smallcap Value Multi-Manager Fund (formerly, ING SmallCap Value Choice Fund)

Approval of New Sub-Advisory Contracts

In March 2007, the Board approved two new Sub-Advisory Contracts for ING SmallCap Value Multi-Manager Fund (formerly, ING SmallCap Value Choice Fund). More particularly, NWQ Investment Management Company, LLC (“NWQ”) has sub-advised the Fund since February 2005. In January 2007, NWQ informed Management that it had reached a limit on the amount of assets that it desires to manage in the small-capitalization value style for the Fund. Due to NWQ’s capacity constraints, Management and the Board needed to determine an appropriate course of action or would have been forced to close the Fund to new investors at an asset level of just over $80 million.

Management recommended, and the Board agreed, that the prudent decision for shareholders was to avoid closing the Fund to new investors, and to add additional Sub-Advisers to two new investment “sleeves” of the Fund to increase capacity for additional inflows. At a meeting of the Board held on March 2, 2007, the Board, including a majority of the Independent Directors/ Trustees, determined to appoint Kayne Anderson Rudnick Investment Management, LLC (“KAR”) and ING Investment Management Co. (“ING IM”) as additional Sub-Advisers to the Fund under additional Sub-Advisory Contracts between the Adviser and KAR and ING IM, respectively. The Sub-Advisory Contracts with KAR and ING IM were approved for initial terms ending November 30, 2008.

Agreement with KAR

At a meeting of the Board held on March 2, 2007, the Board, including a majority of the Independent Directors/ Trustees, determined to appoint KAR as an additional Sub-Adviser to the Fund under an additional Sub-Advisory Agreement between the Adviser and KAR. In determining whether to approve the additional Sub-Advisory Contract for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

approved for the Fund. The materials provided to the Board in support of the sub-advisory arrangement with KAR included the following: (1) KAR’s presentation before the DE IRC at its March 1, 2007 meeting; (2) memoranda and related materials provided to the Board in advance of its March 2, 2007 meeting that discuss Management’s rationale for recommending that KAR serve as an additional Sub-Adviser to the Fund; (3) responses from KAR to questions posed by K&L Gates, independent legal counsel, on behalf of the Independent Directors/ Trustees; (4) supporting documentation, including a copy of the proposed additional Sub-Advisory Contract with KAR on behalf of the Fund; and (5) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the additional Sub-Advisory Contract with KAR took into account several factors including, but not limited to, the following: (1) the view of the Adviser with respect to the reputation of KAR as a manager to similar accounts and the consistent and solid performance of similar accounts managed by KAR; (2) KAR’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by KAR under the additional Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of KAR and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by and the projected profitability of KAR as one of the Fund’s Sub-Advisers; (6) the costs of the services to be provided by KAR; (7) the higher sub-advisory fee payable by the Adviser to KAR; (8) KAR’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (9) the appropriateness of the selection of KAR in light of the Fund’s investment objective and investor base; and (10) KAR’s Code of Ethics and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) KAR should be appointed to serve as an additional Sub-Adviser to the Fund under the Sub-Advisory Contract between the Adviser and KAR; and (2) the sub-advisory fee rate payable by the Adviser to KAR is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to approve the additional Sub-Advisory Contract between the Adviser and KAR for the Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Agreement with ING IM

At a meeting of the Board held on March 2, 2007, the Board, including a majority of the Independent Directors/ Trustees, determined to appoint ING IM as an additional Sub-Adviser to the Fund under an additional Sub-Advisory Contract between the Adviser and ING IM. In determining whether to approve the additional Sub-Advisory Contract for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for the Fund. The materials provided to the Board in support of the sub-advisory arrangement with ING IM included the following: (1) ING IM’s presentation before the DE IRC at its March 1, 2007 meeting; (2) memoranda and related materials provided to the Board in advance of its March 2, 2007 meeting that discuss Management’s rationale for recommending that ING IM serve as an additional Sub-Adviser to the Fund; (3) responses from ING IM to questions posed by K&L Gates, independent legal counsel, on behalf of the Independent Directors/ Trustees; (4) supporting documentation, including a copy of the proposed additional Sub-Advisory Contract with ING IM on behalf of the Fund; and (5) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the additional Sub-Advisory Contract with ING IM took into account several factors including, but not limited to, the following: (1) the view of the Adviser with respect to the reputation of ING IM as a manager to a similar account and the performance of the similar account managed by ING IM; (2) ING IM’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM under the additional Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by and the projected profitability of ING IM as one of the Fund’s Sub-Advisers; (6) the costs of the services to be provided by ING IM; (7) the sub-advisory fee payable

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

by the Adviser to ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as an additional Sub-Adviser to the Fund under the ING IM Sub-Advisory Contract; and (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to approve the additional Sub-Advisory Contract between the Adviser and ING IM for the Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Renewal of Advisory Contract and Sub-Advisory Contract with NWQ

At its November 2007 meeting, the Board determined to renew the Advisory Contract with the Adviser and Sub-Advisory Contract with NWQ for ING SmallCap Value Multi-Manager Fund. In considering whether to approve the renewal of the Advisory Contract and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented with the exception of the one-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented with the exception of the one-year period, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category median for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board considered the fact that, effective March 2007, two additional Sub-Advisers were added, each to manage a separate sleeve of the Fund, in order to address the capacity constraints faced by the existing Sub-Adviser, NWQ.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rates payable by the Adviser to the Sub-Advisers is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Value Choice Fund (formerly, ING MidCap Value Choice Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Value Choice Fund (formerly, ING MidCap Value Choice Fund), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Value Choice Fund (formerly, ING MidCap Value Choice Fund), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(including the expense ratio to be borne by shareholders) of the Fund as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also noted certain fee reductions that had been approved by the Board at its September 28, 2007 meeting.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the board; (3) the Fund performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

122

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING SmallCap Value Multi-Manager Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEABCIOQ (1107-012508)

     Funds
Semi-Annual Report
November 30, 2007
Classes A, B, C and Q
Equity Index Funds
■ ING Index Plus LargeCap Equity Fund
■ ING Index Plus LargeCap Equity Fund II
■ ING Index Plus LargeCap Equity Fund III (formerly, ING Principal Protection III)
■ ING Index Plus LargeCap Equity Fund IV (formerly, ING Principal Protection IV)
Principal Protection Funds
■ ING Principal Protection Fund V
■ ING Principal Protection Fund VI
■ ING Principal Protection Fund VII
■ ING Principal Protection Fund VIII
■ ING Principal Protection Fund IX
■ ING Principal Protection Fund X
■ ING Principal Protection Fund XI
■ ING Principal Protection Fund XII

E-Delivery Sign-up — details inside
This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,
It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.
Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.
ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.
Sincerely,

Shaun P. Mathews
President
ING Funds
December 21, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended November 30, 2007

We started our new fiscal year knowing that the last one would be a hard act to follow, with the equity indices for most of the major regions returning more than 20% in local currencies. Few, however, could have expected the tumult of the first half of the reporting period. After nervous optimism persisted into July 2007, a credit crisis sent investors fleeing stock markets and into Treasuries. The U.S. Federal Reserve Board (the “Fed”) rate cuts provided some solace, but by the end of November 2007, these were no longer enough. For the six-month period ended November 30, 2007, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) “MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) fell 3.4%. In currencies, the view that European interest rates would stay firmer than those in the U.S. supported the pound and euro for most of the period, while the yen continued to be dragged down by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. But in the flight from risk, these trades were unwound and the yen rebounded. For the six months ended November 30, 2007, the dollar fell 9.1%, 4.5% and 9.5% against the euro (repeatedly making new lows), pound and yen, respectively.
The recession in the housing market had taken a new disturbing turn by the summer, as lax lending standards especially in the sub-prime mortgage loan sector were sending foreclosure rates and default provisions soaring, and some lenders into bankruptcy. Furthermore, the huge volumes of securities backed by such loans were declining in value, if they could find a bid at all. Much of this exposure was held by hedge funds and structured investment vehicles, which financed their purchases with investors’ money and by issuing lower yielding short term commercial paper, a variant of the carry trade. In June 2007, the investment bank, Bear Stearns, had to step in to rescue two of its hedge funds in distress over holdings in mortgage bonds.
So far, few observers believed that the sub-prime mortgage problems might lead to recession. But from mid-July 2007, a series of shocks sent investors scurrying for cover. A large mortgage lender, Countrywide, reported that the sub-prime default crisis had spread to other classes of mortgage loans. Worse, by month-end, American Home Mortgage revealed that its creditors had initiated margin calls and that bankruptcy was a possibility. A week later it was fact.
Confirmation that the global asset-backed commercial paper market was close to atrophy came on August 9 2007 from an unlikely source when French bank BNP Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were by now reluctant to lend to each other because no-one could be sure where the exposure to tainted securities ultimately lay.
Central banks responded by pouring billions into the inter-bank system. On August 17, 2007, the Fed cut the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%), followed on September 18, 2007, by an unexpectedly soothing 50 basis points (0.50%) federal funds rate reduction and another 50 basis points (0.50%) cut in the discount rate. Finally, on October 31, 2007, the Federal Open Market Committee (“FOMC”) cut both rates by an additional 0.25%.
Yet, as November 2007 wore on, many wondered how much further the FOMC could go, with consumer price inflation above 2%, and even whether rate cutting was the answer to what seemed like a different set of problems. Bank lending standards to businesses and consumers were tightening. The asset-backed commercial paper market continued to shrink. Financial institutions were writing down mortgage backed securities in billions of dollars at a time. Home prices were still falling.
U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, had at last breached their March 2000 record in May 2007 and the S&P 500® Index proceeded fitfully to its best level yet on July 19, 2007, reassured by better than expected corporate profits. But the prospect of continued takeover activity, that other great pillar of stock market support worldwide, vanished with the liquidity required to fund it, as the events described above played out. This and general risk aversion took the S&P 500® Index down about 9.5% in the next 19 trading sessions. Recovery was swift after rate cut expectations set in, with a rise of nearly 3% in response to the pleasant surprise on September 18, 2007, and a new all time record close on October 9, 2007. It didn’t last. The Financials sector led third quarter S&P 500 earnings lower by about 9% year over year and with growing doubts that any real progress out of the crisis was being made, the same sector dragged the S&P 500® Index down sharply in November 2007, leading to a return of (2.3)% for the six-month period ended November 30, 2007.

Market Perspective: Six Months Ended November 30, 2007

Internationally, the MSCI Japan® Index(3) fell 12.0% in the first half of the fiscal year. As the period started, gross domestic product (“GDP”) was already contracting, while consumer prices and wages maintained a downward drift almost without interruption through November 2007. Additionally, the unwinding of carry trades boosted the yen and threatened exports. The MSCI Europe ex UK® Index(4) returned (4.9)% over the same period. A rally on continuing merger and acquisition activity and record low Eurozone unemployment, succumbed to nervousness in mid-July 2007, after another rate increase and turned into a rout as the sub-prime debacle unfolded. The MSCI UK® Index(5) retreated 2.1% after stocks initially surged into the summer, shrugging off a rate increase to a six-year high as a robust service sector and merger and acquisition activity bolstered sentiment. The August 2007 slide then was even more violent than in continental Europe.

(1)	The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4)	The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5)	The MSCI UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in the U.K.
All indices are unmanaged and investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Index Plus LargeCap Equity Fund	Portfolio Managers’ Report

ING Index Plus LargeCap Equity Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a risk profile consistent with the index. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, both of ING Investment Management Co. —the Sub-Adviser.
Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (3.86)% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(2) (“LB 1-3 Gov Index”), which returned (2.33)% and 4.98%, respectively, for the same period.
Portfolio Specifics: The second half of 2007 was a difficult time for the Sub-Adviser’s quantitative managers. The third quarter was particularly difficult as many of our strategies experienced negative returns relative to their benchmarks. In July and early August, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. We believe that this underperformance was driven by a transition in market leadership from value to growth. During periods of transition, it is difficult for our models to adjust to relatively quick changes in market leadership. We believe that over longer periods of time, (i.e., six to nine months) momentum factors in our models will capture these changes in leadership and our models will adjust to the new market environment.
The effect of this change in market leadership was magnified by the sub-prime turmoil, resulting in a significant spike in volatility. In the past, we have experienced similar market transitions without dramatic increases in market volatility. However, on August 8 and August 9, we experienced severe underperformance of all factors and negative performance which was far away from our expected tracking error targets.
We believe this significant underperformance was due to the systematic unwinding of leveraged positions by quantitative hedge funds. In fact, much of our negative performance came from poorly ranked stocks that were underweighted in our portfolios, suggesting that quantitative hedge fund managers were willing to sell their highly ranked stocks to cover their short positions.
After a tough summer, performance bounced back in November as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.
The Fund’s underperformance was primarily due to security selection based on valuation factors, especially as it relates to the financials sector. Sector positions that detracted from performance include an overweight position in the consumer discretionary sector and an underweight position in the healthcare sector. These losses were partially offset by underweight positions in the telecommunication services and utilities sectors.
Security selection detracted from performance primarily in the health care, information technology and energy sectors. These losses were partially offset by security selection in the consumer staples and consumer discretionary sectors.
The greatest detractors from results included overweight positions in Coach, Inc. Washington Mutual, Inc. and Marathon Oil Corp. Top contributors included underweight positions in Fannie Mae (sold) and Comcast (sold) and an overweight position in Cisco Systems, Inc.
Current Strategy and Outlook: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.
We currently have a slight overweight in the consumer discretionary sector and slight underweights in the telecom services, health care and financials sectors.

(1)	The S&P 500® Index is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S.

(2)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.
Top Ten Holdings*
as of November 30, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.3%
Chevron Corp.	2.4%
General Electric Co.	2.2%
Merck & Co., Inc.	2.0%
American International Group, Inc.	1.9%
Microsoft Corp.	1.8%
PepsiCo, Inc.	1.7%
Walt Disney Co.	1.7%
AT&T, Inc.	1.6%
JPMorgan Chase & Co.	1.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund II (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a risk profile consistent with the index. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.
Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (3.99)% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(2) (“LB 1-3 Gov Index”), which returned (2.33)% and 4.98%, respectively, for the same period.
Portfolio Specifics: The second half of 2007 was a difficult time for the Sub-Adviser’s quantitative managers. The third quarter was particularly difficult as many of our strategies experienced negative returns relative to their benchmarks. In July and early August, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. We believe that this underperformance was driven by a transition in market leadership from value to growth. During periods of transition, it is difficult for our models to adjust to relatively quick changes in market leadership. We believe that over longer periods of time, (i.e., six to nine months) momentum factors in our models will capture these changes in leadership and our models will adjust to the new market environment.
The effect of this change in market leadership was magnified by the sub-prime turmoil, resulting in a significant spike in volatility. In the past, we have experienced similar market transitions without dramatic increases in market volatility. However, on August 8 and August 9, we experienced severe underperformance of all factors and negative performance which was far away from our expected tracking error targets.
We believe this significant underperformance was due to the systematic unwinding of leveraged positions by quantitative hedge funds. In fact, much of our negative performance came from poorly ranked stocks that were underweighted in our portfolios, suggesting that quantitative hedge fund managers were willing to sell their highly ranked stocks to cover their short positions.
After a tough summer, performance bounced back in November as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.
The Fund’s underperformance for the reporting period was primarily due to security selection based on valuation factors especially as it relates to the financials sector. Sector positions that detracted from performance included an overweight position in the consumer discretionary sector and an underweight position in the health care sector. These losses were partially offset by underweight positions in the telecommunication services and utilities sectors.
Security selection detracted from performance primarily in the health care, information technology, energy and materials sectors. These losses were partially offset by security selection in the consumer staples and consumer discretionary sectors.
Significant detractors from results included overweight positions in Coach, Inc. Washington Mutual, Inc. and Marathon Oil Corp. Top contributors included underweight positions in Fannie Mae (sold) and Comcast (sold) and an overweight position in Cisco Systems, Inc.
Current Strategy and Outlook: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.
We currently have a slight overweight in the consumer discretionary sector and slight underweights in the telecom services, health care and financials sectors.

(1)	The S&P 500® Index is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S.

(2)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.
Top Ten Holdings*
as of November 30, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.3%
Chevron Corp.	2.5%
General Electric Co.	2.2%
Merck & Co., Inc.	2.0%
American International Group, Inc.	1.9%
Microsoft Corp.	1.8%
PepsiCo, Inc.	1.7%
Walt Disney Co.	1.7%
JPMorgan Chase & Co.	1.7%
AT&T, Inc.	1.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.

ING Index Plus Largecap Equity Fund III	Portfolio Managers’ Report

ING Index Plus LargeCap Equity Fund III* (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.
Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (4.00)% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(2) (“LB 1-3 Gov Index”), which returned (2.33)% and 4.98%, respectively, for the same period.
Portfolio Specifics: The second half of 2007 was a difficult time for the Sub-Adviser’s quantitative managers. The third quarter was particularly difficult as many of our strategies experienced negative returns relative to their benchmarks. In July and early August, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. We believe that this underperformance was driven by a transition in market leadership from value to growth. During periods of transition, it is difficult for our models to adjust to relatively quick changes in market leadership. We believe that over longer periods of time, (i.e., six to nine months) momentum factors in our models will capture these changes in leadership and our models will adjust to the new market environment.
The effect of this change in market leadership was magnified by the sub-prime turmoil, resulting in a significant spike in volatility. In the past, we have experienced similar market transitions without dramatic increases in market volatility. However, on August 8 and August 9, we experienced severe underperformance of all factors and negative performance which was far away from our expected tracking error targets.
We believe this significant underperformance was due to the systematic unwinding of leveraged positions by quantitative hedge funds. In fact, much of our negative performance came from poorly ranked stocks that were underweighted in our portfolios, suggesting that quantitative hedge fund managers were willing to sell their highly ranked stocks to cover their short positions.
After a tough summer, performance bounced back in November as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.
The Fund’s underperformance for the reporting period was primarily due to security selection based on valuation factors especially as it relates to the financials sector. Sector positions that detracted from performance included an overweight position in the consumer discretionary sector and an underweight position in the consumer staples sector. These losses were partially offset by underweight positions in the telecommunication services and utilities sectors.
Security selection detracted from performance primarily in the health care, information technology, energy and materials sectors. These losses were partially offset by security selection in the consumer staples and consumer discretionary sectors.
Significant detractors from results included overweight positions in Marathon Oil Corp. and Washington Mutual, Inc., and an underweight position in Intel Corp. Top contributors included underweight positions in Fannie Mae (sold) and Comcast (sold) and an overweight position in Cisco Systems, Inc.
Current Strategy and Outlook: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the portfolio to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.
We currently have a slight overweight in the consumer discretionary sector and slight underweights in the telecom services, health care and financials sectors.

*	Effective June 6, 2007, the Fund changed its name from “ING Principal Protection Fund III” to ING Index Plus LargeCap Equity Fund III.” Prior to June 6, 2007, the Fund had a different investment objective and different principal investment strategies.

(1)	The S&P 500® Index is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S.

(2)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.
Top Ten Holdings
as of November 30, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.3%
Chevron Corp.	2.5%
General Electric Co.	2.2%
Merck & Co., Inc.	2.0%
American International Group, Inc.	1.9%
Microsoft Corp.	1.8%
PepsiCo, Inc.	1.7%
AT&T, Inc.	1.7%
Walt Disney Co.	1.7%
JPMorgan Chase & Co.	1.7%
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund IV

ING Index Plus LargeCap Equity Fund IV* (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a risk profile consistent with the index. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.
Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (3.28)% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(2) (“LB 1-3 Gov Index”), which returned (2.33)% and 4.98%, respectively, for the same period.
Portfolio Specifics: The Fund started the period as ING Principal Protection Fund IV (“PPF IV”), with about 50% of its assets in fixed-income, which converted to stocks in early October, when the Fund became ING Index Plus LargeCap Equity Fund IV.
During the time of the period before conversion, the fixed-income component underperformed the LB 1-3 Gov Index. Longer duration issues outperformed shorter duration issues in that time; the Fund underperformed mainly because it had a shorter duration than the index.
During the summer and into early fall, the Fund’s equity component lagged the benchmark primarily due to the change in leadership from value to growth and from small-cap to large-cap. The effect of this change in market leadership was magnified by the sub-prime turmoil, resulting in a significant spike in volatility.
After October 5, when PPF IV converted to Index Plus LargeCap Equity IV, sector underweight positions in the financial and telecommunication services sectors contributed to results. These gains were partially offset by an overweight position in the information technology sector. Security selection added to performance in the consumer discretionary, consumer staples and financial sectors. These gains were partially offset by security selection in the industrials sector.
Top contributors to results for the period were in the financials sector with underweight positions in Fannie Mae (sold), Citigroup, Inc. and Freddie Mac adding to performance. Most significant detractors from results included overweight positions in Bank of America Corp. and American International Group, Inc.
Current Strategy and Outlook: Our research builds a structured Fund of stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.
We currently have a slight overweight in the consumer discretionary sector and slight underweights in the telecom services, health care and financials sectors.

*	Effective October 9, 2007, the Fund changed its name from “ING Principal Protection Fund IV” to “ING Index Plus LargeCap Equity Fund IV.” Prior to October 9, 2007, the Fund had a different investment objective and different principal investment strategies.

(1)	The S&P 500® Index is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S.

(2)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.
Top Ten Holdings
as of November 30, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.3%
Chevron Corp.	2.4%
General Electric Co.	2.2%
Merck & Co., Inc.	2.0%
American International Group, Inc.	1.9%
Microsoft Corp.	1.8%
PepsiCo, Inc.	1.7%
Walt Disney Co.	1.7%
AT&T, Inc.	1.6%
JPMorgan Chase & Co.	1.6%
Portfolio holdings are subject to change daily.

ING Principal Protection Funds	Portfolio Managers’ Report

During the Guarantee Period, the Principal Protection Funds (each, a “PPF” and collectively, the “PPFs”) seek to participate in favorable equity market conditions while preserving at least the principal amount of each PPF Fund, as of the inception of the Guarantee Period. After the five year Guarantee Period, the Index Plus LargeCap period begins. During this Period, the PPFs will seek to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a risk profile consistent with the S&P 500® Index. At the end of the Guarantee Period, the guarantee will no longer apply. Each PPF is managed by the following Portfolio Management Team with ING Investment Management Co. (“ING IM”), the Sub-Adviser:
Asset Allocation: Paul Zemsky serves as strategist for the PPFs and is responsible for overseeing overall PPF strategy and the allocation of PPF assets between the Equity and Fixed components.
Equity Component: Omar Aguilar, Ph.D., Portfolio Manager, and Vincent Costa, Portfolio Manager, co-manage the Equity Component.
Fixed Component: James B. Kauffmann, Portfolio Manager.
Note: The PPFs are closed to new deposits.
Performance: Listed below are the Class A share total returns of each PPF, excluding sales charges, the S&P 500® Index(1) and the Lehman Brothers 1-3 Year Government Index(2) (“LB 1-3 Gov Index”) for the six months ended November 30, 2007:

PPF V(3)	(0.85)%
PPF VI	(0.66)%
PPF VII	(0.38)%
PPF VIII	(0.28)%
PPF IX	(0.37)%
PPF X	(0.09)%
PPF XI	0.37%
PPF XII	0.75%
S&P500 Index(1)	(2.33)%
LB 1-3 Gov Index(2)	4.98%

(1)	The S&P 500® Index is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S.

(2)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(3)	Effective January 23, 2008, PPF V will change its name from “ING Principal Protection Fund V” to “ING Index Plus LargeCap Equity Fund V.”
An investor cannot invest directly in an index.
Portfolio Specifics: PPF performance is driven by a combination of returns on the equity portfolio, returns on the bond portfolio, and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Stocks are more volatile than bonds, an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The PPFs’ allocations to equities and fixed income are dependent on these factors and the path they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the PPFs generally buy equities (and sell bonds) when the equity market rises and sell equities (and buys bonds) as the equity market declines. The use of fixed income component reduces the PPFs’ ability to participate as fully in upward moving equity markets.

Portfolio Managers’ Report	ING Principal Protection Funds

Principal Protection Funds (“Funds”) V, VII and VIII
The Funds’ performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The Funds’ allocation to equities and fixed income depends on these factors and the paths they take over the Guarantee Period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The fixed income allocation reduces the Funds’ ability to fully participate in rising equity markets.
The Funds’ Fixed-Income Component underperformed the LB 1-3 Gov Index due to the impact of having shorter duration than the index and its overweighting of agencies. Longer duration issues outperformed shorter duration issues over the period, detracting performance. While the Funds invest in a mix of U.S. Treasury and U.S. agency STRIPs, agencies underperformed Treasuries. The Funds overweighting in agencies acted as a drag.
The Funds’ Equity Component underperformed the S&P 500® Index during the period. The Funds were hurt by stock selection in the energy and financial sectors. Stock selection in consumer discretionary and industrials contributed to performance. Valuation factors detracted from performance. Quality factors were flat while growth and market recognition factors such as long term price momentum and earnings trend worked well.
Principal Protection Fund VI (“Fund”)
The Fund’s performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Fund’s ability to fully participate in rising equity markets.
The Fund’s Fixed-Income Component underperformed the LB 1-3 Gov Index mainly due to the impact of having shorter duration than the index and its overweighting of agencies. Longer duration issues outperformed shorter duration issues over the period, detracting performance. While the Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs, agencies underperformed Treasuries. The Fund’s overweighting in agencies acted as a drag.
The Fund’s Equity Component outperformed the S&P 500® Index during the period. Stock selection in consumer discretionary and industrials were positive contributors to performance. The Fund was hurt by stock selection in the energy and financial sectors. Valuation factors detracted from performance. Quality factors were flat while growth and market recognition factors such as long term price momentum and earnings trend worked well.
Principal Protection Fund IX (“Fund”)
The Fund’s performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors

ING Principal Protection Funds	Portfolio Managers’ Report

being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Fund’s ability to fully participate in rising equity markets.
The Fund’s Fixed-Income Component outperformed the LB 1-3 Gov Index mainly due to the impact of having longer duration than the index. The Fund benefited as longer duration issues outperformed shorter duration issues over the period. While the Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs, agencies underperformed Treasuries. The Fund’s longer duration advantage only just overcame the disadvantage of its overweight allocation to agencies.
The Fund’s Equity Component underperformed the S&P 500® Index during the period. Stock selection in consumer discretionary and industrials contributed to performance. The Fund was hurt by stock selection in the energy and financial sectors. Valuation factors detracted from performance. Quality factors were flat while growth and market recognition factors such as long term price momentum and earnings trend worked well.
Principal Protection Fund (“Fund”) X
The Fund’s performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income allocation reduces the Fund’s ability to fully participate in rising equity markets.
For the six-month period ended November 30, 2007, the Fund’s Fixed-Income Component outperformed the LB 1-3 Gov Index , due to the longer duration of the component and its overweighting in Treasuries. The Fund benefited as longer duration issues outperformed shorter duration issues over the period. While the Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs, Treasuries outperformed agencies, which helped performance.
The Fund’s Equity Component return outperformed the S&P 500® Index during the period. Stock selection in consumer discretionary and industrials contributed to performance. The Fund was hurt by stock selection in the energy and financial sectors. Valuation factors detracted from performance. Quality factors were flat, while growth and market-recognition factors such as long-term price momentum and earnings trend worked well.
Principal Protection Fund XI (“Fund”)
The Fund’s performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Fund’s ability to fully participate in rising equity markets.
The Fund’s Fixed-Income Component outperformed the LB 1-3 Gov Index mainly due to the impact of having longer duration than the index. The Fund benefited as longer duration issues outperformed shorter duration issues over the period. While the Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs, agencies underperformed Treasuries. The Fund’s overweighting in agencies hurt performance.
The Fund’s Equity Component underperformed the S&P 500® Index during the period. Stock selection in consumer discretionary and industrials contributed to performance. The Fund was hurt by stock selection in the energy and

Portfolio Managers Report	Portfolio Managers’ Report

financial sectors. Valuation factors detracted from performance. Quality factors were flat while growth and market recognition factors such as long term price momentum and earnings trend worked well.
Principal Protection Fund XII (“Fund”)
The Fund’s performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Fund’s ability to fully participate in rising equity markets.
For the six-month period ended November 30, 2007, the Fund’s Fixed-Income Component outperformed the LB 1-3 Gov Index, mainly due to the Fund’s longer duration. The Fund benefited as longer duration issues outperformed shorter duration issues over the period. While the Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs, Treasuries outperformed agencies. The Fund’s overweighting in agencies hurt performance.
The Fund’s Equity Component outperformed the S&P 500® Index for the period. Stock selection in energy contributed to performance. The Fund was hurt by stock selection in health care and telecommunications. Valuation factors detracted from performance. Quality factors were flat while growth and market recognition factors such as long term price momentum and earnings trend worked well.
Presented below is the asset allocation for each Fund as of November 30, 2007 as presented in the accompanying Portfolios of Investments as a percentage of net assets.
Asset Allocation
as of November 30, 2007
(as a percent of net assets)

			Other Assets and
	Fixed Income	Common Stock	Liabilities
PPF V	67.5%	33.4%	(0.9)%
PPF VI	66.4%	33.1%	0.5%
PPF VII	69.3%	31.0%	(0.3)%
PPF VIII	61.5%	38.5%	(0.0)%
PPF IX	62.3%	38.0%	(0.3)%
PPF X	58.3%	42.8%	(1.1)%
PPF XI	62.3%	38.1%	(0.4)%
PPF XII	65.4%	34.9%	(0.3)%
Outlook and Current Strategy: The U.S. economy is losing momentum. Recent economic reports point to a weakening in gross domestic product (“GDP”) growth in the fourth quarter, possibly to less than 1%, but no recession, we believe, is expected. Tighter credit conditions and continued softness in the housing market should keep growth below trend in the U.S. economy well into 2008. This weaker growth will help keep inflation within the Federal Reserve Board’s (“Fed”) 1—2% comfort zone. The risks to growth posed by continuing problems in credit markets are likely, we believe, to persuade the Fed to cut rates again in the near term.
Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS

What is the Investment Strategy During the Guarantee Period?
The PPFs undertake (“Payment Undertaking”) that on the Guarantee Maturity Date specified in the Prospectuses, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the inception of the Guarantee Period, less certain expenses not covered by the Expense Limitation Agreement (“Guaranteed Amount”), provided that all dividends and distributions received from a PPF have been reinvested and no shares have been redeemed. Note: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.
The PPFs do not implement an “investment strategy” in any conventional sense. Rather, the PPFs’ asset allocation strategy seeks to optimize the exposure of the PPFs to the Equity Component while protecting the PPFs’ assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Payment Undertaking. The PPFs allocate their assets among the following asset classes:
•	During the Guarantee Period, the PPFs’ assets will be allocated between the:
•	Equity Component, consisting primarily of common stocks included in the S&P 500® Index and futures contracts on the S&P 500® Index; and the

•	Fixed Component, consisting primarily of short- to intermediate-duration U.S. government securities.
The PPFs’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that the assets of any Fund would fall below the amount of the Payment Undertaking. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the PPFs.
How does the Funds’ Asset Allocation work?
The Sub-Adviser to the PPFs uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the PPFs, the then prevailing level of interest rates, equity market volatility, the PPFs’ total annual expenses, and the Maturity Date. The model determined the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.
Equity Component: The PPFs will employ an enhanced index strategy. This means that the PPFs invest at least 80% of the Equity Component’s net assets in stocks included in the S&P 500® Index although the weightings of the stocks will vary somewhat from their respective weightings in the index. The Equity Component may also include up to 20% of its assets in S&P 500® Index futures contracts. During the Guarantee Period, the PPFs may use futures for hedging purposes or to maintain liquidity to meet Shareholders Redemptions and minimize trading costs, but may only use futures on the S&P 500® Index and U.S. Treasury securities.
If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in exchange traded funds (“ETFs”), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the PPFs’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended, “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Sub-Adviser will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.
Fixed Component: The Sub-Adviser looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. government and its agencies or instrumentalities of a short to intermediate duration. Duration refers to the sensitivity of fixed-income securities to interest rate changes. Generally, fixed-income securities

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (CONTINUED)

with shorter durations are less sensitive to changes in interest rates. These U.S. government securities include Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by Standard & Poor’s (“S&P”) and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.
What are the Principal Guarantee Period Risks?
Allocation Risk: If at the inception of, or at any time during, the Guarantee Period interest rates are low, the PPFs’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that a payment would be required under the Payment Undertaking. The effect of low interest rates on the PPFs would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the PPFs’ assets may become largely invested in the Fixed Component. If the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the PPFs would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the PPFs’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.
Opportunity Costs: The PPFs may allocate a substantial portion, and under certain circumstances all, of the PPF’s assets to the Fixed Component in order to conserve the PPFs’ assets to a level equal to or above the present value of the Payment Undertaking. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the PPFs’ assets. If the market value of the Equity Component rises, the percentage of the PFFs’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two components as well as the past performance of the PPFs will affect these allocations. For example, if the PPFs incur early loses, the PPFs may allocate 100% of the PPFs’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the PPFs participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the PPFs, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the PPFs and other factors. The PPFs might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.
Worse Case Scenarios for the PPFs’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee period: (a) the PPFs’ net asset value (“NAV”) decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the PPFs’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.
Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Sub-Adviser’s skill in determining which securities to overweight, underweight or avoid altogether.
Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the PPFs must distribute substantially all of their net income

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (CONTINUED)

(including non-cash income attributable to zero coupon securities) to their shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the PPFs may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.
Use of Futures: While the use of futures contracts by the PPFs can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the PPFs as a whole, it adds to the PPFs’ expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.
Risks of Using Derivatives: Certain securities in which the PPFs may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount due, the PPFs can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the PPFs’ share prices to decline. Markets of underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the PPFs’ realizing a lower return than expected on an investment.
Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the PPFs during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the PPFs, may increase the PPFs’ transaction costs.
The asset allocation process and sale of fixed income securities in connection with the transition period may also result in the realization of additional gains to the PPFs and may therefore also increase the tax liability of shareholders. The PPFs will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Funds.
For further information on the PPFs’ investment strategies and principal risks, please refer to your prospectus and Statement of Additional Information.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus LargeCap Equity Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*
Actual Fund Return
Class A	$1,000.00	$961.40	1.28%	$6.28
Class B	1,000.00	957.70	2.03	9.94
Class C	1,000.00	957.10	2.03	9.93
Class Q	1,000.00	961.70	1.26	6.18
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.60	1.28%	$6.46
Class B	1,000.00	1,014.85	2.03	10.23
Class C	1,000.00	1,014.85	2.03	10.23
Class Q	1,000.00	1,018.70	1.26	6.36
ING Index Plus LargeCap Equity Fund II
Actual Fund Return
Class A	$1,000.00	$960.10	1.19%	$5.83
Class B	1,000.00	957.20	1.94	9.49
Class C	1,000.00	956.50	1.94	9.49

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)(Continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus LargeCap Equity Fund II	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.19%	$6.01
Class B	1,000.00	1,015.30	1.94	9.77
Class C	1,000.00	1,015.30	1.94	9.77
ING Index Plus LargeCap Equity Fund III
Actual Fund Return
Class A	$1,000.00	$960.00	1.23%	$6.03
Class B	1,000.00	956.10	1.98	9.68
Class C	1,000.00	956.40	1.98	9.68
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.23%	$6.21
Class B	1,000.00	1,015.10	1.98	9.97
Class C	1,000.00	1,015.10	1.98	9.97
ING Index Plus LargeCap Equity Fund IV
Actual Fund Return
Class A	$1,000.00	$967.20	1.51%	$7.43
Class B	1,000.00	963.20	2.26	11.09
Class C	1,000.00	963.00	2.26	11.09
Class Q	1,000.00	967.20	1.47	7.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.51%	$7.62
Class B	1,000.00	1,013.70	2.26	11.38
Class C	1,000.00	1,013.70	2.26	11.38
Class Q	1,000.00	1,017.65	1.47	7.41
ING Principal Protection Fund V
Actual Fund Return
Class A	$1,000.00	$991.50	1.55%	$7.72
Class B	1,000.00	986.70	2.30	11.42
Class C	1,000.00	987.70	2.30	11.43
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.55%	$7.82
Class B	1,000.00	1,013.50	2.30	11.58
Class C	1,000.00	1,013.50	2.30	11.58
ING Principal Protection Fund VI
Actual Fund Return
Class A	$1,000.00	$993.40	1.68%	$8.37
Class B	1,000.00	989.60	2.43	12.09
Class C	1,000.00	990.60	2.43	12.09

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 1833/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)(CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Principal Protection Fund VI	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.60	1.68%	$8.47
Class B	1,000.00	1,012.85	2.43	12.23
Class C	1,000.00	1,012.85	2.43	12.23
ING Principal Protection Fund VII
Actual Fund Return
Class A	$1,000.00	$996.20	1.75%	$8.73
Class B	1,000.00	991.50	2.50	12.45
Class C	1,000.00	992.50	2.50	12.45
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.25	1.75%	$8.82
Class B	1,000.00	1,012.50	2.50	12.58
Class C	1,000.00	1,012.50	2.50	12.58
ING Principal Protection Fund VIII
Actual Fund Return
Class A	$1,000.00	$997.20	1.53%	$7.64
Class B	1,000.00	993.40	2.28	11.36
Class C	1,000.00	993.50	2.28	11.36
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.35	1.53%	$7.72
Class B	1,000.00	1,013.60	2.28	11.48
Class C	1,000.00	1,013.60	2.28	11.48
ING Principal Protection Fund IX
Actual Fund Return
Class A	$1,000.00	$996.30	1.58%	$7.89
Class B	1,000.00	992.60	2.33	11.61
Class C	1,000.00	992.60	2.33	11.61
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.10	1.58%	$7.97
Class B	1,000.00	1,013.35	2.33	11.73
Class C	1,000.00	1,013.35	2.33	11.73
ING Principal Protection Fund X
Actual Fund Return
Class A	$1,000.00	$999.10	1.59%	$7.95
Class B	1,000.00	994.40	2.34	11.67
Class C	1,000.00	994.40	2.34	11.67
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.05	1.59%	$8.02
Class B	1,000.00	1,013.30	2.34	11.78
Class C	1,000.00	1,013.30	2.34	11.78

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 1833/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Principal Protection Fund XI	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*
Actual Fund Return
Class A	$1,000.00	$1,003.70	1.60%	$8.01
Class B	1,000.00	1,000.00	2.35	11.75
Class C	1,000.00	1,000.00	2.35	11.75
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.00	1.60%	$8.07
Class B	1,000.00	1,013.25	2.35	11.83
Class C	1,000.00	1,013.25	2.35	11.83
ING Principal Protection Fund XII
Actual Fund Return
Class A	$1,000.00	$1,007.50	1.75%	$8.78
Class B	1,000.00	1,004.70	2.50	12.53
Class C	1,000.00	1,003.80	2.50	12.52
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.25	1.75%	$8.82
Class B	1,000.00	1,012.50	2.50	12.58
Class C	1,000.00	1,012.50	2.50	12.58

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 1833/365 to reflect the most recent fiscal half year.

STATEMENTS OF ASSETS AND LIABILITIES as of NOVEMBER 30, 2007 (Unaudited)

	ING	ING	ING	ING
	Index Plus	Index Plus	Index Plus	Index Plus
	LargeCap Equity	LargeCap Equity	LargeCap Equity	LargeCap Equity
	Fund	Fund II	Fund III	Fund IV
ASSETS:
Investments in securities at value*	$36,635,193	$56,371,867	$50,248,192	$125,333,170
Short-term investments in affiliates at amortized cost	1,000,000	1,000,000	675,000	200,000
Short-term investments at amortized cost	130,000	150,000	383,000	218,000
Cash	809	—	2,143	1,868
Cash collateral for futures	53,550	47,250	50,400	15,750
Receivables:
Investment securities sold	—	—	—	5,086,455
Fund shares sold	46	8,392	—	—
Dividends and interest	80,930	123,654	110,381	281,871
Variation margin receivable	10,455	9,225	9,225	—
Prepaid expenses	30,940	19,200	34,419	215

Total assets	37,941,923	57,729,588	51,512,760	131,137,329

LIABILITIES:
Payable for fund shares redeemed	65,116	253,371	343,650	1,490,324
Payable for futures variation margin	—	—	—	1,911
Payable to affiliates	45,460	69,432	62,818	164,246
Payable to custodian due to bank overdraft	—	15,074	—	—
Payable for trustee fees	10,886	10,702	3,741	6,992
Other accrued expenses and liabilities	105,422	62,010	70,487	91,724

Total liabilities	226,884	410,589	480,696	1,755,197

NET ASSETS	$37,715,039	$57,318,999	$51,032,064	$129,382,132

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$35,805,097	$74,060,971	$56,956,694	$86,324,986
Undistributed net investment income	27,354	180,916	123,868	548,229
Accumulated net realized gain (loss) on investments and futures	(3,949,746)	(24,460,434)	(13,310,259)	13,481,913
Net unrealized appreciation on investments and futures	5,832,334	7,537,546	7,261,761	29,027,004

NET ASSETS	$37,715,039	$57,318,999	$51,032,064	$129,382,132

* Cost of investments in securities	$30,792,356	$48,839,011	$43,002,300	$96,306,977
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of NOVEMBER 30, 2007 (Unaudited) (continued)

	ING	ING	ING	ING
	Index Plus	Index Plus	Index Plus	Index Plus
	LargeCap Equity	LargeCap Equity	LargeCap Equity	LargeCap Equity
	Fund	Fund II	Fund III	Fund IV
Class A:
Net assets	$3,505,234	$5,904,610	$4,355,934	$8,125,505
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	327,338	598,213	453,614	791,721
Net asset value and redemption price per share	$10.71	$9.87	$9.60	$10.26
Maximum offering price per share (3.00%)(1)	$11.04	$10.18	$9.90	$10.58
Class B:
Net assets	$29,145,615	$43,302,845	$41,557,798	$105,580,443
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,736,377	4,406,788	4,337,282	10,285,823
Net asset value and redemption price per share(2)	$10.65	$9.83	$9.58	$10.26
Maximum offering price per share	$10.65	$9.83	$9.58	$10.26
Class C:
Net assets	$5,037,358	$8,111,544	$5,118,332	$15,321,610
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	469,875	819,938	530,328	1,482,877
Net asset value and redemption price per share(2)	$10.72	$9.89	$9.65	$10.33
Maximum offering price per share	$10.72	$9.89	$9.65	$10.33
Class Q:
Net assets	$26,832	n/a	n/a	$354,574
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.01	n/a	n/a	$0.01
Shares outstanding	2,487	n/a	n/a	34,436
Net asset value and redemption price per share	$10.79	n/a	n/a	$10.30
Maximum offering price per share	$10.79	n/a	n/a	$10.30

(1)	Maximum offering price is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2007 (Unaudited)

	ING	ING	ING	ING
	Principal	Principal	Principal	Principal
	Protection	Protection	Protection	Protection
	Fund V	Fund VI	Fund VII	Fund VIII
ASSETS:
Investments in securities at value*	$195,832,663	$198,061,501	$97,821,230	$59,329,611
Short-term investments in affiliates at amortized cost	5,475,000	325,000	190,000	250,000
Short-term investments at amortized cost	15,901,481	236,000	108,000	150,000
Cash	645	37,885	13,172	12,900
Receivables:
Investment securities sold	37,655	1,639,671	—	2,213,424
Dividends and interest	196,274	166,007	76,554	52,033
Prepaid expenses	211	173	41	27

Total assets	217,443,929	200,466,237	98,208,997	62,007,995

LIABILITIES:
Payable for investment securities purchased	—	—	—	1,832,588
Payable for fund shares redeemed	1,586,531	388,833	123,853	269,160
Payable to affiliates	305,050	306,733	151,446	82,805
Payable for trustee fees	17,614	14,859	11,733	4,337
Other accrued expenses and liabilities	178,361	149,927	91,457	108,792

Total liabilities	2,087,556	860,352	378,489	2,297,682

NET ASSETS	$215,356,373	$199,605,885	$97,830,508	$59,710,313

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$201,680,584	$187,091,355	$92,949,156	$55,480,534
Undistributed net investment income	1,184,416	839,748	46,828	439,197
Accumulated net realized gain on investments	11,560,185	9,953,222	4,505,316	3,572,315
Net unrealized appreciation on investments	931,188	1,721,560	329,208	218,267

NET ASSETS	$215,356,373	$199,605,885	$97,830,508	$59,710,313

* Cost of investments in securities	$194,901,475	$196,339,941	$97,492,022	$59,111,344

Class A:
Net assets	$11,405,640	$9,088,812	$4,455,284	$6,093,618
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,092,884	862,838	424,889	571,958
Net asset value and redemption price per share	$10.44	$10.53	$10.49	$10.65
Maximum offering price per share (5.75%)(1)	$11.08	$11.17	$11.13	$11.30
Class B:
Net assets	$192,748,873	$177,316,255	$86,620,881	$47,936,637
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	18,561,216	16,917,026	8,246,239	4,517,468
Net asset value and redemption price per share(2)	$10.38	$10.48	$10.50	$10.61
Maximum offering price per share	$10.38	$10.48	$10.50	$10.61
Class C:
Net assets	$11,201,860	$13,200,818	$6,754,343	$5,680,058
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,073,309	1,251,682	642,306	531,819
Net asset value and redemption price per share(2)	$10.44	$10.55	$10.52	$10.68
Maximum offering price per share	$10.44	$10.55	$10.52	$10.68

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2007 (Unaudited)

	ING	ING	ING	ING
	Principal	Principal	Principal	Principal
	Protection	Protection	Protection	Protection
	Fund IX	Fund X	Fund XI	Fund XII
ASSETS:
Investments in securities at value*	$46,712,800	$36,314,321	$25,376,630	$12,622,616
Short-term investments in affiliates at amortized cost	100,000	10,000	100,000	5,000
Short-term investments at amortized cost	194,000	105,000	—	129,000
Cash	608	474	1,813	874
Receivables:
Dividends and interest	42,925	36,930	22,921	10,507
Prepaid expenses	21	19	17	12
Reimbursement due from manager	—	—	—	5,395

Total assets	47,050,354	36,466,744	25,501,381	12,773,404

LIABILITIES:
Payable for fund shares redeemed	4,755	324,704	31,488	5,213
Payable to affiliates	64,736	49,514	47,021	17,249
Payable for trustee fees	11,578	1,794	5,630	561
Other accrued expenses and liabilities	95,312	56,992	45,488	26,208

Total liabilities	176,381	433,004	129,627	49,231

NET ASSETS	$46,873,973	$36,033,740	$25,371,754	$12,724,173

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$43,008,944	$32,759,945	$23,295,380	$11,865,274
Undistributed net investment income	332,626	388,856	174,691	91,052
Accumulated net realized gain on investments	3,505,433	2,549,268	1,681,452	529,797
Net unrealized appreciation on investments	26,970	335,671	220,231	238,050

NET ASSETS	$46,873,973	$36,033,740	$25,371,754	$12,724,173

* Cost of investments in securities	$46,685,830	$35,978,650	$25,156,399	$12,384,566

Class A:
Net assets	$4,278,703	$5,082,328	$3,924,092	$1,465,066
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	399,029	474,699	363,811	136,875
Net asset value and redemption price per share	$10.72	$10.71	$10.79	$10.70
Maximum offering price per share (5.75%)(1)	$11.37	$11.36	$11.45	$11.35
Class B:
Net assets	$38,106,482	$27,446,501	$17,871,587	$9,380,704
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,574,767	2,581,475	1,671,199	883,480
Net asset value and redemption price per share(2)	$10.66	$10.63	$10.69	$10.62
Maximum offering price per share	$10.66	$10.63	$10.69	$10.62
Class C:
Net assets	$4,488,788	$3,504,911	$3,576,075	$1,878,403
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	418,212	328,145	333,908	176,188
Net asset value and redemption price per share(2)	$10.73	$10.68	$10.71	$10.66
Maximum offering price per share	$10.73	$10.68	$10.71	$10.66

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Six Months Ended November 30, 2007 (Unaudited)

	ING	ING	ING	ING
	Index Plus	Index Plus	Index Plus	Index Plus
	LargeCap	LargeCap	LargeCap	LargeCap
	Equity	Equity	Equity	Equity
	Fund	Fund II	Fund III	Fund IV
INVESTMENT INCOME:
Dividends	$409,373	$637,770	$588,203	$1,460,085
Interest(1)	22,673	34,291	155,945	1,904,454

Total investment income	432,046	672,061	744,148	3,364,539

EXPENSES:
Investment management fees	92,750	144,804	152,449	936,222
Distribution and service fees:
Class A	4,519	8,153	6,927	14,892
Class B	160,183	245,778	266,359	1,086,564
Class C	27,695	43,397	29,418	115,500
Class Q	39	—	—	452
Transfer agent fees:
Class A	1,882	3,888	3,684	4,587
Class B	16,634	29,306	35,275	84,998
Class C	2,875	5,172	3,920	8,915
Class Q	12	—	—	77
Administrative service fees	20,611	32,178	32,348	126,342
Shareholder reporting expense	12,342	14,340	25,045	35,521
Registration fees	42,090	30,349	9,430	101
Professional fees	8,371	21,450	21,410	15,211
Custody and accounting expense	8,511	11,195	18,300	25,840
Trustee fees	1,479	2,745	4,026	5,270
Insurance expense	—	—	6,488	346,665
Miscellaneous expense	4,961	7,419	4,777	8,090
Interest expense	—	—	1,725	491

Total expenses	404,954	600,174	621,581	2,815,738
Net waived and reimbursed fees	(262)	(413)	(1,301)	(2,373)

Net expenses	404,692	599,761	620,280	2,813,365

Net investment income	27,354	72,300	123,868	551,174

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	1,441,086	872,906	2,605,116	15,182,677
Futures	(73,773)	(235,337)	(260,264)	(194,404)

Net realized gain on investments and futures	1,367,313	637,569	2,344,852	14,988,273

Net change in unrealized appreciation or depreciation on:
Investments	(3,239,793)	(3,734,356)	(5,797,652)	(20,481,287)
Futures	(37,810)	(2,031)	15,869	811

Net change in unrealized appreciation or depreciation on investments and futures	(3,277,603)	(3,736,387)	(5,781,783)	(20,480,476)

Net realized and unrealized loss on investments and futures	(1,910,290)	(3,098,818)	(3,436,931)	(5,492,203)

Decrease in net assets resulting from operations	$(1,882,936)	$(3,026,518)	$(3,313,063)	$(4,941,029)

(1) Affiliated income	$17,447	$27,412	$85,525	$159,877
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Six Months Ended November 30, 2007 (Unaudited)

	ING	ING	ING	ING
	Principal	Principal	Principal	Principal
	Protection	Protection	Protection	Protection
	Fund V	Fund VI	Fund VII	Fund VIII
INVESTMENT INCOME:
Dividends	$941,757	$853,032	$399,688	$281,172
Interest(1)	2,311,509	2,097,930	893,113	655,347

Total investment income	3,253,266	2,950,962	1,292,801	936,519

EXPENSES:
Investment management fees	805,251	837,943	412,043	210,562
Distribution and service fees:
Class A	16,283	12,217	6,180	7,982
Class B	1,020,332	926,971	454,141	253,727
Class C	62,243	71,588	36,193	31,136
Transfer agent fees:
Class A	5,571	5,973	1,953	2,139
Class B	87,338	113,375	35,832	17,000
Class C	5,329	8,758	2,906	2,086
Administrative service fees	114,769	104,741	51,505	31,679
Shareholder reporting expense	23,680	30,588	9,661	8,061
Registration fees	101	101	—	—
Professional fees	28,483	22,969	15,684	10,614
Custody and accounting expense	23,503	17,212	17,355	15,372
Trustee fees	6,336	4,575	3,683	1,464
Insurance expense	378,744	345,652	169,968	104,541
Miscellaneous expense	8,041	6,951	3,822	2,398

Total expenses	2,586,004	2,509,614	1,220,926	698,761
Net recouped (waived and reimbursed) fees	(678)	(419)	47,671	(138)

Net expenses	2,585,326	2,509,195	1,268,597	698,623

Net investment income	667,940	441,767	24,204	237,896

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,862,242	5,683,864	2,980,908	2,326,169
Net change in unrealized appreciation or depreciation on investments	(10,499,857)	(8,222,086)	(3,803,166)	(2,943,340)

Net realized and unrealized loss on investments	(3,637,615)	(2,538,222)	(822,258)	(617,171)

Decrease in net assets resulting from operations	$(2,969,675)	$(2,096,455)	$(798,054)	$(379,275)

(1) Affiliated income	$45,784	$27,963	$12,524	$9,167
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Six Months Ended November 30, 2007 (Unaudited)

	ING	ING	ING	ING
	Principal	Principal	Principal	Principal
	Protection	Protection	Protection	Protection
	Fund IX	Fund X	Fund XI	Fund XII
INVESTMENT INCOME:
Dividends	$232,986	$200,752	$125,193	$58,180
Interest(1)	501,424	436,967	270,051	151,657

Total investment income	734,410	637,719	395,244	209,837

EXPENSES:
Investment management fees	163,476	132,178	88,796	43,282
Distribution and service fees:
Class A	5,536	7,397	5,367	1,825
Class B	197,587	143,827	93,029	48,249
Class C	23,332	20,188	17,955	9,535
Transfer agent fees:
Class A	1,968	2,032	1,946	887
Class B	17,562	9,889	8,436	5,871
Class C	2,073	1,387	1,629	1,160
Administrative service fees	24,306	19,360	13,245	6,508
Shareholder reporting expense	3,372	3,779	2,013	2,745
Professional fees	7,869	9,869	4,575	5,753
Custody and accounting expense	16,557	13,725	12,627	12,789
Trustee fees	1,686	183	183	183
Insurance expense	80,211	63,890	43,710	21,478
Miscellaneous expense	3,626	2,449	1,994	2,337

Total expenses	549,161	430,153	295,505	162,602
Net waived and reimbursed fees	(84)	(48)	(28)	(5,414)

Net expenses	549,077	430,105	295,477	157,188

Net investment income	185,333	207,614	99,767	52,649

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,219,374	2,083,691	1,053,218	432,900
Net change in unrealized appreciation or depreciation on investments	(2,767,025)	(2,490,963)	(1,136,751)	(428,637)

Net realized and unrealized gain (loss) on investments	(547,651)	(407,272)	(83,533)	4,263

Increase (decrease) in net assets resulting from operations	$(362,318)	$(199,658)	$16,234	$56,912

(1) Affiliated income	$5,549	$3,173	$1,897	$1,286
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Index Plus LargeCap		ING Index Plus LargeCap
	Equity Fund		Equity Fund II
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
FROM OPERATIONS:
Net investment income	$27,354	$1,070,038	$72,300	$3,609,117
Net realized gain on investments and futures	1,367,313	7,495,131	637,569	6,872,523
Net change in unrealized appreciation or depreciation on investments and futures	(3,277,603)	1,814,972	(3,736,387)	3,082,413

Increase (decrease) in net assets resulting from operations	(1,882,936)	10,380,141	(3,026,518)	13,564,053

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(235,424)	—	(487,876)
Class B	—	(1,992,729)	—	(4,573,984)
Class C	—	(162,195)	—	(490,786)
Class Q	—	(2,203)	—	—

Total distributions	—	(2,392,551)	—	(5,552,646)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,484	236,302	29,990	1,654,689
Dividends reinvested	—	1,859,254	—	4,163,136

	30,484	2,095,556	29,990	5,817,825
Cost of shares redeemed	(6,553,454)	(121,998,844)	(13,978,700)	(171,223,647)

Net decrease in net assets resulting from capital share transactions	(6,522,970)	(119,903,288)	(13,948,710)	(165,405,822)

Net decrease in net assets	(8,405,906)	(111,915,698)	(16,975,228)	(157,394,415)

NET ASSETS:
Beginning of period	46,120,945	158,036,643	74,294,227	231,688,642

End of period	$37,715,039	$46,120,945	$57,318,999	$74,294,227

Undistributed net investment income at end of period	$27,354	$—	$180,916	$108,616

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Index Plus LargeCap		ING Index Plus LargeCap
	Equity Fund III		Equity Fund IV
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
FROM OPERATIONS:
Net investment income	$123,868	$2,860,191	$551,174	$2,086,987
Net realized gain on investments and futures	2,344,852	3,056,853	14,988,273	17,336,115
Net change in unrealized appreciation or depreciation on investments and futures	(5,781,783)	4,509,992	(20,480,476)	14,864,688

Increase (decrease) in net assets resulting from operations	(3,313,063)	10,427,036	(4,941,029)	34,287,790

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(471,587)	(90,915)	(253,409)
Class B	—	(3,526,322)	(357,540)	(1,786,454)
Class C	—	(279,725)	(3,404)	(163,280)
Class Q	—	—	(2,988)	(5,349)
Net realized gains:
Class A	—	—	(593,132)	(435,959)
Class B	—	—	(11,696,919)	(6,989,968)
Class C	—	—	(1,089,729)	(804,384)
Class Q	—	—	(17,688)	(8,686)

Total distributions	—	(4,277,634)	(13,852,315)	(10,447,489)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,916	—	574,897	—

Dividends reinvested	—	3,366,603	11,368,000	8,374,234

	8,916	3,366,603	11,942,897	8,374,234

Cost of shares redeemed	(89,305,692)	(46,116,954)	(175,945,842)	(84,002,006)

Net decrease in net assets resulting from capital share transactions	(89,296,776)	(42,750,351)	(164,002,945)	(75,627,772)

Net decrease in net assets	(92,609,839)	(36,600,949)	(182,796,289)	(51,787,471)

NET ASSETS:
Beginning of period	143,641,903	180,242,852	312,178,421	363,965,892

End of period	$51,032,064	$143,641,903	$129,382,132	$312,178,421

Undistributed net investment income at end of period	$123,868	$—	$548,229	$451,902

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Principal Protection Fund V		ING Principal Protection Fund VI
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
FROM OPERATIONS:
Net investment income	$667,940	$1,515,248	$441,767	$1,225,710
Net realized gain on investments	6,862,242	8,419,217	5,683,864	6,147,902
Net change in unrealized appreciation or depreciation on investments	(10,499,857)	13,456,868	(8,222,086)	12,934,658

Increase (decrease) in net assets resulting from operations	(2,969,675)	23,391,333	(2,096,455)	20,308,270

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(276,476)	—	(176,092)
Class B	—	(1,329,057)	—	(1,189,240)
Class C	—	(82,810)	—	(68,309)
Net realized gains:
Class A	—	(308,268)	—	(69,882)
Class B	—	(3,638,712)	—	(1,116,676)
Class C	—	(282,805)	—	(93,440)

Total distributions	—	(5,918,128)	—	(2,713,639)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	5,175,015	—	2,358,199
Cost of shares redeemed	(24,692,081)	(74,255,281)	(18,832,496)	(65,962,586)

Net decrease in net assets resulting from capital share transactions	(24,692,081)	(69,080,266)	(18,832,496)	(63,604,387)

Net decrease in net assets	(27,661,756)	(51,607,061)	(20,928,951)	(46,009,756)

NET ASSETS:
Beginning of period	243,018,129	294,625,190	220,534,836	266,544,592

End of period	$215,356,373	$243,018,129	$199,605,885	$220,534,836

Undistributed net investment income at end of period	$1,184,416	$516,476	$839,748	$397,981

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

			ING Principal Protection
	ING Principal Protection Fund VII		Fund VIII
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
FROM OPERATIONS:
Net investment income	$24,204	$181,069	$237,896	$650,010
Net realized gain on investments	2,980,908	2,769,739	2,326,169	1,914,847
Net change in unrealized appreciation or depreciation on investments	(3,803,166)	6,658,057	(2,943,340)	4,327,718

Increase (decrease) in net assets resulting from operations	(798,054)	9,608,865	(379,275)	6,892,575

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(54,947)	—	(140,822)
Class B	—	(99,560)	—	(582,505)
Class C	—	—	—	(50,936)
Net realized gains:
Class A	—	—	—	(8,854)
Class B	—	—	—	(65,475)
Class C	—	—	—	(7,920)

Total distributions	—	(154,507)	—	(856,512)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	131,960	—	694,745
Cost of shares redeemed	(10,184,658)	(33,821,329)	(7,055,931)	(23,480,449)

Net decrease in net assets resulting from capital share transactions	(10,184,658)	(33,689,369)	(7,055,931)	(22,785,704)

Net decrease in net assets	(10,982,712)	(24,235,011)	(7,435,206)	(16,749,641)

NET ASSETS:
Beginning of period	108,813,220	133,048,231	67,145,519	83,895,160

End of period	$97,830,508	$108,813,220	$59,710,313	$67,145,519

Undistributed net investment income at end of period	$46,828	$22,624	$439,197	$201,301

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Principal Protection Fund IX		ING Principal Protection Fund X
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
FROM OPERATIONS:
Net investment income	$185,333	$488,882	$207,614	$485,104
Net realized gain on investments	2,219,374	1,931,636	2,083,691	1,091,259
Net change in unrealized appreciation or depreciation on investments	(2,767,025)	3,075,935	(2,490,963)	3,185,539

Increase (decrease) in net assets resulting from operations	(362,318)	5,496,453	(199,658)	4,761,902

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(102,958)	—	(132,165)
Class B	—	(520,491)	—	(369,123)
Class C	—	(46,905)	—	(54,799)
Net realized gains:
Class A	—	(57,266)	—	(91,200)
Class B	—	(477,849)	—	(420,212)
Class C	—	(57,462)	—	(69,830)

Total distributions	—	(1,262,931)	—	(1,137,329)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	1,100,726	—	974,726
Cost of shares redeemed	(3,694,772)	(14,582,928)	(5,653,659)	(12,466,691)

Net decrease in net assets resulting from capital share transactions	(3,694,772)	(13,482,202)	(5,653,659)	(11,491,965)

Net decrease in net assets	(4,057,090)	(9,248,680)	(5,853,317)	(7,867,392)

NET ASSETS:
Beginning of period	50,931,063	60,179,743	41,887,057	49,754,449

End of period	$46,873,973	$50,931,063	$36,033,740	$41,887,057

Undistributed net investment income at end of period	$332,626	$147,293	$388,856	$181,242

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

			ING Principal Protection
	ING Principal Protection Fund XI		Fund XII
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
FROM OPERATIONS:
Net investment income	$99,767	$285,481	$52,649	$153,237
Net realized gain on investments	1,053,218	918,132	432,900	367,560
Net change in unrealized appreciation or depreciation on investments	(1,136,751)	1,828,467	(428,637)	895,901

Increase in net assets resulting from operations	16,234	3,032,080	56,912	1,416,698

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(90,085)	—	(44,882)
Class B	—	(274,377)	—	(126,917)
Class C	—	(51,556)	—	(18,969)
Net realized gains:
Class A	—	(15,388)	—	—
Class B	—	(72,259)	—	—
Class C	—	(14,564)	—	—

Total distributions	—	(518,229)	—	(190,768)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	426,859	—	156,915
Cost of shares redeemed	(2,343,383)	(9,668,525)	(898,944)	(4,391,627)

Net decrease in net assets resulting from capital share transactions	(2,343,383)	(9,241,666)	(898,944)	(4,234,712)

Net decrease in net assets	(2,327,149)	(6,727,815)	(842,032)	(3,008,782)

NET ASSETS:
Beginning of period	27,698,903	34,426,718	13,566,205	16,574,987

End of period	$25,371,754	$27,698,903	$12,724,173	$13,566,205

Undistributed net investment income at end of period	$174,691	$74,924	$91,052	$38,403

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND (Unaudited)                      Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
		Six Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	11.14	9.82		9.85		9.95		10.25	9.85
Income (loss) from investment operations:
Net investment income	$	0.05	0.18	*†	0.23	*	0.22	*	0.23	0.22
Net realized and unrealized gain (loss) on investments and futures	$	(0.48)	1.43		(0.01)		(0.08)		(0.33)	0.42
Total from investment operations	$	(0.43)	1.61		0.22		0.14		(0.10)	0.64
Less distributions from:
Net investment income	$	—	0.29		0.25		0.24		0.20	0.24
Total distributions	$	—	0.29		0.25		0.24		0.20	0.24
Net asset value, end of period	$	10.71	11.14		9.82		9.85		9.95	10.25
Total Return(1)%		(3.86)	16.76	†	2.22		1.42		(1.01)	6.60
Ratios and Supplemental Data:
Net assets, end of period (000’s)		$3,505	3,878		12,043		18,420		28,057	51,385
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.28	1.64		1.63		1.57		1.67	1.78
Net expenses after expense reimbursement/recoupment(2)(3)%		1.28 ***	1.64	***	1.63		1.69		1.74	1.75
Net investment income after expense reimbursement/recoupment(2)(3)%		0.84 ***	1.82	***†	2.33		2.22		2.03	2.21
Portfolio turnover rate	%	63	172		12		29		29	47

	Class B
		Six Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	11.12	9.80		9.83		9.91	10.21	9.81
Income (loss) from investment operations:
Net investment income	$	0.00 **	0.12	*†	0.16	*	0.14	0.14	0.15
Net realized and unrealized gain (loss) on investments and futures	$	(0.47)	1.41		(0.03)		(0.06)	(0.32)	0.41
Total from investment operations	$	(0.47)	1.53		0.13		0.08	(0.18)	0.56
Less distributions from:
Net investment income	$	—	0.21		0.16		0.16	0.12	0.16
Total distributions	$	—	0.21		0.16		0.16	0.12	0.16
Net asset value, end of period	$	10.65	11.12		9.80		9.83	9.91	10.21
Total Return(1)%		(4.23)	15.86	†	1.37		0.79	(1.76)	5.82
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	29,146	36,000		132,611		178,017	237,539	328,399
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		2.03	2.39		2.38		2.32	2.42	2.54
Net expenses after expense reimbursement/recoupment(2)(3)%		2.03 ***	2.39	***	2.38		2.44	2.49	2.50
Net investment income after expense reimbursement/recoupment(2)(3)%		0.06 ***	1.18	***†	1.58		1.48	1.28	1.46
Portfolio turnover rate	%	63	172		12		29	29	47

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred. This expense limitation agreement terminated on October 11, 2006.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Includes one-time settlement income representing $0.05 and $0.06 per share for Class A and Class B, respectively, and 0.27% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND (Unaudited) (Continued)                  Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
		Six Months
		Ended
		November 30,					Year Ended May 31,
		2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	11.20	9.84		9.85		9.92	10.21	9.81
Income (loss) from investment operations:
Net investment income	$	0.00 **	0.09	*†	0.16	*	0.15 *	0.15	0.15
Net realized and unrealized gain (loss) on investments and futures	$	(0.48)	1.46		(0.02)		(0.08)	(0.34)	0.41
Total from investment operations	$	(0.48)	1.55		0.14		0.07	(0.19)	0.56
Less distributions from:
Net investment income	$	—	0.19		0.15		0.14	0.10	0.16
Total distributions	$	—	0.19		0.15		0.14	0.10	0.16
Net asset value, end of period	$	10.72	11.20		9.84		9.85	9.92	10.21
Total Return(1)%		(4.29)	15.94	†	1.39		0.72	(1.83)	5.78
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	5,037	6,184		13,294		24,476	43,529	85,451
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		2.03	2.39		2.38		2.32	2.42	2.54
Net expenses after expense reimbursement/recoupment(2)(3)%		2.03 ***	2.39	***	2.38		2.44	2.49	2.50
Net investment income after expense reimbursement/recoupment(2)(3)%		0.07 ***	0.89	***†	1.58		1.46	1.28	1.45
Portfolio turnover rate	%	63	172		12		29	29	47

	Class Q
		Six Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	11.22	9.89		9.88		9.97		10.27	9.87
Income (loss) from investment operations:
Net investment income	$	0.05	0.16	*†	0.23	*	0.22	*	0.24	0.25
Net realized and unrealized gain (loss) on investments and futures	$	(0.48)	1.47		(0.01)		(0.07)		(0.34)	0.40
Total from investment operations	$	(0.43)	1.63		0.22		0.15		(0.10)	0.65
Less distributions from:
Net investment income	$	—	0.30		0.21		0.24		0.20	0.25
Total distributions	$	—	0.30		0.21		0.24		0.20	0.25
Net asset value, end of period	$	10.79	11.22		9.89		9.88		9.97	10.27
Total Return(1)%		(3.83)	16.83	†	2.25		1.53		(1.01)	6.68
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	27	59		89		335		671	1,733
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.26	1.63		1.59		1.57		1.63	1.69
Net expenses after expense reimbursement/recoupment(2)(3)%		1.26 ***	1.63	***	1.59		1.69		1.70	1.66
Net investment income after expense reimbursement/recoupment(2)(3)%		0.74 ***	1.54	***†	2.34		2.21		2.08	2.30
Portfolio turnover rate	%	63	172		12		29		29	47

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred. This expense limitation agreement terminated on October 11, 2006.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Includes one-time settlement income representing $0.04 and $0.03 per share for Class C and Class Q, respectively, and 0.27% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund II (Unaudited)                      Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
		Six Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.28	9.52		9.65		9.77		10.15	9.83
Income (loss) from investment operations:
Net investment income	$	0.05	0.25	†	0.26	*	0.25	*	0.25	0.23
Net realized and unrealized gain (loss) on investments and futures	$	(0.46)	0.86		(0.09)		(0.10)		(0.43)	0.32
Total from investment operations	$	(0.41)	1.11		0.17		0.15		(0.18)	0.55
Less distributions from:
Net investment income	$	—	0.35		0.30		0.27		0.20	0.23
Total distributions	$	—	0.35		0.30		0.27		0.20	0.23
Net asset value, end of period	$	9.87	10.28		9.52		9.65		9.77	10.15
Total Return(1)%		(3.99)	11.93	†	1.74		1.49		(1.74)	5.73
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	5,905	7,346		15,940		25,160		37,580	76,897
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.19	1.60		1.62		1.58		1.65	1.78
Net expenses after expense reimbursement/recoupment(2)(3)%		1.19 **	1.60	**	1.62		1.58		1.69	1.75
Net investment income after expense reimbursement/recoupment(2)(3)%		0.91 **	2.66	**†	2.69		2.56		2.26	2.30
Portfolio turnover rate	%	61	96		25		24		74	60

	Class B
		Six Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.27	9.50		9.63		9.74	10.12	9.80
Income (loss) from investment operations:
Net investment income	$	0.01	0.20	*†	0.19	*	0.19	0.16	0.16
Net realized and unrealized gain (loss) on investments and futures	$	(0.45)	0.83		(0.10)		(0.12)	(0.41)	0.32
Total from investment operations	$	(0.44)	1.03		0.09		0.07	(0.25)	0.48
Less distributions from:
Net investment income	$	—	0.26		0.22		0.18	0.13	0.16
Total distributions	$	—	0.26		0.22		0.18	0.13	0.16
Net asset value, end of period	$	9.83	10.27		9.50		9.63	9.74	10.12
Total Return(1)%		(4.28)	11.07	†	0.90		0.76	(2.47)	4.98
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	43,303	57,511		189,657		249,693	328,221	442,268
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.94	2.35		2.37		2.33	2.40	2.53
Net expenses after expense reimbursement/recoupment(2)(3)%		1.94 **	2.35	**	2.37		2.33	2.44	2.50
Net investment income after expense reimbursement/recoupment(2)(3)%		0.14 **	2.07	**†	1.94		1.82	1.51	1.55
Portfolio turnover rate	%	61	96		25		24	74	60

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Includes one-time settlement income representing $0.05 and $0.07 per share for Class A and Class B, respectively, and 0.29% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund II (Unaudited) (continued)                      Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.34	9.54		9.65		9.75		10.12	9.80
Income (loss) from investment operations:
Net investment income	$	0.01	0.19	*†	0.19	*	0.17	*	0.18	0.15
Net realized and unrealized gain (loss) on investments and futures	$	(0.46)	0.85		(0.10)		(0.10)		(0.43)	0.33
Total from investment operations	$	(0.45)	1.04		0.09		0.07		(0.25)	0.48
Less distributions from:
Net investment income	$	—	0.24		0.20		0.17		0.12	0.16
Total distributions	$	—	0.24		0.20		0.17		0.12	0.16
Net asset value, end of period	$	9.89	10.34		9.54		9.65		9.75	10.12
Total Return(1)%		(4.35)	11.10	†	0.92		0.75		(2.52)	4.99
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	8,112	9,436		26,092		45,748		71,250	139,961
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.94	2.35		2.37		2.33		2.40	2.53
Net expenses after expense reimbursement/recoupment(2)(3)%		1.94 **	2.35	**	2.37		2.33		2.44	2.50
Net investment income after expense reimbursement/recoupment(2)(3)%		0.17 **	2.01	**†	1.94		1.81		1.51	1.55
Portfolio turnover rate	%	61	96		25		24		74	60

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Includes one-time settlement income representing $0.06 per share for Class C and 0.29% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund III (Unaudited).	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months
		Ended	Year Ended May 31,
		November 30,
		2007	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	10.00	9.67		9.82		9.90		10.27	10.01
Income (loss) from investment operations:
Net investment income	$	0.06	0.24		0.24	*	0.24	*	0.25	0.21
Net realized and unrealized gain (loss) on investments and futures	$	(0.46)	0.47		(0.11)		(0.06)		(0.42)	0.22
Total from investment operations	$	(0.40)	0.71		0.13		0.18		(0.17)	0.43
Less distributions from:
Net investment income	$	—	0.38		0.28		0.26		0.20	0.17
Total distributions	$	—	0.38		0.28		0.26		0.20	0.17
Net asset value, end of period	$	9.60	10.00		9.67		9.82		9.90	10.27
Total Return(1)%		(4.00)	7.46		1.35		1.83		(1.63)	4.35	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	4,356	10,588		12,955		19,005		29,113	49,652
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.24	1.65		1.65		1.59		1.66	1.77
Net expenses after expense reimbursement/recoupment(2)(3)%		1.23 +	1.65	**	1.65		1.59		1.68	1.75
Net investment income after expense reimbursement/recoupment(2)(3)%		1.04 +	2.46	**	2.47		2.44		2.26	2.08
Portfolio turnover rate	%	158	18		35		16		27	91

		Class B
		Six Months
		Ended	Year Ended May 31,
		November 30,
		2007	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	10.02	9.65		9.79		9.86	10.23	10.00
Income (loss) from investment operations:
Net investment income	$	0.02	0.17	*	0.17	*	0.18	0.16	0.13
Net realized and unrealized gain (loss) on investments and futures	$	(0.46)	0.46		(0.11)		(0.07)	(0.40)	0.22
Total from investment operations	$	(0.44)	0.63		0.06		0.11	(0.24)	0.35
Less distributions from:
Net investment income	$	—	0.26		0.20		0.18	0.13	0.12
Total distributions	$	—	0.26		0.20		0.18	0.13	0.12
Net asset value, end of period	$	9.58	10.02		9.65		9.79	9.86	10.23
Total Return(1)%		(4.39)	6.63		0.61		1.12	(2.38)	3.51	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	41,558	124,512		151,765		203,705	261,098	335,942
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.99	2.40		2.40		2.34	2.41	2.52
Net expenses after expense reimbursement/recoupment(2)(3)%		1.98 +	2.40	**	2.40		2.34	2.43	2.50
Net investment income after expense reimbursement/recoupment(2)(3)%		0.32 +	1.70	**	1.72		1.69	1.51	1.33
Portfolio turnover rate	%	158	18		35		16	27	91

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

+	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee Period (June 6, 2002). Total return for year ended May 31, 2003 was 4.35% and 3.51% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund III (Unaudited) (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months
		Ended	Year Ended May 31,
		November 30,
		2007	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	10.09	9.69		9.81		9.88		10.23	10.00
Income (loss) from investment operations:
Net investment income	$	0.02	0.17	*	0.17	*	0.17	*	0.19	0.13
Net realized and unrealized gain (loss) on investments and futures	$	(0.46)	0.47		(0.11)		(0.07)		(0.43)	0.22
Total from investment operations	$	(0.44)	0.64		0.06		0.10		(0.24)	0.35
Less distributions from:
Net investment income	$	—	0.24		0.18		0.17		0.11	0.12
Total distributions	$	—	0.24		0.18		0.17		0.11	0.12
Net asset value, end of period	$	9.65	10.09		9.69		9.81		9.88	10.23
Total Return(1)%		(4.36)	6.69		0.63		1.04		(2.37)	3.51	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	5,118	8,543		15,523		26.637		43,018	81,800
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.99	2.40		2.40		2.34		2.41	2.52
Net expenses after expense reimbursement/recoupment(2)(3)%		1.98 +	2.40	**	2.40		2.34		2.43	2.50
Net investment income after expense reimbursement/recoupment(2)(3)%		0.29 +	1.70	**	1.71		1.69		1.51	1.33
Portfolio turnover rate	%	158	18		35		16		27	91

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

+	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee Period (June 6, 2002). Total return for year ended May 31, 2003 was 3.51% for Class C.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund III (Unaudited).	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months						July 1,
		Ended	Year Ended May 31,					2002(1) to
		November 30,						May 31,
		2007	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	11.23	10.46		10.47	10.39	10.52	10.00
Income (loss) from investment operations:
Net investment income	$	0.06	0.15	†	0.12	0.13	0.12	0.09
Net realized and unrealized gain (loss) on investments and futures	$	(0.41)	1.05		0.12	0.15	(0.08)	0.47
Total from investment operations	$	(0.35)	1.20		0.24	0.28	0.04	0.56
Less distributions from:
Net investment income	$	0.08	0.16		0.13	0.13	0.14	0.03
Net realized gains on investments	$	0.54	0.27		0.12	0.07	0.03	0.01
Total distributions	$	0.62	0.43		0.25	0.20	0.17	0.04
Net asset value, end of period	$	10.26	11.23		10.46	10.47	10.39	10.52
Total Return(2)%		(3.28)	11.69	†	2.22	2.79	0.36	5.50	*
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	8,126	14,452		19,418	30,711	52,094	89,558
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.52	1.63		1.63	1.58	1.65	1.61
Net expenses after expense reimbursement/recoupment(3)(4)%		1.51+	1.63	**	1.63	1.58	1.65	1.61
Net investment income after expense reimbursement/recoupment(3)(4)%		1.18+	1.33	**†	1.08	1.22	1.08	1.12
Portfolio turnover rate	%	56	37		60	70	75	31

		Class B
		Six Months						July 1,
		Ended	Year Ended May 31,					2002(1) to
		November 30,						May 31,
		2007	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	11.21	10.43		10.44	10.35	10.47	10.00
Income (loss) from investment operations:
Net investment income	$	0.02	0.07	†	0.04	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments and futures	$	(0.41)	1.05		0.11	0.16	(0.07)	0.46
Total from investment operations	$	(0.39)	1.12		0.15	0.21	(0.03)	0.49
Less distributions from:
Net investment income	$	0.02	0.07		0.04	0.05	0.06	0.01
Net realized gains on investments	$	0.54	0.27		0.12	0.07	0.03	0.01
Total distributions	$	0.56	0.34		0.16	0.12	0.09	0.02
Net asset value, end of period	$	10.26	11.21		10.43	10.44	10.35	10.47
Total Return(2)%		(3.68)	10.91	†	1.41	2.04	(0.29)	4.89	*
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	105,580	268,885		305,370	394,210	487,343	603,649
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		2.27	2.38		2.38	2.33	2.40	2.36
Net expenses after expense reimbursement/recoupment(3)(4)%		2.26+	2.38	**	2.38	2.33	2.40	2.36
Net investment income after expense reimbursement/recoupment(3)(4)%		0.40+	0.59	**†	0.33	0.49	0.33	0.36
Portfolio turnover rate	%	56	37		60	70	75	31

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Represents performance beginning on the first day of the Guarantee Period (October 8, 2002). Total return from commencement of offering of shares was 5.61% and 4.89% for Class A and B, respectively.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

+	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.

†	Includes one-time settlement income representing $0.03 per share for Class A and Class B and 0.23% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund IV (Unaudited). (CONTINUED)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months						July 1,
		Ended	Year Ended May 31,					2002(1) to
		November 30,						May 31,
		2007	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	11.27	10.47		10.46	10.36	10.47	10.00
Income (loss) from investment operations:
Net investment income	$	0.02	0.08	†	0.05	0.06	0.05	0.03
Net realized and unrealized gain (loss) on investments and futures	$	(0.42)	1.05		0.11	0.14	(0.09)	0.46
Total from investment operations	$	(0.40)	1.13		0.16	0.20	(0.04)	0.49
Less distributions from:
Net investment income	$	—	0.06		0.03	0.03	0.04	0.01
Net realized gains on investments	$	0.54	0.27		0.12	0.07	0.03	0.01
Total distributions	$	0.54	0.33		0.15	0.10	0.07	0.02
Net asset value, end of period	$	10.33	11.27		10.47	10.46	10.36	10.47
Total Return(2)%		(3.70)	10.92	†	1.48	2.00	(0.37)	4.90	††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	15,322	28,474		38,846	63,431	98,026	183,228
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		2.27	2.38		2.38	2.33	2.40	2.36
Net expenses after expense reimbursement/recoupment(3)(4)%		2.26+	2.38	**	2.38	2.33	2.40	2.36
Net investment income after expense reimbursement/recoupment(3)(4)%		0.42+	0.60	**†	0.33	0.47	0.33	0.36
Portfolio turnover rate	%	56	37		60	70	75	31

		Class Q
		Six Months							July 1,
		Ended	Year Ended May 31,						2002(1) to
		November 30,							May 31,
		2007	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	11.28	10.50		10.47		10.40	10.52	10.00
Income (loss) from investment operations:
Net investment income	$	0.07	0.15	†	0.12	*	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments and futures	$	(0.42)	1.07		0.12		0.15	(0.07)	0.46
Total from investment operations	$	(0.35)	1.22		0.24		0.28	0.06	0.56
Less distributions from:
Net investment income	$	0.09	0.17		0.09		0.14	0.15	0.03
Net realized gains on investments	$	0.54	0.27		0.12		0.07	0.03	0.01
Total distributions	$	0.63	0.44		0.21		0.21	0.18	0.04
Net asset value, end of period	$	10.30	11.28		10.50		10.47	10.40	10.52
Total Return(2)%		(3.28)	11.84	†	2.21		2.75	0.58	5.54	††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	355	367		332		958	950	1,473
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.48	1.60		1.60		1.58	1.59	1.49
Net expenses after expense reimbursement/recoupment(3)(4)%		1.47+	1.60	**	1.60		1.58	1.59	1.49
Net investment income after expense reimbursement/recoupment(3)(4)%		1.28+	1.35	**†	1.08		1.23	1.14	1.24
Portfolio turnover rate	%	56	37		60		70	75	31

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

+	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.

†	Includes one-time settlement income representing $0.03 and $0.02 per share for Class C and Class Q, respectively, and 0.23% of the fund’s average net assets.

††	Represents performance beginning on the first day of the Guarantee Period (October 8, 2002). Total return from commencement of offering of shares was 4.90% and 5.64% for Class C and Q, respectively.
See Accompanying Notes to Financial Statements

Ing Principal Protection Fund V (Unaudited)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months							November 1,
		Ended							2002(1) to
		November 30,	Year Ended May 31,						May 31,
		2007	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.53	9.86		9.91	10.11		10.41	10.00
Income (loss) from investment operations:
Net investment income	$	0.08	0.13		0.14	0.13	*	0.13	0.05
Net realized and unrealized gain (loss) on investments	$	(0.17)	0.85		0.01	0.16		(0.22)	0.36
Total from investment operations	$	(0.09)	0.98		0.15	0.29		(0.09)	0.41
Less distributions from:
Net investment income	$	—	0.15		0.14	0.14		0.14	—
Net realized gains on investments	$	—	0.16		0.06	0.35		0.07	—
Total distributions	$	—	0.31		0.20	0.49		0.21	—
Net asset value, end of period	$	10.44	10.53		9.86	9.91		10.11	10.41
Total Return(2)%		(0.85)	10.05		1.53	2.89		(0.89)	4.10	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	11,406	14,436		20,694	30,203		42,889	74,905
Ratios to average net assets:
Expenses(3)(4)%		1.55 **	1.64	**	1.63	1.59		1.67	1.56
Net investment income(3)(4)%		1.28 **	1.26	**	1.24	1.34		1.22	1.00
Portfolio turnover rate	%	25	42		60	80		53	12

		Class B
		Six Months						November 1,
		Ended						2002(1) to
		November 30,	Year Ended May 31,					May 31,
		2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.52	9.85		9.89	10.09	10.38	10.00
Income (loss) from investment operations:
Net investment income	$	0.03	0.06		0.06	0.06	0.05	0.01
Net realized and unrealized gain (loss) on investments	$	(0.17)	0.83		0.02	0.15	(0.21)	0.37
Total from investment operations	$	(0.14)	0.89		0.08	0.21	(0.16)	0.38
Less distributions from:
Net investment income	$	—	0.06		0.06	0.06	0.06	—
Net realized gains on investments	$	—	0.16		0.06	0.35	0.07	—
Total distributions	$	—	0.22		0.12	0.41	0.13	—
Net asset value, end of period	$	10.38	10.52		9.85	9.89	10.09	10.38
Total Return(2)%		(1.33)	9.14		0.82	2.10	(1.54)	3.90	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	192,749	214,860		252,730	335,117	405,311	496,076
Ratios to average net assets:
Expenses(3)(4)%		2.30 **	2.39	**	2.38	2.34	2.42	2.31
Net investment income(3)(4)%		0.54 **	0.51	**	0.49	0.59	0.47	0.25
Portfolio turnover rate	%	25	42		60	80	53	12

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee Period (January 23, 2003). Total return from commencement of offering of shares is 4.10% and 3.80% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

Ing Principal Protection Fund V (Unaudited) (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months								November 1,
		Ended								2002(1) to
		November 30,	Year Ended May 31,							May 31,
		2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.57	9.88		9.91		10.10		10.38	10.00
Income (loss) from investment operations:
Net investment income	$	0.04	0.05	*	0.05	*	0.06	*	0.06	0.01
Net realized and unrealized gain (loss) on investments	$	(0.17)	0.85		0.02		0.15		(0.22)	0.37
Total from investment operations	$	(0.13)	0.90		0.07		0.21		(0.16)	0.38
Less distributions from:
Net investment income	$	—	0.05		0.04		0.05		0.05	—
Net realized gains on investments	$	—	0.16		0.06		0.35		0.07	—
Total distributions	$	—	0.21		0.10		0.40		0.12	—
Net asset value, end of period	$	10.44	10.57		9.88		9.91		10.10	10.38
Total Return(2)%		(1.23)	9.19		0.74		2.02		(1.52)	3.90	†
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$	11,202	13,723		21,201		37,116		60,980	106,754
Ratios to average net assets:
Expenses(3)(4)%		2.30 **	2.39	**	2.38		2.34		2.42	2.31
Net investment income(3)(4)%		0.53 **	0.51	**	0.49		0.59		0.47	0.25
Portfolio turnover rate	%	25	42		60		80		53	12

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee Period (January 23, 2003). Total return from commencement of offering of shares is 3.80% for Class C.
See Accompanying Notes to Financial Statements

Ing Principal Protection Fund VI (Unaudited)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months							February 3,
		Ended							2003(1) to
		November 30,	Year Ended May 31,						May 31,
		2007	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.60	9.85		9.87	10.08		10.31	10.00
Income (loss) from investment operations:
Net investment income	$	0.07	0.12	*	0.14	0.13	*	0.13	0.01
Net realized and unrealized gain (loss) on investments	$	(0.14)	0.83		(0.02)	0.14		(0.23)	0.30
Total from investment operations	$	(0.07)	0.95		0.12	0.27		(0.10)	0.31
Less distributions from:
Net investment income	$	—	0.14		0.14	0.15		0.10	—
Net realized gains on investments	$	—	0.06		—	0.33		0.03	—
Total distributions	$	—	0.20		0.14	0.48		0.13	—
Net asset value, end of period	$	10.53	10.60		9.85	9.87		10.08	10.31
Total Return(2)%		(0.66)	9.67		1.18	2.72	†	(1.01)	3.10	††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	9,089	10,855		15,634	24,971		43,443	63,460
Ratios to average net assets:
Expenses(3)(4)%		1.68 ***	1.67	***	1.66	1.62		1.67	1.41
Net investment income(3)(4)%		1.13 ***	1.22	***	1.28	1.33		1.19	0.59
Portfolio turnover rate	%	20	54		42	100		44	3

		Class B
		Six Months						February 3,
		Ended						2003(1) to
		November 30,	Year Ended May 31,					May 31,
		2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.59	9.83		9.85	10.06	10.30	10.00
Income (loss) from investment operations:
Net investment income	$	0.02	0.05		0.06	0.06	0.05	0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.13)	0.83		(0.02)	0.12	(0.22)	0.30
Total from investment operations	$	(0.11)	0.88		0.04	0.18	(0.17)	0.30
Less distributions from:
Net investment income	$	—	0.06		0.06	0.06	0.04	—
Net realized gains on investments	$	—	0.06		—	0.33	0.03	—
Total distributions	$	—	0.12		0.06	0.39	0.07	—
Net asset value, end of period	$	10.48	10.59		9.83	9.85	10.06	10.30
Total Return(2)%		(1.04)	8.94		0.40	1.85	(1.70)	3.10	††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	177,316	194,464		229,092	304,303	372,323	444,549
Ratios to average net assets:
Expenses(3)(4)%		2.43 ***	2.42	***	2.41	2.37	2.42	2.16
Net investment income (loss)(3)(4)%		0.39 ***	0.47	***	0.53	0.59	0.44	(0.16)
Portfolio turnover rate	%	20	54		42	100	44	3

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which did not have an impact on total return.

††	Represents performance beginning on the first day of the Guarantee Period (April 24, 2003). Total return from commencement of offering of shares was 3.10% and 3.00% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

Ing Principal Protection Fund VI (Unaudited) (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months								February 3,
		Ended								2003(1) to
		November 30,	Year Ended May 31,							May 31,
		2007	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.65	9.88		9.87		10.06		10.30	10.00
Income (loss) from investment operations:
Net investment income	$	0.02	0.05	*	0.05	*	0.06	*	0.05	0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.12)	0.82		(0.00)	**	0.12		(0.22)	0.30
Total from investment operations	$	(0.10)	0.87		0.05		0.18		(0.17)	0.30
Less distributions from:
Net investment income	$	—	0.04		0.04		0.04		0.04	—
Net realized gains on investments	$	—	0.06		—		0.33		0.03	—
Total distributions	$	—	0.10		0.04		0.37		0.07	—
Net asset value, end of period	$	10.55	10.65		9.88		9.87		10.06	10.30
Total Return(2)%		(0.94)	8.80		0.50		1.85		(1.72)	3.00	††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	13,201	15,216		21,819		39,288		65,269	102,047
Ratios to average net assets:
Expenses(3)(4)%		2.43 ***	2.42	†	2.41		2.37		2,42	2.19
Net investment income (loss)(3)(4)%		0.38 ***	0.47	†	0.53		0.58		0.44	(0.13)
Portfolio turnover rate	%	20	54		42		100		44	3

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††	Represents performance beginning on the first day of the Guarantee Period (April 24, 2003). Total return from commencement of offering of shares was 3.00% for Class C.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund VII (Unaudited)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months								May 1,
		Ended								2003(1) to
		November 30,	Year Ended May 31,							May 31,
		2007	2007		2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.53	9.71		9.85	9.88		10.00		10.00
Income (loss) from investment operations:
Net investment income	$	0.04	0.09		0.08	0.12	*	0.13		0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.08)	0.81		0.02	0.16		(0.08)		0.00	**
Total from investment operations	$	(0.04)	0.90		0.10	0.28		0.05		0.00	**
Less distributions from:
Net investment income	$	—	0.08		0.10	0.16		0.17		—
Net realized gains on investments	$	—	—		0.14	0.15		—		—
Total distributions	$	—	0.08		0.24	0.31		0.17		—
Net asset value, end of period	$	10.49	10.53		9.71	9.85		9.88		10.00
Total Return(2)%		(0.38)	9.35		1.06	2.82		0.52	††	—	†
Ratios and Supplemental Data:
Net assets end of period (000’s)	$	4,455	5,664		7,736	13,942		21,805		11,028
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.66	1.67		1.62	1.59		1.72		0.88
Net expenses after expense reimbursement/recoupment(3)(4)%		1.75 ***	1.75	***	1.75	1.46		0.99		0.88
Net investment income after expense reimbursement/recoupment(3)(4)%		0.75 ***	0.86	***	0.76	1.23		1.51		0.09
Portfolio turnover rate	%	20	52		58	49		91		—

		Class B
		Six Months							May 1,
		Ended							2003(1) to
		November 30,	Year Ended May 31,						May 31,
		2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.59	9.77		9.90		9.93	10.00	10.00
Income (loss) from investment operations:
Net investment income	$	—	0.01		0.00	**	0.05	0.07	0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.09)	0.82		0.03		0.15	(0.09)	0.00	**
Total from investment operations	$	(0.09)	0.83		0.03		0.20	(0.02)	0.00	**
Less distributions from:
Net investment income	$	—	0.01		0.02		0.08	0.05	—
Net realized gains on investments	$	—	—		0.14		0.15		—
Total distributions	$	—	0.01		0.16		0.23	0.05	—
Net asset value, end of period	$	10.50	10.59		9.77		9.90	9.93	10.00
Total Return(2)%		(0.85)	8.50		0.34		2.05	(0.21) ††	—	†
Ratios and Supplemental Data:
Net assets end of period (000’s)	$	86,621	95,425		113,102		155,148	182,112	92,014
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		2.41	2.42		2.37		2.34	2.47	1.60
Net expenses after expense reimbursement/recoupment(3)(4)%		2.50 ***	2.50	***	2.50		2.21	1.74	1.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%		0.01 ***	0.11	***	0.01		0.48	0.76	(0.63)
Portfolio turnover rate	%	20	52		58		49	91	—

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	As of May 31, 2003, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.00% for Class A and B.

††	Represents performance beginning on the first day of Guarantee Period (June 30, 2003). Total return for the year ended May 31, 2004 was 0.69% and (0.02)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund VII (Unaudited) (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months							May 1,
		Ended							2003(1) to
		November 30,	Year Ended May 31,						May 31,
		2007	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$	10.60	9.77		9.89	9.90		10.00	10.00
Income (loss) from investment operations:
Net investment income	$	—	0.01		0.01	0.04	*	0.07	0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.08)	0.82		0.02	0.16		(0.09)	0.00	**
Total from investment operations	$	(0.08)	0.83		0.03	0.20		(0.02)	0.00	**
Less distributions from:
Net investment income	$	—	—		0.01	0.06		0.08	—
Net realized gains on investments	$	—	—		0.14	0.15		—	—
Total distributions	$	—	—		0.15	0.21		0.08	—
Net asset value, end of period	$	10.52	10.60		9.77	9.89		9.90	10.00
Total Return(2)%		(0.75)	8.50		0.31	2.04		(0.24) ††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	6,754	7,725		12,210	24,100		44,390	19,903
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		2.41	2.42		2.37	2.34		2.47	1.60
Net expenses after expense reimbursement/recoupment(3)(4)%		2.50 ***	2.50	***	2.50	2.21		1.74	1.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%		0.01 ***	0.11	***	0.01	0.49		0.76	(0.64)
Portfolio turnover rate	%	20	52		58	49		91	—

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	As of May 31, 2003, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.00% for Class C.

††	Represents performance beginning on the first day of Guarantee Period (June 30, 2003). Total return for the year ended May 31, 2004 was (0.05)% for Class C.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund VIII (Unaudited)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months					October 1,
		Ended					2003(1) to
		November 30,	Year Ended May 31,				May 31,
		2007	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	10.68	9.84		9.94	9.95	10.00
Income (loss) from investment operations:
Net investment income	$	0.08	0.16	*	0.17	0.18	0.06
Net realized and unrealized gain (loss) on investments	$	(0.11)	0.87		(0.07)	0.11	(0.10)
Total from investment operations	$	(0.03)	1.03		0.10	0.29	(0.04)
Less distributions from:
Net investment income	$	—	0.18		0.20	0.18	0.01
Net realized gains on investments	$	—	0.01		—	0.12	—
Total distributions	$	—	0.19		0.20	0.30	0.01
Net asset value, end of period	$	10.65	10.68		9.84	9.94	9.95

Total Return(2)%		(0.28)	10.61		0.97	2.99	(0.45) ††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	6,094	6,799		9,965	16,375	22,336
Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%		1.53	1.51		1.48	1.44	1.54

Net expenses after expense reimbursement(3)(4)%		1.53 **	1.51	**	1.48	1.44	1.51

Net investment income after expense reimbursement(3)(4)%		1.43 **	1.55	**	1.62	1.68	0.96
Portfolio turnover rate	%	59	53		57	77	42

		Class B
		Six Months					October 1,
		Ended					2003(1) to
		November 30,	Year Ended May 31,				May 31,
		2007	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	10.68	9.83		9.93	9.91	10.00
Income (loss) from investment operations:
Net investment income	$	0.04	0.09		0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	$	(0.11)	0.87		(0.09)	0.13	(0.10)
Total from investment operations	$	(0.07)	0.96		0.01	0.23	(0.08)
Less distributions from:
Net investment income	$	—	0.10		0.11	0.09	0.01
Net realized gains on investments	$	—	0.01		—	0.12	—
Total distributions	$	—	0.11		0.11	0.21	0.01
Net asset value, end of period	$	10.61	10.68		9.83	9.93	9.91

Total Return(2)%		(0.66)	9.86		0.13	2.34	(0.85) ††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	47,937	53,549		64,586	87,326	105,448
Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%		2.28	2.26		2.23	2.19	2.29

Net expenses after expense reimbursement(3)(4)%		2.28 **	2.26	**	2.23	2.19	2.12 †

Net investment income after expense reimbursement(3)(4)%		0.68 **	0.79	**	0.87	0.93	0.39 †
Portfolio turnover rate	%	59	53		57	77	42

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B from October 1, 2003 through December 23, 2003.

††	Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.45)% and (0.85)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund VIII (Unaudited) (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months						October 1,
		Ended						2003(1) to
		November 30,	Year Ended May 31,					May 31,
		2007	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	10.75	9.87		9.93		9.91	10.00
Income (loss) from investment operations:
Net investment income	$	0.05	0.08	*	0.09	*	0.10	0.02
Net realized and unrealized gain (loss) on investments	$	(0.12)	0.88		(0.07)		0.12	(0.10)
Total from investment operations	$	(0.07)	0.96		0.02		0.22	(0.08)
Less distributions from:
Net investment income	$	—	0.07		0.08		0.08	0.01
Net realized gains on investments	$	—	0.01		—		0.12	—
Total distributions	$	—	0.08		0.08		0.20	0.01
Net asset value, end of period	$	10.68	10.75		9.87		9.93	9.91

Total Return(2)%		(0.65)	9.82		0.18		2.29	(0.85) ††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	5,680	6,798		9,345		19,883	33,289
Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%		2.28	2.26		2.23		2.19	2.29

Net expenses after expense reimbursement(3)(4)%		2.28 **	2.26	**	2.23		2.19	2.12 †

Net investment income after expense reimbursement(3)(4)%		0.67 **	0.79	**	0.87		0.92	0.39 †
Portfolio turnover rate	%	59	53		57		77	42

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Class C from October 1, 2003 through December 23, 2003.

††	Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.85)% for Class C.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund IX (Unaudited)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months						February 2,
		Ended						2004(1) to
		November 30,	Year Ended May 31,					May 31,
		2007	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	10.76	9.95		10.08		9.92	10.00
Income (loss) from investment operations:
Net investment income	$	0.08	0.16	*	0.18	*	0.18	0.02
Net realized and unrealized gain (loss) on investments	$	(0.12)	0.97		(0.05)		0.16	(0.10)
Total from investment operations	$	(0.04)	1.13		0.13		0.34	(0.08)
Less distributions from:
Net investment income	$	—	0.21		0.19		0.15	—
Net realized gains on investments	$	—	0.11		0.07		0.03	—
Total distributions	$	—	0.32		0.26		0.18	—
Net asset value, end of period	$	10.72	10.76		9.95		10.08	9.92

Total Return(2)%		(0.37)	11.48		1.25		3.43	(0.80) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	4,279	4,694		6,311		10,035	20,081
Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%		1.58	1.56		1.51		1.62	1.56

Net expenses after expense reimbursement(3)(4)%		1.58 **	1.56	**	1.51		1.68	1.30

Net investment income after expense reimbursement(3)(4)%		1.44 **	1.57	**	1.81		1.56	0.77
Portfolio turnover rate	%	62	57		76		67	4

		Class B
		Six Months					February 2,
		Ended					2004(1) to
		November 30,	Year Ended May 31,				May 31,
		2007	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	10.74	9.93		10.06	9.91	10.00
Income (loss) from investment operations:
Net investment income	$	0.04	0.10		0.12	0.09	0.01
Net realized and unrealized gain (loss) on investments	$	(0.12)	0.94		(0.07)	0.17	(0.10)
Total from investment operations	$	(0.08)	1.04		0.05	0.26	(0.09)
Less distributions from:
Net investment income	$	—	0.12		0.11	0.08	—
Net realized gains on investments	$	—	0.11		0.07	0.03	—
Total distributions	$	—	0.23		0.18	0.11	—
Net asset value, end of period	$	10.66	10.74		9.93	10.06	9.91

Total Return(2)%		(0.74)	10.65		0.51	2.68	(0.90) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	38,106	41,294		47,196	58,077	66,636
Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%		2.33	2.31		2.26	2.37	2.36

Net expenses after expense reimbursement(3)(4)%		2.33 **	2.31	**	2.26	2.43	1.74 ††

Net investment income after expense reimbursement(3)(4)%		0.69 **	0.82	**	1.06	0.82	0.37 ††
Portfolio turnover rate	%	62	57		76	67	4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.50)% and (0.60)% for Class A and B, respectively.

††	ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B from February 2, 2004 through April 22, 2004.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund IX (Unaudited) (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months						February 2,
		Ended						2004(1) to
		November 30,	Year Ended May 31,					May 31,
		2007	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	10.81	9.97		10.06		9.91	10.00
Income (loss) from investment operations:
Net investment income	$	0.04	0.08	*	0.11	*	0.09	0.01
Net realized and unrealized gain (loss) on investments	$	(0.12)	0.96		(0.05)		0.17	(0.10)
Total from investment operations	$	(0.08)	1.04		0.06		0.26	(0.09)
Less distributions from:
Net investment income	$	—	0.09		0.08		0.08	—
Net realized gains on investments	$	—	0.11		0.07		0.03	—
Total distributions	$	—	0.20		0.15		0.11	—
Net asset value, end of period	$	10.73	10.81		9.97		10.06	9.91

Total Return(2)%		(0.74)	10.59		0.64		2.64	(0.90) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	4,489	4,943		6,673		15,054	21,753
Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%		2.33	2.31		2.26		2.37	2.36

Net expenses after expense reimbursement(3)(4)%		2.33 **	2.31	**	2.26		2.43	1.74 ††

Net investment income after expense reimbursement(3)(4)%		0.69 **	0.82	**	1.06		0.81	0.37 ††
Portfolio turnover rate	%	62	57		76		67	4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.60)% for Class C.

††	ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class C from February 2, 2004 through April 22, 2004.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund X (Unaudited)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months						May 3,
		Ended						2004(1) to
		November 30,	Year Ended May 31,					May 31,
		2007	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$	10.72	9.89		10.25	10.00		10.00
Income (loss) from investment operations:
Net investment income	$	0.09	0.17	*	0.17	0.10		0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.10)	0.98		(0.09)	0.26		0.00	**
Total from investment operations	$	(0.01)	1.15		0.08	0.36		0.00	**
Less distributions from:
Net investment income	$	—	0.19		0.15	0.07		—
Net realized gains on investments	$	—	0.13		0.29	0.04		—
Total distributions	$	—	0.32		0.44	0.11		—
Net asset value, end of period	$	10.71	10.72		9.89	10.25		10.00

Total Return(2)%		(0.09)	11.84		0.72	3.62	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	5,082	6,536		8,986	14,204		5,047
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		1.59	1.54		1.51	1.68		2.27
Net expenses after expense reimbursement/recoupment(3)(4)%		1.59 ***	1.54	***	1.51	1.69		0.93
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%		1.69 ***	1.69	***	1.54	1.08		(0.01)
Portfolio turnover rate	%	77	106		57	78		—

		Class B
		Six Months						May 3,
		Ended						2004(1) to
		November 30,	Year Ended May 31,					May 31,
		2007	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$	10.69	9.86		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$	0.05	0.11		0.09	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.11)	0.97		(0.09)	0.26		0.00	**
Total from investment operations	$	(0.06)	1.08		0.00	0.30		0.00	**
Less distributions from:
Net investment income	$	—	0.12		0.07	0.04		—
Net realized gains on investments	$	—	0.13		0.29	0.04		—
Total distributions	$	—	0.25		0.36	0.08		—
Net asset value, end of period	$	10.63	10.69		9.86	10.22		10.00

Total Return(2)%		(0.56)	11.06		(0.08)	3.00	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	27,447	30,438		34,312	42,237		12,477
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%		2.34	2.29		2.26	2.43		3.02
Net expenses after expense reimbursement/recoupment(3)(4)%		2.34 ***	2.29	***	2.26	2.32		1.68
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%		0.96 ***	0.95	***	0.79	0.43		(0.75)
Portfolio turnover rate	%	77	106		57	78		—

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00% for Class A and B.

††	Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.62% and 3.00% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund X (Unaudited) (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months						May 3,
		Ended						2004(1) to
		November 30,	Year Ended May 31,					May 31,
		2007	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$	10.74	9.89		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$	0.05	0.10	*	0.08 *	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.11)	0.99		(0.08)	0.26		0.00	**
Total from investment operations	$	(0.06)	1.09		0.00	0.30		0.00	**
Less distributions from:
Net investment income	$	—	0.11		0.04	0.04		—
Net realized gains on investments	$	—	0.13		0.29	0.04		—
Total distributions	$	—	0.24		0.33	0.08		—
Net asset value, end of period	$	10.68	10.74		9.89	10.22		10.00

Total Return(2)%		(0.56)	11.10		(0.07)	3.02	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	3,505	4,913		6,456	12,256		1,825
Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%		2.34	2.29		2.26	2.43		3.02

Net expenses after expense reimbursement(3)(4)%		2.34 ***	2.29	***	2.26	2.32		1.68

Net investment income (loss) after expense reimbursement (3)(4)%		0.95 ***	0.94	***	0.79	0.43		(0.77)
Portfolio turnover rate	%	77	106		57	78		—

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00% for Class C.

††	Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.02% for Class C.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund XI (Unaudited)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months					August 16,
		Ended		Year Ended			2004(1) to
		November 30,		May 31,			May 31,
		2007		2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$	10.75		9.88		9.99	10.00
Income (loss) from investment operations:
Net investment income	$	0.07		0.16	*	0.18	0.08
Net realized and unrealized gain (loss) on investments	$	(0.03)		0.95		(0.12)	(0.04)
Total from investment operations	$	0.04		1.11		0.06	0.04
Less distributions from:
Net investment income	$	—		0.20		0.16	0.05
Net realized gains on investments	$	—		0.04		0.01	—
Total distributions	$	—		0.24		0.17	0.05
Net asset value, end of period	$	10.79		10.75		9.88	9.99
Total Return(2)%		0.37		11.33		0.62	(0.09)	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	3,924		4,436		6,783	8,999
Ratios to average net assets:
Expenses(3)(4)%		1.60	**	1.59	**	1.59	1.75
Net investment income(3)(4)%		1.38	**	1.56	**	1.66	1.19
Portfolio turnover rate	%	50		64		29	28

		Class B
		Six Months					August 16,
		Ended		Year Ended			2004(1) to
		November 30,		May 31,			May 31,
		2007		2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$	10.69		9.84		9.96	10.00
Income (loss) from investment operations:
Net investment income	$	0.03		0.08	*	0.10	0.03
Net realized and unrealized gain (loss) on investments	$	(0.03)		0.94		(0.13)	(0.04)
Total from investment operations	$	—		1.02		(0.03)	(0.01)
Less distributions from:
Net investment income	$	—		0.13		0.08	0.03
Net realized gains on investments	$	—		0.04		0.01	—
Total distributions	$	—		0.17		0.09	0.03
Net asset value, end of period	$	10.69		10.69		9.84	9.96
Total Return(2)%		0.00		10.40		(0.27)	(0.36) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	17,872		19,606		22,907	28,380
Ratios to average net assets:
Expenses(3)(4)%		2.35	**	2.34	**	2.34	2.50
Net investment income(3)(4)%		0.63	**	0.80	**	0.91	0.43
Portfolio turnover rate	%	50		64		29	28

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was 0.27% and (0.11)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund XI (Unaudited) (Continued)	Financial Highlights

     Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months					August 16,
		Ended					2004(1) to
		November 30,		Year Ended May 31,			May 31,
		2007		2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$	10.71		9.85		9.96	10.00
Income (loss) from investment operations:
Net investment income	$	0.03		0.08	*	0.11	0.03
Net realized and unrealized gain (loss) on investments	$	(0.03)		0.94		(0.13)	(0.04)
Total from investment operations	$	—		1.02		(0.02)	(0.01)
Less distributions from:
Net investment income	$	—		0.12		0.08	0.03
Net realized gains on investments	$	—		0.04		0.01	—
Total distributions	$	—		0.16		0.09	0.03
Net asset value, end of period	$	10.71		10.71		9.85	9.96
Total Return(2)%		0.00		10.40		(0.20)	(0.36) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	3,576		3,658		4,737	7,143
Ratios to average net assets:
Expenses(3)(4)%		2.35	**	2.34	**	2.34	2.50
Net investment income(3)(4)%		0.64	**	0.80	**	0.91	0.46
Portfolio turnover rate	%	50		64		29	28

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was (0.08)% for Class C.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund XII (Unaudited)	Financial Highlights

     Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months					November 15,
		Ended		Year Ended			2004(1) to
		November 30,		May 31,			May 31,
		2007		2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$	10.62		9.78		10.01	10.00
Income (loss) from investment operations:
Net investment income	$	0.08		0.17	*	0.16 *	0.05
Net realized and unrealized gain (loss) on investments	$	0.00	**	0.87		(0.21)	(0.04)
Total from investment operations	$	0.08		1.04		(0.05)	0.01
Less distributions from:
Net investment income	$	—		0.20		0.18	—
Total distributions	$	—		0.20		0.18	—
Net asset value, end of period	$	10.70		10.62		9.78	10.01
Total Return(2)%		0.75		10.66		(0.51)	0.00	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	1,465		1,472		3,051	4,734
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		1.83		1.71		1.92	1.68
Net expenses after expense reimbursement(3)(4)%		1.75	***	1.75	***	1.75	1.68
Net investment income after expense reimbursement(3)(4)%		1.48	***	1.67	***	1.63	1.26
Portfolio turnover rate	%	51		44		97	14

		Class B
		Six Months					November 15,
		Ended		Year Ended			2004(1) to
		November 30,		May 31,			May 31,
		2007		2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$	10.57		9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$	0.04		0.10		0.09	0.02
Net realized and unrealized gain (loss) on investments	$	0.01		0.84		(0.20)	(0.05)
Total from investment operations	$	0.05		0.94		(0.11)	(0.03)
Less distributions from:
Net investment income	$	—		0.12		0.11	—
Total distributions	$	—		0.12		0.11	—
Net asset value, end of period	$	10.62		10.57		9.75	9.97
Total Return(2)%		0.47		9.72		(1.11)	(0.30) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	9,381		10,098		10,748	12,974
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		2.58		2.46		2.67	2.43
Net expenses after expense reimbursement(3)(4)%		2.50	***	2.50	***	2.50	2.43
Net investment income after expense reimbursement(3)(4)%		0.72	***	0.90	***	0.89	0.49
Portfolio turnover rate	%	51		44		97	14

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three year of being incurred.

*	Calculated using the average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee period (February 16, 2005). Total return from commencement of offering of shares was 0.10% and (0.30)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund XII (Unaudited) (continued)	Financial Highlights

     Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months					November 15,
		Ended		Year Ended			2004(1) to
		November 30,		May 31,			May 31,
		2007		2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$	10.62		9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$	0.04		0.09	*	0.09 *	0.02
Net realized and unrealized gain (loss) on investments	$	0.00	**	0.87		(0.20)	(0.05)
Total from investment operations	$	0.04		0.96		(0.11)	(0.03)
Less distributions from:
Net investment income	$	—		0.09		0.11	—
Total distributions	$	—		0.09		0.11	—
Net asset value, end of period	$	10.66		10.62		9.75	9.97
Total Return(2)%		0.38		9.87		(1.16)	(0.30) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	1,878		1,996		2,775	5,327
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		2.58		2.46		2.67	2.43
Net expenses after expense reimbursement(3)(4)%		2.50	***	2.50	***	2.50	2.43
Net investment income after expense reimbursement(3)(4)%		0.72	***	0.91	***	0.89	0.52
Portfolio turnover rate	%	51		44		97	14

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three year of being incurred.

*	Calculated using the average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

†	Represents performance beginning on the first day of the Guarantee period (February 16, 2005). Total return from commencement of offering of shares was (0.30)% for Class C.
See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited)

NOTE 1 — ORGANIZATION
Organization. The ING Principal Protection Funds (“PPFs”) and the ING Index Plus LargeCap Equity Funds (“Index Plus LargeCap Equity Funds”) are part of the ING Equity Trust (“IET” or the “Trust”), which is an open-end investment management company registered under the 1940 Act.
IET is a Massachusetts business trust organized on June 12, 1998 with twenty-two separate active funds. Twelve of the Funds included in this report are: ING Index Plus LargeCap Equity Fund (“Index Plus LargeCap Equity”), ING Index Plus LargeCap Equity Fund II (“Index Plus LargeCap Equity II”), ING Index Plus LargeCap Equity III (“Index Plus LargeCap Equity III” formerly, ING Principal Protection Fund III), ING Index Plus LargeCap Equity IV (“Index Plus LargeCap Equity IV” formerly, ING Principal Protection Fund IV), ING Principal Protection Fund V (“Principal Protection V” or “PPF V”), ING Principal Protection Fund VI (“Principal Protection VI” or “PPF VI”), ING Principal Protection Fund VII (“Principal Protection VII” or “PPF VII”), ING Principal Protection Fund VIII (“Principal Protection VIII” or “PPF VIII”), ING Principal Protection Fund IX (“Principal Protection IX” or “PPF IX”), ING Principal Protection Fund X (“Principal Protection X” or “PPF X”), ING Principal Protection Fund XI (“Principal Protection XI” or “PPF XI”), and ING Principal Protection Fund XII (“Principal Protection XII” or “PPF XII”), (each a “Fund”; collectively the “Funds”).
Each PPF has an Offering Period, a Guarantee Period and an Index Plus LargeCap Period. Shares of each PPF will be offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. Each PPF will be offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period. During the Guarantee Period, each PPF seeks to participate in favorable equity market conditions while preserving at least the principal amount of the PPF as of the inception of the Guarantee Period. Each PPF guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder’s investment as of the inception of the Guarantee Period, less certain expenses not covered by the expense limitation agreement, provided that all distributions received from the PPF have been reinvested and no shares have been redeemed. During the Index Plus LargeCap Period, which will commence immediately following the Guarantee Period, each PPF seeks to outperform the total return performance of the S&P 500® Index, while maintaining a risk profile consistent with the index.
The following table presents the time periods for each PPF’s three phases:

Commencement
	Offering		Guarantee	of Index Plus
	Period		Period	LargeCap Equity
PPF V	11/01/02 — 01/15/03	*	01/23/03 — 01/22/08	01/23/08
PPF VI	02/03/03 — 04/15/03	*	04/24/03 — 04/23/08	04/24/08
PPF VII	05/01/03 — 06/24/03	*	06/30/03 — 06/26/08	06/27/08
PPF VIII	10/01/03 — 12/15/03	*	12/23/03 — 12/22/08	12/23/08
PPF IX	02/02/04 — 04/15/04	*	04/22/04 — 04/21/09	04/22/09
PPF X	05/03/04 — 08/09/04	*	08/17/04 — 08/14/09	08/15/09
PPF XI	08/16/04 — 11/11/04	*	11/18/04 — 11/18/09	11/19/09
PPF XII	11/15/04 — 02/09/05	*	02/16/05 — 02/16/10	02/17/10

*	A Quiet Period between the Offering Period and the Guarantee Period where new deposits are not accepted and the assets will remain invested in short term instruments.
Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from the Funds pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Effective October 12, 2006, February 1, 2007, June 6, 2007 and October 9, 2007, the maximum Class A sales charge for Index Plus LargeCap Equity, Index Plus LargeCap Equity II, Index Plus LargeCap Equity III, and Index Plus LargeCap Equity IV respectively, have been reduced to 3.00%.
Class B Shares of Index Plus LargeCap Equity Funds are closed to new investment, except that: (1) Class B shares of Index Plus LargeCap Equity Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under the Prospectus, existing shareholders of the Index Plus LargeCap Equity Funds may acquire Class B shares of the Index Plus LargeCap Equity through the exchange of other funds in the ING mutual funds complex.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.
A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING
POLICIES (continued)
assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuation suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at a time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates of exchange prevailing on the respective dates of such transactions.
Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securing of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING
POLICIES (continued)
spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. For the six months ended November 30, 2007, the Funds did not enter into foreign currency exchange transactions.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The Characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the subchapter M of the Internal Revenue code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax or provision is required. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Guarantee Fees. Each PPF’s Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. Each PPF pays MBIA a guarantee fee of 0.33% of its average daily net assets during the guarantee period.

MBIA Insurance Corporation (“MBIA”), 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the PPF’s pursuant to a written agreement with ING Investments, ING Investment Management Co. and the Trust. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the PPF, the insurance policy to support the PPF’s Payment Undertaking. The insurance policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for a PPF. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J.	Securities Lending. Index Plus LargeCap Equity Funds have the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund has the right to use collateral to offset losses incurred. There would be potential loss to each Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the six-months ended November 30, 2007, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap Equity	$25,402,541	$31,906,852
Index Plus LargeCap Equity II	38,628,298	53,714,033
Index Plus LargeCap Equity III	111,805,874	99,942,238
Index Plus LargeCap Equity IV	137,390,227	164,021,501
PPF V	56,503,729	89,415,906
PPF VI	41,948,416	70,141,980
PPF VII	20,281,623	35,026,465
PPF VIII	18,895,793	27,957,073
PPF IX	14,881,184	24,245,023
PPF X	29,546,169	35,197,675
PPF XI	6,710,831	11,922,611
PPF XII	3,323,513	5,790,967
U.S. Government securities not included above were as follows:

	Purchases	Sales
Index Plus LargeCap Equity III	$—	$101,200,000
Index Plus LargeCap Equity IV	—	144,209,103
PPF VI	—	1,635,096
PPF VII	—	4,220,053
PPF VIII	18,142,211	19,327,313
PPF IX	15,380,484	10,016,764
PPF XI	6,632,198	3,939,868
PPF XII	3,336,941	1,817,701

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for Index Plus LargeCap Equity, Index Plus LargeCap Equity II, Index Plus LargeCap Equity III and Index Plus LargeCap Equity IV is 0.45% of their average daily net assets. The fee for each PPF is 0.25% during its Offering Period and 0.45% during its Index Plus LargeCap Period. For PPF VI and PPF VII, the fee during the Guarantee Period is 0.80%. During the Guarantee Period for PPF V and PPF VIII — PPF XII, the maximum fee based on their average daily net assets is 0.55% of the Fixed Component and 0.80% of the Equity Component, unless the Funds use the Exchange Traded Fund/Futures Strategy in lieu of the Equity Strategy, then the maximum fee would reduce to 0.55% of their average daily net assets.
ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a registered investment adviser, serves as sub-adviser to the Funds.
Certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. These fees are not subject to recoupment. For the six months ended November 30, 2007, the Funds waived the following amounts:

Amount
Waived
Index Plus LargeCap Equity	$262
Index Plus LargeCap Equity II	413
Index Plus LargeCap Equity III	1,301
Index Plus LargeCap Equity IV	2,373
PPF V	678
PPF VI	419
PPF VII	187
PPF VIII	138
PPF IX	84
PPF X	48
PPF XI	28
PPF XII	19
ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. Each Fund compensates the Administrator with a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.
The Investment Adviser, ING IM, the Administrator and ING Funds Distributor, LLC (“IFD” or the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep
N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class Q
Index Plus LargeCap Equity	0.25%	1.00%	1.00%	0.25%
Index Plus LargeCap Equity II	0.25%	1.00%	1.00%	n/a
Index Plus LargeCap Equity III	0.25%	1.00%	1.00%	n/a
Index Plus LargeCap Equity IV	0.25%	1.00%	1.00%	0.25%
PPF V	0.25%	1.00%	1.00%	n/a
PPF VI	0.25%	1.00%	1.00%	n/a
PPF VII	0.25%	1.00%	1.00%	n/a
PPF VIII	0.25%	1.00%	1.00%	n/a
PPF IX	0.25%	1.00%	1.00%	n/a
PPF X	0.25%	1.00%	1.00%	n/a
PPF XI	0.25%	1.00%	1.00%	n/a
PPF XII	0.25%	1.00%	1.00%	n/a
For the six months ended November 30, 2007, the Distributor did not retain any initial sales charges.

	Class A	Class B	Class C
	Shares	Shares	Shares
Contingent Deferred Sales Charges:
Index Plus LargeCap Equity	$125	N/A	N/A
Index Plus LargeCap Equity II	N/A	N/A	N/A
Index Plus LargeCao Equity III	N/A	N/A	N/A
Index Plus LargeCap Equity IV	N/A	N/A	$49
PPF V	N/A	N/A	N/A
PPF VI	N/A	N/A	N/A
PPF VII	N/A	N/A	N/A
PPF VIII	N/A	N/A	N/A
PPF IX	N/A	N/A	N/A
PPF X	N/A	N/A	N/A
PPF XI	N/A	N/A	N/A
PPF XII	N/A	N/A	N/A

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution	Accrued
Portfolio	Fees	Fees	Fees	Waivers	Total
Index Plus LargeCap Equity	$13,780	$3,075	$28,605	$—	$45,460
Index Plus LargeCap Equity II	21,164	4,719	43,549	—	69,432
Index Plus LargeCap Equity III	18,971	4,232	39,615	—	62,818
Index Plus LargeCap Equity IV	49,121	10,939	104,186	—	164,246
PPF V	115,478	17,904	171,668	—	305,050
PPF VI	131,499	16,443	158,791	—	306,733
PPF VII	64,447	8,058	77,829	1,112	151,446
PPF VIII	32,177	4,943	45,685	—	82,805
PPF IX	25,205	3,832	35,699	—	64,736
PPF X	19,862	2,981	26,671	—	49,514
PPF XI	13,644	2,087	18,372	12,918	47,021
PPF XII	6,729	1,038	9,482	—	17,249
IET has adopted a Retirement Policy covering all independent trustees of each Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At November 30, 2007, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Expense	Amount
Index Plus LargeCap Equity	Transfer Agent	$12,719
	Audit	18,129
	Legal	11,779
	Postage	11,843
	Print	38,195
Index Plus LargeCap Equity II	Audit	26,567
PPF VI	Accrued MBIA Fee	54,261
PPF VII	Accrued MBIA Fee	26,592
PPF IX	Custody	14,834
	Transfer Agent	10,326
	Accrued MBIA Fee	12,647
	Audit	13,894
	Postage	21,311
	Print	13,191
PPF XI	Custody	9,564
	Transfer Agent	10,105
	Accrued MBIA Fee	6,887
PPF XII	Custody	8,475
	Transfer Agent	5,214
	Accrued MBIA Fee	3,425
	Audit	2,668
NOTE 8 — EXPENSE LIMITATIONS
ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class Q
Index Plus LargeCap Equity II	1.75%	2.50%	2.50%	n/a
Index Plus LargeCap Equity III	1.75%	2.50%	2.50%	n/a
Index Plus LargeCap Equity IV	1.75%	2.50%	2.50%	1.75%
PPF V	1.75%	2.50%	2.50%	n/a
PPF VI	1.75%	2.50%	2.50%	1.75%
PPF VII	1.75%	2.50%	2.50%	n/a
PPF VIII	1.75%	2.50%	2.50%	n/a
PPF IX	1.75%	2.50%	2.50%	n/a
PPF X	1.75%	2.50%	2.50%	n/a
PPF XI	1.75%	2.50%	2.50%	n/a
PPF XII	1.75%	2.50%	2.50%	n/a
The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, that Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.
As of November 30, 2007, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2008	2009	2010	Total
PPF VII	$21,464	$—	$—	$21,464
PPF XII	14,917	13,229	5,393	33,539
The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (Continued)

NOTE 9 — LINE OF CREDIT
The Funds, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon Corporation for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The following Funds utilized the line of credit during the six months ended November 30, 2007:

			Approximate
			Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance for	For Days
	Utilized	Days Utilized	Utilized
Index Plus LargeCap Equity III	9	$1,214,444	5.76%
Index Plus LargeCap Equity IV	4	$870,000	5.15%
NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Index Plus LargeCap Equity (Number of Shares)
Shares sold	2,802	19,640	—	—
Dividends reinvested	—	20,883	—	154,567
Shares redeemed	(23,537)	(919,216)	(502,231)	(10,450,574)

Net decrease in shares outstanding	(20,735)	(878,693)	(502,231)	(10,296,007)

Index Plus LargeCap Equity ($)
Shares sold	$30,484	$196,898	$—	$—
Dividends reinvested	—	208,224	—	1,538,594
Shares redeemed	(252,959)	(9,201,387)	(5,374,398)	(104,535,311)

Net decrease	$(222,475)	$(8,796,265)	$(5,374,398)	$(102,996,717)

	Class C		Class Q
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Index Plus LargeCap Equity (Number of Shares)
Shares sold	—	3,689	—	—
Dividends reinvested	—	10,909	—	204
Shares redeemed	(82,180)	(813,459)	(2,770)	(3,903)

Net decrease in shares outstanding	(82,180)	(798,861)	(2,770)	(3,699)

Index Plus LargeCap Equity ($)
Shares sold	$—	$39,404	$—	$—
Dividends reinvested	—	110,388	—	2,048
Shares redeemed	(895,479)	(8,223,037)	(30,618)	(39,109)

Net decrease	$(895,479)	$(8,073,245)	$(30,618)	$(37,061)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Index Plus LargeCap Equity Fund II (Number of Shares)
Shares sold	2,102	157,125	—	—	—	13,618
Dividends reinvested	—	41,773	—	358,794	—	34,011
Shares redeemed	(118,545)	(1,159,143)	(1,192,262)	(14,730,188)	(92,547)	(1,869,985)

Net decrease in shares outstanding	(116,443)	(960,245)	(1,192,262)	(14,371,394)	(92,547)	(1,822,356)

Index Plus LargeCap Equity Fund II ($)
Shares sold	$29,990	$1,523,179	$—	$—	$—	$131,510
Dividends reinvested	—	399,399	—	3,435,833	—	327,904
Shares redeemed	(1,165,194)	(11,216,527)	(11,883,053)	(141,875,714)	(930,453)	(18,131,406)

Net decrease	$(1,135,204)	$(9,293,949)	$(11,883,053)	$(138,439,881)	$(930,453)	$(17,671,992)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Index Plus LargeCap Equity Fund III (Number of Shares)
Shares sold	280	—	—	—	502	—
Dividends reinvested	—	37,220	54	286,166	—	17,841
Shares redeemed	(605,083)	(318,154)	(8,087,872)	(3,590,369)	(316,642)	(772,555)

Net decrease in shares outstanding	(604,803)	(280,934)	(8,087,818)	(3,304,203)	(316,140)	(754,714)

Index Plus LargeCap Equity Fund III ($)
Shares sold	$3,271	$—	$—	$—	$5,100	$—
Dividends reinvested	—	366,354	545	2,823,281	—	176,968
Shares redeemed	(5,999,686)	(3,135,586)	(80,148,124)	(35,323,126)	(3,156,914)	(7,658,242)

Net decrease	$(5,996,415)	$(2,769,232)	$(80,147,579)	$(32,499,845)	$(3,151,814)	$(7,481,274)

	Class A		Class B
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Index Plus LargeCap Equity Fund IV (Number of Shares)
Shares sold	31,204	—	—	—
Dividends reinvested	52,791	50,787	933,639	659,691
Shares redeemed	(578,822)	(620,633)	(14,632,269)	(5,943,920)

Net decrease in shares outstanding	(494,827)	(569,846)	(13,698,630)	(5,284,229)

Index Plus LargeCap Equity Fund IV ($)
Shares sold	$340,202	$—	$—	$—
Dividends reinvested	564,861	546,976	9,988,081	7,111,461
Shares redeemed	(6,278,234)	(6,662,949)	(157,218,765)	(63,867,415)

Net decrease	$(5,373,171)	$(6,115,973)	$(147,230,684)	$(56,755,954)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class Q
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Index Plus LargeCap Equity Fund IV (Number of Shares)
Shares sold	21,729	—	—	—
Dividends reinvested	73,691	64,738	1,927	1,298
Shares redeemed	(1,139,575)	(1,247,427)	—	(442)

Net increase (decrease) in shares outstanding	(1,044,155)	(1,182,689)	1,927	856

Index Plus LargeCap Equity Fund IV ($)
Shares sold	$234,695	$—	$—	$—
Dividends reinvested	794,383	701,763	20,675	14,034
Shares redeemed	(12,448,843)	(13,466,797)	—	(4,845)

Net increase (decrease)	$(11,419,765)	$(12,765,034)	$20,675	$9,189

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Principal Protection Fund V (Number of Shares)
Dividends reinvested	—	51,192	—	430,963	—	27,252
Shares redeemed	(277,585)	(778,926)	(1,862,152)	(5,678,086)	(224,553)	(874,668)

Net decrease in shares outstanding	(277,585)	(727,734)	(1,862,152)	(5,247,123)	(224,553)	(847,416)

Principal Protection Fund V ($)
Dividends reinvested	$—	$519,091	$—	$4,377,408	$—	$278,516
Shares redeemed	(2,907,178)	(7,913,191)	(19,425,997)	(57,448,447)	(2,358,906)	(8,893,643)

Net decrease	$(2,907,178)	$(7,394,100)	$(19,425,997)	$(53,071,039)	$(2,358,906)	$(8,615,127)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Principal Protection Fund VI (Number of Shares)
Dividends reinvested	—	21,565	—	196,552	—	12,146
Shares redeemed	(161,094)	(584,874)	(1,449,855)	(5,125,388)	(176,633)	(792,890)

Net decrease in shares outstanding	(161,094)	(563,309)	(1,449,855)	(4,928,836)	(176,633)	(780,744)

Principal Protection Fund VI ($)
Dividends reinvested	$—	$220,396	$—	$2,012,696	$—	$125,107
Shares redeemed	(1,701,065)	(5,976,290)	(15,260,766)	(51,923,434)	(1,870,665)	(8,062,862)

Net decrease	$(1,701,065)	$(5,755,894)	$(15,260,766)	$(49,910,738)	$(1,870,665)	$(7,937,755)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Principal Protection Fund VII (Number of Shares)
Dividends reinvested	—	4,487	—	8,417	—	—
Shares redeemed	(113,160)	(263,200)	(768,639)	(2,575,468)	(86,668)	(521,191)

Net decrease in shares outstanding	(113,160)	(258,713)	(768,639)	(2,567,051)	(86,668)	(521,191)

Principal Protection Fund VII ($)
Dividends reinvested	$—	$45,585	$—	$86,375	$—	$—
Shares redeemed	(1,191,546)	(2,637,519)	(8,084,341)	(25,961,868)	(908,771)	(5,221,942)

Net decrease	$(1,191,546)	$(2,591,934)	$(8,084,341)	$(25,875,493)	$(908,771)	$(5,221,942)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Principal Protection Fund VIII (Number of Shares)
Dividends reinvested	—	10,884	—	52,831	—	3,678
Shares redeemed	(64,654)	(387,077)	(497,566)	(1,606,149)	(100,689)	(318,046)

Net decrease in shares outstanding	(64,654)	(376,193)	(497,566)	(1,553,318)	(100,689)	(314,368)

Principal Protection Fund VIII ($)
Dividends reinvested	$—	$111,895	$—	$544,673	$—	$38,177
Shares redeemed	(689,206)	(3,928,814)	(5,285,630)	(16,341,764)	(1,081,095)	(3,209,871)

Net decrease	$(689,206)	$(3,816,919)	$(5,285,630)	$(15,797,091)	$(1,081,095)	$(3,171,694)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Principal Protection Fund IX (Number of Shares)
Dividends reinvested	—	14,267	—	85,378	—	6,674
Shares redeemed	(37,187)	(212,076)	(271,096)	(991,814)	(38,978)	(219,147)

Net decrease in shares outstanding	(37,187)	(197,809)	(271,096)	(906,436)	(38,978)	(212,473)

Principal Protection Fund IX ($)
Dividends reinvested	$—	$147,526	$—	$883,660	$—	$69,540
Shares redeemed	(395,183)	(2,176,102)	(2,883,652)	(10,169,261)	(415,937)	(2,237,565)

Net decrease	$(395,183)	$(2,028,576)	$(2,883,652)	$(9,285,601)	$(415,937)	$(2,168,025)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (Continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Principal Protection Fund X (Number of Shares)
Dividends reinvested	—	20,208	—	65,737	—	8,646
Shares redeemed	(134,791)	(319,351)	(265,884)	(697,300)	(129,397)	(203,664)

Net decrease in shares outstanding	(134,791)	(299,143)	(265,884)	(631,563)	(129,397)	(195,018)

Principal Protection Fund X ($)
Dividends reinvested	$—	$208,148	$—	$677,088	$—	$89,490
Shares redeemed	(1,444,503)	(3,249,398)	(2,823,274)	(7,137,311)	(1,385,882)	(2,079,982)

Net decrease	$(1,444,503)	$(3,041,250)	$(2,823,274)	$(6,460,223)	$(1,385,882)	$(1,990,492)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Principal Protection Fund XI (Number of Shares)
Dividends reinvested	—	9,322	—	28,510	—	3,466
Shares redeemed	(48,988)	(283,358)	(163,274)	(520,967)	(7,753)	(142,747)

Net decrease in shares outstanding	(48,988)	(274,036)	(163,274)	(492,457)	(7,753)	(139,281)

Principal Protection Fund XI ($)
Dividends reinvested	$—	$96,480	$—	$294,506	$—	$35,873
Shares redeemed	(522,550)	(2,887,005)	(1,737,796)	(5,323,835)	(83,037)	(1,457,685)

Net decrease	$(522,550)	$(2,790,525)	$(1,737,796)	$(5,029,329)	$(83,037)	$(1,421,812)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007	2007	2007
Principal Protection Fund XII (Number of Shares)
Dividends reinvested	—	3,678	—	10,961	—	676
Shares redeemed	(1,768)	(176,913)	(71,477)	(158,912)	(11,836)	(97,231)

Net decrease in shares outstanding	(1,768)	(173,235)	(71,477)	(147,951)	(11,836)	(96,555)

Principal Protection Fund XII ($)
Dividends reinvested	$—	$37,709	$—	$112,246	$—	$6,960
Shares redeemed	(17,822)	(1,798,646)	(756,201)	(1,617,490)	(124,921)	(975,491)

Net decrease	$(17,822)	$(1,760,937)	$(756,201)	$(1,505,244)	$(124,921)	$(968,531)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended
	November 30, 2007		Year Ended May 31, 2007
		Long-Term		Long-Term
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Index Plus LargeCap Equity	$—	$—	$2,392,551	$—
Index Plus LargeCap Equity II	—	—	5,552,646	—
Index Plus LargeCap Equity III	—	—	4,277,634	—
Index Plus LargeCap Equity IV	3,237,265	10,615,050	2,208,492	8,238,997
PPF V	—	—	3,303,399	2,614,729
PPF VI	—	—	2,265,409	448,230
PPF VII	—	—	154,507	—
PPF VIII	—	—	856,512	—
PPF IX	—	—	907,282	355,649
PPF X	—	—	726,811	410,518
PPF XI	—	—	436,168	82,061
PPF XII	—	—	190,768	—
The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2007 were:

	Undistributed	Undistributed		Capital
	Ordinary	Long Term	Unrealized	Loss	Expiration
	Income	Capital Gains	Appreciation	Carryforwards	Dates
Index Plus LargeCap Equity	$—	$—	$8,194,485	$(4,401,607)	2011
Index Plus LargeCap Equity II	108,616	—	10,013,704	(23,837,774)	2011
Index Plus LargeCap Equity III	—	—	11,556,604	(14,168,171)	2011
Index Plus LargeCap Equity IV	3,233,959	10,612,049	48,004,563	—	—
PPF V	2,144,963	4,532,398	9,968,307	—	—
PPF VI	1,459,889	4,155,327	8,996,247	—	—
PPF VII	661,517	1,306,302	3,711,587	—	—
PPF VIII	633,550	1,191,546	2,783,958	—	—
PPF IX	461,000	1,230,196	2,537,623	—	—
PPF X	507,482	379,835	2,586,136	—	—
PPF XI	245,379	566,424	1,248,337	—	—
PPF XII	38,403	190,381	573,203	—	—

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 12 — LITIGATION
Lawsuits were filed by certain shareholders on behalf of Index Plus LargeCap Equity, Index Plus LargeCap Equity II, and Index Plus LargeCap Equity IV (collectively the “Funds”) against ING Investments, the Funds’ Investment Adviser, ING IM, the Funds’ Sub-Adviser, IFD, the Funds’ Distributor and certain of the independent trustees of the Funds (collectively, the “Defendants”) that allege, among other things, that the Funds’ advisory fees, sub-advisory fees and certain 12b-1 fees are excessive. The claims regarding 12b-1 fees and the claims against the Independent Trustees were dismissed. The Funds were named as nominal defendants in each of these suits. The suits sought recovery by the Funds from the Defendants of any fees found to be excessive.
On July 19, 2006, the United States District Court District of Massachusetts approved the terms of a settlement of the matter. Under the terms of the settlement, ING Investments and ING IM, Defendants, made an aggregate payment of $1.5 million to the Funds on August 21, 2006 as follows:

Index Plus LargeCap Equity	$241,820
Index Plus LargeCap Equity II	502,489
Index Plus LargeCap Equity IV	755,691
In addition, under the terms of the settlement, the Defendants have agreed, subject to the approval of the Trustees of the PPFs, to reduce for a period of ten years the advisory fee of the PPFs during the Index Plus LargeCap Period from 0.60% to 0.45% of average daily net assets.
Lawsuits were filed by certain shareholders on behalf of Index Plus LargeCap Equity III, Principal Protection VI, and Principal Protection VII (the “Funds”) against ING Investments, LLC, the Funds’ Investment Manager, and ING IM, the Funds’ Sub-Adviser, (collectively, the “Defendants”) that allege, among other things, that the Funds’ advisory fees, and sub-advisory fees are excessive. The Funds are named as nominal defendants in each of these suits. The suits seek recovery by the Funds from the Defendants of any fees found to be excessive. A settlement in principle has been reached. Final settlement of the claims is contingent on court approval.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For May year-end funds, the current NAV and this semi-annual report are required to reflect the effects of FIN 48. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.
On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of November 30, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (Continued)

NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2007, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains	Payable Date	Record Date
Index Plus LargeCap Equity II
Class A	$0.1363	$—	$—	December 20, 2007	December 17, 2007
Class B	$0.0184	$—	$—	December 20, 2007	December 17, 2007
Class C	$0.0462	$—	$—	December 20, 2007	December 17, 2007
Index Plus LargeCap Equity III
Class A	$0.0695	$—	$—	December 20, 2007	December 17, 2007
Class B	$0.0121	$—	$—	December 20, 2007	December 17, 2007
Class C	$0.0198	$—	$—	December 20, 2007	December 17, 2007
Index Plus LargeCap Equity IV
Class A	$0.0736	$0.0898	$1.1496	December 20, 2007	December 17, 2007
Class B	$0.0480	$0.0898	$1.1496	December 20, 2007	December 17, 2007
Class C	$0.0518	$0.0898	$1.1496	December 20, 2007	December 17, 2007
Class Q	$0.0752	$0.0898	$1.1496	December 20, 2007	December 17, 2007
PPF V
Class A	$0.1401	$0.1305	$0.4561	December 20, 2007	December 17, 2007
Class B	$0.0606	$0.1305	$0.4561	December 20, 2007	December 17, 2007
Class C	$0.0427	$0.1305	$0.4561	December 20, 2007	December 17, 2007
PPF VI
Class A	$0.1258	$0.0901	$0.4139	December 20, 2007	December 17, 2007
Class B	$0.0445	$0.0901	$0.4139	December 20, 2007	December 17, 2007
Class C	$0.0360	$0.0901	$0.4139	December 20, 2007	December 17, 2007
PPF VII
Class A	$0.1194	$0.1058	$0.3569	December 20, 2007	December 17, 2007
Class B	$0.0408	$0.1058	$0.3569	December 20, 2007	December 17, 2007
Class C	$0.0335	$0.1058	$0.3569	December 20, 2007	December 17, 2007
PPF VIII
Class A	$0.1661	$0.1652	$0.5080	December 20, 2007	December 17, 2007
Class B	$0.0783	$0.1652	$0.5080	December 20, 2007	December 17, 2007
Class C	$0.0740	$0.1652	$0.5080	December 20, 2007	December 17, 2007
PPF IX
Class A	$0.1614	$0.1562	$0.6488	December 20, 2007	December 17, 2007
Class B	$0.0765	$0.1562	$0.6488	December 20, 2007	December 17, 2007
Class C	$0.0719	$0.1562	$0.6488	December 20, 2007	December 17, 2007
PPF X
Class A	$0.1992	$0.2419	$0.6220	December 20, 2007	December 17, 2007
Class B	$0.1191	$0.2419	$0.6220	December 20, 2007	December 17, 2007
Class C	$0.0952	$0.2419	$0.6220	December 20, 2007	December 17, 2007
PPF XI
Class A	$0.1521	$0.1447	$0.5760	December 20, 2007	December 17, 2007
Class B	$0.0666	$0.1447	$0.5760	December 20, 2007	December 17, 2007
Class C	$0.0746	$0.1447	$0.5760	December 20, 2007	December 17, 2007
PPF XII
Class A	$0.1517	$0.0713	$0.4430	December 20, 2007	December 17, 2007
Class B	$0.0677	$0.0713	$0.4430	December 20, 2007	December 17, 2007
Class C	$0.0691	$0.0713	$0.4430	December 20, 2007	December 17, 2007

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS
As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.
In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third partes to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.
ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.
Based on the internal review, ING Investments advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.
Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.
ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.
•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
Other Regulatory Matters
The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage

NOTES TO FINANCIAL STATEMENTS as of November 30, 2007 (Unaudited) (continued)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)
sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.
Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund	AS OF November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 97.1%
Advertising: 1.1%
8,200		Omnicom Group	$399,750

			399,750

Aerospace/Defense: 4.5%
1,200		Boeing Co.	111,048
1,500		General Dynamics Corp.	133,170
1,900		L-3 Communications Holdings, Inc.	210,235
2,800		Lockheed Martin Corp.	309,876
3,600		Northrop Grumman Corp.	283,644
4,483		Raytheon Co.	277,274
5,200		United Technologies Corp.	388,804

			1,714,051

Agriculture: 1.7%
5,640		Altria Group, Inc.	437,438
1,000		Reynolds American, Inc.	70,020
2,300		UST, Inc.	133,170

			640,628

Apparel: 1.4%
8,100		Nike, Inc.	531,765

			531,765

Auto Manufacturers: 0.3%
2,000		Paccar, Inc.	101,220

			101,220

Auto Parts & Equipment: 0.1%
600		Johnson Controls, Inc.	23,172

			23,172

Banks: 3.7%
6,371		Bank of America Corp.	293,894
1,800		Comerica, Inc.	82,404
600		Commerce Bancorp., Inc.	23,892
2,800		Huntington Bancshares, Inc.	43,932
6,400		Regions Financial Corp.	169,152
9,719		Wachovia Corp.	417,917
11,100		Wells Fargo & Co.	359,973

			1,391,164

Beverages: 3.5%
5,200		Anheuser-Busch Cos., Inc.	274,144
4,000		Coca-Cola Co.	248,400
3,470		Pepsi Bottling Group, Inc.	148,065
8,280		PepsiCo, Inc.	639,050

			1,309,659

Biotechnology: 0.1%
400	@	Genzyme Corp.	29,972

			29,972

Chemicals: 1.7%
200		Air Products & Chemicals, Inc.	19,808
1,500		Dow Chemical Co.	62,910
400		EI DuPont de Nemours & Co.	18,460
1,200		International Flavors & Fragrances, Inc.	60,168
3,000		Monsanto Co.	298,110
3,200		Sigma-Aldrich Corp.	168,480

			627,936

Shares			Value

Commercial Services: 0.5%
300	@	Apollo Group, Inc. — Class A	$22,956
1,680		McKesson Corp.	112,106
600		Robert Half International, Inc.	16,176
1,500		Western Union Co.	33,900

			185,138

Computers: 6.0%
300	@	Affiliated Computer Services, Inc.	12,588
2,700	@	Apple, Inc.	491,994
600	@	Cognizant Technology Solutions Corp.	18,660
1,300	@	Computer Sciences Corp.	68,666
16,500	@	Dell, Inc.	404,910
4,500		Electronic Data Systems Corp.	91,170
5,300	@	EMC Corp.	102,131
8,667		Hewlett-Packard Co.	443,404
4,770		International Business Machines Corp.	501,709
1,200	@	Lexmark International, Inc.	41,856
2,200	@	Sandisk Corp.	82,368

			2,259,456

Cosmetics/Personal Care: 1.1%
1,000		Colgate-Palmolive Co.	80,080
4,711		Procter & Gamble Co.	348,614

			428,694

Diversified Financial Services: 5.3%
1,100		Charles Schwab Corp.	26,741
6,250		Citigroup, Inc.	208,125
1,670		Discover Financial Services	29,008
800		Freddie Mac	28,056
2,300		Goldman Sachs Group, Inc.	521,272
13,400		JPMorgan Chase & Co.	611,308
1,000		Lehman Brothers Holdings, Inc.	62,630
4,210		Merrill Lynch & Co., Inc.	252,347
4,440		Morgan Stanley	234,077
1,200		SLM Corp.	45,696

			2,019,260

Electric: 3.3%
1,700		Constellation Energy Group, Inc.	170,357
1,100		Duke Energy Corp.	21,769
3,400		Entergy Corp.	406,436
1,300		Exelon Corp.	105,391
1,700		FirstEnergy Corp.	116,552
700		FPL Group, Inc.	48,832
3,800		Public Service Enterprise Group, Inc.	363,812

			1,233,149

Electrical Components & Equipment: 0.1%
400		Emerson Electric Co.	22,808

			22,808

Electronics: 1.2%
4,500		Applera Corp. — Applied Biosystems Group	153,720
600	@	Thermo Electron Corp.	34,584
1,900	@@	Tyco Electronics Ltd.	71,041
2,500	@	Waters Corp.	195,100

			454,445

Entertainment: 0.1%
600		International Game Technology	26,196

			26,196

See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund	AS OF November 30, 2007 (Unaudited) (continued)

Shares			Value

Food: 1.3%
4,700		General Mills, Inc.	$282,705
800		HJ Heinz Co.	37,840
4,000		Kroger Co.	115,000
1,100		WM Wrigley Jr. Co.	70,400

			505,945

Forest Products & Paper: 0.3%
3,200		International Paper Co.	108,000

			108,000

Hand/Machine Tools: 0.6%
1,100		Black & Decker Corp.	90,915
1,440		Snap-On, Inc.	70,387
1,500		Stanley Works	78,225

			239,527

Healthcare — Products: 1.1%
2,200		Baxter International, Inc.	131,714
3,850		Johnson & Johnson	260,799
400	@	St. Jude Medical, Inc.	15,900
400		Stryker Corp.	29,052

			437,465

Healthcare — Services: 2.4%
2,540		Aetna, Inc.	141,935
2,535	@	Coventry Health Care, Inc.	146,726
2,550	@	Humana, Inc.	196,427
5,340		UnitedHealth Group, Inc.	293,700
1,460	@	WellPoint, Inc.	122,947

			901,735

Household Products/Wares: 0.2%
1,000		Kimberly-Clark Corp.	69,810

			69,810

Insurance: 8.0%
5,500	@@	ACE Ltd.	329,065
400		Aflac, Inc.	25,056
3,350		Allstate Corp.	171,252
12,100		American International Group, Inc.	703,373
500		AON Corp.	24,985
2,400		Assurant, Inc.	157,032
9,480		Chubb Corp.	517,134
600		Cigna Corp.	32,166
1,500		Hartford Financial Services Group, Inc.	142,980
1,310		Metlife, Inc.	85,923
2,960		Prudential Financial, Inc.	278,654
10,200		Travelers Cos., Inc.	541,722

			3,009,342

Internet: 1.9%
2,100	@	Amazon.com, Inc.	190,176
600	@	Expedia, Inc.	19,560
600	@	Google, Inc. — Class A	415,800
4,900	@	Symantec Corp.	87,220

			712,756

Iron/Steel: 0.2%
800		United States Steel Corp.	78,160

			78,160

Lodging: 0.1%
600		Harrah’s Entertainment, Inc.	52,842

			52,842

Shares			Value

Machinery — Construction & Mining: 0.4%
1,900		Caterpillar, Inc.	$136,610

			136,610

Machinery — Diversified: 0.6%
1,700		Cummins, Inc.	198,730
200		Deere & Co.	34,360

			233,090

Media: 2.2%
1,600		Clear Channel Communications, Inc.	57,440
2,400	@	DIRECTV Group, Inc.	59,688
940		McGraw-Hill Cos., Inc.	46,135
1,100	@	Viacom — Class B	46,222
18,970		Walt Disney Co.	628,856

			838,341

Mining: 1.2%
4,500		Freeport-McMoRan Copper & Gold, Inc.	445,185

			445,185

Miscellaneous Manufacturing: 5.0%
1,500		3M Co.	124,890
1,100		Cooper Industries Ltd.	55,242
5,100		Dover Corp.	236,028
2,380		Eaton Corp.	212,558
21,280		General Electric Co.	814,808
600		Honeywell International, Inc.	33,972
1,200		Illinois Tool Works, Inc.	66,600
1,300		ITT Corp.	83,772
2,525		Parker Hannifin Corp.	200,561
1,400	@@	Tyco International Ltd.	56,182

			1,884,613

Oil & Gas: 10.4%
10,452		Chevron Corp.	917,372
4,917		ConocoPhillips	393,557
300		Devon Energy Corp.	24,843
18,140	S	ExxonMobil Corp.	1,617,362
700		Hess Corp.	49,854
4,140		Marathon Oil Corp.	231,426
1,600		Murphy Oil Corp.	114,432
800		Noble Corp.	41,704
500		Noble Energy, Inc.	36,020
2,840		Occidental Petroleum Corp.	198,147
1,119	@	Transocean, Inc.	153,628
2,400		Valero Energy Corp.	156,168

			3,934,513

Oil & Gas Services: 1.3%
5,760		Halliburton Co.	210,874
400	@	National Oilwell Varco, Inc.	27,260
2,900		Schlumberger Ltd.	271,005

			509,139

Pharmaceuticals: 6.3%
300		Allergan, Inc.	20,112
2,980		AmerisourceBergen Corp.	135,203
7,200		Bristol-Myers Squibb Co.	213,336
8,000		Eli Lilly & Co.	423,600
400	@	Express Scripts, Inc.	27,100
2,300	@	Gilead Sciences, Inc.	107,042
600	@	Medco Health Solutions, Inc.	59,994
12,800		Merck & Co., Inc.	759,808
See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund	AS OF November 30, 2007 (Unaudited) (continued)

Shares			Value

Pharmaceuticals (continued)
8,034		Pfizer, Inc.	$190,888
12,000		Schering-Plough Corp.	375,600
2,600	@	Watson Pharmaceuticals, Inc.	76,206

			2,388,889

Pipelines: 0.1%
800		Williams Cos., Inc.	27,768

			27,768

Retail: 5.0%
500	@	Autozone, Inc.	55,815
1,500		Best Buy Co., Inc.	76,575
2,800	@	Big Lots, Inc.	52,276
5,540	@	Coach, Inc.	205,756
3,500		Costco Wholesale Corp.	235,900
3,000		CVS Caremark Corp.	120,270
2,450		Family Dollar Stores, Inc.	57,698
5,870		Gap, Inc.	119,748
2,600		Lowe’s Cos., Inc.	63,466
5,550		McDonald’s Corp.	324,509
900		Polo Ralph Lauren Corp.	62,082
2,100		RadioShack Corp.	38,850
1,200	@	Starbucks Corp.	28,068
4,030		TJX Cos., Inc.	118,240
5,400		Wal-Mart Stores, Inc.	258,660
2,400		Wendy’s International, Inc.	67,272

			1,885,185

Savings & Loans: 0.8%
13,600		Hudson City Bancorp., Inc.	206,992
5,500		Washington Mutual, Inc.	107,250

			314,242

Semiconductors: 3.3%
2,400		Applied Materials, Inc.	45,192
22,300		Intel Corp.	581,584
500	@	MEMC Electronic Materials, Inc.	38,790
2,700	@	Novellus Systems, Inc.	70,227
13,050	@	Nvidia Corp.	411,597
2,800		Texas Instruments, Inc.	88,396

			1,235,786

Software: 3.2%
1,800	@	Autodesk, Inc.	84,762
2,910	@	BMC Software, Inc.	96,263
5,400		CA, Inc.	132,246
20,450		Microsoft Corp.	687,120
3,200	@	Novell, Inc.	22,464
9,300	@	Oracle Corp.	187,674

			1,210,529

Telecommunications: 5.2%
1,100	@	American Tower Corp.	50,094
16,195		AT&T, Inc.	618,811
1,000		CenturyTel, Inc.	42,630
14,670	@	Cisco Systems, Inc.	411,053
4,500		Corning, Inc.	109,305
1,800	@	Juniper Networks, Inc.	53,496
9,100		Qualcomm, Inc.	371,098
2,900		Sprint Nextel Corp.	45,008
5,900		Verizon Communications, Inc.	254,939

			1,956,434

Shares			Value

Transportation: 0.3%
700		CSX Corp.	$29,400
800		Norfolk Southern Corp.	40,968
400		Union Pacific Corp.	50,456

			120,824

		Total Common Stock (Cost $30,792,356)	36,635,193

SHORT-TERM INVESTMENTS: 3.0%
Mutual Fund: 2.7%
1,000,000	**	ING Institutional Prime Money Market Fund	1,000,000

		Total Mutual Fund (Cost $1,000,000)	1,000,000

Principal
Amount			Value

Repurchase Agreement: 0.3%
$130,000	Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $130,049 to be received upon repurchase (Collateralized by $235,000 Resolution Funding Corporation, Discount Note, Market Value $132,829, due 07/15/20)		130,000

	Total Repurchase Agreement (Cost $130,000)		130,000

	Total Short-Term Investments (Cost $1,130,000)		1,130,000

	Total Investments in Securities (Cost $31,922,356)*	100.1%	$37,765,193
	Other Assets and
	Liabilities — Net	(0.1)	(50,154)

	Net Assets	100.0%	$37,715,039

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

**	Investment in affiliate

*	Cost for federal income tax purposes is $32,666,568.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,067,865
Gross Unrealized Depreciation	(969,240)

Net Unrealized Appreciation	$5,098,625

ING Index Plus LargeCap Equity Fund Open Futures Contracts on November 30, 2007

	Number	Notional		Unrealized
	of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)
Long Contracts S&P500 E-Mini	17	1,261,145	12/21/07	$(10,503)

$(10,503)

See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund II	AS OF November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 98.4%
Advertising: 1.1%
12,700		Omnicom Group	$619,125

			619,125

Aerospace/Defense: 4.5%
1,800		Boeing Co.	166,572
2,300		General Dynamics Corp.	204,194
3,000		L-3 Communications Holdings, Inc.	331,950
4,100		Lockheed Martin Corp.	453,747
5,500		Northrop Grumman Corp.	433,345
6,581		Raytheon Co.	407,035
7,880		United Technologies Corp.	589,188

			2,586,031

Agriculture: 1.7%
8,570		Altria Group, Inc.	664,689
1,530		Reynolds American, Inc.	107,131
3,700		UST, Inc.	214,230

			986,050

Apparel: 1.4%
12,500		Nike, Inc.	820,625

			820,625

Auto Manufacturers: 0.3%
3,000		Paccar, Inc.	151,830

			151,830

Auto Parts & Equipment: 0.1%
900		Johnson Controls, Inc.	34,758

			34,758

Banks: 3.7%
9,761		Bank of America Corp.	450,275
2,800		Comerica, Inc.	128,184
800		Commerce Bancorp., Inc.	31,856
4,100		Huntington Bancshares, Inc.	64,329
9,917		Regions Financial Corp.	262,106
14,871		Wachovia Corp.	639,453
16,650		Wells Fargo & Co.	539,960

			2,116,163

Beverages: 3.5%
8,000		Anheuser-Busch Cos., Inc.	421,760
6,100		Coca-Cola Co.	378,810
5,020		Pepsi Bottling Group, Inc.	214,203
12,700		PepsiCo, Inc.	980,186

			1,994,959

Biotechnology: 0.1%
600	@	Genzyme Corp.	44,958

			44,958

Chemicals: 1.7%
400		Air Products & Chemicals, Inc.	39,616
2,500		Dow Chemical Co.	104,850
600		EI DuPont de Nemours & Co.	27,690
1,630		International Flavors & Fragrances, Inc.	81,728
4,600		Monsanto Co.	457,102
5,000		Sigma-Aldrich Corp.	263,250

			974,236

Shares			Value

Commercial Services: 0.5%
500	@	Apollo Group, Inc. — Class A	$38,260
2,830		McKesson Corp.	188,846
900		Robert Half International, Inc.	24,264
2,300		Western Union Co.	51,980

			303,350

Computers: 6.1%
500	@	Affiliated Computer Services, Inc.	20,980
4,200	@	Apple, Inc.	765,324
800	@	Cognizant Technology Solutions Corp.	24,880
2,300	@	Computer Sciences Corp.	121,486
25,400	@	Dell, Inc.	623,316
6,800		Electronic Data Systems Corp.	137,768
8,400	@	EMC Corp.	161,868
13,352		Hewlett-Packard Co.	683,088
7,540		International Business Machines Corp.	793,057
1,770	@	Lexmark International, Inc.	61,738
3,400	@	Sandisk Corp.	127,296

			3,520,801

Cosmetics/Personal Care: 1.1%
1,500		Colgate-Palmolive Co.	120,120
7,348		Procter & Gamble Co.	543,752

			663,872

Diversified Financial Services: 5.4%
1,600		Charles Schwab Corp.	38,896
9,600		Citigroup, Inc.	319,680
2,550		Discover Financial Services	44,294
1,200		Freddie Mac	42,084
3,500		Goldman Sachs Group, Inc.	793,240
20,800		JPMorgan Chase & Co.	948,896
1,490		Lehman Brothers Holdings, Inc.	93,319
6,460		Merrill Lynch & Co., Inc.	387,212
6,400		Morgan Stanley	337,408
2,200		SLM Corp.	83,776

			3,088,805

Electric: 3.3%
2,600		Constellation Energy Group, Inc.	260,546
1,600		Duke Energy Corp.	31,664
5,200		Entergy Corp.	621,608
2,000		Exelon Corp.	162,140
2,700		FirstEnergy Corp.	185,112
1,100		FPL Group, Inc.	76,736
5,800		Public Service Enterprise Group, Inc.	555,292

			1,893,098

Electrical Components & Equipment: 0.1%
700		Emerson Electric Co.	39,914

			39,914

Electronics: 1.2%
6,900		Applera Corp. — Applied Biosystems Group	235,704
900	@	Thermo Electron Corp.	51,876
2,825	@@	Tyco Electronics Ltd.	105,627
4,000	@	Waters Corp.	312,160

			705,367

Entertainment: 0.1%
900		International Game Technology	39,294

			39,294

See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund II	PORTFOLIO OF INVESTMENTS AS OF November 30, 2007 (Unaudited) (Continued)

Shares			Value

Food: 1.4%
7,300		General Mills, Inc.	$439,095
1,300		HJ Heinz Co.	61,490
6,200		Kroger Co.	178,250
1,600		WM Wrigley Jr. Co.	102,400

			781,235

Forest Products & Paper: 0.3%
4,800		International Paper Co.	162,000

			162,000

Hand/Machine Tools: 0.7%
1,600		Black & Decker Corp.	132,240
2,470		Snap-On, Inc.	120,734
2,500		Stanley Works	130,375

			383,349

Healthcare — Products: 1.2%
3,200		Baxter International, Inc.	191,584
5,850		Johnson & Johnson	396,279
700	@	St. Jude Medical, Inc.	27,825
700		Stryker Corp.	50,841

			666,529

Healthcare — Services: 2.5%
3,880		Aetna, Inc.	216,814
3,990	@	Coventry Health Care, Inc.	230,941
4,000	@	Humana, Inc.	308,120
8,290		UnitedHealth Group, Inc.	455,950
2,380	@	WellPoint, Inc.	200,420

			1,412,245

Household Products/Wares: 0.2%
1,600		Kimberly-Clark Corp.	111,696

			111,696

Insurance: 8.1%
8,460	@@	ACE Ltd.	506,162
600		Aflac, Inc.	37,584
5,070		Allstate Corp.	259,178
18,600		American International Group, Inc.	1,081,218
700		AON Corp.	34,979
3,600		Assurant, Inc.	235,548
14,590		Chubb Corp.	795,885
900		Cigna Corp.	48,249
2,450		Hartford Financial Services Group, Inc.	233,534
2,100		Metlife, Inc.	137,739
4,500		Prudential Financial, Inc.	423,630
15,600		Travelers Cos., Inc.	828,516

			4,622,222

Internet: 1.9%
3,200	@	Amazon.com, Inc.	289,792
900	@	Expedia, Inc.	29,340
900	@	Google, Inc. — Class A	623,700
7,100	@	Symantec Corp.	126,380

			1,069,212

Iron/Steel: 0.2%
1,100		United States Steel Corp.	107,470

			107,470

Shares			Value

Lodging: 0.1%
950		Harrah’s Entertainment, Inc.	$83,667

			83,667

Machinery — Construction & Mining: 0.4%
3,200		Caterpillar, Inc.	230,080

			230,080

Machinery — Diversified: 0.7%
2,800		Cummins, Inc.	327,320
400		Deere & Co.	68,720

			396,040

Media: 2.3%
2,650		Clear Channel Communications, Inc.	95,135
3,700	@	DIRECTV Group, Inc.	92,019
1,670		McGraw-Hill Cos., Inc.	81,964
1,700	@	Viacom — Class B	71,434
28,980		Walt Disney Co.	960,687

			1,301,239

Mining: 1.2%
6,800		Freeport-McMoRan Copper & Gold, Inc.	672,724

			672,724

Miscellaneous Manufacturing: 5.1%
2,300		3M Co.	191,498
1,900		Cooper Industries Ltd.	95,418
7,800		Dover Corp.	360,984
3,950		Eaton Corp.	352,775
32,620		General Electric Co.	1,249,016
900		Honeywell International, Inc.	50,958
2,000		Illinois Tool Works, Inc.	111,000
1,900		ITT Corp.	122,436
3,775		Parker Hannifin Corp.	299,848
2,225	@@	Tyco International Ltd.	89,289

			2,923,222

Oil & Gas: 10.5%
16,052		Chevron Corp.	1,408,884
7,503		ConocoPhillips	600,540
500		Devon Energy Corp.	41,405
27,730	S	ExxonMobil Corp.	2,472,407
1,000		Hess Corp.	71,220
6,280		Marathon Oil Corp.	351,052
2,500		Murphy Oil Corp.	178,800
1,400		Noble Corp.	72,982
700		Noble Energy, Inc.	50,428
4,490		Occidental Petroleum Corp.	313,267
1,749	@	Transocean, Inc.	240,120
3,650		Valero Energy Corp.	237,506

			6,038,611

Oil & Gas Services: 1.4%
8,885		Halliburton Co.	325,280
800	@	National Oilwell Varco, Inc.	54,520
4,500		Schlumberger Ltd.	420,525

			800,325

Pharmaceuticals: 6.4%
500		Allergan, Inc.	33,520
4,700		AmerisourceBergen Corp.	213,239
11,100		Bristol-Myers Squibb Co.	328,893
12,400		Eli Lilly & Co.	656,580
600	@	Express Scripts, Inc.	40,650
See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund II	AS OF November 30, 2007 (Unaudited) (Continued)

Shares			Value

Pharmaceuticals (continued)
3,500	@	Gilead Sciences, Inc.	$162,890
900	@	Medco Health Solutions, Inc.	89,991
19,610		Merck & Co., Inc.	1,164,050
12,496		Pfizer, Inc.	296,905
18,450		Schering-Plough Corp.	577,485
3,900	@	Watson Pharmaceuticals, Inc.	114,309

			3,678,512

Pipelines: 0.1%
1,100		Williams Cos., Inc.	38,181

			38,181

Retail: 5.0%
700	@	Autozone, Inc.	78,141
2,500		Best Buy Co., Inc.	127,625
4,400	@	Big Lots, Inc.	82,148
8,600	@	Coach, Inc.	319,404
5,200		Costco Wholesale Corp.	350,480
4,700		CVS Caremark Corp.	188,423
3,750		Family Dollar Stores, Inc.	88,313
9,020		Gap, Inc.	184,008
3,900		Lowe’s Cos., Inc.	95,199
8,550		McDonald’s Corp.	499,919
1,200		Polo Ralph Lauren Corp.	82,776
3,200		RadioShack Corp.	59,200
1,800	@	Starbucks Corp.	42,102
6,160		TJX Cos., Inc.	180,734
8,300		Wal-Mart Stores, Inc.	397,570
3,600		Wendy’s International, Inc.	100,908

			2,876,950

Savings & Loans: 0.8%
21,100		Hudson City Bancorp., Inc.	321,142
8,480		Washington Mutual, Inc.	165,360

			486,502

Semiconductors: 3.3%
3,600		Applied Materials, Inc.	67,788
34,200		Intel Corp.	891,936
700	@	MEMC Electronic Materials, Inc.	54,306
4,200	@	Novellus Systems, Inc.	109,242
20,000	@	Nvidia Corp.	630,800
4,100		Texas Instruments, Inc.	129,437

			1,883,509

Software: 3.2%
3,000	@	Autodesk, Inc.	141,270
4,270	@	BMC Software, Inc.	141,252
8,400		CA, Inc.	205,716
31,190		Microsoft Corp.	1,047,984
4,900	@	Novell, Inc.	34,398
14,200	@	Oracle Corp.	286,556

			1,857,176

Telecommunications: 5.2%
1,800	@	American Tower Corp.	81,972
24,665		AT&T, Inc.	942,450
1,800		CenturyTel, Inc.	76,734
22,560	@	Cisco Systems, Inc.	632,131
6,800		Corning, Inc.	165,172
2,300	@	Juniper Networks, Inc.	68,356
14,100		Qualcomm, Inc.	574,998
4,500		Sprint Nextel Corp.	69,840
9,100		Verizon Communications, Inc.	393,211

			3,004,864

Shares			Value

Transportation: 0.3%
1,100		CSX Corp.	$46,200
1,300		Norfolk Southern Corp.	66,573
700		Union Pacific Corp.	88,298

			201,071

		Total Common Stock (Cost $48,839,011)	56,371,867

SHORT-TERM INVESTMENTS: 2.0%
Mutual Fund: 1.7%
1,000,000	**	ING Institutional Prime Money Market Fund	1,000,000

		Total Mutual Fund (Cost $1,000,000)	1,000,000

Principal
Amount			Value

Repurchase Agreement: 0.3%
$150,000	Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $150,056 to be received upon repurchase (Collateralized by $275,000 Resolution Funding Corporation, Discount Note, Market Value $155,438, due 07/15/20)		150,000

	Total Repurchase Agreement (Cost $150,000)		150,000

	Total Short-Term Investments (Cost $1,150,000)		1,150,000

	Total Investments in Securities (Cost $49,989,011)*	100.4%	$57,521,867
	Other Assets and Liabilities — Net	(0.4)	(202,868)

	Net Assets	100.0%	$57,318,999

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

**	Investment in affiliate

*	Cost for federal income tax purposes is $51,127,038.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,957,559
Gross Unrealized Depreciation	(1,562,730)

Net Unrealized Appreciation	$6,394,829

ING Index Plus LargeCap Equity Fund II Open Futures Contracts on November 30, 2007

	Number	Notional		Unrealized
	of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)
Long Contracts
S&P500	3	1,112,775	12/20/07	$4,690

$4,690

See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund III	as of November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 98.4%
Advertising: 1.1%
11,100		Omnicom Group	$541,125

			541,125

Aerospace/Defense: 4.6%
1,600		Boeing Co.	148,064
1,900		General Dynamics Corp.	168,682
2,700		L-3 Communications Holdings, Inc.	298,755
3,720		Lockheed Martin Corp.	411,692
4,900		Northrop Grumman Corp.	386,071
6,002		Raytheon Co.	371,224
7,260		United Technologies Corp.	542,830

			2,327,318

Agriculture: 1.7%
7,600		Altria Group, Inc.	589,456
1,300		Reynolds American, Inc.	91,026
3,100		UST, Inc.	179,490

			859,972

Apparel: 1.4%
11,100		Nike, Inc.	728,715

			728,715

Auto Manufacturers: 0.3%
3,050		Paccar, Inc.	154,361

			154,361

Auto Parts & Equipment: 0.1%
900		Johnson Controls, Inc.	34,758

			34,758

Banks: 3.7%
8,640		Bank of America Corp.	398,563
2,450		Comerica, Inc.	112,161
800		Commerce Bancorp., Inc.	31,856
3,800		Huntington Bancshares, Inc.	59,622
8,877		Regions Financial Corp.	234,619
13,461		Wachovia Corp.	578,823
14,900		Wells Fargo & Co.	483,207

			1,898,851

Beverages: 3.5%
7,000		Anheuser-Busch Cos., Inc.	369,040
5,400		Coca-Cola Co.	335,340
4,400		Pepsi Bottling Group, Inc.	187,748
11,300		PepsiCo, Inc.	872,134

			1,764,262

Biotechnology: 0.1%
500	@	Genzyme Corp.	37,465

			37,465

Chemicals: 1.7%
300		Air Products & Chemicals, Inc.	29,712
2,300		Dow Chemical Co.	96,462
600		EI DuPont de Nemours & Co.	27,690
1,600		International Flavors & Fragrances, Inc.	80,224
4,000		Monsanto Co.	397,480
4,600		Sigma-Aldrich Corp.	242,190

			873,758

Shares			Value

Commercial Services: 0.5%
500	@	Apollo Group, Inc. — Class A	$38,260
2,540		McKesson Corp.	169,494
900		Robert Half International, Inc.	24,264
2,200		Western Union Co.	49,720

			281,738

Computers: 6.2%
300	@	Affiliated Computer Services, Inc.	12,588
3,800	@	Apple, Inc.	692,436
800	@	Cognizant Technology Solutions Corp.	24,880
1,750	@	Computer Sciences Corp.	92,435
22,950	@	Dell, Inc.	563,193
6,450		Electronic Data Systems Corp.	130,677
7,650	@	EMC Corp.	147,416
12,100		Hewlett-Packard Co.	619,036
6,650		International Business Machines Corp.	699,447
1,680	@	Lexmark International, Inc.	58,598
3,300	@	Sandisk Corp.	123,552

			3,164,258

Cosmetics/Personal Care: 1.2%
1,400		Colgate-Palmolive Co.	112,112
6,552		Procter & Gamble Co.	484,848

			596,960

Diversified Financial Services: 5.4%
1,500		Charles Schwab Corp.	36,465
8,500		Citigroup, Inc.	283,050
2,500		Discover Financial Services	43,425
1,200		Freddie Mac	42,084
3,050		Goldman Sachs Group, Inc.	691,252
18,700		JPMorgan Chase & Co.	853,094
1,320		Lehman Brothers Holdings, Inc.	82,672
5,500		Merrill Lynch & Co., Inc.	329,670
5,900		Morgan Stanley	311,048
1,700		SLM Corp.	64,736

			2,737,496

Electric: 3.3%
2,400		Constellation Energy Group, Inc.	240,504
1,500		Duke Energy Corp.	29,685
4,800		Entergy Corp.	573,792
1,900		Exelon Corp.	154,033
2,300		FirstEnergy Corp.	157,688
700		FPL Group, Inc.	48,832
5,200		Public Service Enterprise Group, Inc.	497,848

			1,702,382

Electrical Components & Equipment: 0.1%
600		Emerson Electric Co.	34,212

			34,212

Electronics: 1.2%
6,200		Applera Corp. — Applied Biosystems Group	211,792
800	@	Thermo Electron Corp.	46,112
2,175	@@	Tyco Electronics Ltd.	81,323
3,500	@	Waters Corp.	273,140

			612,367

Entertainment: 0.1%
800		International Game Technology	34,928

			34,928

See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund III	as of November 30, 2007 (Unaudited) (Continued)

Shares			Value

Food: 1.3%
6,550		General Mills, Inc.	$393,983
1,300		HJ Heinz Co.	61,490
5,200		Kroger Co.	149,500
1,300		WM Wrigley Jr. Co.	83,200

			688,173

Forest Products & Paper: 0.3%
4,100		International Paper Co.	138,375

			138,375

Hand/Machine Tools: 0.7%
1,500		Black & Decker Corp.	123,975
2,050		Snap-On, Inc.	100,204
2,300		Stanley Works	119,945

			344,124

Healthcare — Products: 1.2%
2,800		Baxter International, Inc.	167,636
5,450		Johnson & Johnson	369,183
700	@	St. Jude Medical, Inc.	27,825
600		Stryker Corp.	43,578

			608,222

Healthcare — Services: 2.4%
3,480		Aetna, Inc.	194,462
3,835	@	Coventry Health Care, Inc.	221,970
3,550	@	Humana, Inc.	273,457
7,200		UnitedHealth Group, Inc.	396,000
1,970	@	WellPoint, Inc.	165,894

			1,251,783

Household Products/Wares: 0.2%
1,250		Kimberly-Clark Corp.	87,263

			87,263

Insurance: 8.0%
7,560	@@	ACE Ltd.	452,315
500		Aflac, Inc.	31,320
4,360		Allstate Corp.	222,883
16,550		American International Group, Inc.	962,052
700		AON Corp.	34,979
3,300		Assurant, Inc.	215,919
13,000		Chubb Corp.	709,150
760		Cigna Corp.	40,744
2,000		Hartford Financial Services Group, Inc.	190,640
1,810		Metlife, Inc.	118,718
3,960		Prudential Financial, Inc.	372,794
13,990		Travelers Cos., Inc.	743,009

			4,094,523

Internet: 1.9%
2,900	@	Amazon.com, Inc.	262,624
880	@	Expedia, Inc.	28,688
800	@	Google, Inc. — Class A	554,400
6,754	@	Symantec Corp.	120,221

			965,933

Iron/Steel: 0.2%
1,120		United States Steel Corp.	109,424

			109,424

Lodging: 0.1%
900		Harrah’s Entertainment, Inc.	79,263

			79,263

Shares			Value

Machinery — Construction & Mining: 0.4%
2,800		Caterpillar, Inc.	$201,320

			201,320

Machinery — Diversified: 0.6%
2,300		Cummins, Inc.	268,870
300		Deere & Co.	51,540

			320,410

Media: 2.3%
2,100		Clear Channel Communications, Inc.	75,390
3,600	@	DIRECTV Group, Inc.	89,532
1,610		McGraw-Hill Cos., Inc.	79,019
1,600	@	Viacom — Class B	67,232
25,850		Walt Disney Co.	856,928

			1,168,101

Mining: 1.2%
6,100		Freeport-McMoRan Copper & Gold, Inc.	603,473

			603,473

Miscellaneous Manufacturing: 5.1%
1,900		3M Co.	158,194
1,600		Cooper Industries Ltd.	80,352
6,800		Dover Corp.	314,704
3,350		Eaton Corp.	299,189
29,100		General Electric Co.	1,114,233
800		Honeywell International, Inc.	45,296
1,900		Illinois Tool Works, Inc.	105,450
1,800		ITT Corp.	115,992
3,350		Parker Hannifin Corp.	266,091
2,175	@@	Tyco International Ltd.	87,283

			2,586,784

Oil & Gas: 10.6%
14,515		Chevron Corp.	1,273,982
6,609		ConocoPhillips	528,984
500		Devon Energy Corp.	41,405
24,700	S	ExxonMobil Corp.	2,202,252
1,000		Hess Corp.	71,220
5,500		Marathon Oil Corp.	307,450
2,200		Murphy Oil Corp.	157,344
1,200		Noble Corp.	62,556
720		Noble Energy, Inc.	51,869
4,060		Occidental Petroleum Corp.	283,266
1,539	@	Transocean, Inc.	211,289
3,200		Valero Energy Corp.	208,224

			5,399,841

Oil & Gas Services: 1.3%
7,700		Halliburton Co.	281,897
500	@	National Oilwell Varco, Inc.	34,075
4,000		Schlumberger Ltd.	373,800

			689,772

Pharmaceuticals: 6.4%
500		Allergan, Inc.	33,520
4,400		AmerisourceBergen Corp.	199,628
9,500		Bristol-Myers Squibb Co.	281,485
10,900		Eli Lilly & Co.	577,155
500	@	Express Scripts, Inc.	33,875
2,900	@	Gilead Sciences, Inc.	134,966
700	@	Medco Health Solutions, Inc.	69,993
17,500		Merck & Co., Inc.	1,038,800
11,030		Pfizer, Inc.	262,073
See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund III	as of November 30, 2007 (Unaudited) (continued)

Shares			Value

Pharmaceuticals (continued)
16,600		Schering-Plough Corp.	$519,580
3,800	@	Watson Pharmaceuticals, Inc.	111,378

			3,262,453

Pipelines: 0.1%
1,100		Williams Cos., Inc.	38,181

			38,181

Retail: 5.0%
700	@	Autozone, Inc.	78,141
2,000		Best Buy Co., Inc.	102,100
4,100	@	Big Lots, Inc.	76,547
7,600	@	Coach, Inc.	282,264
4,600		Costco Wholesale Corp.	310,040
4,400		CVS Caremark Corp.	176,396
3,550		Family Dollar Stores, Inc.	83,603
7,400		Gap, Inc.	150,960
3,700		Lowe’s Cos., Inc.	90,317
7,850		McDonald’s Corp.	458,990
1,200		Polo Ralph Lauren Corp.	82,776
3,000		RadioShack Corp.	55,500
1,700	@	Starbucks Corp.	39,763
5,600		TJX Cos., Inc.	164,304
7,200		Wal-Mart Stores, Inc.	344,880
2,900		Wendy’s International, Inc.	81,287

			2,577,868

Savings & Loans: 0.8%
18,500		Hudson City Bancorp., Inc.	281,570
7,153		Washington Mutual, Inc.	139,484

			421,054

Semiconductors: 3.3%
3,400		Applied Materials, Inc.	64,022
30,500		Intel Corp.	795,440
700	@	MEMC Electronic Materials, Inc.	54,306
3,950	@	Novellus Systems, Inc.	102,740
17,800	@	Nvidia Corp.	561,412
3,800		Texas Instruments, Inc.	119,966

			1,697,886

Software: 3.2%
2,800	@	Autodesk, Inc.	131,852
3,920	@	BMC Software, Inc.	129,674
7,100		CA, Inc.	173,879
27,850		Microsoft Corp.	935,760
4,600	@	Novell, Inc.	32,292
12,400	@	Oracle Corp.	250,232

			1,653,689

Telecommunications: 5.3%
1,600	@	American Tower Corp.	72,864
22,472		AT&T, Inc.	858,655
1,300		CenturyTel, Inc.	55,419
20,050	@	Cisco Systems, Inc.	561,801
6,400		Corning, Inc.	155,456
2,600	@	Juniper Networks, Inc.	77,272
12,400		Qualcomm, Inc.	505,672
4,224		Sprint Nextel Corp.	65,556
7,950		Verizon Communications, Inc.	343,520

			2,696,215

Shares			Value

Transportation: 0.3%
1,000		CSX Corp.	$42,000
1,200		Norfolk Southern Corp.	61,452
600		Union Pacific Corp.	75,684

			179,136

		Total Common Stock (Cost $43,002,300)	50,248,192

SHORT-TERM INVESTMENTS: 2.1%
Mutual Fund: 1.3%
675,000	**	ING Institutional Prime Money Market Fund	675,000

		Total Mutual Fund (Cost $675,000)	675,000

Principal
Amount			Value

Repurchase Agreement: 0.8%
$383,000	Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $383,144 to be received upon repurchase (Collateralized by $695,000 Resolution Funding Corporation, Discount Note, Market Value $392,835, due 07/15/20)		383,000

	Total Repurchase Agreement (Cost $383,000)		383,000

	Total Short-Term Investments (Cost $1,058,000)		1,058,000

	Total Investments in Securities (Cost $44,060,300)*	100.5%	$51,306,192
	Other Assets and Liabilities — Net	(0.5)	(274,128)

	Net Assets	100.0%	$51,032,064

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

**	Investment in affiliate

*	Cost for federal income tax purposes is $44,981,781.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,598,423
Gross Unrealized Depreciation	(1,274,012)

Net Unrealized Appreciation	$6,324,411

ING Index Plus LargeCap Equity Fund III Open Futures Contracts on November 30, 2007

	Number	Notional		Unrealized
	of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)
Long Contracts
S&P500 E-Mini	15	1,112,775	12/21/07	$15,869

$15,869

See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund IV	AS OF November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 96.9%
Advertising: 1.1%
28,200		Omnicom Group	$1,374,750

			1,374,750

Aerospace/Defense: 4.5%
4,500		Boeing Co.	416,430
5,300		General Dynamics Corp.	470,534
6,700		L-3 Communications Holdings, Inc.	741,355
9,100		Lockheed Martin Corp.	1,007,097
11,653		Northrop Grumman Corp.	918,140
14,852		Raytheon Co.	918,596
17,720		United Technologies Corp.	1,324,924

			5,797,076

Agriculture: 1.7%
18,600		Altria Group, Inc.	1,442,616
3,340		Reynolds American, Inc.	233,867
8,400		UST, Inc.	486,360

			2,162,843

Apparel: 1.4%
27,860		Nike, Inc.	1,829,009

			1,829,009

Auto Manufacturers: 0.3%
6,750		Paccar, Inc.	341,618

			341,618

Auto Parts & Equipment: 0.0%
1,800		Johnson Controls, Inc.	69,516

			69,516

Banks: 3.6%
21,792		Bank of America Corp.	1,005,265
6,250		Comerica, Inc.	286,125
1,900		Commerce Bancorp., Inc.	75,658
10,500		Huntington Bancshares, Inc.	164,745
21,988		Regions Financial Corp.	581,143
33,042		Wachovia Corp.	1,420,806
36,100		Wells Fargo & Co.	1,170,723

			4,704,465

Beverages: 3.4%
17,300		Anheuser-Busch Cos., Inc.	912,056
13,200		Coca-Cola Co.	819,720
11,850		Pepsi Bottling Group, Inc.	505,640
28,510		PepsiCo, Inc.	2,200,402

			4,437,818

Biotechnology: 0.1%
1,200	@	Genzyme Corp.	89,916

			89,916

Chemicals: 1.7%
1,150		Air Products & Chemicals, Inc.	113,896
6,050		Dow Chemical Co.	253,737
1,300		EI DuPont de Nemours & Co.	59,995
4,200		International Flavors & Fragrances, Inc.	210,588
10,100		Monsanto Co.	1,003,637
10,900		Sigma-Aldrich Corp.	573,885

			2,215,738

Shares			Value

Commercial Services: 0.5%
1,100	@	Apollo Group, Inc. — Class A	$84,172
6,260		McKesson Corp.	417,730
1,700		Robert Half International, Inc.	45,832
5,428		Western Union Co.	122,673

			670,407

Computers: 6.0%
1,100	@	Affiliated Computer Services, Inc.	46,156
9,200	@	Apple, Inc.	1,676,424
1,900	@	Cognizant Technology Solutions Corp.	59,090
5,050	@	Computer Sciences Corp.	266,741
56,640	@	Dell, Inc.	1,389,946
16,200		Electronic Data Systems Corp.	328,212
17,400	@	EMC Corp.	335,298
29,050		Hewlett-Packard Co.	1,486,198
16,400		International Business Machines Corp.	1,724,952
4,550	@	Lexmark International, Inc.	158,704
8,700	@	Sandisk Corp.	325,728

			7,797,449

Cosmetics/Personal Care: 1.2%
3,700		Colgate-Palmolive Co.	296,296
16,655		Procter & Gamble Co.	1,232,470

			1,528,766

Diversified Financial Services: 5.2%
3,250		Charles Schwab Corp.	79,008
21,500		Citigroup, Inc.	715,950
6,775		Discover Financial Services	117,682
2,000		Freddie Mac	70,140
7,750		Goldman Sachs Group, Inc.	1,756,460
45,000		JPMorgan Chase & Co.	2,052,900
3,300		Lehman Brothers Holdings, Inc.	206,679
13,700		Merrill Lynch & Co., Inc.	821,178
14,550		Morgan Stanley	767,076
4,150		SLM Corp.	158,032

			6,745,105

Electric: 3.3%
6,250		Constellation Energy Group, Inc.	626,313
3,500		Duke Energy Corp.	69,265
11,800		Entergy Corp.	1,410,572
4,800		Exelon Corp.	389,136
6,200		FirstEnergy Corp.	425,072
2,200		FPL Group, Inc.	153,472
13,100		Public Service Enterprise Group, Inc.	1,254,194

			4,328,024

Electrical Components & Equipment: 0.0%
1,200		Emerson Electric Co.	68,424

			68,424

Electronics: 1.2%
15,600		Applera Corp. — Applied Biosystems Group	532,896
2,000	@	Thermo Electron Corp.	115,280
6,100	@@	Tyco Electronics Ltd.	228,079
9,000	@	Waters Corp.	702,360

			1,578,615

Entertainment: 0.1%
1,700		International Game Technology	74,222

			74,222

See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund IV	AS OF November 30, 2007 (Unaudited) (continued)

Shares			Value

Food: 1.4%
15,850		General Mills, Inc.	$953,378
2,950		HJ Heinz Co.	139,535
14,500		Kroger Co.	416,875
3,900		WM Wrigley Jr. Co.	249,600

			1,759,388

Forest Products & Paper: 0.3%
10,400		International Paper Co.	351,000

			351,000

Hand/Machine Tools: 0.7%
3,920		Black & Decker Corp.	323,988
5,700		Snap-On, Inc.	278,616
6,200		Stanley Works	323,330

			925,934

Healthcare — Products: 1.2%
6,850		Baxter International, Inc.	410,110
13,650		Johnson & Johnson	924,651
1,500	@	St. Jude Medical, Inc.	59,625
1,500		Stryker Corp.	108,945

			1,503,331

Healthcare — Services: 2.5%
8,820		Aetna, Inc.	492,862
9,480	@	Coventry Health Care, Inc.	548,702
9,100	@	Humana, Inc.	700,973
17,700		UnitedHealth Group, Inc.	973,500
5,630	@	WellPoint, Inc.	474,102

			3,190,139

Household Products/Wares: 0.2%
3,500		Kimberly-Clark Corp.	244,335

			244,335

Insurance: 8.0%
19,050	@@	ACE Ltd.	1,139,762
1,200		Aflac, Inc.	75,168
11,350		Allstate Corp.	580,212
41,750		American International Group, Inc.	2,426,928
1,750		AON Corp.	87,448
8,200		Assurant, Inc.	536,526
32,760		Chubb Corp.	1,787,058
1,340		Cigna Corp.	71,837
5,600		Hartford Financial Services Group, Inc.	533,792
4,130		Metlife, Inc.	270,887
9,740		Prudential Financial, Inc.	916,924
35,230		Travelers Cos., Inc.	1,871,065

			10,297,607

Internet: 1.9%
7,200	@	Amazon.com, Inc.	652,032
2,000	@	Expedia, Inc.	65,200
2,000	@	Google, Inc. — Class A	1,386,000
17,050	@	Symantec Corp.	303,490

			2,406,722

Iron/Steel: 0.2%
2,950		United States Steel Corp.	288,215

			288,215

Lodging: 0.1%
1,700		Harrah’s Entertainment, Inc.	149,719

			149,719

Shares			Value

Machinery — Construction & Mining: 0.4%
7,400		Caterpillar, Inc.	$532,060

			532,060

Machinery — Diversified: 0.7%
6,200		Cummins, Inc.	724,780
800		Deere & Co.	137,440

			862,220

Media: 2.3%
6,000		Clear Channel Communications, Inc.	215,400
8,600	@	DIRECTV Group, Inc.	213,882
3,970		McGraw-Hill Cos., Inc.	194,848
3,800	@	Viacom — Class B	159,676
65,250		Walt Disney Co.	2,163,038

			2,946,844

Mining: 1.2%
15,340		Freeport-McMoRan Copper & Gold, Inc.	1,517,586

			1,517,586

Miscellaneous Manufacturing: 5.0%
5,500		3M Co.	457,930
4,200		Cooper Industries Ltd.	210,924
17,500		Dover Corp.	809,900
8,400		Eaton Corp.	750,204
73,250		General Electric Co.	2,804,734
2,000		Honeywell International, Inc.	113,240
4,000		Illinois Tool Works, Inc.	222,000
4,100		ITT Corp.	264,204
8,175		Parker Hannifin Corp.	649,340
5,400	@@	Tyco International Ltd.	216,702

			6,499,178

Oil & Gas: 10.3%
36,003		Chevron Corp.	3,159,983
16,201		ConocoPhillips	1,296,728
1,100		Devon Energy Corp.	91,091
61,850	S	ExxonMobil Corp.	5,514,546
2,100		Hess Corp.	149,562
13,500		Marathon Oil Corp.	754,650
5,600		Murphy Oil Corp.	400,512
3,100		Noble Corp.	161,603
1,930		Noble Energy, Inc.	139,037
9,480		Occidental Petroleum Corp.	661,420
3,927	@	Transocean, Inc.	539,138
8,000		Valero Energy Corp.	520,560

			13,388,830

Oil & Gas Services: 1.3%
18,850		Halliburton Co.	690,099
1,600	@	National Oilwell Varco, Inc.	109,040
9,500		Schlumberger Ltd.	887,775

			1,686,914

Pharmaceuticals: 6.2%
1,000		Allergan, Inc.	67,040
10,960		AmerisourceBergen Corp.	497,255
23,900		Bristol-Myers Squibb Co.	708,157
26,200		Eli Lilly & Co.	1,387,290
1,420	@	Express Scripts, Inc.	96,205
7,200	@	Gilead Sciences, Inc.	335,088
2,000	@	Medco Health Solutions, Inc.	199,980
44,050		Merck & Co., Inc.	2,614,808
26,270		Pfizer, Inc.	624,175
See Accompanying Notes to Financial Statements

ING Index Plus	PORTFOLIO OF INVESTMENTS
LargeCap Equity Fund IV	AS OF November 30, 2007 (Unaudited) (continued)

Shares			Value

Pharmaceuticals (continued)
39,900		Schering-Plough Corp.	$1,248,870
10,000	@	Watson Pharmaceuticals, Inc.	293,100

			8,071,968

Pipelines: 0.1%
2,300		Williams Cos., Inc.	79,833

			79,833

Retail: 4.9%
1,300	@	Autozone, Inc.	145,119
5,550		Best Buy Co., Inc.	283,328
10,400	@	Big Lots, Inc.	194,168
18,200	@	Coach, Inc.	675,948
11,450		Costco Wholesale Corp.	771,730
11,198		CVS Caremark Corp.	448,928
8,750		Family Dollar Stores, Inc.	206,063
18,720		Gap, Inc.	381,888
9,280		Lowe’s Cos., Inc.	226,525
19,300		McDonald’s Corp.	1,128,471
2,900		Polo Ralph Lauren Corp.	200,042
7,400		RadioShack Corp.	136,900
4,100	@	Starbucks Corp.	95,899
14,200		TJX Cos., Inc.	416,628
17,400		Wal-Mart Stores, Inc.	833,460
8,900		Wendy’s International, Inc.	249,467

			6,394,564

Savings & Loans: 0.8%
44,500		Hudson City Bancorp., Inc.	677,290
18,356		Washington Mutual, Inc.	357,942

			1,035,232

Semiconductors: 3.3%
8,300		Applied Materials, Inc.	156,289
76,800		Intel Corp.	2,002,944
1,100	@	MEMC Electronic Materials, Inc.	85,338
10,100	@	Novellus Systems, Inc.	262,701
44,900	@	Nvidia Corp.	1,416,146
9,500		Texas Instruments, Inc.	299,915

			4,223,333

Software: 3.2%
6,600	@	Autodesk, Inc.	310,794
8,760	@	BMC Software, Inc.	289,781
18,900		CA, Inc.	462,861
70,150		Microsoft Corp.	2,357,040
9,100	@	Novell, Inc.	63,882
30,560	@	Oracle Corp.	616,701

			4,101,059

Telecommunications: 5.1%
4,000	@	American Tower Corp.	182,160
55,576		AT&T, Inc.	2,123,559
3,650		CenturyTel, Inc.	155,600
50,600	@	Cisco Systems, Inc.	1,417,812
14,200		Corning, Inc.	344,918
6,000	@	Juniper Networks, Inc.	178,320
29,850		Qualcomm, Inc.	1,217,283
7,620		Sprint Nextel Corp.	118,262
20,450		Verizon Communications, Inc.	883,645

			6,621,559

Shares			Value

Transportation: 0.3%
2,540		CSX Corp.	$106,680
2,850		Norfolk Southern Corp.	145,949
1,500		Union Pacific Corp.	189,210

			441,839

		Total Common Stock (Cost $96,306,977)	125,333,170

SHORT-TERM INVESTMENTS: 0.3%
Mutual Fund: 0.1%
200,000	**	ING Institutional Prime
		Money Market Fund	200,000

		Total Mutual Fund (Cost $200,000)	200,000

Principal
Amount			Value

Repurchase Agreement: 0.2%
$218,000	Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $218,082 to be received upon repurchase (Collateralized by $395,000 Resolution Funding Corporation, Discount Note, Market Value $223,266, due 07/15/20)		218,000

	Total Repurchase Agreement (Cost $218,000)		218,000

	Total Short-Term Investments (Cost $418,000)		418,000

	Total Investments in Securities (Cost $96,724,977)*	97.2%	$125,751,170
	Other Assets and Liabilities — Net	2.8	3,630,962

	Net Assets	100.0%	$129,382,132

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

**	Investment in affiliate

*	Cost for federal income tax purposes is $98,442,919.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,210,909
Gross Unrealized Depreciation	(1,902,658)

Net Unrealized Appreciation	$27,308,251

ING Index Plus LargeCap Equity Fund IV Open Futures Contracts on November 30, 2007

	Number	Notional		Unrealized
Contract	of	Market	Expiration	Appreciation/
Description	Contracts	Value ($)	Date	(Depreciation)
Long Contracts
S&P 500	12	4,451,100	12/20/07	$811

$811

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund V	as of November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 33.2%
Advertising: 0.1%
4,700		Omnicom Group	$229,125

			229,125

Aerospace/Defense: 0.9%
3,900		Boeing Co.	360,906
2,800		General Dynamics Corp.	248,584
1,300		Goodrich Corp.	92,677
1,350		L-3 Communications Holdings, Inc.	149,378
2,870		Lockheed Martin Corp.	317,623
2,917		Northrop Grumman Corp.	229,830
1,431		Raytheon Co.	88,507
6,300		United Technologies Corp.	471,051

			1,958,556

Agriculture: 0.6%
11,850		Altria Group, Inc.	919,086
2,320		Archer-Daniels-Midland Co.	84,332
1,180		Reynolds American, Inc.	82,624
2,900		UST, Inc.	167,910

			1,253,952

Apparel: 0.1%
3,880		Nike, Inc.	254,722
400		VF Corp.	29,916

			284,638

Auto Manufacturers: 0.1%
9,630	@	Ford Motor Co.	72,321
2,300		General Motors Corp.	68,609
2,350		Paccar, Inc.	118,934

			259,864

Auto Parts & Equipment: 0.1%
3,450		Johnson Controls, Inc.	133,239

			133,239

Banks: 1.6%
21,757		Bank of America Corp.	1,003,650
2,900		Bank of New York Mellon Corp.	139,084
4,163		BB&T Corp.	150,201
2,579		Capital One Financial Corp.	137,486
1,300		Comerica, Inc.	59,514
1,100		Commerce Bancorp., Inc.	43,802
2,000		Fifth Third Bancorp.	59,820
3,900		Keycorp.	102,726
1,598		Marshall & Ilsley Corp.	50,289
4,851		Regions Financial Corp.	128,212
2,250		State Street Corp.	179,753
1,850		SunTrust Bank	129,704
12,348		Wachovia Corp.	530,964
19,500		Wells Fargo & Co.	632,385
1,100		Zions Bancorp.	60,027

			3,407,617

Beverages: 0.9%
7,900		Anheuser-Busch Cos., Inc.	416,488
9,700		Coca-Cola Co.	602,370
1,500	@	Constellation Brands, Inc.	35,325
3,650		Pepsi Bottling Group, Inc.	155,746
9,260		PepsiCo, Inc.	714,687

			1,924,616

Shares			Value

Biotechnology: 0.3%
5,400	@	Amgen, Inc.	$298,350
1,300	@	Biogen Idec, Inc.	96,356
2,200	@	Celgene Corp.	135,410
1,950	@	Genzyme Corp.	146,114
500	@	Millipore Corp.	40,940

			717,170

Building Materials: 0.0%
2,300		Masco Corp.	51,520

			51,520

Chemicals: 0.8%
2,000		Air Products & Chemicals, Inc.	198,080
4,300		Dow Chemical Co.	180,342
2,500		Ecolab, Inc.	119,750
4,700		EI DuPont de Nemours & Co.	216,905
1,200		International Flavors & Fragrances, Inc.	60,168
3,500		Monsanto Co.	347,795
1,750		PPG Industries, Inc.	120,120
2,000		Praxair, Inc.	170,760
750		Sherwin-Williams Co.	47,123
3,700		Sigma-Aldrich Corp.	194,805

			1,655,848

Coal: 0.1%
900		Consol Energy, Inc.	53,352
1,200		Peabody Energy Corp.	66,768

			120,120

Commercial Services: 0.2%
1,000	@	Apollo Group, Inc. — Class A	76,520
2,000		McKesson Corp.	133,460
1,200		Moody’s Corp.	45,192
1,700		Robert Half International, Inc.	45,832
2,400		RR Donnelley & Sons Co.	87,984
4,190		Western Union Co.	94,694

			483,682

Computers: 1.6%
500	@	Affiliated Computer Services, Inc.	20,980
5,000	@	Apple, Inc.	911,100
1,700	@	Cognizant Technology Solutions Corp.	52,870
1,000	@	Computer Sciences Corp.	52,820
14,630	@	Dell, Inc.	359,020
13,400	@	EMC Corp.	258,218
15,100		Hewlett-Packard Co.	772,516
7,500		International Business Machines Corp.	788,850
1,850	@	Lexmark International, Inc.	64,528
1,200	@	Sandisk Corp.	44,928
3,750	@	Sun Microsystems, Inc.	77,925

			3,403,755

Cosmetics/Personal Care: 0.8%
1,700		Avon Products, Inc.	69,785
3,700		Colgate-Palmolive Co.	296,296
17,275		Procter & Gamble Co.	1,278,350

			1,644,431

Diversified Financial Services: 2.5%
6,000		American Express Co.	353,880
1,260		Ameriprise Financial, Inc.	73,949
1,140		Bear Stearns Cos., Inc.	113,658
4,400		Charles Schwab Corp.	106,964
1,650		CIT Group, Inc.	43,890
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund V	as of November 30, 2007 (Unaudited)(Continued)

Shares			Value

Diversified Financial Services (continued)
26,200		Citigroup, Inc.	$872,460
290		CME Group, Inc.	190,994
3,198		Countrywide Financial Corp.	34,602
2,875		Discover Financial Services	49,939
9,900	@	E*Trade Financial Corp.	45,540
5,050		Fannie Mae	194,021
1,100		Federated Investors, Inc.	44,869
500		Franklin Resources, Inc.	61,590
3,600		Freddie Mac	126,252
2,900		Goldman Sachs Group, Inc.	657,256
400	@	IntercontinentalExchange, Inc.	66,784
2,000		Janus Capital Group, Inc.	67,140
20,400		JPMorgan Chase & Co.	930,648
600		Legg Mason, Inc.	45,786
4,260		Lehman Brothers Holdings, Inc.	266,804
6,900		Merrill Lynch & Co., Inc.	413,586
5,950		Morgan Stanley	313,684
1,450		Nyse Euronext	125,570
2,000		SLM Corp.	76,160
600		T. Rowe Price Group, Inc.	36,888

			5,312,914

Electric: 1.2%
1,000		Allegheny Energy, Inc.	60,750
1,500		Constellation Energy Group, Inc.	150,315
5,000		Dominion Resources, Inc.	236,150
1,900		DTE Energy Co.	93,195
10,400		Duke Energy Corp.	205,816
1,120		Edison International	62,698
2,900		Entergy Corp.	346,666
3,900		Exelon Corp.	316,173
3,650		FirstEnergy Corp.	250,244
4,400		FPL Group, Inc.	306,944
4,300		PPL Corp.	219,128
2,650		Public Service Enterprise Group, Inc.	253,711

			2,501,790

Electrical Components & Equipment: 0.2%
5,700		Emerson Electric Co.	325,014

			325,014

Electronics: 0.3%
2,050	@	Agilent Technologies, Inc.	77,552
2,400		Applera Corp. — Applied Biosystems Group	81,984
1,900		Jabil Circuit, Inc.	32,205
3,900	@	Thermo Electron Corp.	224,796
2,375	@@	Tyco Electronics Ltd.	88,801
1,200	@	Waters Corp.	93,648

			598,986

Engineering & Construction: 0.0%
400		Fluor Corp.	58,868
400	@	Jacobs Engineering Group, Inc.	33,508

			92,376

Entertainment: 0.0%
1,950		International Game Technology	85,137

			85,137

Environmental Control: 0.0%
3,100	@	Allied Waste Industries, Inc.	35,371

			35,371

Shares			Value

Food: 0.5%
3,200		General Mills, Inc.	$192,480
3,250		HJ Heinz Co.	153,725
4,500		Kellogg Co.	243,180
3,322		Kraft Foods, Inc.	114,775
4,900		Kroger Co.	140,875
1,250		Safeway, Inc.	43,500
2,200		Sysco Corp.	71,522
2,100		WM Wrigley Jr. Co.	134,400

			1,094,457

Forest Products & Paper: 0.0%
2,500		International Paper Co.	84,375

			84,375

Gas: 0.1%
2,100		Sempra Energy	131,502

			131,502

Hand/Machine Tools: 0.1%
870		Black & Decker Corp.	71,906
1,200		Snap-On, Inc.	58,656
1,000		Stanley Works	52,150

			182,712

Healthcare — Products: 1.0%
4,100		Baxter International, Inc.	245,467
3,600	@	Boston Scientific Corp.	45,468
2,375	@@	Covidien Ltd.	95,261
1,000		CR Bard, Inc.	84,530
15,200		Johnson & Johnson	1,029,648
6,100		Medtronic, Inc.	310,185
2,300	@	St. Jude Medical, Inc.	91,425
1,600		Stryker Corp.	116,208
500	@	Zimmer Holdings, Inc.	32,365

			2,050,557

Healthcare — Services: 0.5%
3,210		Aetna, Inc.	179,375
1,235	@	Coventry Health Care, Inc.	71,482
1,290	@	Humana, Inc.	99,369
1,400	@	Laboratory Corp. of America Holdings	101,738
8,070		UnitedHealth Group, Inc.	443,850
2,880	@	WellPoint, Inc.	242,525

			1,138,339

Holding Companies — Diversified: 0.0%
900		Leucadia National Corp.	42,264

			42,264

Home Builders: 0.0%
1,400		Centex Corp.	29,204
2,700		D.R. Horton, Inc.	32,319
1,500		KB Home	31,335
900		Lennar Corp.	14,256

			107,114

Home Furnishings: 0.0%
400		Harman International Industries, Inc.	29,440
400		Whirlpool Corp.	32,384

			61,824

Household Products/Wares: 0.2%
5,350		Kimberly-Clark Corp.	373,484

			373,484

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund V	as of November 30, 2007 (Unaudited)(Continued)

Shares			Value

Housewares: 0.0%
2,300		Newell Rubbermaid, Inc.	$61,594

			61,594

Insurance: 1.7%
2,960	@@	ACE Ltd.	177,097
2,850		Aflac, Inc.	178,524
6,310		Allstate Corp.	322,567
1,350		AMBAC Financial Group, Inc.	36,761
15,000		American International Group, Inc.	871,950
2,150		AON Corp.	107,436
1,800		Assurant, Inc.	117,774
3,280		Chubb Corp.	178,924
2,000		Cigna Corp.	107,220
1,950		Hartford Financial Services Group, Inc.	185,874
800		Loews Corp.	38,232
1,400		Marsh & McLennan Cos., Inc.	35,168
1,900		MBIA, Inc.	69,369
5,020		Metlife, Inc.	329,262
3,680		Progressive Corp.	67,712
3,800		Prudential Financial, Inc.	357,732
1,640		Safeco Corp.	94,644
1,050		Torchmark Corp.	64,764
5,050		Travelers Cos., Inc.	268,206
1,900	@@	XL Capital Ltd.	111,207

			3,720,423

Internet: 0.7%
1,000	@	Akamai Technologies, Inc.	38,060
1,600	@	Amazon.com, Inc.	144,896
6,100	@	eBay, Inc.	204,533
1,100	@	Expedia, Inc.	35,860
1,200	@	Google, Inc. — Class A	831,600
1,600	@	IAC/InterActiveCorp.	44,528
5,369	@	Symantec Corp.	95,568
4,900	@	Yahoo!, Inc.	131,369

			1,526,414

Investment Companies: 0.0%
900		American Capital Strategies Ltd.	33,849

			33,849

Iron/Steel: 0.1%
1,640		Nucor Corp.	97,104
740		United States Steel Corp.	72,298

			169,402

Leisure Time: 0.1%
2,200		Carnival Corp.	99,264
700		Harley-Davidson, Inc.	33,614

			132,878

Lodging: 0.1%
1,100		Harrah’s Entertainment, Inc.	96,877
2,600		Marriott International, Inc.	97,500
2,200		Starwood Hotels & Resorts Worldwide, Inc.	118,096

			312,473

Machinery — Construction & Mining: 0.1%
3,100		Caterpillar, Inc.	222,890
700	@	Terex Corp.	45,115

			268,005

Shares			Value

Machinery — Diversified: 0.2%
1,000		Cummins, Inc.	$116,900
1,300		Deere & Co.	223,340
800		Rockwell Automation, Inc.	54,312

			394,552

Media: 0.8%
2,300		Clear Channel Communications, Inc.	82,570
9,550	@	Comcast Corp. — Class A	196,157
7,000	@	DIRECTV Group, Inc.	174,090
800		EW Scripps Co.	34,760
1,470		McGraw-Hill Cos., Inc.	72,148
700		Meredith Corp.	38,535
11,500		News Corp. — Class A	242,305
13,600		Time Warner, Inc.	234,736
4,900	@	Viacom — Class B	205,898
14,000		Walt Disney Co.	464,100

			1,745,299

Mining: 0.2%
1,000		Alcoa, Inc.	36,370
2,864		Freeport-McMoRan Copper & Gold, Inc.	283,336
1,500		Newmont Mining Corp.	74,535

			394,241

Miscellaneous Manufacturing: 1.9%
3,900		3M Co.	324,714
2,000		Cooper Industries Ltd.	100,440
3,550		Danaher Corp.	308,211
3,700		Dover Corp.	171,236
1,600		Eastman Kodak Co.	37,568
2,300		Eaton Corp.	205,413
52,950		General Electric Co.	2,027,456
3,900		Honeywell International, Inc.	220,818
3,000		Illinois Tool Works, Inc.	166,500
2,400		ITT Corp.	154,656
2,000		Parker Hannifin Corp.	158,860
500		Textron, Inc.	34,525
2,275	@@	Tyco International Ltd.	91,296

			4,001,693

Oil & Gas: 3.3%
1,300		Anadarko Petroleum Corp.	73,580
1,700		Apache Corp.	164,543
2,000		Chesapeake Energy Corp.	75,700
13,661		Chevron Corp.	1,199,026
10,147		ConocoPhillips	812,166
3,800		Devon Energy Corp.	314,678
1,400		ENSCO International, Inc.	75,390
32,650		ExxonMobil Corp.	2,911,074
2,000		Hess Corp.	142,440
4,340		Marathon Oil Corp.	242,606
1,200		Murphy Oil Corp.	85,824
2,400		Noble Corp.	125,112
1,000		Noble Energy, Inc.	72,040
5,300		Occidental Petroleum Corp.	369,781
800		Tesoro Petroleum Corp.	39,344
1,609	@	Transocean, Inc.	220,900
3,500		Valero Energy Corp.	227,745
600		XTO Energy, Inc.	37,092

			7,189,041

Oil & Gas Services: 0.5%
500		Baker Hughes, Inc.	40,135
5,400		Halliburton Co.	197,694
2,300	@	National Oilwell Varco, Inc.	156,745
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund V	as of November 30, 2007 (Unaudited)(Continued)

Shares			Value

Oil & Gas Services (continued)
6,100		Schlumberger Ltd.	$570,045
1,500		Smith International, Inc.	94,080

			1,058,699

Packaging & Containers: 0.1%
2,500		Ball Corp.	115,625
1,700	@	Pactiv Corp.	43,180

			158,805

Pharmaceuticals: 1.9%
4,700		Abbott Laboratories	270,297
1,400		Allergan, Inc.	93,856
1,500		AmerisourceBergen Corp.	68,055
11,800		Bristol-Myers Squibb Co.	349,634
1,140		Cardinal Health, Inc.	69,027
7,100		Eli Lilly & Co.	375,945
1,420	@	Express Scripts, Inc.	96,205
950	@	Forest Laboratories, Inc.	36,623
4,500	@	Gilead Sciences, Inc.	209,430
1,000	@	Hospira, Inc.	43,300
2,000	@	Medco Health Solutions, Inc.	199,980
12,400		Merck & Co., Inc.	736,064
37,190		Pfizer, Inc.	883,634
10,200		Schering-Plough Corp.	319,260
1,400	@	Watson Pharmaceuticals, Inc.	41,034
5,300		Wyeth	260,230

			4,052,574

Pipelines: 0.1%
1,400		Questar Corp.	74,830
4,000		Spectra Energy Corp.	98,560
2,850		Williams Cos., Inc.	98,924

			272,314

Retail: 1.8%
1,000		Abercrombie & Fitch Co.	82,040
900	@	Autozone, Inc.	100,467
1,000	@	Bed Bath & Beyond, Inc.	31,450
3,085		Best Buy Co., Inc.	157,489
2,900	@	Big Lots, Inc.	54,143
4,320	@	Coach, Inc.	160,445
3,700		Costco Wholesale Corp.	249,380
9,410		CVS Caremark Corp.	377,247
2,200		Darden Restaurants, Inc.	87,538
1,950		Family Dollar Stores, Inc.	45,923
4,390		Gap, Inc.	89,556
6,470		Home Depot, Inc.	184,783
750		JC Penney Co., Inc.	33,090
1,450	@	Kohl’s Corp.	71,456
10,560		Lowe’s Cos., Inc.	257,770
7,200		McDonald’s Corp.	420,984
1,400		Nordstrom, Inc.	46,956
1,200		Polo Ralph Lauren Corp.	82,776
1,800		RadioShack Corp.	33,300
450	@	Sears Holding Corp.	47,480
1,610		Staples, Inc.	38,157
4,150	@	Starbucks Corp.	97,069
3,650		Target Corp.	219,219
4,850		TJX Cos., Inc.	142,299
1,300		Walgreen Co.	47,567
11,500		Wal-Mart Stores, Inc.	550,850
1,600		Wendy’s International, Inc.	44,848
2,900		Yum! Brands, Inc.	107,735

			3,862,017

Shares			Value

Savings & Loans: 0.2%
13,400		Hudson City Bancorp., Inc.	$203,948
6,962		Washington Mutual, Inc.	135,759

			339,707

Semiconductors: 0.9%
2,600		Analog Devices, Inc.	80,028
10,300		Applied Materials, Inc.	193,949
1,200	@	Broadcom Corp.	32,088
35,300		Intel Corp.	920,624
1,000		KLA-Tencor Corp.	48,080
1,200	@	MEMC Electronic Materials, Inc.	93,096
2,450		National Semiconductor Corp.	56,007
1,650	@	Novellus Systems, Inc.	42,917
2,900	@	Nvidia Corp.	91,466
2,400	@	QLogic Corp.	32,448
7,800		Texas Instruments, Inc.	246,246
1,900		Xilinx, Inc.	41,610

			1,878,559

Software: 1.2%
2,790	@	Adobe Systems, Inc.	117,571
1,650	@	Autodesk, Inc.	77,699
2,250		Automatic Data Processing, Inc.	101,385
2,200	@	BMC Software, Inc.	72,776
5,600		CA, Inc.	137,144
600	@	Electronic Arts, Inc.	33,714
900		Fidelity National Information Services, Inc.	38,898
1,050	@	Fiserv, Inc.	53,897
44,800		Microsoft Corp.	1,505,280
5,200	@	Novell, Inc.	36,504
22,840	@	Oracle Corp.	460,911
1,400		Paychex, Inc.	54,600

			2,690,379

Telecommunications: 2.0%
2,300	@	American Tower Corp.	104,742
33,948		AT&T, Inc.	1,297,153
2,400		CenturyTel, Inc.	102,312
900	@	Ciena Corp.	39,582
32,800	@	Cisco Systems, Inc.	919,056
8,950		Corning, Inc.	217,396
685		Embarq Corp.	34,901
2,700	@	JDS Uniphase Corp.	36,342
2,400	@	Juniper Networks, Inc.	71,328
11,080		Motorola, Inc.	176,948
11,050		Qualcomm, Inc.	450,619
8,900	@	Qwest Communications International, Inc.	59,007
11,002		Sprint Nextel Corp.	170,751
12,150		Verizon Communications, Inc.	525,002
6,800		Windstream Corp.	88,060

			4,293,199

Toys/Games/Hobbies: 0.0%
1,800		Hasbro, Inc.	49,986

			49,986

Transportation: 0.5%
400		Burlington Northern Santa Fe Corp.	33,408
800		CH Robinson Worldwide, Inc.	41,240
4,340		CSX Corp.	182,280
800		Expeditors International Washington, Inc.	37,536
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund V	as of November 30, 2007 (Unaudited) (Continued)

Shares		Value

Transportation (continued)
2,000	FedEx Corp.	$196,940
2,850	Norfolk Southern Corp.	145,949
1,950	Union Pacific Corp.	245,973
3,500	United Parcel Service, Inc. — Class B	257,867

		1,141,193

	Total Common Stock (Cost $70,492,090)	71,493,645

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Hotels: 0.0%
2,300	Host Hotels & Resorts, Inc.	44,137

		44,137

Regional Malls: 0.1%
700	General Growth Properties, Inc.	32,508
400	Simon Property Group, Inc.	39,380

		71,888

Warehouse/Industrial: 0.1%
2,200	Prologis	143,924

		143,924

	Total Real Estate Investment Trusts (Cost $289,717)	259,949

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 57.6%
Federal National Mortgage Corporation: 57.6%
$124,700,000	Z	3.500%, due 01/22/08	124,079,069

		Total U.S. Government Agency Obligations (Cost $124,119,668)	124,079,069

		Total Long-Term Investments (Cost $194,901,475)	195,832,663

Shares			Value

SHORT-TERM INVESTMENTS: 9.9%
Mutual Fund: 2.5%
5,475,000	**	ING Institutional Prime Money Market Fund	5,475,000

		Total Mutual Fund (Cost $5,475,000)	5,475,000

Principal
Amount			Value

U.S. Government Agency Obligations: 7.2%
$6,555,000	Z	Fannie Mae, 4.230%, due 01/22/08	6,514,421
9,000,000	Z	Freddie Mac, 4.260%, due 01/18/08	8,948,060

		Total U.S. Government Agency Obligations (Cost $15,462,481)	15,462,481

Principal
Amount			Value

Repurchase Agreement: 0.2%
$439,000	Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $439,165 to be received upon repurchase (Collateralized by $795,000 Resolution Funding Corporation, Discount Note, Market Value $449,358, due 07/15/20)		$439,000

	Total Repurchase Agreement (Cost $439,000)		439,000

	Total Short-Term Investments (Cost $21,376,481)		21,376,481

	Total Investments in Securities (Cost $216,277,956)*	100.9%	$217,209,144
	Other Assets and Liabilities — Net	(0.9)	(1,852,771)

	Net Assets	100.0%	$215,356,373

@	Non-income producing security

@@	Foreign Issuer

**	Investment in affiliate

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $217,900,087.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,976,555
Gross Unrealized Depreciation	(3,667,498)

Net Unrealized Depreciation	$(690,943)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VI	as of November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 33.0%
Advertising: 0.1%
4,400		Omnicom Group	$214,500

			214,500

Aerospace/Defense: 0.9%
3,300		Boeing Co.	305,382
2,500		General Dynamics Corp.	221,950
1,200		Goodrich Corp.	85,548
1,300		L-3 Communications Holdings, Inc.	143,845
2,630		Lockheed Martin Corp.	291,062
2,727		Northrop Grumman Corp.	214,860
1,341		Raytheon Co.	82,941
5,850		United Technologies Corp.	437,405

			1,782,993

Agriculture: 0.6%
10,900		Altria Group, Inc.	845,404
2,360		Archer-Daniels-Midland Co.	85,786
920		Reynolds American, Inc.	64,418
2,800		UST, Inc.	162,120

			1,157,728

Apparel: 0.1%
3,700		Nike, Inc.	242,905
400		VF Corp.	29,916

			272,821

Auto Manufacturers: 0.1%
9,000	@	Ford Motor Co.	67,590
2,200		General Motors Corp.	65,626
2,150		Paccar, Inc.	108,812

			242,028

Auto Parts & Equipment: 0.1%
3,050		Johnson Controls, Inc.	117,791

			117,791

Banks: 1.6%
20,065		Bank of America Corp.	925,598
2,600		Bank of New York Mellon Corp.	124,696
3,854		BB&T Corp.	139,052
2,342		Capital One Financial Corp.	124,852
1,300		Comerica, Inc.	59,514
1,000		Commerce Bancorp., Inc.	39,820
1,750		Fifth Third Bancorp.	52,343
3,400		Keycorp.	89,556
1,000		Marshall & Ilsley Corp.	31,470
5,414		Regions Financial Corp.	143,092
2,100		State Street Corp.	167,769
1,700		SunTrust Bank	119,187
10,767		Wachovia Corp.	462,981
18,000		Wells Fargo & Co.	583,740
1,000		Zions Bancorp.	54,570

			3,118,240

Beverages: 0.9%
7,300		Anheuser-Busch Cos., Inc.	384,856
9,150		Coca-Cola Co.	568,215
1,400	@	Constellation Brands, Inc.	32,970
3,050		Pepsi Bottling Group, Inc.	130,144
8,490		PepsiCo, Inc.	655,258

			1,771,443

Shares			Value

Biotechnology: 0.3%
5,050	@	Amgen, Inc.	$279,013
1,300	@	Biogen Idec, Inc.	96,356
1,560	@	Celgene Corp.	96,018
1,300	@	Genzyme Corp.	97,409
400	@	Millipore Corp.	32,752

			601,548

Building Materials: 0.0%
2,150		Masco Corp.	48,160

			48,160

Chemicals: 0.8%
2,000		Air Products & Chemicals, Inc.	198,080
3,800		Dow Chemical Co.	159,372
2,300		Ecolab, Inc.	110,170
4,400		EI DuPont de Nemours & Co.	203,060
1,100		International Flavors & Fragrances, Inc.	55,154
3,180		Monsanto Co.	315,997
1,510		PPG Industries, Inc.	103,646
1,800		Praxair, Inc.	153,684
850		Sherwin-Williams Co.	53,406
3,500		Sigma-Aldrich Corp.	184,275

			1,536,844

Coal: 0.1%
800		Consol Energy, Inc.	47,424
1,100		Peabody Energy Corp.	61,204

			108,628

Commercial Services: 0.2%
1,000	@	Apollo Group, Inc. — Class A	76,520
1,810		McKesson Corp.	120,781
1,200		Moody’s Corp.	45,192
1,500		Robert Half International, Inc.	40,440
2,100		RR Donnelley & Sons Co.	76,986
3,817		Western Union Co.	86,264

			446,183

Computers: 1.6%
500	@	Affiliated Computer Services, Inc.	20,980
4,500	@	Apple, Inc.	819,990
1,600	@	Cognizant Technology Solutions Corp.	49,760
1,000	@	Computer Sciences Corp.	52,820
13,540	@	Dell, Inc.	332,272
12,350	@	EMC Corp.	237,985
13,850		Hewlett-Packard Co.	708,566
6,950		International Business Machines Corp.	731,001
1,750	@	Lexmark International, Inc.	61,040
1,100	@	Sandisk Corp.	41,184
4,000	@	Sun Microsystems, Inc.	83,120

			3,138,718

Cosmetics/Personal Care: 0.8%
1,000		Avon Products, Inc.	41,050
3,800		Colgate-Palmolive Co.	304,304
15,916		Procter & Gamble Co.	1,177,784

			1,523,138

Diversified Financial Services: 2.5%
5,600		American Express Co.	330,288
1,480		Ameriprise Financial, Inc.	86,861
1,040		Bear Stearns Cos., Inc.	103,688
4,050		Charles Schwab Corp.	98,456
1,500		CIT Group, Inc.	39,900
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VI	as of November 30, 2007 (Unaudited) (continued)

Shares			Value

Diversified Financial Services (continued)
24,100		Citigroup, Inc.	$802,530
350		CME Group, Inc.	230,510
2,968		Countrywide Financial Corp.	32,114
3,025		Discover Financial Services	52,544
9,100	@	E*Trade Financial Corp.	41,860
4,450		Fannie Mae	170,969
1,000		Federated Investors, Inc.	40,790
700		Franklin Resources, Inc.	86,226
3,300		Freddie Mac	115,731
2,500		Goldman Sachs Group, Inc.	566,600
400	@	IntercontinentalExchange, Inc.	66,784
1,600		Janus Capital Group, Inc.	53,712
18,700		JPMorgan Chase & Co.	853,094
600		Legg Mason, Inc.	45,786
3,920		Lehman Brothers Holdings, Inc.	245,510
6,300		Merrill Lynch & Co., Inc.	377,622
5,850		Morgan Stanley	308,412
1,290		Nyse Euronext	111,714
1,850		SLM Corp.	70,448
500		T. Rowe Price Group, Inc.	30,740

			4,962,889

Electric: 1.1%
1,000		Allegheny Energy, Inc.	60,750
1,400		Constellation Energy Group, Inc.	140,294
4,500		Dominion Resources, Inc.	212,535
1,700		DTE Energy Co.	83,385
9,600		Duke Energy Corp.	189,984
1,020		Edison International	57,100
2,700		Entergy Corp.	322,758
3,400		Exelon Corp.	275,638
3,300		FirstEnergy Corp.	226,248
4,300		FPL Group, Inc.	299,968
3,900		PPL Corp.	198,744
2,350		Public Service Enterprise Group, Inc.	224,989

			2,292,393

Electrical Components & Equipment: 0.2%
5,300		Emerson Electric Co.	302,206

			302,206

Electronics: 0.3%
1,150	@	Agilent Technologies, Inc.	43,505
2,200		Applera Corp. — Applied Biosystems Group	75,152
1,700		Jabil Circuit, Inc.	28,815
3,850	@	Thermo Electron Corp.	221,914
2,250	@@	Tyco Electronics Ltd.	84,128
1,200	@	Waters Corp.	93,648

			547,162

Engineering & Construction: 0.0%
400		Fluor Corp.	58,868
400	@	Jacobs Engineering Group, Inc.	33,508

			92,376

Entertainment: 0.0%
1,950		International Game Technology	85,137

			85,137

Environmental Control: 0.0%
2,900	@	Allied Waste Industries, Inc.	33,089

			33,089

Shares			Value

Food: 0.5%
2,950		General Mills, Inc.	$177,443
3,000		HJ Heinz Co.	141,900
4,100		Kellogg Co.	221,564
3,019		Kraft Foods, Inc.	104,306
4,450		Kroger Co.	127,938
1,300		Safeway, Inc.	45,240
2,100		Sysco Corp.	68,271
2,000		WM Wrigley Jr. Co.	128,000

			1,014,662

Forest Products & Paper: 0.0%
2,600		International Paper Co.	87,750

			87,750

Gas: 0.1%
2,000		Sempra Energy	125,240

			125,240

Hand/Machine Tools: 0.1%
900		Black & Decker Corp.	74,385
1,000		Snap-On, Inc.	48,880
1,000		Stanley Works	52,150

			175,415

Healthcare — Products: 0.9%
3,250		Baxter International, Inc.	194,578
3,200	@	Boston Scientific Corp.	40,416
2,250	@@	Covidien Ltd.	90,248
900		CR Bard, Inc.	76,077
14,050		Johnson & Johnson	951,747
5,400		Medtronic, Inc.	274,590
2,100	@	St. Jude Medical, Inc.	83,475
1,500		Stryker Corp.	108,945
400	@	Zimmer Holdings, Inc.	25,892

			1,845,968

Healthcare — Services: 0.5%
2,960		Aetna, Inc.	165,405
1,465	@	Coventry Health Care, Inc.	84,794
1,050	@	Humana, Inc.	80,882
1,250	@	Laboratory Corp. of America Holdings	90,838
7,260		UnitedHealth Group, Inc.	399,300
2,540	@	WellPoint, Inc.	213,893

			1,035,112

Holding Companies — Diversified: 0.0%
800		Leucadia National Corp.	37,568

			37,568

Home Builders: 0.0%
1,300		Centex Corp.	27,118
2,400		D.R. Horton, Inc.	28,728
1,300		KB Home	27,157
800		Lennar Corp.	12,672

			95,675

Home Furnishings: 0.0%
400		Harman International Industries, Inc.	29,440
400		Whirlpool Corp.	32,384

			61,824

Household Products/Wares: 0.2%
4,900		Kimberly-Clark Corp.	342,069

			342,069

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VI	as of November 30, 2007 (Unaudited) (continued)

Shares			Value

Housewares: 0.0%
2,100		Newell Rubbermaid, Inc.	$56,238

			56,238

Insurance: 1.7%
2,820	@@	ACE Ltd.	168,721
2,150		Aflac, Inc.	134,676
5,710		Allstate Corp.	291,895
1,000		AMBAC Financial Group, Inc.	27,230
13,800		American International Group, Inc.	802,194
1,600		AON Corp.	79,952
1,700		Assurant, Inc.	111,231
2,980		Chubb Corp.	162,559
1,960		Cigna Corp.	105,076
1,850		Hartford Financial Services Group, Inc.	176,342
700		Loews Corp.	33,453
1,300		Marsh & McLennan Cos., Inc.	32,656
1,750		MBIA, Inc.	63,893
4,910		Metlife, Inc.	322,047
3,640		Progressive Corp.	66,976
3,560		Prudential Financial, Inc.	335,138
1,480		Safeco Corp.	85,411
1,050		Torchmark Corp.	64,764
4,710		Travelers Cos., Inc.	250,148
1,700	@@	XL Capital Ltd.	99,501

			3,413,863

Internet: 0.7%
900	@	Akamai Technologies, Inc.	34,254
1,600	@	Amazon.com, Inc.	144,896
5,650	@	eBay, Inc.	189,445
1,000	@	Expedia, Inc.	32,600
1,200	@	Google, Inc. — Class A	831,600
1,500	@	IAC/InterActiveCorp.	41,745
4,988	@	Symantec Corp.	88,786
4,200	@	Yahoo!, Inc.	112,602

			1,475,928

Investment Companies: 0.0%
800		American Capital Strategies Ltd.	30,088

			30,088

Iron/Steel: 0.1%
1,320		Nucor Corp.	78,157
900		United States Steel Corp.	87,930

			166,087

Leisure Time: 0.1%
2,150		Carnival Corp.	97,008
700		Harley-Davidson, Inc.	33,614

			130,622

Lodging: 0.1%
1,000		Harrah’s Entertainment, Inc.	88,070
2,400		Marriott International, Inc.	90,000
2,050		Starwood Hotels & Resorts Worldwide, Inc.	110,044

			288,114

Machinery — Construction & Mining: 0.1%
2,900		Caterpillar, Inc.	208,510
600	@	Terex Corp.	38,670

			247,180

Shares			Value

Machinery — Diversified: 0.2%
1,000		Cummins, Inc.	$116,900
1,300		Deere & Co.	223,340
710		Rockwell Automation, Inc.	48,202

			388,442

Media: 0.8%
2,100		Clear Channel Communications, Inc.	75,390
8,850	@	Comcast Corp. — Class A	181,779
6,500	@	DIRECTV Group, Inc.	161,655
700		EW Scripps Co.	30,415
1,550		McGraw-Hill Cos., Inc.	76,074
600		Meredith Corp.	33,030
10,400		News Corp. — Class A	219,128
12,500		Time Warner, Inc.	215,750
4,500	@	Viacom — Class B	189,090
12,900		Walt Disney Co.	427,635

			1,609,946

Mining: 0.2%
1,000		Alcoa, Inc.	36,370
2,631		Freeport-McMoRan Copper & Gold, Inc.	260,285
1,400		Newmont Mining Corp.	69,566

			366,221

Miscellaneous Manufacturing: 1.9%
3,650		3M Co.	303,899
1,900		Cooper Industries Ltd.	95,418
3,250		Danaher Corp.	282,165
3,500		Dover Corp.	161,980
1,400		Eastman Kodak Co.	32,872
1,850		Eaton Corp.	165,224
48,850		General Electric Co.	1,870,467
3,800		Honeywell International, Inc.	215,156
2,900		Illinois Tool Works, Inc.	160,950
2,200		ITT Corp.	141,768
1,800		Parker Hannifin Corp.	142,974
1,000		Textron, Inc.	69,050
1,950	@@	Tyco International Ltd.	78,254

			3,720,177

Oil & Gas: 3.3%
1,200		Anadarko Petroleum Corp.	67,920
1,600		Apache Corp.	154,864
1,700		Chesapeake Energy Corp.	64,345
12,593		Chevron Corp.	1,105,288
9,264		ConocoPhillips	741,491
3,500		Devon Energy Corp.	289,835
1,300		ENSCO International, Inc.	70,005
30,050		ExxonMobil Corp.	2,679,258
1,500		Hess Corp.	106,830
3,900		Marathon Oil Corp.	218,010
1,100		Murphy Oil Corp.	78,672
2,200		Noble Corp.	114,686
890		Noble Energy, Inc.	64,116
5,200		Occidental Petroleum Corp.	362,804
700		Tesoro Petroleum Corp.	34,426
1,469	@	Transocean, Inc.	201,679
3,450		Valero Energy Corp.	224,492
600		XTO Energy, Inc.	37,092

			6,615,813

Oil & Gas Services: 0.5%
400		Baker Hughes, Inc.	32,108
4,550		Halliburton Co.	166,576
2,100	@	National Oilwell Varco, Inc.	143,115
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VI	as of November 30, 2007 (Unaudited) (continued)

Shares			Value

Oil & Gas Services (continued)
5,600		Schlumberger Ltd.	$523,320
1,800		Smith International, Inc.	112,896

			978,015

Packaging & Containers: 0.1%
1,850		Ball Corp.	85,563
1,500	@	Pactiv Corp.	38,100

			123,663

Pharmaceuticals: 1.8%
4,400		Abbott Laboratories	253,044
1,300		Allergan, Inc.	87,152
1,380		AmerisourceBergen Corp.	62,611
10,600		Bristol-Myers Squibb Co.	314,078
1,000		Cardinal Health, Inc.	60,550
6,500		Eli Lilly & Co.	344,175
1,120	@	Express Scripts, Inc.	75,880
900	@	Forest Laboratories, Inc.	34,695
4,400	@	Gilead Sciences, Inc.	204,776
900	@	Hospira, Inc.	38,970
1,600	@	Medco Health Solutions, Inc.	159,984
11,250		Merck & Co., Inc.	667,800
34,300		Pfizer, Inc.	814,968
9,450		Schering-Plough Corp.	295,785
1,300	@	Watson Pharmaceuticals, Inc.	38,103
4,800		Wyeth	235,680

			3,688,251

Pipelines: 0.1%
1,400		Questar Corp.	74,830
3,700		Spectra Energy Corp.	91,168
3,450		Williams Cos., Inc.	119,750

			285,748

Retail: 1.8%
900		Abercrombie & Fitch Co.	73,836
800	@	Autozone, Inc.	89,304
1,000	@	Bed Bath & Beyond, Inc.	31,450
2,965		Best Buy Co., Inc.	151,363
1,900	@	Big Lots, Inc.	35,473
3,950	@	Coach, Inc.	146,703
3,450		Costco Wholesale Corp.	232,530
8,476		CVS Caremark Corp.	339,803
1,650		Darden Restaurants, Inc.	65,654
1,750		Family Dollar Stores, Inc.	41,213
3,050		Gap, Inc.	62,220
5,940		Home Depot, Inc.	169,646
650		JC Penney Co., Inc.	28,678
1,000	@	Kohl’s Corp.	49,280
9,700		Lowe’s Cos., Inc.	236,777
7,050		McDonald’s Corp.	412,214
1,500		Nordstrom, Inc.	50,310
1,000		Polo Ralph Lauren Corp.	68,980
1,700		RadioShack Corp.	31,450
390	@	Sears Holding Corp.	41,149
1,650		Staples, Inc.	39,105
3,800	@	Starbucks Corp.	88,882
3,450		Target Corp.	207,207
3,850		TJX Cos., Inc.	112,959
1,200		Walgreen Co.	43,908
10,650		Wal-Mart Stores, Inc.	510,135
1,400		Wendy’s International, Inc.	39,242
2,500		Yum! Brands, Inc.	92,875

			3,492,346

Shares			Value

Savings & Loans: 0.2%
12,300		Hudson City Bancorp., Inc.	$187,206
6,362		Washington Mutual, Inc.	124,059

			311,265

Semiconductors: 0.9%
2,350		Analog Devices, Inc.	72,333
9,350		Applied Materials, Inc.	176,061
2,000	@	Broadcom Corp.	53,480
32,130		Intel Corp.	837,950
900		KLA-Tencor Corp.	43,272
1,100	@	MEMC Electronic Materials, Inc.	85,338
2,600		National Semiconductor Corp.	59,436
1,500	@	Novellus Systems, Inc.	39,015
2,600	@	Nvidia Corp.	82,004
2,200	@	QLogic Corp.	29,744
7,300		Texas Instruments, Inc.	230,461
1,700		Xilinx, Inc.	37,230

			1,746,324

Software: 1.3%
2,490	@	Adobe Systems, Inc.	104,929
1,720	@	Autodesk, Inc.	80,995
2,050		Automatic Data Processing, Inc.	92,373
2,250	@	BMC Software, Inc.	74,430
5,150		CA, Inc.	126,124
500	@	Electronic Arts, Inc.	28,095
800		Fidelity National Information Services, Inc.	34,576
1,000	@	Fiserv, Inc.	51,330
1	@	Metavante Technologies, inc.	23
41,300		Microsoft Corp.	1,387,665
4,700	@	Novell, Inc.	32,994
20,920	@	Oracle Corp.	422,166
1,450		Paychex, Inc.	56,550

			2,492,250

Telecommunications: 2.0%
2,100	@	American Tower Corp.	95,634
31,052		AT&T, Inc.	1,186,497
2,500		CenturyTel, Inc.	106,575
800	@	Ciena Corp.	35,184
30,250	@	Cisco Systems, Inc.	847,605
7,550		Corning, Inc.	183,390
675		Embarq Corp.	34,391
2,500	@	JDS Uniphase Corp.	33,650
2,800	@	Juniper Networks, Inc.	83,216
10,190		Motorola, Inc.	162,734
10,250		Qualcomm, Inc.	417,995
8,300	@	Qwest Communications International, Inc.	55,029
9,200		Sprint Nextel Corp.	142,784
11,200		Verizon Communications, Inc.	483,952
6,300		Windstream Corp.	81,585

			3,950,221

Toys/Games/Hobbies: 0.0%
1,700		Hasbro, Inc.	47,209

			47,209

Transportation: 0.5%
400		Burlington Northern Santa Fe Corp.	33,408
700		CH Robinson Worldwide, Inc.	36,085

3,880		CSX Corp.	162,960

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VI	as of November 30, 2007 (Unaudited) (Continued)

Shares		Value

Transportation (continued)
700	Expeditors International Washington, Inc.	$32,844
2,000	FedEx Corp.	196,940
2,700	Norfolk Southern Corp.	138,267
1,750	Union Pacific Corp.	220,745
3,100	United Parcel Service, Inc. — Class B	228,408

		1,049,657

	Total Common Stock (Cost $64,008,771)	65,890,966

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Hotels: 0.0%
2,100	Host Hotels & Resorts, Inc.	40,299

		40,299

Regional Malls: 0.0%
600	General Growth Properties, Inc.	27,864
400	Simon Property Group, Inc.	39,380

		67,244

Warehouse/Industrial: 0.1%
2,100	Prologis	137,382

		137,382

	Total Real Estate Investment Trusts (Cost $274,915)	244,925

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 57.6%
Federal National Mortgage Corporation: 32.9%
$66,500,000	Z	3.590%, due 04/22/08	65,584,162

			65,584,162

Other U.S. Agency Obligations: 24.7%
50,000,000	Z	Federal Agricultural Mortgage Corp., 3.590%, due 04/22/08	49,311,400

			49,311,400

		Total U.S. Government Agency Obligations (Cost $115,037,324)	114,895,562

U.S. TREASURY OBLIGATIONS: 8.5%
U.S. Treasury STRIP: 8.5%
17,137,000	^^	2.940%, due 02/15/08	17,030,048

		Total U.S. Treasury Obligations (Cost $17,018,931)	17,030,048

		Total Long-Term Investments (Cost $196,339,941)	198,061,501

Shares			Value

SHORT-TERM INVESTMENTS: 0.3%
Mutual Fund: 0.2%
325,000	**	ING Institutional Prime Money Market Fund	325,000

		Total Mutual Fund (Cost $325,000)	325,000

Principal
Amount			Value

Repurchase Agreement: 0.1%
$236,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $236,089 to be received upon repurchase (Collateralized by $171,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $241,575, due 02/15/25)		$236,000

	Total Repurchase Agreement (Cost $236,000)		236,000

	Total Short-Term Investments (Cost $561,000)		561,000

	Total Investments in Securities (Cost $196,900,941)*	99.5%	$198,622,501
	Other Assets and Liabilities — Net	0.5	983,384

	Net Assets	100.0%	$199,605,885

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^^	Principal Only (PO) Security

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $197,810,791.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,264,821
Gross Unrealized Depreciation	(3,453,111)

Net Unrealized Appreciation	$811,710

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 30.9%
Advertising: 0.1%
2,000		Omnicom Group	$97,500

			97,500

Aerospace/Defense: 0.9%
1,500		Boeing Co.	138,810
1,200		General Dynamics Corp.	106,536
500		Goodrich Corp.	35,645
550		L-3 Communications Holdings, Inc.	60,858
1,270		Lockheed Martin Corp.	140,551
1,265		Northrop Grumman Corp.	99,669
570		Raytheon Co.	35,255
2,850		United Technologies Corp.	213,095

			830,419

Agriculture: 0.6%
5,050		Altria Group, Inc.	391,678
1,350		Archer-Daniels-Midland Co.	49,073
440		Reynolds American, Inc.	30,809
1,200		UST, Inc.	69,480

			541,040

Apparel: 0.1%
1,660		Nike, Inc.	108,979
200		VF Corp.	14,958

			123,937

Auto Manufacturers: 0.1%
4,100	@	Ford Motor Co.	30,791
1,100		General Motors Corp.	32,813
1,050		Paccar, Inc.	53,141

			116,745

Auto Parts & Equipment: 0.1%
1,500		Johnson Controls, Inc.	57,930

			57,930

Banks: 1.5%
9,271		Bank of America Corp.	427,671
1,200		Bank of New York Mellon Corp.	57,552
1,734		BB&T Corp.	62,563
1,103		Capital One Financial Corp.	58,801
550		Comerica, Inc.	25,179
400		Commerce Bancorp., Inc.	15,928
500		Fifth Third Bancorp.	14,955
1,350		Keycorp.	35,559
400		Marshall & Ilsley Corp.	12,588
2,117		Regions Financial Corp.	55,952
1,000		State Street Corp.	79,890
750		SunTrust Bank	52,583
5,014		Wachovia Corp.	215,602
8,600		Wells Fargo & Co.	278,898
400		Zions Bancorp.	21,828

			1,415,549

Beverages: 0.8%
3,350		Anheuser-Busch Cos., Inc.	176,612
4,150		Coca-Cola Co.	257,715
600	@	Constellation Brands, Inc.	14,130
1,600		Pepsi Bottling Group, Inc.	68,272
3,870		PepsiCo, Inc.	298,687

			815,416

Shares			Value

Biotechnology: 0.3%
2,400	@	Amgen, Inc.	$132,600
500	@	Biogen Idec, Inc.	37,060
810	@	Celgene Corp.	49,856
800	@	Genzyme Corp.	59,944
300	@	Millipore Corp.	24,564

			304,024

Building Materials: 0.0%
950		Masco Corp.	21,280

			21,280

Chemicals: 0.7%
900		Air Products & Chemicals, Inc.	89,136
2,050		Dow Chemical Co.	85,977
1,100		Ecolab, Inc.	52,690
2,100		EI DuPont de Nemours & Co.	96,915
400		International Flavors & Fragrances, Inc.	20,056
1,420		Monsanto Co.	141,105
700		PPG Industries, Inc.	48,048
900		Praxair, Inc.	76,842
400		Sherwin-Williams Co.	25,132
1,600		Sigma-Aldrich Corp.	84,240

			720,141

Coal: 0.1%
400		Consol Energy, Inc.	23,712
400		Peabody Energy Corp.	22,256

			45,968

Commercial Services: 0.2%
400	@	Apollo Group, Inc. — Class A	30,608
780		McKesson Corp.	52,049
500		Moody’s Corp.	18,830
700		Robert Half International, Inc.	18,872
1,000		RR Donnelley & Sons Co.	36,660
2,049		Western Union Co.	46,307

			203,326

Computers: 1.5%
300	@	Affiliated Computer Services, Inc.	12,588
2,100	@	Apple, Inc.	382,662
800	@	Cognizant Technology Solutions Corp.	24,880
450	@	Computer Sciences Corp.	23,769
6,250	@	Dell, Inc.	153,375
5,400	@	EMC Corp.	104,058
6,300		Hewlett-Packard Co.	322,308
3,300		International Business Machines Corp.	347,094
750	@	Lexmark International, Inc.	26,160
600	@	Sandisk Corp.	22,464
1,875	@	Sun Microsystems, Inc.	38,963

			1,458,321

Cosmetics/Personal Care: 0.7%
400		Avon Products, Inc.	16,420
1,750		Colgate-Palmolive Co.	140,140
7,283		Procter & Gamble Co.	538,942

			695,502

Diversified Financial Services: 2.3%
2,500		American Express Co.	147,450
640		Ameriprise Financial, Inc.	37,562
450		Bear Stearns Cos., Inc.	44,865
1,900		Charles Schwab Corp.	46,189
700		CIT Group, Inc.	18,620
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of November 30, 2007 (Unaudited) (continued)

Shares			Value

Diversified Financial Services (continued)
11,100		Citigroup, Inc.	$369,630
110		CME Group, Inc.	72,446
1,298		Countrywide Financial Corp.	14,044
1,400		Discover Financial Services	24,318
900	@	E*Trade Financial Corp.	4,140
2,050		Fannie Mae	78,761
400		Federated Investors, Inc.	16,316
350		Franklin Resources, Inc.	43,113
1,500		Freddie Mac	52,605
1,200		Goldman Sachs Group, Inc.	271,968
200	@	IntercontinentalExchange, Inc.	33,392
800		Janus Capital Group, Inc.	26,856
8,600		JPMorgan Chase & Co.	392,332
300		Legg Mason, Inc.	22,893
1,820		Lehman Brothers Holdings, Inc.	113,987
2,900		Merrill Lynch & Co., Inc.	173,826
2,600		Morgan Stanley	137,072
580		Nyse Euronext	50,228
800		SLM Corp.	30,464
300		T. Rowe Price Group, Inc.	18,444

			2,241,521

Electric: 1.1%
400		Allegheny Energy, Inc.	24,300
550		Constellation Energy Group, Inc.	55,116
2,100		Dominion Resources, Inc.	99,183
800		DTE Energy Co.	39,240
4,500		Duke Energy Corp.	89,055
420		Edison International	23,512
1,200		Entergy Corp.	143,448
1,600		Exelon Corp.	129,712
1,600		FirstEnergy Corp.	109,696
2,000		FPL Group, Inc.	139,520
1,800		PPL Corp.	91,728
1,150		Public Service Enterprise Group, Inc.	110,101

			1,054,611

Electrical Components & Equipment: 0.1%
2,400		Emerson Electric Co.	136,848

			136,848

Electronics: 0.2%
500	@	Agilent Technologies, Inc.	18,915
1,000		Applera Corp. — Applied Biosystems Group	34,160
800		Jabil Circuit, Inc.	13,560
1,600	@	Thermo Electron Corp.	92,224
1,200	@@	Tyco Electronics Ltd.	44,868
450	@	Waters Corp.	35,118

			238,845

Engineering & Construction: 0.1%
200		Fluor Corp.	29,434
200	@	Jacobs Engineering Group, Inc.	16,754

			46,188

Entertainment: 0.0%
950		International Game Technology	41,477

			41,477

Environmental Control: 0.0%
1,300	@	Allied Waste Industries, Inc.	14,833

			14,833

Shares			Value

Food: 0.5%
1,500		General Mills, Inc.	$90,225
1,300		HJ Heinz Co.	61,490
1,900		Kellogg Co.	102,676
1,432		Kraft Foods, Inc.	49,476
2,250		Kroger Co.	64,688
950		Safeway, Inc.	33,060
900		Sysco Corp.	29,259
700		WM Wrigley Jr. Co.	44,800

			475,674

Forest Products & Paper: 0.0%
1,000		International Paper Co.	33,750

			33,750

Gas: 0.1%
900		Sempra Energy	56,358

			56,358

Hand/Machine Tools: 0.1%
390		Black & Decker Corp.	32,234
600		Snap-On, Inc.	29,328
450		Stanley Works	23,468

			85,030

Healthcare — Products: 0.9%
1,600		Baxter International, Inc.	95,792
1,500	@	Boston Scientific Corp.	18,945
900	@@	Covidien Ltd.	36,099
400		CR Bard, Inc.	33,812
6,450		Johnson & Johnson	436,923
2,300		Medtronic, Inc.	116,955
1,000	@	St. Jude Medical, Inc.	39,750
500		Stryker Corp.	36,315
400	@	Zimmer Holdings, Inc.	25,892

			840,483

Healthcare — Services: 0.5%
1,350		Aetna, Inc.	75,438
525	@	Coventry Health Care, Inc.	30,387
460	@	Humana, Inc.	35,434
450	@	Laboratory Corp. of America Holdings	32,702
3,230		UnitedHealth Group, Inc.	177,650
1,250	@	WellPoint, Inc.	105,263

			456,874

Holding Companies — Diversified: 0.0%
400		Leucadia National Corp.	18,784

			18,784

Home Builders: 0.0%
600		Centex Corp.	12,516
1,100		D.R. Horton, Inc.	13,167
600		KB Home	12,534
400		Lennar Corp.	6,336

			44,553

Home Furnishings: 0.0%
200		Harman International Industries, Inc.	14,720
200		Whirlpool Corp.	16,192

			30,912

Household Products/Wares: 0.2%
2,250		Kimberly-Clark Corp.	157,073

			157,073

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of November 30, 2007 (Unaudited) (Continued)

Shares			Value

Housewares: 0.0%
800		Newell Rubbermaid, Inc.	$21,424

			21,424

Insurance: 1.6%
1,230	@@	ACE Ltd.	73,591
1,200		Aflac, Inc.	75,168
2,700		Allstate Corp.	138,024
450		AMBAC Financial Group, Inc.	12,254
6,300		American International Group, Inc.	366,219
1,000		AON Corp.	49,970
800		Assurant, Inc.	52,344
1,300		Chubb Corp.	70,915
780		Cigna Corp.	41,816
850		Hartford Financial Services Group, Inc.	81,022
400		Loews Corp.	19,116
600		Marsh & McLennan Cos., Inc.	15,072
1,200		MBIA, Inc.	43,812
2,140		Metlife, Inc.	140,363
1,200		Progressive Corp.	22,080
1,620		Prudential Financial, Inc.	152,507
700		Safeco Corp.	40,397
450		Torchmark Corp.	27,756
2,120		Travelers Cos., Inc.	112,593
800	@@	XL Capital Ltd.	46,824

			1,581,843

Internet: 0.6%
400	@	Akamai Technologies, Inc.	15,224
600	@	Amazon.com, Inc.	54,336
2,600	@	eBay, Inc.	87,178
400	@	Expedia, Inc.	13,040
500	@	Google, Inc. — Class A	346,500
700	@	IAC/InterActiveCorp.	19,481
2,250	@	Symantec Corp.	40,050
2,100	@	Yahoo!, Inc.	56,301

			632,110

Investment Companies: 0.0%
400		American Capital Strategies Ltd.	15,044

			15,044

Iron/Steel: 0.1%
760		Nucor Corp.	45,000
420		United States Steel Corp.	41,034

			86,034

Leisure Time: 0.1%
1,050		Carnival Corp.	47,376
300		Harley-Davidson, Inc.	14,406

			61,782

Lodging: 0.1%
400		Harrah’s Entertainment, Inc.	35,228
1,100		Marriott International, Inc.	41,250
950		Starwood Hotels & Resorts Worldwide, Inc.	50,996

			127,474

Machinery — Construction & Mining: 0.1%
1,500		Caterpillar, Inc.	107,850
200	@	Terex Corp.	12,890

			120,740

Shares			Value

Machinery — Diversified: 0.2%
400		Cummins, Inc.	$46,760
500		Deere & Co.	85,900
400		Rockwell Automation, Inc.	27,156

			159,816

Media: 0.8%
1,000		Clear Channel Communications, Inc.	35,900
4,100	@	Comcast Corp. — Class A	84,214
3,000	@	DIRECTV Group, Inc.	74,610
400		EW Scripps Co.	17,380
890		McGraw-Hill Cos., Inc.	43,681
400		Meredith Corp.	22,020
5,250		News Corp. — Class A	110,618
5,800		Time Warner, Inc.	100,108
2,100	@	Viacom — Class B	88,242
6,300		Walt Disney Co.	208,845

			785,618

Mining: 0.2%
400		Alcoa, Inc.	14,548
1,131		Freeport-McMoRan Copper & Gold, Inc.	111,890
600		Newmont Mining Corp.	29,814

			156,252

Miscellaneous Manufacturing: 1.7%
1,650		3M Co.	137,379
900		Cooper Industries Ltd.	45,198
1,450		Danaher Corp.	125,889
1,600		Dover Corp.	74,048
700		Eastman Kodak Co.	16,436
900		Eaton Corp.	80,379
22,550		General Electric Co.	863,440
1,600		Honeywell International, Inc.	90,592
1,300		Illinois Tool Works, Inc.	72,150
1,000		ITT Corp.	64,440
850		Parker Hannifin Corp.	67,516
300		Textron, Inc.	20,715
1,100	@@	Tyco International Ltd.	44,143

			1,702,325

Oil & Gas: 3.1%
500		Anadarko Petroleum Corp.	28,300
700		Apache Corp.	67,753
900		Chesapeake Energy Corp.	34,065
5,771		Chevron Corp.	506,521
4,332		ConocoPhillips	346,733
1,600		Devon Energy Corp.	132,496
400		ENSCO International, Inc.	21,540
13,800		ExxonMobil Corp.	1,230,408
700		Hess Corp.	49,854
1,800		Marathon Oil Corp.	100,620
400		Murphy Oil Corp.	28,608
1,100		Noble Corp.	57,343
410		Noble Energy, Inc.	29,536
2,400		Occidental Petroleum Corp.	167,448
400		Tesoro Petroleum Corp.	19,672
630	@	Transocean, Inc.	86,443
1,400		Valero Energy Corp.	91,098
300		XTO Energy, Inc.	18,546

			3,016,984

Oil & Gas Services: 0.5%
300		Baker Hughes, Inc.	24,081
2,250		Halliburton Co.	82,373
1,000	@	National Oilwell Varco, Inc.	68,150
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of November 30, 2007 (Unaudited) (Continued)

Shares			Value

Oil & Gas Services (continued)
2,600		Schlumberger Ltd.	$242,970
600		Smith International, Inc.	37,632

			455,206

Packaging & Containers: 0.1%
900		Ball Corp.	41,625
1,100	@	Pactiv Corp.	27,940

			69,565

Pharmaceuticals: 1.7%
2,000		Abbott Laboratories	115,020
500		Allergan, Inc.	33,520
720		AmerisourceBergen Corp.	32,666
4,800		Bristol-Myers Squibb Co.	142,224
400		Cardinal Health, Inc.	24,220
2,800		Eli Lilly & Co.	148,260
520	@	Express Scripts, Inc.	35,230
450	@	Forest Laboratories, Inc.	17,348
2,100	@	Gilead Sciences, Inc.	97,734
400	@	Hospira, Inc.	17,320
800	@	Medco Health Solutions, Inc.	79,992
5,300		Merck & Co., Inc.	314,608
15,800		Pfizer, Inc.	375,408
4,600		Schering-Plough Corp.	143,980
600	@	Watson Pharmaceuticals, Inc.	17,586
2,200		Wyeth	108,020

			1,703,136

Pipelines: 0.1%
800		Questar Corp.	42,760
1,700		Spectra Energy Corp.	41,888
1,250		Williams Cos., Inc.	43,388

			128,036

Retail: 1.6%
400		Abercrombie & Fitch Co.	32,816
300	@	Autozone, Inc.	33,489
400	@	Bed Bath & Beyond, Inc.	12,580
1,240		Best Buy Co., Inc.	63,302
1,200	@	Big Lots, Inc.	22,404
1,810	@	Coach, Inc.	67,223
1,400		Costco Wholesale Corp.	94,360
3,904		CVS Caremark Corp.	156,511
850		Darden Restaurants, Inc.	33,822
850		Family Dollar Stores, Inc.	20,018
1,400		Gap, Inc.	28,560
2,770		Home Depot, Inc.	79,111
400		JC Penney Co., Inc.	17,648
450	@	Kohl’s Corp.	22,176
4,500		Lowe’s Cos., Inc.	109,830
3,150		McDonald’s Corp.	184,181
700		Nordstrom, Inc.	23,478
400		Polo Ralph Lauren Corp.	27,592
800		RadioShack Corp.	14,800
230	@	Sears Holding Corp.	24,267
625		Staples, Inc.	14,813
1,750	@	Starbucks Corp.	40,933
1,550		Target Corp.	93,093
1,800		TJX Cos., Inc.	52,812
500		Walgreen Co.	18,295
4,850		Wal-Mart Stores, Inc.	232,315
700		Wendy’s International, Inc.	19,621
1,400		Yum! Brands, Inc.	52,010

			1,592,060

Shares			Value

Savings & Loans: 0.1%
5,600		Hudson City Bancorp., Inc.	$85,232
2,891		Washington Mutual, Inc.	56,375

			141,607

Semiconductors: 0.8%
1,150		Analog Devices, Inc.	35,397
4,350		Applied Materials, Inc.	81,911
500	@	Broadcom Corp.	13,370
14,800		Intel Corp.	385,984
400		KLA-Tencor Corp.	19,232
500	@	MEMC Electronic Materials, Inc.	38,790
1,100		National Semiconductor Corp.	25,146
700	@	Novellus Systems, Inc.	18,207
1,250	@	Nvidia Corp.	39,425
1,100	@	QLogic Corp.	14,872
3,300		Texas Instruments, Inc.	104,181
800		Xilinx, Inc.	17,520

			794,035

Software: 1.2%
1,170	@	Adobe Systems, Inc.	49,304
580	@	Autodesk, Inc.	27,312
1,100		Automatic Data Processing, Inc.	49,566
1,050	@	BMC Software, Inc.	34,734
2,350		CA, Inc.	57,552
300	@	Electronic Arts, Inc.	16,857
400		Fidelity National Information Services, Inc.	17,288
600	@	Fiserv, Inc.	30,798
1	@	Metavante Technologies, inc.	23
19,000		Microsoft Corp.	638,400
2,200	@	Novell, Inc.	15,444
9,680	@	Oracle Corp.	195,342
400		Paychex, Inc.	15,600

			1,148,220

Telecommunications: 1.9%
900	@	American Tower Corp.	40,986
14,301		AT&T, Inc.	546,441
1,200		CenturyTel, Inc.	51,156
400	@	Ciena Corp.	17,592
13,900	@	Cisco Systems, Inc.	389,478
3,700		Corning, Inc.	89,873
348		Embarq Corp.	17,731
1,200	@	JDS Uniphase Corp.	16,152
1,100	@	Juniper Networks, Inc.	32,692
5,220		Motorola, Inc.	83,363
4,650		Qualcomm, Inc.	189,627
4,100	@	Qwest Communications International, Inc.	27,183
4,668		Sprint Nextel Corp.	72,447
5,150		Verizon Communications, Inc.	222,532
2,900		Windstream Corp.	37,555

			1,834,808

Toys/Games/Hobbies: 0.0%
800		Hasbro, Inc.	22,216

			22,216

Transportation: 0.5%
200		Burlington Northern Santa Fe Corp.	16,704
400		CH Robinson Worldwide, Inc.	20,620
1,860		CSX Corp.	78,120
400		Expeditors International Washington, Inc.	18,768
800		FedEx Corp.	78,776
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of November 30, 2007 (Unaudited) (continued)

Shares		Value

Transportation (continued)
1,250	Norfolk Southern Corp.	$64,013
800	Union Pacific Corp.	100,912
1,500	United Parcel Service, Inc. — Class B	110,520

		488,433

	Total Common Stock (Cost $29,641,846)	30,265,680

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Hotels: 0.0%
1,000	Host Hotels & Resorts, Inc.	19,190

		19,190

Regional Malls: 0.0%
400	General Growth Properties, Inc.	18,576
200	Simon Property Group, Inc.	19,690

		38,266

Warehouse/Industrial: 0.1%
900	Prologis	58,878

		58,878

	Total Real Estate Investment Trusts (Cost $131,399)	116,334

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 59.7%
Federal Home Loan Mortgage Corporation: 42.6%
$42,500,000	Z	3.620%, due 06/26/08	41,646,728

			41,646,728

Federal National Mortgage Corporation: 17.1%
17,000,000	^^, Z	3.510%, due 05/15/08	16,727,507

			16,727,507

		Total U.S. Government Agency Obligations (Cost $58,671,353)	58,374,235

U.S. TREASURY OBLIGATIONS: 9.3%
U.S. Treasury STRIP: 9.3%
9,200,000	^^	3.290%, due 05/15/08	9,064,981

		Total U.S. Treasury Obligations (Cost $9,047,424)	9,064,981

		Total Long-Term Investments (Cost $97,492,022)	97,821,230

Shares			Value

SHORT-TERM INVESTMENTS: 0.3%
Mutual Fund: 0.2%
190,000	**	ING Institutional Prime Money Market Fund	190,000

		Total Mutual Fund (Cost $190,000)	190,000

Principal
Amount			Value

Repurchase Agreement: 0.1%
$108,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $108,041 to be received upon repurchase (Collateralized by $78,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $110,192, due 02/15/25)		$108,000

	Total Repurchase Agreement (Cost $108,000)		108,000

	Total Short-Term Investments (Cost $298,000)		298,000
	Total Investments in Securities (Cost $97,790,022)*	100.3%	$98,119,230
	Other Assets and Liabilities — Net	(0.3)	(288,722)

	Net Assets	100.0%	$97,830,508

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^^	Principal Only (PO) Security

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $98,222,100.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,744,488
Gross Unrealized Depreciation	(1,847,358)

Net Unrealized Depreciation	$(102,870)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 38.4%
Advertising: 0.1%
1,440		Omnicom Group	$70,200

			70,200

Aerospace/Defense: 1.0%
1,320		Boeing Co.	122,153
930		General Dynamics Corp.	82,565
300		Goodrich Corp.	21,387
350		L-3 Communications Holdings, Inc.	38,728
990		Lockheed Martin Corp.	109,563
947		Northrop Grumman Corp.	74,614
404		Raytheon Co.	24,987
2,050		United Technologies Corp.	153,279

			627,276

Agriculture: 0.7%
3,840		Altria Group, Inc.	297,830
900		Archer-Daniels-Midland Co.	32,715
340		Reynolds American, Inc.	23,807
850		UST, Inc.	49,215

			403,567

Apparel: 0.1%
1,240		Nike, Inc.	81,406

			81,406

Auto Manufacturers: 0.1%
3,480	@	Ford Motor Co.	26,135
700		General Motors Corp.	20,881
762		Paccar, Inc.	38,565

			85,581

Auto Parts & Equipment: 0.1%
1,260		Johnson Controls, Inc.	48,661

			48,661

Banks: 1.8%
7,033		Bank of America Corp.	324,432
900		Bank of New York Mellon Corp.	43,164
1,271		BB&T Corp.	45,858
879		Capital One Financial Corp.	46,859
440		Comerica, Inc.	20,143
400		Commerce Bancorp., Inc.	15,928
700		Fifth Third Bancorp.	20,937
950		Keycorp.	25,023
400		Marshall & Ilsley Corp.	12,588
1,901		Regions Financial Corp.	50,243
750		State Street Corp.	59,918
370		SunTrust Bank	25,941
3,869		Wachovia Corp.	166,367
6,220		Wells Fargo & Co.	201,715
400		Zions Bancorp.	21,828

			1,080,944

Beverages: 1.0%
2,510		Anheuser-Busch Cos., Inc.	132,327
3,040		Coca-Cola Co.	188,784
400	@	Constellation Brands, Inc.	9,420
1,270		Pepsi Bottling Group, Inc.	54,191
3,010		PepsiCo, Inc.	232,312

			617,034

Shares			Value

Biotechnology: 0.4%
1,770	@	Amgen, Inc.	$97,793
350	@	Biogen Idec, Inc.	25,942
650	@	Celgene Corp.	40,008
450	@	Genzyme Corp.	33,719
200	@	Millipore Corp.	16,376

			213,838

Building Materials: 0.0%
820		Masco Corp.	18,368

			18,368

Chemicals: 0.9%
650		Air Products & Chemicals, Inc.	64,376
1,430		Dow Chemical Co.	59,974
800		Ecolab, Inc.	38,320
1,500		EI DuPont de Nemours & Co.	69,225
370		International Flavors & Fragrances, Inc.	18,552
1,300		Monsanto Co.	129,181
400		PPG Industries, Inc.	27,456
500		Praxair, Inc.	42,690
350		Sherwin-Williams Co.	21,991
1,200		Sigma-Aldrich Corp.	63,180

			534,945

Coal: 0.1%
300		Consol Energy, Inc.	17,784
300		Peabody Energy Corp.	16,692

			34,476

Commercial Services: 0.3%
350	@	Apollo Group, Inc. — Class A	26,782
790		McKesson Corp.	52,717
410		Moody’s Corp.	15,441
500		Robert Half International, Inc.	13,480
800		RR Donnelley & Sons Co.	29,328
1,597		Western Union Co.	36,092

			173,840

Computers: 1.8%
200	@	Affiliated Computer Services, Inc.	8,392
1,500	@	Apple, Inc.	273,330
400	@	Cognizant Technology Solutions Corp.	12,440
400	@	Computer Sciences Corp.	21,128
4,950	@	Dell, Inc.	121,473
4,190	@	EMC Corp.	80,741
4,760		Hewlett-Packard Co.	243,522
2,400		International Business Machines Corp.	252,432
380	@	Lexmark International, Inc.	13,254
450	@	Sandisk Corp.	16,848
1,437	@	Sun Microsystems, Inc.	29,861

			1,073,421

Cosmetics/Personal Care: 0.9%
400		Avon Products, Inc.	16,420
1,290		Colgate-Palmolive Co.	103,303
5,579		Procter & Gamble Co.	412,846

			532,569

Diversified Financial Services: 2.8%
1,980		American Express Co.	116,780
396		Ameriprise Financial, Inc.	23,241
380		Bear Stearns Cos., Inc.	37,886
1,600		Charles Schwab Corp.	38,896
400		CIT Group, Inc.	10,640
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII	as of November 30, 2007 (Unaudited) (continued)

Shares			Value

Diversified Financial Services (continued)
8,490		Citigroup, Inc.	$282,717
80		CME Group, Inc.	52,688
1,110		Countrywide Financial Corp.	12,010
1,140		Discover Financial Services	19,802
900	@	E*Trade Financial Corp.	4,140
1,450		Fannie Mae	55,709
300		Federated Investors, Inc.	12,237
220		Franklin Resources, Inc.	27,100
1,150		Freddie Mac	40,331
920		Goldman Sachs Group, Inc.	208,509
100	@	IntercontinentalExchange, Inc.	16,696
450		Janus Capital Group, Inc.	15,107
6,450		JPMorgan Chase & Co.	294,249
300		Legg Mason, Inc.	22,893
1,280		Lehman Brothers Holdings, Inc.	80,166
2,130		Merrill Lynch & Co., Inc.	127,672
2,080		Morgan Stanley	109,658
460		Nyse Euronext	39,836
820		SLM Corp.	31,226
200		T. Rowe Price Group, Inc.	12,296

			1,692,485

Electric: 1.3%
400		Allegheny Energy, Inc.	24,300
400		Constellation Energy Group, Inc.	40,084
1,500		Dominion Resources, Inc.	70,845
500		DTE Energy Co.	24,525
3,400		Duke Energy Corp.	67,286
410		Edison International	22,952
900		Entergy Corp.	107,586
1,300		Exelon Corp.	105,391
1,270		FirstEnergy Corp.	87,071
1,300		FPL Group, Inc.	90,688
1,300		PPL Corp.	66,248
800		Public Service Enterprise Group, Inc.	76,592

			783,568

Electrical Components & Equipment: 0.2%
1,840		Emerson Electric Co.	104,917

			104,917

Electronics: 0.3%
350	@	Agilent Technologies, Inc.	13,241
800		Applera Corp. — Applied Biosystems Group	27,328
500		Jabil Circuit, Inc.	8,475
1,320	@	Thermo Electron Corp.	76,085
850	@@	Tyco Electronics Ltd.	31,782
400	@	Waters Corp.	31,216

			188,127

Engineering & Construction: 0.1%
100		Fluor Corp.	14,717
200	@	Jacobs Engineering Group, Inc.	16,754

			31,471

Entertainment: 0.0%
650		International Game Technology	28,379

			28,379

Environmental Control: 0.0%
1,100	@	Allied Waste Industries, Inc.	12,551

			12,551

Shares			Value

Food: 0.6%
1,150		General Mills, Inc.	$69,173
1,300		HJ Heinz Co.	61,490
1,400		Kellogg Co.	75,656
1,080		Kraft Foods, Inc.	37,314
1,500		Kroger Co.	43,125
400		Safeway, Inc.	13,920
700		Sysco Corp.	22,757
500		WM Wrigley Jr. Co.	32,000

			355,435

Forest Products & Paper: 0.0%
900		International Paper Co.	30,375

			30,375

Gas: 0.1%
700		Sempra Energy	43,834

			43,834

Hand/Machine Tools: 0.1%
360		Black & Decker Corp.	29,754
390		Snap-On, Inc.	19,063
380		Stanley Works	19,817

			68,634

Healthcare — Products: 1.1%
1,310		Baxter International, Inc.	78,430
1,300	@	Boston Scientific Corp.	16,419
850	@@	Covidien Ltd.	34,094
300		CR Bard, Inc.	25,359
4,840		Johnson & Johnson	327,862
1,900		Medtronic, Inc.	96,615
800	@	St. Jude Medical, Inc.	31,800
400		Stryker Corp.	29,052
150	@	Zimmer Holdings, Inc.	9,710

			649,341

Healthcare — Services: 0.6%
990		Aetna, Inc.	55,321
425	@	Coventry Health Care, Inc.	24,599
370	@	Humana, Inc.	28,501
400	@	Laboratory Corp. of America Holdings	29,068
2,400		UnitedHealth Group, Inc.	132,000
990	@	WellPoint, Inc.	83,368

			352,857

Holding Companies — Diversified: 0.0%
300		Leucadia National Corp.	14,088

			14,088

Home Builders: 0.1%
400		Centex Corp.	8,344
900		D.R. Horton, Inc.	10,773
400		KB Home	8,356
400		Lennar Corp.	6,336

			33,809

Home Furnishings: 0.0%
100		Harman International Industries, Inc.	7,360
200		Whirlpool Corp.	16,192

			23,552

Household Products/Wares: 0.2%
1,650		Kimberly-Clark Corp.	115,187

			115,187

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII	as of November 30, 2007 (Unaudited) (continued)

Shares			Value

Housewares: 0.0%
500		Newell Rubbermaid, Inc.	$13,390

			13,390

Insurance: 2.0%
990	@@	ACE Ltd.	59,232
970		Aflac, Inc.	60,761
2,030		Allstate Corp.	103,774
420		AMBAC Financial Group, Inc.	11,437
4,720		American International Group, Inc.	274,374
650		AON Corp.	32,481
500		Assurant, Inc.	32,715
1,010		Chubb Corp.	55,096
770		Cigna Corp.	41,280
650		Hartford Financial Services Group, Inc.	61,958
300		Loews Corp.	14,337
400		Marsh & McLennan Cos., Inc.	10,048
720		MBIA, Inc.	26,287
1,520		Metlife, Inc.	99,697
990		Progressive Corp.	18,216
1,290		Prudential Financial, Inc.	121,441
710		Safeco Corp.	40,974
380		Torchmark Corp.	23,438
1,560		Travelers Cos., Inc.	82,852
400	@@	XL Capital Ltd.	23,412

			1,193,810

Internet: 0.8%
300	@	Akamai Technologies, Inc.	11,418
450	@	Amazon.com, Inc.	40,752
2,010	@	eBay, Inc.	67,395
400	@	Expedia, Inc.	13,040
350	@	Google, Inc. — Class A	242,550
400	@	IAC/InterActiveCorp.	11,132
2,017	@	Symantec Corp.	35,903
1,900	@	Yahoo!, Inc.	50,939

			473,129

Investment Companies: 0.0%
300		American Capital Strategies Ltd.	11,283

			11,283

Iron/Steel: 0.1%
490		Nucor Corp.	29,013
360		United States Steel Corp.	35,172

			64,185

Leisure Time: 0.1%
1,000		Carnival Corp.	45,120
200		Harley-Davidson, Inc.	9,604

			54,724

Lodging: 0.2%
300		Harrah’s Entertainment, Inc.	26,421
700		Marriott International, Inc.	26,250
700		Starwood Hotels & Resorts Worldwide, Inc.	37,576

			90,247

Machinery — Construction & Mining: 0.2%
1,150		Caterpillar, Inc.	82,685
300	@	Terex Corp.	19,335

			102,020

Shares			Value

Machinery — Diversified: 0.2%
240		Cummins, Inc.	$28,056
350		Deere & Co.	60,130
220		Rockwell Automation, Inc.	14,936

			103,122

Media: 1.0%
900		Clear Channel Communications, Inc.	32,310
3,025	@	Comcast Corp. — Class A	62,134
2,200	@	DIRECTV Group, Inc.	54,714
300		EW Scripps Co.	13,035
700		McGraw-Hill Cos., Inc.	34,356
300		Meredith Corp.	16,515
3,600		News Corp. — Class A	75,852
4,300		Time Warner, Inc.	74,218
1,500	@	Viacom — Class B	63,030
4,490		Walt Disney Co.	148,844

			575,008

Mining: 0.2%
400		Alcoa, Inc.	14,548
898		Freeport-McMoRan Copper & Gold, Inc.	88,839
400		Newmont Mining Corp.	19,876

			123,263

Miscellaneous Manufacturing: 2.1%
1,250		3M Co.	104,075
680		Cooper Industries Ltd.	34,150
1,150		Danaher Corp.	99,843
1,200		Dover Corp.	55,536
450		Eastman Kodak Co.	10,566
650		Eaton Corp.	58,052
17,050		General Electric Co.	652,845
1,230		Honeywell International, Inc.	69,643
1,000		Illinois Tool Works, Inc.	55,500
790		ITT Corp.	50,908
460		Parker Hannifin Corp.	36,538
200		Textron, Inc.	13,810
850	@@	Tyco International Ltd.	34,111

			1,275,577

Oil & Gas: 3.9%
320		Anadarko Petroleum Corp.	18,112
700		Apache Corp.	67,753
500		Chesapeake Energy Corp.	18,925
4,571		Chevron Corp.	401,197
3,274		ConocoPhillips	262,051
1,160		Devon Energy Corp.	96,060
400		ENSCO International, Inc.	21,540
10,500		ExxonMobil Corp.	936,180
700		Hess Corp.	49,854
1,300		Marathon Oil Corp.	72,670
300		Murphy Oil Corp.	21,456
800		Noble Corp.	41,704
360		Noble Energy, Inc.	25,934
1,860		Occidental Petroleum Corp.	129,772
300		Tesoro Petroleum Corp.	14,754
454	@	Transocean, Inc.	62,330
1,200		Valero Energy Corp.	78,084
250		XTO Energy, Inc.	15,455

			2,333,831

Oil & Gas Services: 0.6%
200		Baker Hughes, Inc.	16,054
1,450		Halliburton Co.	53,085
900	@	National Oilwell Varco, Inc.	61,335
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII	as of November 30, 2007 (Unaudited) (Continued)

Shares			Value

Oil & Gas Services (continued)
2,100		Schlumberger Ltd.	$196,245
700		Smith International, Inc.	43,904

			370,623

Packaging & Containers: 0.1%
630		Ball Corp.	29,138
450	@	Pactiv Corp.	11,430

			40,568

Pharmaceuticals: 2.2%
1,400		Abbott Laboratories	80,514
400		Allergan, Inc.	26,816
480		AmerisourceBergen Corp.	21,778
3,700		Bristol-Myers Squibb Co.	109,631
350		Cardinal Health, Inc.	21,193
2,200		Eli Lilly & Co.	116,490
420	@	Express Scripts, Inc.	28,455
270	@	Forest Laboratories, Inc.	10,409
1,500	@	Gilead Sciences, Inc.	69,810
400	@	Hospira, Inc.	17,320
700	@	Medco Health Solutions, Inc.	69,993
3,960		Merck & Co., Inc.	235,066
11,920		Pfizer, Inc.	283,219
3,600		Schering-Plough Corp.	112,680
400	@	Watson Pharmaceuticals, Inc.	11,724
1,600		Wyeth	78,560

			1,293,658

Pipelines: 0.2%
400		Questar Corp.	21,380
1,300		Spectra Energy Corp.	32,032
1,270		Williams Cos., Inc.	44,082

			97,494

Retail: 2.1%
400		Abercrombie & Fitch Co.	32,816
300	@	Autozone, Inc.	33,489
400	@	Bed Bath & Beyond, Inc.	12,580
1,020		Best Buy Co., Inc.	52,071
700	@	Big Lots, Inc.	13,069
1,310	@	Coach, Inc.	48,653
1,270		Costco Wholesale Corp.	85,598
2,786		CVS Caremark Corp.	111,691
490		Darden Restaurants, Inc.	19,497
650		Family Dollar Stores, Inc.	15,308
1,280		Gap, Inc.	26,112
2,090		Home Depot, Inc.	59,690
350		JC Penney Co., Inc.	15,442
350	@	Kohl’s Corp.	17,248
3,330		Lowe’s Cos., Inc.	81,285
2,410		McDonald’s Corp.	140,913
430		Nordstrom, Inc.	14,422
400		Polo Ralph Lauren Corp.	27,592
500		RadioShack Corp.	9,250
100	@	Sears Holding Corp.	10,551
410		Staples, Inc.	9,717
1,420	@	Starbucks Corp.	33,214
1,200		Target Corp.	72,072
1,780		TJX Cos., Inc.	52,225
400		Walgreen Co.	14,636
3,840		Wal-Mart Stores, Inc.	183,936
400		Wendy’s International, Inc.	11,212
940		Yum! Brands, Inc.	34,921

			1,239,210

Shares			Value

Savings & Loans: 0.2%
4,600		Hudson City Bancorp., Inc.	$70,012
2,142		Washington Mutual, Inc.	41,769

			111,781

Semiconductors: 1.0%
870		Analog Devices, Inc.	26,779
3,200		Applied Materials, Inc.	60,256
500	@	Broadcom Corp.	13,370
11,480		Intel Corp.	299,398
400		KLA-Tencor Corp.	19,232
400	@	MEMC Electronic Materials, Inc.	31,032
990		National Semiconductor Corp.	22,631
450	@	Novellus Systems, Inc.	11,705
1,100	@	Nvidia Corp.	34,694
800	@	QLogic Corp.	10,816
2,500		Texas Instruments, Inc.	78,925
450		Xilinx, Inc.	9,855

			618,693

Software: 1.5%
910	@	Adobe Systems, Inc.	38,347
480	@	Autodesk, Inc.	22,603
910		Automatic Data Processing, Inc.	41,005
860	@	BMC Software, Inc.	28,449
1,970		CA, Inc.	48,245
300	@	Electronic Arts, Inc.	16,857
300		Fidelity National Information Services, Inc.	12,966
390	@	Fiserv, Inc.	20,019
1	@	Metavante Technologies, inc.	23
14,550		Microsoft Corp.	488,880
1,800	@	Novell, Inc.	12,636
7,080	@	Oracle Corp.	142,874
370		Paychex, Inc.	14,430

			887,334

Telecommunications: 2.3%
700	@	American Tower Corp.	31,878
10,585		AT&T, Inc.	404,453
840		CenturyTel, Inc.	35,809
300	@	Ciena Corp.	13,194
10,500	@	Cisco Systems, Inc.	294,210
3,000		Corning, Inc.	72,870
251		Embarq Corp.	12,788
900	@	JDS Uniphase Corp.	12,114
900	@	Juniper Networks, Inc.	26,748
3,870		Motorola, Inc.	61,804
3,540		Qualcomm, Inc.	144,361
1,800	@	Qwest Communications International, Inc.	11,934
3,735		Sprint Nextel Corp.	57,967
3,800		Verizon Communications, Inc.	164,198
2,200		Windstream Corp.	28,490

			1,372,818

Toys/Games/Hobbies: 0.0%
500		Hasbro, Inc.	13,885

			13,885

Transportation: 0.6%
300		CH Robinson Worldwide, Inc.	15,465
1,280		CSX Corp.	53,760
300		Expeditors International Washington, Inc.	14,076
710		FedEx Corp.	69,914
830		Norfolk Southern Corp.	42,504
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII	as of November 30, 2007 (Unaudited) (Continued)

Shares		Value

Transportation (continued)
650	Union Pacific Corp.	$81,991
1,200	United Parcel Service, Inc. — Class B	88,399

		366,109

	Total Common Stock (Cost $22,792,197)	22,950,498

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Hotels: 0.0%
800	Host Hotels & Resorts, Inc.	15,352

		15,352

Regional Malls: 0.0%
300	General Growth Properties, Inc.	13,932
100	Simon Property Group, Inc.	9,845

		23,777

Warehouse/Industrial: 0.1%
700	Prologis	45,794

		45,794

	Total Real Estate Investment Trusts (Cost $94,854)	84,923

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 51.0%
Federal Home Loan Mortgage Corporation: 51.0%
$31,600,000	Z	3.500%, due 12/22/08	30,468,088

		Total U.S. Government Agency Obligations (Cost $30,417,623)	30,468,088

U.S. TREASURY OBLIGATIONS: 9.8%
U.S. Treasury STRIP: 9.8%
6,000,000	^	3.110%, due 11/15/08	5,826,102

		Total U.S. Treasury Obligations (Cost $5,806,670)	5,826,102

		Total Long-Term Investments (Cost $59,111,344)	59,329,611

Shares			Value

SHORT-TERM INVESTMENTS: 0.7%
Mutual Fund: 0.4%
250,000	**	ING Institutional Prime Money Market Fund	250,000

		Total Mutual Fund (Cost $250,000)	250,000

Principal
Amount			Value

Repurchase Agreement: 0.3%
$150,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $150,056 to be received upon repurchase (Collateralized by $109,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $153,987, due 02/15/25)		$150,000

	Total Repurchase Agreement (Cost $150,000)		150,000

	Total Short-Term Investments (Cost $400,000)		400,000

	Total Investments in Securities (Cost $59,511,344)*	100.0%	$59,729,611

	Other Assets and Liabilities — Net	(0.0)	(19,298)
	Net Assets	100.0%	$59,710,313

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^	Interest Only (IO) Security

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $60,059,570.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$785,405
Gross Unrealized Depreciation	(1,115,364)

Net Unrealized Depreciation	$(329,959)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX	as of November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 37.8%
Advertising:	0.1%
1,300		Omnicom Group	$63,375

			63,375

Aerospace/Defense: 1.0%
850		Boeing Co.	78,659
650		General Dynamics Corp.	57,707
200		Goodrich Corp.	14,258
350		L-3 Communications Holdings, Inc.	38,728
650		Lockheed Martin Corp.	71,936
765		Northrop Grumman Corp.	60,274
409		Raytheon Co.	25,297
1,600		United Technologies Corp.	119,632

			466,491

Agriculture: 0.7%
2,950		Altria Group, Inc.	228,802
860		Archer-Daniels-Midland Co.	31,261
400		Reynolds American, Inc.	28,008
700		UST, Inc.	40,530

			328,601

Apparel: 0.2%
1,100		Nike, Inc.	72,215
100		VF Corp.	7,479

			79,694

Auto Manufacturers: 0.2%
2,600	@	Ford Motor Co.	19,526
600		General Motors Corp.	17,898
675		Paccar, Inc.	34,162

			71,586

Auto Parts & Equipment: 0.1%
950		Johnson Controls, Inc.	36,689

			36,689

Banks: 1.8%
5,272		Bank of America Corp.	243,197
700		Bank of New York Mellon Corp.	33,572
786		BB&T Corp.	28,359
582		Capital One Financial Corp.	31,026
350		Comerica, Inc.	16,023
300		Commerce Bancorp., Inc.	11,946
500		Fifth Third Bancorp.	14,955
750		Keycorp.	19,755
398		Marshall & Ilsley Corp.	12,525
1,358		Regions Financial Corp.	35,892
600		State Street Corp.	47,934
400		SunTrust Bank	28,044
2,923		Wachovia Corp.	125,689
4,900		Wells Fargo & Co.	158,907
300		Zions Bancorp.	16,371

			824,195

Beverages: 1.0%
1,900		Anheuser-Busch Cos., Inc.	100,168
2,250		Coca-Cola Co.	139,725
400	@	Constellation Brands, Inc.	9,420
950		Pepsi Bottling Group, Inc.	40,537
2,140		PepsiCo, Inc.	165,165

			455,015

Shares			Value

Biotechnology: 0.4%
1,300	@	Amgen, Inc.	$71,825
400	@	Biogen Idec, Inc.	29,648
500	@	Celgene Corp.	30,775
450	@	Genzyme Corp.	33,719
100	@	Millipore Corp.	8,188

			174,155

Building Materials: 0.0%
700		Masco Corp.	15,680

			15,680

Chemicals: 0.9%
550		Air Products & Chemicals, Inc.	54,472
950		Dow Chemical Co.	39,843
600		Ecolab, Inc.	28,740
1,200		EI DuPont de Nemours & Co.	55,380
200		International Flavors & Fragrances, Inc.	10,028
840		Monsanto Co.	83,471
430		PPG Industries, Inc.	29,515
600		Praxair, Inc.	51,228
250		Sherwin-Williams Co.	15,708
900		Sigma-Aldrich Corp.	47,385

			415,770

Coal: 0.1%
300		Consol Energy, Inc.	17,784
200		Peabody Energy Corp.	11,128

			28,912

Commercial Services: 0.3%
300	@	Apollo Group, Inc. — Class A	22,956
620		McKesson Corp.	41,373
400		Moody’s Corp.	15,064
400		Robert Half International, Inc.	10,784
600		RR Donnelley & Sons Co.	21,996
1,200		Western Union Co.	27,120

			139,293

Computers: 1.8%
200	@	Affiliated Computer Services, Inc.	8,392
1,200	@	Apple, Inc.	218,664
500	@	Cognizant Technology Solutions Corp.	15,550
350	@	Computer Sciences Corp.	18,487
3,720	@	Dell, Inc.	91,289
3,050	@	EMC Corp.	58,774
3,650		Hewlett-Packard Co.	186,734
1,850		International Business Machines Corp.	194,583
300	@	Lexmark International, Inc.	10,464
400	@	Sandisk Corp.	14,976
1,200	@	Sun Microsystems, Inc.	24,936

			842,849

Cosmetics/Personal Care: 0.9%
300		Avon Products, Inc.	12,315
1,000		Colgate-Palmolive Co.	80,080
4,243		Procter & Gamble Co.	313,982

			406,377

Diversified Financial Services: 2.8%
1,350		American Express Co.	79,623
430		Ameriprise Financial, Inc.	25,237
340		Bear Stearns Cos., Inc.	33,898
1,300		Charles Schwab Corp.	31,603
450		CIT Group, Inc.	11,970
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX	as of November 30, 2007 (Unaudited) (Continued)

Shares			Value

Diversified Financial Services (continued)
6,600		Citigroup, Inc.	$219,780
70		CME Group, Inc.	46,102
770		Countrywide Financial Corp.	8,331
1,025		Discover Financial Services	17,804
600	@	E*Trade Financial Corp.	2,760
1,100		Fannie Mae	42,262
300		Federated Investors, Inc.	12,237
150		Franklin Resources, Inc.	18,477
900		Freddie Mac	31,563
700		Goldman Sachs Group, Inc.	158,648
100	@	IntercontinentalExchange, Inc.	16,696
400		Janus Capital Group, Inc.	13,428
4,800		JPMorgan Chase & Co.	218,976
200		Legg Mason, Inc.	15,262
1,040		Lehman Brothers Holdings, Inc.	65,135
1,500		Merrill Lynch & Co., Inc.	89,910
1,350		Morgan Stanley	71,172
390		Nyse Euronext	33,774
600		SLM Corp.	22,848
200		T. Rowe Price Group, Inc.	12,296

			1,299,792

Electric: 1.3%
300		Allegheny Energy, Inc.	18,225
450		Constellation Energy Group, Inc.	45,095
1,300		Dominion Resources, Inc.	61,399
500		DTE Energy Co.	24,525
2,600		Duke Energy Corp.	51,454
300		Edison International	16,794
600		Entergy Corp.	71,724
900		Exelon Corp.	72,963
820		FirstEnergy Corp.	56,219
1,100		FPL Group, Inc.	76,736
1,000		PPL Corp.	50,960
550		Public Service Enterprise Group, Inc.	52,657

			598,751

Electrical Components & Equipment: 0.2%
1,300		Emerson Electric Co.	74,126
			74,126
Electronics: 0.3%
350	@	Agilent Technologies, Inc.	13,241
600		Applera Corp. — Applied Biosystems Group	20,496
500		Jabil Circuit, Inc.	8,475
900	@	Thermo Electron Corp.	51,876
575	@@	Tyco Electronics Ltd.	21,499
400	@	Waters Corp.	31,216

			146,803

Engineering & Construction: 0.0%
100		Fluor Corp.	14,717
100	@	Jacobs Engineering Group, Inc.	8,377

			23,094

Entertainment: 0.0%
400		International Game Technology	17,464

			17,464

Environmental Control: 0.0%
900	@	Allied Waste Industries, Inc.	10,269

			10,269

Shares			Value

Food: 0.6%
700		General Mills, Inc.	$42,105
800		HJ Heinz Co.	37,840
1,200		Kellogg Co.	64,848
795		Kraft Foods, Inc.	27,467
1,250		Kroger Co.	35,938
400		Safeway, Inc.	13,920
600		Sysco Corp.	19,506
600		WM Wrigley Jr. Co.	38,400

			280,024

Forest Products & Paper: 0.0%
600		International Paper Co.	20,250

			20,250

Gas: 0.1%
600		Sempra Energy	37,572

			37,572

Hand/Machine Tools: 0.1%
210		Black & Decker Corp.	17,357
400		Snap-On, Inc.	19,552
400		Stanley Works	20,860

			57,769

Healthcare — Products: 1.1%
850		Baxter International, Inc.	50,890
1,000	@	Boston Scientific Corp.	12,630
575	@@	Covidien Ltd.	23,063
200		CR Bard, Inc.	16,906
3,800		Johnson & Johnson	257,412
1,500		Medtronic, Inc.	76,275
700	@	St. Jude Medical, Inc.	27,825
400		Stryker Corp.	29,052
100	@	Zimmer Holdings, Inc.	6,473

			500,526

Healthcare — Services: 0.6%
770		Aetna, Inc.	43,028
350	@	Coventry Health Care, Inc.	20,258
310	@	Humana, Inc.	23,879
450	@	Laboratory Corp. of America Holdings	32,702
1,850		UnitedHealth Group, Inc.	101,750
660	@	WellPoint, Inc.	55,579

			277,196

Holding Companies — Diversified: 0.0%
300		Leucadia National Corp.	14,088

			14,088

Home Builders: 0.1%
400		Centex Corp.	8,344
700		D.R. Horton, Inc.	8,379
400		KB Home	8,356
300		Lennar Corp.	4,752

			29,831

Home Furnishings: 0.0%
100		Harman International Industries, Inc.	7,360
100		Whirlpool Corp.	8,096

			15,456

Household Products/Wares: 0.2%
1,350		Kimberly-Clark Corp.	94,244

			94,244

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX	as of November 30, 2007 (Unaudited) (Continued)

Shares			Value

Housewares: 0.0%
500		Newell Rubbermaid, Inc.	$13,390

			13,390

Insurance: 2.0%
640	@@	ACE Ltd.	38,291
600		Aflac, Inc.	37,584
1,460		Allstate Corp.	74,635
400		AMBAC Financial Group, Inc.	10,892
3,750		American International Group, Inc.	217,988
600		AON Corp.	29,982
400		Assurant, Inc.	26,172
830		Chubb Corp.	45,277
600		Cigna Corp.	32,166
550		Hartford Financial Services Group, Inc.	52,426
200		Loews Corp.	9,558
400		Marsh & McLennan Cos., Inc.	10,048
550		MBIA, Inc.	20,081
1,240		Metlife, Inc.	81,332
740		Progressive Corp.	13,616
950		Prudential Financial, Inc.	89,433
600		Safeco Corp.	34,626
400		Torchmark Corp.	24,672
1,150		Travelers Cos., Inc.	61,077
400	@@	XL Capital Ltd.	23,412

			933,268

Internet: 0.9%
300	@	Akamai Technologies, Inc.	11,418
500	@	Amazon.com, Inc.	45,280
1,700	@	eBay, Inc.	57,001
300	@	Expedia, Inc.	9,780
300	@	Google, Inc. — Class A	207,900
400	@	IAC/InterActiveCorp.	11,132
1,487	@	Symantec Corp.	26,469
1,200	@	Yahoo!, Inc.	32,172

			401,152

Investment Companies: 0.0%
300		American Capital Strategies Ltd.	11,283

			11,283

Iron/Steel: 0.1%
400		Nucor Corp.	23,684
250		United States Steel Corp.	24,425

			48,109

Leisure Time: 0.1%
600		Carnival Corp.	27,072
200		Harley-Davidson, Inc.	9,604

			36,676

Lodging: 0.1%
300		Harrah’s Entertainment, Inc.	26,421
500		Marriott International, Inc.	18,750
450		Starwood Hotels & Resorts Worldwide, Inc.	24,156

			69,327

Machinery — Construction & Mining: 0.1%
800		Caterpillar, Inc.	57,520
200	@	Terex Corp.	12,890

			70,410

Shares			Value

Machinery — Diversified: 0.2%
200		Cummins, Inc.	$23,380
400		Deere & Co.	68,720
200		Rockwell Automation, Inc.	13,578

			105,678

Media: 0.9%
600		Clear Channel Communications, Inc.	21,540
2,300	@	Comcast Corp. — Class A	47,242
1,700	@	DIRECTV Group, Inc.	42,279
200		EW Scripps Co.	8,690
430		McGraw-Hill Cos., Inc.	21,104
200		Meredith Corp.	11,010
2,650		News Corp. — Class A	55,836
3,200		Time Warner, Inc.	55,232
1,200	@	Viacom — Class B	50,424
3,550		Walt Disney Co.	117,683

			431,040

Mining: 0.2%
400		Alcoa, Inc.	14,548
624		Freeport-McMoRan Copper & Gold, Inc.	61,732
300		Newmont Mining Corp.	14,907

			91,187

Miscellaneous Manufacturing: 2.1%
950		3M Co.	79,097
500		Cooper Industries Ltd.	25,110
850		Danaher Corp.	73,797
900		Dover Corp.	41,652
450		Eastman Kodak Co.	10,566
600		Eaton Corp.	53,586
12,900		General Electric Co.	493,941
1,000		Honeywell International, Inc.	56,620
600		Illinois Tool Works, Inc.	33,300
600		ITT Corp.	38,664
550		Parker Hannifin Corp.	43,687
200		Textron, Inc.	13,810
675	@@	Tyco International Ltd.	27,088

			990,918

Oil & Gas: 3.8%
400		Anadarko Petroleum Corp.	22,640
500		Apache Corp.	48,395
400		Chesapeake Energy Corp.	15,140
3,344		Chevron Corp.	293,503
2,499		ConocoPhillips	200,020
900		Devon Energy Corp.	74,529
400		ENSCO International, Inc.	21,540
7,950		ExxonMobil Corp.	708,822
400		Hess Corp.	28,488
1,100		Marathon Oil Corp.	61,490
200		Murphy Oil Corp.	14,304
600		Noble Corp.	31,278
300		Noble Energy, Inc.	21,612
1,300		Occidental Petroleum Corp.	90,701
200		Tesoro Petroleum Corp.	9,836
420	@	Transocean, Inc.	57,629
750		Valero Energy Corp.	48,803
200		XTO Energy, Inc.	12,364

			1,761,094

Oil & Gas Services: 0.6%
200		Baker Hughes, Inc.	16,054
1,300		Halliburton Co.	47,593
600	@	National Oilwell Varco, Inc.	40,890
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX	as of November 30, 2007 (Unaudited) (Continued)

Shares			Value

Oil & Gas Services (continued)
1,500		Schlumberger Ltd.	$140,175
400		Smith International, Inc.	25,088

			269,800

Packaging & Containers: 0.1%
600		Ball Corp.	27,750
400	@	Pactiv Corp.	10,160

			37,910

Pharmaceuticals: 2.1%
1,100		Abbott Laboratories	63,261
400		Allergan, Inc.	26,816
460		AmerisourceBergen Corp.	20,870
2,600		Bristol-Myers Squibb Co.	77,038
290		Cardinal Health, Inc.	17,560
1,700		Eli Lilly & Co.	90,015
420	@	Express Scripts, Inc.	28,455
300	@	Forest Laboratories, Inc.	11,565
1,200	@	Gilead Sciences, Inc.	55,848
300	@	Hospira, Inc.	12,990
500	@	Medco Health Solutions, Inc.	49,995
2,850		Merck & Co., Inc.	169,176
9,100		Pfizer, Inc.	216,216
2,550		Schering-Plough Corp.	79,815
400	@	Watson Pharmaceuticals, Inc.	11,724
1,400		Wyeth	68,740

			1,000,084

Pipelines: 0.2%
500		Questar Corp.	26,725
700		Spectra Energy Corp.	17,248
1,050		Williams Cos., Inc.	36,446

			80,419

Retail: 2.0%
200		Abercrombie & Fitch Co.	16,408
200	@	Autozone, Inc.	22,326
300	@	Bed Bath & Beyond, Inc.	9,435
820		Best Buy Co., Inc.	41,861
600	@	Big Lots, Inc.	11,202
1,280	@	Coach, Inc.	47,539
750		Costco Wholesale Corp.	50,550
2,186		CVS Caremark Corp.	87,637
610		Darden Restaurants, Inc.	24,272
500		Family Dollar Stores, Inc.	11,775
850		Gap, Inc.	17,340
1,610		Home Depot, Inc.	45,982
350		JC Penney Co., Inc.	15,442
400	@	Kohl’s Corp.	19,712
2,400		Lowe’s Cos., Inc.	58,584
1,800		McDonald’s Corp.	105,246
400		Nordstrom, Inc.	13,416
300		Polo Ralph Lauren Corp.	20,694
500		RadioShack Corp.	9,250
30	@	Sears Holding Corp.	3,165
440		Staples, Inc.	10,428
1,250	@	Starbucks Corp.	29,238
850		Target Corp.	51,051
1,250		TJX Cos., Inc.	36,675
400		Walgreen Co.	14,636
2,850		Wal-Mart Stores, Inc.	136,515
400		Wendy’s International, Inc.	11,212
800		Yum! Brands, Inc.	29,720

			951,311

Shares			Value

Savings & Loans: 0.2%
3,100		Hudson City Bancorp., Inc.	$47,182
1,670		Washington Mutual, Inc.	32,565

			79,747

Semiconductors: 1.0%
600		Analog Devices, Inc.	18,468
2,400		Applied Materials, Inc.	45,192
500	@	Broadcom Corp.	13,370
8,640		Intel Corp.	225,331
300		KLA-Tencor Corp.	14,424
400	@	MEMC Electronic Materials, Inc.	31,032
400		National Semiconductor Corp.	9,144
450	@	Novellus Systems, Inc.	11,705
750	@	Nvidia Corp.	23,655
600	@	QLogic Corp.	8,112
1,900		Texas Instruments, Inc.	59,983
400		Xilinx, Inc.	8,760

			469,176

Software: 1.4%
620	@	Adobe Systems, Inc.	26,127
480	@	Autodesk, Inc.	22,603
650		Automatic Data Processing, Inc.	29,289
590	@	BMC Software, Inc.	19,517
1,450		CA, Inc.	35,511
200	@	Electronic Arts, Inc.	11,238
300		Fidelity National Information Services, Inc.	12,966
300	@	Fiserv, Inc.	15,399
10,900		Microsoft Corp.	366,240
1,500	@	Novell, Inc.	10,530
5,310	@	Oracle Corp.	107,156
250		Paychex, Inc.	9,750

			666,326

Telecommunications: 2.2%
600	@	American Tower Corp.	27,324
8,242		AT&T, Inc.	314,927
700		CenturyTel, Inc.	29,841
300	@	Ciena Corp.	13,194
8,150	@	Cisco Systems, Inc.	228,363
2,050		Corning, Inc.	49,795
225		Embarq Corp.	11,464
600	@	JDS Uniphase Corp.	8,076
900	@	Juniper Networks, Inc.	26,748
2,830		Motorola, Inc.	45,195
2,600		Qualcomm, Inc.	106,028
1,400	@	Qwest Communications International, Inc.	9,282
2,409		Sprint Nextel Corp.	37,388
2,900		Verizon Communications, Inc.	125,309
1,700		Windstream Corp.	22,015

			1,054,949

Toys/Games/Hobbies: 0.0%
400		Hasbro, Inc.	11,108

			11,108

Transportation: 0.6%
100		Burlington Northern Santa Fe Corp.	8,352
300		CH Robinson Worldwide, Inc.	15,465
1,100		CSX Corp.	46,200
200		Expeditors International Washington, Inc.	9,384
600		FedEx Corp.	59,082
650		Norfolk Southern Corp.	33,287
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX	as of November 30, 2007 (Unaudited) (Continued)

Shares		Value

Transportation (continued)
550	Union Pacific Corp.	$69,377
700	United Parcel Service, Inc. — Class B	51,562

		292,709

	Total Common Stock (Cost $17,867,562)	17,723,008

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Hotels: 0.0%
700	Host Hotels & Resorts, Inc.	13,433

		13,433

Regional Malls: 0.1%
200	General Growth Properties, Inc.	9,288
100	Simon Property Group, Inc.	9,845

		19,133

Warehouse/Industrial: 0.1%
600	Prologis	39,252

		39,252

	Total Real Estate Investment Trusts (Cost $77,580)	71,818

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 48.0%
Federal Home Loan Mortgage Corporation: 48.0%
$23,600,000	Z	3.460%, due 04/21/09	22,510,294

		Total U.S. Government Agency Obligations (Cost $22,367,613)	22,510,294

U.S. TREASURY OBLIGATIONS: 13.7%
U.S. Treasury STRIP: 13.7%
6,640,000	^	2.990%, due 02/15/09	6,407,680

		Total U.S. Treasury Obligations (Cost $6,373,075)	6,407,680

		Total Long-Term Investments (Cost $46,685,830)	46,712,800

Shares			Value

SHORT-TERM INVESTMENTS: 0.6%
Mutual Fund: 0.2%
100,000	**	ING Institutional Prime Money Market Fund	100,000

		Total Mutual Fund (Cost $100,000)	100,000

Principal
Amount			Value

Repurchase Agreement: 0.4%
$194,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $194,073 to be received upon repurchase (Collateralized by $141,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $199,194, due 02/15/25)		$194,000

	Total Repurchase Agreement (Cost $194,000)		194,000

	Total Short-Term Investments (Cost $294,000)		294,000

	Total Investments in Securities (Cost $46,979,830)*	100.3%	$47,006,800
	Other Assets and Liabilities — Net	(0.3)	(132,827)

	Net Assets	100.0%	$46,873,973

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^	Interest Only (IO) Security

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $47,328,105.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$659,550
Gross Unrealized Depreciation	(980,855)

Net Unrealized Depreciation	$(321,305)

See Acco mpanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of November 30, 2007 (Unaudited)

Shares			Value

COMMON STOCK: 42.6%
Advertising: 0.1%
1,014		Omnicom Group	$49,433

			49,433

Aerospace/Defense: 1.1%
715		Boeing Co.	66,166
498		General Dynamics Corp.	44,212
300		Goodrich Corp.	21,387
300		L-3 Communications Holdings, Inc.	33,195
539		Lockheed Martin Corp.	59,651
647		Northrop Grumman Corp.	50,977
323		Raytheon Co.	19,978
1,398		United Technologies Corp.	104,528

			400,094

Agriculture: 0.7%
2,476		Altria Group, Inc.	192,039
525		Archer-Daniels-Midland Co.	19,084
234		Reynolds American, Inc.	16,385
500		UST, Inc.	28,950

			256,458

Apparel: 0.2%
936		Nike, Inc.	61,448
100		VF Corp.	7,479

			68,927

Auto Manufacturers: 0.2%
2,350	@	Ford Motor Co.	17,649
600		General Motors Corp.	17,898
425		Paccar, Inc.	21,509

			57,056

Auto Parts & Equipment: 0.1%
840		Johnson Controls, Inc.	32,441

			32,441

Banks: 2.0%
4,614		Bank of America Corp.	212,844
600		Bank of New York Mellon Corp.	28,776
856		BB&T Corp.	30,884
506		Capital One Financial Corp.	26,975
337		Comerica, Inc.	15,428
300		Commerce Bancorp., Inc.	11,946
500		Fifth Third Bancorp.	14,955
752		Keycorp.	19,808
300		Marshall & Ilsley Corp.	9,441
998		Regions Financial Corp.	26,377
502		State Street Corp.	40,105
475		SunTrust Bank	33,302
2,428		Wachovia Corp.	104,404
4,126		Wells Fargo & Co.	133,806
300		Zions Bancorp.	16,371

			725,422

Beverages: 1.1%
1,642		Anheuser-Busch Cos., Inc.	86,566
2,202		Coca-Cola Co.	136,744
400	@	Constellation Brands, Inc.	9,420
659		Pepsi Bottling Group, Inc.	28,120
1,915		PepsiCo, Inc.	147,800

			408,650

Shares			Value

Biotechnology: 0.5%
1,327	@	Amgen, Inc.	$73,317
300	@	Biogen Idec, Inc.	22,236
450	@	Celgene Corp.	27,698
397	@	Genzyme Corp.	29,747
100	@	Millipore Corp.	8,188

			161,186

Building Materials: 0.0%
468		Masco Corp.	10,483

			10,483

Chemicals: 1.0%
452		Air Products & Chemicals, Inc.	44,766
848		Dow Chemical Co.	35,565
500		Ecolab, Inc.	23,950
1,050		EI DuPont de Nemours & Co.	48,458
188		International Flavors & Fragrances, Inc.	9,426
688		Monsanto Co.	68,367
425		PPG Industries, Inc.	29,172
500		Praxair, Inc.	42,690
212		Sherwin-Williams Co.	13,320
600		Sigma-Aldrich Corp.	31,590

			347,304

Coal: 0.1%
200		Consol Energy, Inc.	11,856
300		Peabody Energy Corp.	16,692

			28,548

Commercial Services: 0.3%
200	@	Apollo Group, Inc. — Class A	15,304
401		McKesson Corp.	26,759
444		Moody’s Corp.	16,721
400		Robert Half International, Inc.	10,784
500		RR Donnelley & Sons Co.	18,330
1,019		Western Union Co.	23,029

			110,927

Computers: 2.0%
200	@	Affiliated Computer Services, Inc.	8,392
1,000	@	Apple, Inc.	182,220
400	@	Cognizant Technology Solutions Corp.	12,440
179	@	Computer Sciences Corp.	9,455
3,136	@	Dell, Inc.	76,957
2,960	@	EMC Corp.	57,039
3,189		Hewlett-Packard Co.	163,149
1,538		International Business Machines Corp.	161,767
303	@	Lexmark International, Inc.	10,569
400	@	Sandisk Corp.	14,976
900	@	Sun Microsystems, Inc.	18,702

			715,666

Cosmetics/Personal Care: 1.0%
300		Avon Products, Inc.	12,315
825		Colgate-Palmolive Co.	66,066
3,697		Procter & Gamble Co.	273,578

			351,959

Diversified Financial Services: 3.1%
1,166		American Express Co.	68,771
253		Ameriprise Financial, Inc.	14,849
299		Bear Stearns Cos., Inc.	29,810
1,050		Charles Schwab Corp.	25,526
500		CIT Group, Inc.	13,300
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of November 30, 2007 (Unaudited) (continued)

Shares			Value

Diversified Financial Services (continued)
5,580		Citigroup, Inc.	$185,814
60		CME Group, Inc.	39,516
630		Countrywide Financial Corp.	6,817
645		Discover Financial Services	11,204
450	@	E*Trade Financial Corp.	2,070
1,118		Fannie Mae	42,954
200		Federated Investors, Inc.	8,158
173		Franklin Resources, Inc.	21,310
800		Freddie Mac	28,056
580		Goldman Sachs Group, Inc.	131,451
100	@	IntercontinentalExchange, Inc.	16,696
300		Janus Capital Group, Inc.	10,071
4,200		JPMorgan Chase & Co.	191,604
100		Legg Mason, Inc.	7,631
938		Lehman Brothers Holdings, Inc.	58,747
1,453		Merrill Lynch & Co., Inc.	87,093
1,290		Morgan Stanley	68,009
300		Nyse Euronext	25,980
445		SLM Corp.	16,946

			1,112,383

Electric: 1.4%
200		Allegheny Energy, Inc.	12,150
323		Constellation Energy Group, Inc.	32,368
1,100		Dominion Resources, Inc.	51,953
400		DTE Energy Co.	19,620
2,200		Duke Energy Corp.	43,538
291		Edison International	16,290
550		Entergy Corp.	65,747
800		Exelon Corp.	64,856
763		FirstEnergy Corp.	52,311
900		FPL Group, Inc.	62,784
900		PPL Corp.	45,864
450		Public Service Enterprise Group, Inc.	43,083

			510,564

Electrical Components & Equipment: 0.2%
1,208		Emerson Electric Co.	68,880

			68,880

Electronics: 0.3%
292	@	Agilent Technologies, Inc.	11,046
500		Applera Corp. — Applied Biosystems Group	17,080
400		Jabil Circuit, Inc.	6,780
783	@	Thermo Electron Corp.	45,132
475	@@	Tyco Electronics Ltd.	17,760
290	@	Waters Corp.	22,632

			120,430

Engineering & Construction: 0.1%
100		Fluor Corp.	14,717
100	@	Jacobs Engineering Group, Inc.	8,377

			23,094

Entertainment: 0.1%
400		International Game Technology	17,464

			17,464

Environmental Control: 0.0%
600	@	Allied Waste Industries, Inc.	6,846

			6,846

Shares			Value

Food: 0.7%
730		General Mills, Inc.	$43,910
732		HJ Heinz Co.	34,624
1,000		Kellogg Co.	54,040
636		Kraft Foods, Inc.	21,974
1,175		Kroger Co.	33,781
300		Safeway, Inc.	10,440
500		Sysco Corp.	16,255
500		WM Wrigley Jr. Co.	32,000

			247,024

Forest Products & Paper: 0.1%
600		International Paper Co.	20,250

			20,250

Gas: 0.1%
500		Sempra Energy	31,310

			31,310

Hand/Machine Tools: 0.1%
198		Black & Decker Corp.	16,365
348		Snap-On, Inc.	17,010
185		Stanley Works	9,648

			43,023

Healthcare — Products: 1.2%
719		Baxter International, Inc.	43,047
800	@	Boston Scientific Corp.	10,104
475	@@	Covidien Ltd.	19,052
200		CR Bard, Inc.	16,906
3,202		Johnson & Johnson	216,903
1,300		Medtronic, Inc.	66,105
500	@	St. Jude Medical, Inc.	19,875
300		Stryker Corp.	21,789
100	@	Zimmer Holdings, Inc.	6,473

			420,254

Healthcare — Services: 0.6%
668		Aetna, Inc.	37,328
215	@	Coventry Health Care, Inc.	12,444
302	@	Humana, Inc.	23,263
300	@	Laboratory Corp. of America Holdings	21,801
1,548		UnitedHealth Group, Inc.	85,140
568	@	WellPoint, Inc.	47,831

			227,807

Holding Companies — Diversified: 0.0%
200		Leucadia National Corp.	9,392

			9,392

Home Builders: 0.1%
400		Centex Corp.	8,344
500		D.R. Horton, Inc.	5,985
300		KB Home	6,267
200		Lennar Corp.	3,168

			23,764

Home Furnishings: 0.0%
100		Harman International Industries, Inc.	7,360
70		Whirlpool Corp.	5,667

			13,027

Household Products/Wares: 0.2%
1,137		Kimberly-Clark Corp.	79,374

			79,374

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of November 30, 2007 (Unaudited) (continued)

Shares			Value

Housewares: 0.0%
500		Newell Rubbermaid, Inc.	$13,390

			13,390

Insurance: 2.2%
612	@@	ACE Ltd.	36,616
486		Aflac, Inc.	30,443
1,294		Allstate Corp.	66,149
267		AMBAC Financial Group, Inc.	7,270
3,199		American International Group, Inc.	185,958
450		AON Corp.	22,487
400		Assurant, Inc.	26,172
692		Chubb Corp.	37,749
454		Cigna Corp.	24,339
476		Hartford Financial Services Group, Inc.	45,372
200		Loews Corp.	9,558
400		Marsh & McLennan Cos., Inc.	10,048
497		MBIA, Inc.	18,145
1,161		Metlife, Inc.	76,150
638		Progressive Corp.	11,739
773		Prudential Financial, Inc.	72,770
418		Safeco Corp.	24,123
377		Torchmark Corp.	23,253
1,080		Travelers Cos., Inc.	57,359
300	@@	XL Capital Ltd.	17,559

			803,259

Internet: 1.1%
200	@	Akamai Technologies, Inc.	7,612
400	@	Amazon.com, Inc.	36,224
1,316	@	eBay, Inc.	44,125
300	@	Expedia, Inc.	9,780
350	@	Google, Inc. — Class A	242,550
500	@	IAC/InterActiveCorp.	13,915
1,159	@	Symantec Corp.	20,630
1,200	@	Yahoo!, Inc.	32,172

			407,008

Investment Companies: 0.0%
200		American Capital Strategies Ltd.	7,522

			7,522

Iron/Steel: 0.1%
352		Nucor Corp.	20,842
183		United States Steel Corp.	17,879

			38,721

Leisure Time: 0.1%
457		Carnival Corp.	20,620
200		Harley-Davidson, Inc.	9,604

			30,224

Lodging: 0.2%
200		Harrah’s Entertainment, Inc.	17,614
500		Marriott International, Inc.	18,750
504		Starwood Hotels & Resorts Worldwide, Inc.	27,055

			63,419

Machinery — Construction & Mining: 0.2%
750		Caterpillar, Inc.	53,925
100	@	Terex Corp.	6,445

			60,370

Shares			Value

Machinery — Diversified: 0.2%
212		Cummins, Inc.	$24,783
300		Deere & Co.	51,540
166		Rockwell Automation, Inc.	11,270

			87,593

Media: 1.1%
500		Clear Channel Communications, Inc.	17,950
2,100	@	Comcast Corp. — Class A	43,134
1,500	@	DIRECTV Group, Inc.	37,305
200		EW Scripps Co.	8,690
502		McGraw-Hill Cos., Inc.	24,638
200		Meredith Corp.	11,010
2,400		News Corp. — Class A	50,568
2,900		Time Warner, Inc.	50,054
1,100	@	Viacom — Class B	46,222
3,170		Walt Disney Co.	105,086

			394,657

Mining: 0.2%
300		Alcoa, Inc.	10,911
494		Freeport-McMoRan Copper & Gold, Inc.	48,871
400		Newmont Mining Corp.	19,876

			79,658

Miscellaneous Manufacturing: 2.4%
770		3M Co.	64,110
426		Cooper Industries Ltd.	21,394
725		Danaher Corp.	62,945
800		Dover Corp.	37,024
450		Eastman Kodak Co.	10,566
496		Eaton Corp.	44,298
11,255		General Electric Co.	430,954
759		Honeywell International, Inc.	42,975
600		Illinois Tool Works, Inc.	33,300
480		ITT Corp.	30,931
477		Parker Hannifin Corp.	37,888
200		Textron, Inc.	13,810
475	@@	Tyco International Ltd.	19,062

			849,257

Oil & Gas: 4.3%
254		Anadarko Petroleum Corp.	14,376
500		Apache Corp.	48,395
500		Chesapeake Energy Corp.	18,925
2,947		Chevron Corp.	258,658
2,151		ConocoPhillips	172,166
824		Devon Energy Corp.	68,235
300		ENSCO International, Inc.	16,155
6,967		ExxonMobil Corp.	621,178
500		Hess Corp.	35,610
952		Marathon Oil Corp.	53,217
200		Murphy Oil Corp.	14,304
500		Noble Corp.	26,065
260		Noble Energy, Inc.	18,730
1,180		Occidental Petroleum Corp.	82,329
200		Tesoro Petroleum Corp.	9,836
349	@	Transocean, Inc.	47,914
678		Valero Energy Corp.	44,117
200		XTO Energy, Inc.	12,364

			1,562,574

Oil & Gas Services: 0.7%
200		Baker Hughes, Inc.	16,054
1,100		Halliburton Co.	40,271
500	@	National Oilwell Varco, Inc.	34,075
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of November 30, 2007 (unaudited) (continued)

Shares			Value

Oil & Gas Services (continued)
1,350		Schlumberger Ltd.	$126,158
500		Smith International, Inc.	31,360

			247,918

Packaging & Containers: 0.1%
460		Ball Corp.	21,275
400	@	Pactiv Corp.	10,160

			31,435

Pharmaceuticals: 2.5%
1,050		Abbott Laboratories	60,386
300		Allergan, Inc.	20,112
380		AmerisourceBergen Corp.	17,241
2,500		Bristol-Myers Squibb Co.	74,075
258		Cardinal Health, Inc.	15,622
1,400		Eli Lilly & Co.	74,130
320	@	Express Scripts, Inc.	21,680
209	@	Forest Laboratories, Inc.	8,057
1,048	@	Gilead Sciences, Inc.	48,774
300	@	Hospira, Inc.	12,990
500	@	Medco Health Solutions, Inc.	49,995
2,639		Merck & Co., Inc.	156,651
7,806		Pfizer, Inc.	185,471
2,150		Schering-Plough Corp.	67,295
400	@	Watson Pharmaceuticals, Inc.	11,724
1,244		Wyeth	61,080

			885,283

Pipelines: 0.2%
500		Questar Corp.	26,725
800		Spectra Energy Corp.	19,712
729		Williams Cos., Inc.	25,304

			71,741

Retail: 2.2%
200		Abercrombie & Fitch Co.	16,408
200	@	Autozone, Inc.	22,326
300	@	Bed Bath & Beyond, Inc.	9,435
639		Best Buy Co., Inc.	32,621
600	@	Big Lots, Inc.	11,202
820	@	Coach, Inc.	30,455
686		Costco Wholesale Corp.	46,236
1,987		CVS Caremark Corp.	79,659
491		Darden Restaurants, Inc.	19,537
400		Family Dollar Stores, Inc.	9,420
768		Gap, Inc.	15,667
1,362		Home Depot, Inc.	38,899
292		JC Penney Co., Inc.	12,883
350	@	Kohl’s Corp.	17,248
2,262		Lowe’s Cos., Inc.	55,215
1,452		McDonald’s Corp.	84,898
448		Nordstrom, Inc.	15,026
200		Polo Ralph Lauren Corp.	13,796
500		RadioShack Corp.	9,250
30	@	Sears Holding Corp.	3,165
467		Staples, Inc.	11,068
642	@	Starbucks Corp.	15,016
801		Target Corp.	48,108
830		TJX Cos., Inc.	24,352
400		Walgreen Co.	14,636
2,360		Wal-Mart Stores, Inc.	113,044
400		Wendy’s International, Inc.	11,212
592		Yum! Brands, Inc.	21,993

			802,775

Shares			Value

Savings & Loans: 0.2%
2,900		Hudson City Bancorp., Inc.	$44,138
1,437		Washington Mutual, Inc.	28,022

			72,160

Semiconductors: 1.1%
499		Analog Devices, Inc.	15,359
2,082		Applied Materials, Inc.	39,204
500	@	Broadcom Corp.	13,370
7,571		Intel Corp.	197,452
200		KLA-Tencor Corp.	9,616
300	@	MEMC Electronic Materials, Inc.	23,274
507		National Semiconductor Corp.	11,590
400	@	Novellus Systems, Inc.	10,404
500	@	Nvidia Corp.	15,770
500	@	QLogic Corp.	6,760
1,600		Texas Instruments, Inc.	50,512
500		Xilinx, Inc.	10,950

			404,261

Software: 1.6%
524	@	Adobe Systems, Inc.	22,081
442	@	Autodesk, Inc.	20,814
413		Automatic Data Processing, Inc.	18,610
464	@	BMC Software, Inc.	15,349
1,331		CA, Inc.	32,596
200	@	Electronic Arts, Inc.	11,238
200		Fidelity National Information Services, Inc.	8,644
389	@	Fiserv, Inc.	19,967
1	@	Metavante Technologies, inc.	23
9,537		Microsoft Corp.	320,443
1,200	@	Novell, Inc.	8,424
4,886	@	Oracle Corp.	98,599
173		Paychex, Inc.	6,747

			583,535

Telecommunications: 2.5%
500	@	American Tower Corp.	22,770
7,237		AT&T, Inc.	276,526
480		CenturyTel, Inc.	20,462
300	@	Ciena Corp.	13,194
6,901	@	Cisco Systems, Inc.	193,366
1,846		Corning, Inc.	44,839
212		Embarq Corp.	10,801
500	@	JDS Uniphase Corp.	6,730
600	@	Juniper Networks, Inc.	17,832
2,489		Motorola, Inc.	39,749
2,324		Qualcomm, Inc.	94,773
1,200	@	Qwest Communications International, Inc.	7,956
2,240		Sprint Nextel Corp.	34,765
2,545		Verizon Communications, Inc.	109,969
1,400		Windstream Corp.	18,130

			911,862

Toys/Games/Hobbies: 0.0%
500		Hasbro, Inc.	13,885

			13,885

Transportation: 0.7%
100		Burlington Northern Santa Fe Corp.	8,352
200		CH Robinson Worldwide, Inc.	10,310
860		CSX Corp.	36,120
200		Expeditors International Washington, Inc.	9,384
485		FedEx Corp.	47,758
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of November 30, 2007 (unaudited) (continued)

Shares		Value

Transportation (continued)
475	Norfolk Southern Corp.	$24,325
450	Union Pacific Corp.	56,763
700	United Parcel Service, Inc. — Class B	51,573

		244,585

	Total Common Stock (Cost $15,426,141)	15,366,532

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Hotels: 0.0%
500	Host Hotels & Resorts, Inc.	9,595
		9,595
Regional Malls: 0.1%
200	General Growth Properties, Inc.	9,288
100	Simon Property Group, Inc.	9,845
		19,133
Warehouse/Industrial: 0.1%
500	Prologis	32,710
		32,710
	Total Real Estate Investment Trusts (Cost $68,416)	61,438

Principal
Amount			Value

U.S. TREASURY OBLIGATIONS: 58.0%
U.S. Treasury STRIP: 58.0%
$22,004,000	^^	3.000%, due 08/15/09	20,886,351

		Total U.S. Treasury Obligations (Cost $20,484,093)	20,886,351

		Total Long-Term Investments (Cost $35,978,650)	36,314,321

Shares			Value

SHORT-TERM INVESTMENTS: 0.3%
Mutual Fund: 0.0%
10,000	**	ING Institutional Prime Money Market Fund	10,000

		Total Mutual Fund (Cost $10,000)	10,000

Principal
Amount			Value

Repurchase Agreement: 0.3%
$105,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $105,039 to be received upon repurchase (Collateralized by $76,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $107,367, due 02/15/25)		$105,000

	Total Repurchase Agreement (Cost $105,000)		105,000

	Total Short-Term Investments (Cost $115,000)		115,000

	Total Investments in Securities (Cost $36,093,650)*	101.1%	$36,429,321
	Other Assets and Liabilities — Net	(1.1)	(395,581)

	Net Assets	100.0%	$36,033,740

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^^	Principal Only (PO) Security

*	Cost for federal income tax purposes is $36,485,720.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$778,387
Gross Unrealized Depreciation	(834,786)

Net Unrealized Depreciation	$(56,399)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of November 30, 2007 (unaudited)

Shares			Value

COMMON STOCK: 38.0%
Advertising: 0.1%
614		Omnicom Group	$29,933

			29,933

Aerospace/Defense: 1.0%
449		Boeing Co.	41,550
354		General Dynamics Corp.	31,428
200		Goodrich Corp.	14,258
160		L-3 Communications Holdings, Inc.	17,704
376		Lockheed Martin Corp.	41,612
474		Northrop Grumman Corp.	37,346
242		Raytheon Co.	14,968
798		United Technologies Corp.	59,666

			258,532

Agriculture: 0.7%
1,519		Altria Group, Inc.	117,814
432		Archer-Daniels-Midland Co.	15,703
166		Reynolds American, Inc.	11,623
400		UST, Inc.	23,160

			168,300

Apparel: 0.2%
456		Nike, Inc.	29,936
100		VF Corp.	7,479

			37,415

Auto Manufacturers: 0.2%
1,333	@	Ford Motor Co.	10,011
400		General Motors Corp.	11,932
362		Paccar, Inc.	18,321

			40,264

Auto Parts & Equipment: 0.1%
506		Johnson Controls, Inc.	19,542

			19,542

Banks: 1.8%
2,921		Bank of America Corp.	134,746
400		Bank of New York Mellon Corp.	19,184
530		BB&T Corp.	19,122
350		Capital One Financial Corp.	18,659
153		Comerica, Inc.	7,004
200		Commerce Bancorp., Inc.	7,964
350		Fifth Third Bancorp.	10,469
401		Keycorp.	10,562
300		Marshall & Ilsley Corp.	9,441
764		Regions Financial Corp.	20,193
375		State Street Corp.	29,959
311		SunTrust Bank	21,804
1,588		Wachovia Corp.	68,284
2,458		Wells Fargo & Co.	79,713
200		Zions Bancorp.	10,914

			468,018

Beverages: 1.0%
1,029		Anheuser-Busch Cos., Inc.	54,249
1,293		Coca-Cola Co.	80,295
200	@	Constellation Brands, Inc.	4,710
424		Pepsi Bottling Group, Inc.	18,092
1,212		PepsiCo, Inc.	93,542

			250,888

Shares			Value

Biotechnology: 0.4%
684	@	Amgen, Inc.	$37,791
200	@	Biogen Idec, Inc.	14,824
250	@	Celgene Corp.	15,388
297	@	Genzyme Corp.	22,254
100	@	Millipore Corp.	8,188

			98,445

Building Materials: 0.0%
350		Masco Corp.	7,840

			7,840

Chemicals: 0.9%
296		Air Products & Chemicals, Inc.	29,316
493		Dow Chemical Co.	20,676
400		Ecolab, Inc.	19,160
550		EI DuPont de Nemours & Co.	25,383
146		International Flavors & Fragrances, Inc.	7,320
464		Monsanto Co.	46,108
222		PPG Industries, Inc.	15,238
300		Praxair, Inc.	25,614
111		Sherwin-Williams Co.	6,974
500		Sigma-Aldrich Corp.	26,325

			222,114

Coal: 0.1%
150		Consol Energy, Inc.	8,892
100		Peabody Energy Corp.	5,564

			14,456

Commercial Services: 0.3%
100	@	Apollo Group, Inc. — Class A	7,652
270		McKesson Corp.	18,017
252		Moody’s Corp.	9,490
200		Robert Half International, Inc.	5,392
300		RR Donnelley & Sons Co.	10,998
533		Western Union Co.	12,046

			63,595

Computers: 1.8%
100	@	Affiliated Computer Services, Inc.	4,196
600	@	Apple, Inc.	109,332
400	@	Cognizant Technology Solutions Corp.	12,440
204	@	Computer Sciences Corp.	10,775
1,971	@	Dell, Inc.	48,368
1,611	@	EMC Corp.	31,044
1,970		Hewlett-Packard Co.	100,785
987		International Business Machines Corp.	103,813
169	@	Lexmark International, Inc.	5,895
300	@	Sandisk Corp.	11,232
600	@	Sun Microsystems, Inc.	12,468

			450,348

Cosmetics/Personal Care: 0.8%
200		Avon Products, Inc.	8,210
449		Colgate-Palmolive Co.	35,956
2,295		Procter & Gamble Co.	169,830

			213,996

Diversified Financial Services: 2.8%
735		American Express Co.	43,350
217		Ameriprise Financial, Inc.	12,736
130		Bear Stearns Cos., Inc.	12,961
600		Charles Schwab Corp.	14,586
298		CIT Group, Inc.	7,927

3,464		Citigroup, Inc.	115,351

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of November 30, 2007 (unaudited) (continued)

Shares			Value

Diversified Financial Services (continued)
40		CME Group, Inc.	$26,344
438		Countrywide Financial Corp.	4,739
492		Discover Financial Services	8,546
350	@	E*Trade Financial Corp.	1,610
641		Fannie Mae	24,627
200		Federated Investors, Inc.	8,158
63		Franklin Resources, Inc.	7,760
450		Freddie Mac	15,782
393		Goldman Sachs Group, Inc.	89,070
100	@	IntercontinentalExchange, Inc.	16,696
250		Janus Capital Group, Inc.	8,393
2,600		JPMorgan Chase & Co.	118,612
100		Legg Mason, Inc.	7,631
504		Lehman Brothers Holdings, Inc.	31,566
871		Merrill Lynch & Co., Inc.	52,208
785		Morgan Stanley	41,385
150		Nyse Euronext	12,990
351		SLM Corp.	13,366
100		T. Rowe Price Group, Inc.	6,148

			702,542

Electric: 1.3%
200		Allegheny Energy, Inc.	12,150
262		Constellation Energy Group, Inc.	26,255
700		Dominion Resources, Inc.	33,061
250		DTE Energy Co.	12,263
1,400		Duke Energy Corp.	27,706
194		Edison International	10,860
400		Entergy Corp.	47,816
500		Exelon Corp.	40,535
463		FirstEnergy Corp.	31,743
550		FPL Group, Inc.	38,368
500		PPL Corp.	25,480
342		Public Service Enterprise Group, Inc.	32,743

			338,980

Electrical Components & Equipment: 0.2%
654		Emerson Electric Co.	37,291

			37,291

Electronics: 0.3%
156	@	Agilent Technologies, Inc.	5,901
300		Applera Corp. — Applied Biosystems Group	10,248
300		Jabil Circuit, Inc.	5,085
481	@	Thermo Electron Corp.	27,725
350	@@	Tyco Electronics Ltd.	13,087
154	@	Waters Corp.	12,018

			74,064

Engineering & Construction: 0.1%
100		Fluor Corp.	14,717
100	@	Jacobs Engineering Group, Inc.	8,377

			23,094

Entertainment: 0.0%
270		International Game Technology	11,788

			11,788

Environmental Control: 0.0%
400	@	Allied Waste Industries, Inc.	4,564

			4,564

Shares			Value

Food: 0.6%
480		General Mills, Inc.	$28,872
450		HJ Heinz Co.	21,285
600		Kellogg Co.	32,424
497		Kraft Foods, Inc.	17,171
528		Kroger Co.	15,180
207		Safeway, Inc.	7,204
200		Sysco Corp.	6,502
300		WM Wrigley Jr. Co.	19,200

			147,838

Forest Products & Paper: 0.0%
350		International Paper Co.	11,813

			11,813

Gas: 0.1%
300		Sempra Energy	18,786

			18,786

Hand/Machine Tools: 0.1%
162		Black & Decker Corp.	13,389
192		Snap-On, Inc.	9,385
159		Stanley Works	8,292

			31,066

Healthcare — Products: 1.0%
482		Baxter International, Inc.	28,857
500	@	Boston Scientific Corp.	6,315
350	@@	Covidien Ltd.	14,039
100		CR Bard, Inc.	8,453
2,007		Johnson & Johnson	135,954
750		Medtronic, Inc.	38,138
300	@	St. Jude Medical, Inc.	11,925
200		Stryker Corp.	14,526
100	@	Zimmer Holdings, Inc.	6,473

			264,680

Healthcare — Services: 0.6%
444		Aetna, Inc.	24,811
160	@	Coventry Health Care, Inc.	9,261
198	@	Humana, Inc.	15,252
181	@	Laboratory Corp. of America Holdings	13,153
976		UnitedHealth Group, Inc.	53,680
406	@	WellPoint, Inc.	34,189

			150,346

Holding Companies — Diversified: 0.0%
200		Leucadia National Corp.	9,392

			9,392

Home Builders: 0.1%
300		Centex Corp.	6,258
400		D.R. Horton, Inc.	4,788
200		KB Home	4,178
200		Lennar Corp.	3,168

			18,392

Home Furnishings: 0.1%
100		Harman International Industries, Inc.	7,360
90		Whirlpool Corp.	7,286

			14,646

Household Products/Wares: 0.2%
714		Kimberly-Clark Corp.	49,844

			49,844

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of November 30, 2007 (unaudited) (continued)

Shares			Value

Housewares: 0.0%
400		Newell Rubbermaid, Inc.	$10,712

			10,712

Insurance: 2.0%
465	@@	ACE Ltd.	27,821
447		Aflac, Inc.	28,000
723		Allstate Corp.	36,960
242		AMBAC Financial Group, Inc.	6,590
1,942		American International Group, Inc.	112,888
320		AON Corp.	15,990
200		Assurant, Inc.	13,086
440		Chubb Corp.	24,002
292		Cigna Corp.	15,654
263		Hartford Financial Services Group, Inc.	25,069
100		Loews Corp.	4,779
300		Marsh & McLennan Cos., Inc.	7,536
383		MBIA, Inc.	13,983
636		Metlife, Inc.	41,715
432		Progressive Corp.	7,949
433		Prudential Financial, Inc.	40,763
310		Safeco Corp.	17,890
252		Torchmark Corp.	15,543
650		Travelers Cos., Inc.	34,522
300	@@	XL Capital Ltd.	17,559

			508,299

Internet: 0.9%
250	@	Amazon.com, Inc.	22,640
766	@	eBay, Inc.	25,684
200	@	Expedia, Inc.	6,520
200	@	Google, Inc. — Class A	138,600
350	@	IAC/InterActiveCorp.	9,741
796	@	Symantec Corp.	14,169
700	@	Yahoo!, Inc.	18,767

			236,121

Investment Companies: 0.0%
150		American Capital Strategies Ltd.	5,642

			5,642

Iron/Steel: 0.1%
230		Nucor Corp.	13,618
136		United States Steel Corp.	13,287

			26,905

Leisure Time: 0.1%
445		Carnival Corp.	20,078
100		Harley-Davidson, Inc.	4,802

			24,880

Lodging: 0.2%
200		Harrah’s Entertainment, Inc.	17,614
400		Marriott International, Inc.	15,000
300		Starwood Hotels & Resorts Worldwide, Inc.	16,104

			48,718

Machinery — Construction & Mining: 0.2%
500		Caterpillar, Inc.	35,950
100	@	Terex Corp.	6,445

			42,395

Machinery — Diversified: 0.2%
108		Cummins, Inc.	12,625
150		Deere & Co.	25,770
101		Rockwell Automation, Inc.	6,857

			45,252

Shares			Value

Media: 0.9%
400		Clear Channel Communications, Inc.	$14,360
1,225	@	Comcast Corp. — Class A	25,162
1,050	@	DIRECTV Group, Inc.	26,114
100		Dow Jones & Co., Inc.	5,975
100		EW Scripps Co.	4,345
258		McGraw-Hill Cos., Inc.	12,663
100		Meredith Corp.	5,505
1,330		News Corp. — Class A	28,023
1,800		Time Warner, Inc.	31,068
600	@	Viacom — Class B	25,212
1,779		Walt Disney Co.	58,974

			237,401

Mining: 0.2%
200		Alcoa, Inc.	7,274
397		Freeport-McMoRan Copper & Gold, Inc.	39,275
200		Newmont Mining Corp.	9,938

			56,487

Miscellaneous Manufacturing: 2.1%
437		3M Co.	36,385
254		Cooper Industries Ltd.	12,756
438		Danaher Corp.	38,027
500		Dover Corp.	23,140
250		Eastman Kodak Co.	5,870
289		Eaton Corp.	25,811
6,963		General Electric Co.	266,613
506		Honeywell International, Inc.	28,650
400		Illinois Tool Works, Inc.	22,200
336		ITT Corp.	21,652
249		Parker Hannifin Corp.	19,778
100		Textron, Inc.	6,905
350	@@	Tyco International Ltd.	14,046

			521,833

Oil & Gas: 3.7%
170		Anadarko Petroleum Corp.	9,622
300		Apache Corp.	29,037
300		Chesapeake Energy Corp.	11,355
1,777		Chevron Corp.	155,967
1,349		ConocoPhillips	107,974
437		Devon Energy Corp.	36,188
200		ENSCO International, Inc.	10,770
4,198		ExxonMobil Corp.	374,294
300		Hess Corp.	21,366
494		Marathon Oil Corp.	27,615
100		Murphy Oil Corp.	7,152
400		Noble Corp.	20,852
160		Noble Energy, Inc.	11,526
726		Occidental Petroleum Corp.	50,653
100		Tesoro Petroleum Corp.	4,918
209	@	Transocean, Inc.	28,694
482		Valero Energy Corp.	31,364
100		XTO Energy, Inc.	6,182

			945,529

Oil & Gas Services: 0.6%
100		Baker Hughes, Inc.	8,027
630		Halliburton Co.	23,064
400	@	National Oilwell Varco, Inc.	27,260
800		Schlumberger Ltd.	74,760
300		Smith International, Inc.	18,816

			151,927

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of November 30, 2007 (unaudited) (continued)

Shares			Value

Packaging & Containers: 0.1%
340		Ball Corp.	$15,725
350	@	Pactiv Corp.	8,890
			24,615
Pharmaceuticals: 2.1%
650		Abbott Laboratories	37,382
200		Allergan, Inc.	13,408
176		AmerisourceBergen Corp.	7,985
1,450		Bristol-Myers Squibb Co.	42,964
133		Cardinal Health, Inc.	8,053
850		Eli Lilly & Co.	45,008
220	@	Express Scripts, Inc.	14,905
148	@	Forest Laboratories, Inc.	5,705
652	@	Gilead Sciences, Inc.	30,344
200	@	Hospira, Inc.	8,660
300	@	Medco Health Solutions, Inc.	29,997
1,534		Merck & Co., Inc.	91,058
4,904		Pfizer, Inc.	116,519
1,400		Schering-Plough Corp.	43,820
200	@	Watson Pharmaceuticals, Inc.	5,862
754		Wyeth	37,021

			538,691

Pipelines: 0.2%
300		Questar Corp.	16,035
500		Spectra Energy Corp.	12,320
437		Williams Cos., Inc.	15,168

			43,523

Retail: 2.0%
100		Abercrombie & Fitch Co.	8,204
150	@	Autozone, Inc.	16,745
200	@	Bed Bath & Beyond, Inc.	6,290
429		Best Buy Co., Inc.	21,900
400	@	Big Lots, Inc.	7,468
416	@	Coach, Inc.	15,450
474		Costco Wholesale Corp.	31,948
1,216		CVS Caremark Corp.	48,749
362		Darden Restaurants, Inc.	14,404
250		Family Dollar Stores, Inc.	5,888
442		Gap, Inc.	9,017
823		Home Depot, Inc.	23,505
151		JC Penney Co., Inc.	6,662
140	@	Kohl’s Corp.	6,899
1,356		Lowe’s Cos., Inc.	33,100
982		McDonald’s Corp.	57,418
224		Nordstrom, Inc.	7,513
100		Polo Ralph Lauren Corp.	6,898
300		RadioShack Corp.	5,550
90	@	Sears Holding Corp.	9,496
421		Staples, Inc.	9,978
530	@	Starbucks Corp.	12,397
445		Target Corp.	26,727
545		TJX Cos., Inc.	15,990
200		Walgreen Co.	7,318
1,461		Wal-Mart Stores, Inc.	69,982
300		Wendy’s International, Inc.	8,409
414		Yum! Brands, Inc.	15,380

			509,285

Savings & Loans: 0.2%
1,800		Hudson City Bancorp., Inc.	27,396
1,046		Washington Mutual, Inc.	20,397

			47,793

Shares			Value

Semiconductors: 1.0%
403		Analog Devices, Inc.	$12,404
1,316		Applied Materials, Inc.	24,780
200	@	Broadcom Corp.	5,348
4,652		Intel Corp.	121,324
200		KLA-Tencor Corp.	9,616
200	@	MEMC Electronic Materials, Inc.	15,516
220		National Semiconductor Corp.	5,029
300	@	Novellus Systems, Inc.	7,803
470	@	Nvidia Corp.	14,824
400	@	QLogic Corp.	5,408
1,000		Texas Instruments, Inc.	31,570
350		Xilinx, Inc.	7,665

			261,287

Software: 1.5%
440	@	Adobe Systems, Inc.	18,542
220	@	Autodesk, Inc.	10,360
330		Automatic Data Processing, Inc.	14,870
423	@	BMC Software, Inc.	13,993
796		CA, Inc.	19,494
100	@	Electronic Arts, Inc.	5,619
200		Fidelity National Information Services, Inc.	8,644
267	@	Fiserv, Inc.	13,705
1	@	Metavante Technologies, inc.	23
5,790		Microsoft Corp.	194,544
700	@	Novell, Inc.	4,914
2,867	@	Oracle Corp.	57,856
118		Paychex, Inc.	4,602

			367,166

Telecommunications: 2.2%
300	@	American Tower Corp.	13,662
4,261		AT&T, Inc.	162,813
471		CenturyTel, Inc.	20,079
100	@	Ciena Corp.	4,398
4,227	@	Cisco Systems, Inc.	118,441
1,055		Corning, Inc.	25,626
84		Embarq Corp.	4,280
400	@	JDS Uniphase Corp.	5,384
350	@	Juniper Networks, Inc.	10,402
1,406		Motorola, Inc.	22,454
1,410		Qualcomm, Inc.	57,500
950	@	Qwest Communications International, Inc.	6,299
1,494		Sprint Nextel Corp.	23,187
1,562		Verizon Communications, Inc.	67,494
900		Windstream Corp.	11,655

			553,674

Toys/Games/Hobbies: 0.0%
300		Hasbro, Inc.	8,331

			8,331

Transportation: 0.6%
100		Burlington Northern Santa Fe Corp.	8,352
100		CH Robinson Worldwide, Inc.	5,155
488		CSX Corp.	20,496
100		Expeditors International Washington, Inc.	4,692
317		FedEx Corp.	31,215
410		Norfolk Southern Corp.	20,996
280		Union Pacific Corp.	35,319
500		United Parcel Service, Inc. — Class B	36,833

			163,058

		Total Common Stock (Cost $9,513,456)	9,632,336

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of November 30, 2007 (unaudited) (continued)

Shares	Value

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Hotels: 0.0%
300	Host Hotels & Resorts, Inc.	$5,757

		5,757

Regional Malls: 0.0%
100	General Growth Properties, Inc.	4,644
100	Simon Property Group, Inc.	9,845

		14,489

Warehouse/Industrial: 0.1%
300	Prologis	19,626

		19,626

	Total Real Estate Investment Trusts (Cost $43,873)	39,872

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.5%
Federal National Mortgage Corporation: 45.5%
$12,250,000	^^, Z	3.390%, due 09/15/09	11,539,280

		Total U.S. Government Agency Obligations (Cost $11,492,251)	11,539,280

U.S. TREASURY OBLIGATIONS: 16.4%
U.S. Treasury STRIP: 16.4%
4,415,000	^	3.000%, due 11/15/09	4,165,142

		Total U.S. Treasury Obligations (Cost $4,106,819)	4,165,142

		Total Long-Term Investments (Cost $25,156,399)	25,376,630

Shares				Value

SHORT-TERM INVESTMENTS: 0.4%
Mutual Fund: 0.4%
100,000	* *	ING Institutional Prime Money Market Fund		$100,000

		Total Short-Term Investments (Cost $100,000)		100,000

		Total Investments in Securities (Cost $25,256,399)*	100.4%	$25,476,630
		Other Assets and Liabilities — Net	(0.4)	(104,876)

		Net Assets	100.0%	$25,371,754

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^	Interest Only (IO) Security

^^	Principal Only (PO) Security

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $25,394,973.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$622,127
Gross Unrealized Depreciation	(540,470)

Net Unrealized Appreciation	$81,657

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII	as of November 30, 2007 (unaudited)

Shares			Value

COMMON STOCK: 34.8%
Advertising: 0.1%
280		Omnicom Group	$13,650

			13,650

Aerospace/Defense: 0.9%
209		Boeing Co.	19,341
202		General Dynamics Corp.	17,934
60		Goodrich Corp.	4,277
91		L-3 Communications Holdings, Inc.	10,069
169		Lockheed Martin Corp.	18,703
235		Northrop Grumman Corp.	18,516
95		Raytheon Co.	5,876
310		United Technologies Corp.	23,179

			117,895

Agriculture: 0.6%
711		Altria Group, Inc.	55,145
178		Archer-Daniels-Midland Co.	6,470
92		Reynolds American, Inc.	6,442
180		UST, Inc.	10,422

			78,479

Apparel: 0.1%
256		Nike, Inc.	16,806

			16,806

Auto Manufacturers: 0.1%
604	@	Ford Motor Co.	4,536
120		General Motors Corp.	3,580
147		Paccar, Inc.	7,440

			15,556

Auto Parts & Equipment: 0.1%
274		Johnson Controls, Inc.	10,582

			10,582

Banks: 1.6%
1,311		Bank of America Corp.	60,476
200		Bank of New York Mellon Corp.	9,592
217		BB&T Corp.	7,829
144		Capital One Financial Corp.	7,677
114		Comerica, Inc.	5,219
90		Commerce Bancorp., Inc.	3,584
100		Fifth Third Bancorp.	2,991
251		Keycorp.	6,611
78		Marshall & Ilsley Corp.	2,455
298		Regions Financial Corp.	7,876
141		State Street Corp.	11,264
119		SunTrust Bank	8,343
708		Wachovia Corp.	30,444
1,094		Wells Fargo & Co.	35,478
100		Zions Bancorp.	5,457

			205,296

Beverages: 0.9%
463		Anheuser-Busch Cos., Inc.	24,409
592		Coca-Cola Co.	36,763
100	@	Constellation Brands, Inc.	2,355
235		Pepsi Bottling Group, Inc.	10,027
574		PepsiCo, Inc.	44,301

			117,855

Shares			Value

Biotechnology: 0.3%
270	@	Amgen, Inc.	$14,918
100	@	Biogen Idec, Inc.	7,412
170	@	Celgene Corp.	10,464
115	@	Genzyme Corp.	8,617

			41,411

Building Materials: 0.0%
189		Masco Corp.	4,234

			4,234

Chemicals: 0.9%
130		Air Products & Chemicals, Inc.	12,875
207		Dow Chemical Co.	8,682
200		Ecolab, Inc.	9,580
260		EI DuPont de Nemours & Co.	11,999
94		International Flavors & Fragrances, Inc.	4,713
282		Monsanto Co.	28,022
134		PPG Industries, Inc.	9,198
140		Praxair, Inc.	11,953
73		Sherwin-Williams Co.	4,587
270		Sigma-Aldrich Corp.	14,216

			115,825

Coal: 0.1%
70		Consol Energy, Inc.	4,150
100		Peabody Energy Corp.	5,564

			9,714

Commercial Services: 0.3%
60	@	Apollo Group, Inc. — Class A	4,591
169		McKesson Corp.	11,277
114		Moody’s Corp.	4,293
100		Robert Half International, Inc.	2,696
200		RR Donnelley & Sons Co.	7,332
211		Western Union Co.	4,769

			34,958

Computers: 1.6%
50	@	Affiliated Computer Services, Inc.	2,098
290	@	Apple, Inc.	52,844
140	@	Cognizant Technology Solutions Corp.	4,354
79	@	Computer Sciences Corp.	4,173
775	@	Dell, Inc.	19,019
785	@	EMC Corp.	15,127
796		Hewlett-Packard Co.	40,723
427		International Business Machines Corp.	44,912
166	@	Lexmark International, Inc.	5,790
130	@	Sandisk Corp.	4,867
292	@	Sun Microsystems, Inc.	6,068

			199,975

Cosmetics/Personal Care: 0.7%
80		Avon Products, Inc.	3,284
210		Colgate-Palmolive Co.	16,817
965		Procter & Gamble Co.	71,410

			91,511

Diversified Financial Services: 2.6%
280		American Express Co.	16,514
144		Ameriprise Financial, Inc.	8,451
57		Bear Stearns Cos., Inc.	5,683
254		Charles Schwab Corp.	6,175
122		CIT Group, Inc.	3,245

1,458		Citigroup, Inc.	48,551

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII	as of November 30, 2007 (unaudited) (continued)

Shares			Value

Diversified Financial Services (continued)
30		CME Group, Inc.	$19,758
210		Countrywide Financial Corp.	2,272
237		Discover Financial Services	4,117
170	@	E*Trade Financial Corp.	782
256		Fannie Mae	9,836
100		Federated Investors, Inc.	4,079
49		Franklin Resources, Inc.	6,036
250		Freddie Mac	8,768
227		Goldman Sachs Group, Inc.	51,447
30	@	IntercontinentalExchange, Inc.	5,009
110		Janus Capital Group, Inc.	3,693
1,130		JPMorgan Chase & Co.	51,551
50		Legg Mason, Inc.	3,816
254		Lehman Brothers Holdings, Inc.	15,908
335		Merrill Lynch & Co., Inc.	20,080
314		Morgan Stanley	16,554
110		Nyse Euronext	9,526
200		SLM Corp.	7,616

			329,467

Electric: 1.4%
80		Allegheny Energy, Inc.	4,860
119		Constellation Energy Group, Inc.	11,925
300		Dominion Resources, Inc.	14,169
160		DTE Energy Co.	7,848
620		Duke Energy Corp.	12,270
96		Edison International	5,374
140		Entergy Corp.	16,736
290		Exelon Corp.	23,510
287		FirstEnergy Corp.	19,677
240		FPL Group, Inc.	16,742
285		PG&E Corp.	13,187
290		PPL Corp.	14,778
204		Public Service Enterprise Group, Inc.	19,531

			180,607

Electrical Components & Equipment: 0.1%
266		Emerson Electric Co.	15,167

			15,167

Electronics: 0.3%
78	@	Agilent Technologies, Inc.	2,951
200		Applera Corp. — Applied Biosystems Group	6,832
213	@	Thermo Electron Corp.	12,277
155	@@	Tyco Electronics Ltd.	5,795
98	@	Waters Corp.	7,648

			35,503

Engineering & Construction: 0.0%
30		Fluor Corp.	4,415

			4,415

Entertainment: 0.1%
170		International Game Technology	7,422

			7,422

Environmental Control: 0.0%
300	@	Allied Waste Industries, Inc.	3,423

			3,423

Food: 0.6%
224		General Mills, Inc.	13,474
229		HJ Heinz Co.	10,832
230		Kellogg Co.	12,429

Shares			Value

264		Kraft Foods, Inc.	$9,121
222		Kroger Co.	6,383
98		Safeway, Inc.	3,410
180		Sysco Corp.	5,852
130		WM Wrigley Jr. Co.	8,320

			69,821

Forest Products & Paper: 0.1%
210		International Paper Co.	7,088

			7,088

Gas: 0.1%
100		Sempra Energy	6,262

			6,262

Hand/Machine Tools: 0.1%
77		Black & Decker Corp.	6,364
107		Snap-On, Inc.	5,230
91		Stanley Works	4,746

			16,340

Healthcare — Products: 1.0%
204		Baxter International, Inc.	12,213
280	@	Boston Scientific Corp.	3,536
165	@@	Covidien Ltd.	6,618
90		CR Bard, Inc.	7,608
871		Johnson & Johnson	59,002
270		Medtronic, Inc.	13,730
190	@	St. Jude Medical, Inc.	7,553
120		Stryker Corp.	8,716
60	@	Zimmer Holdings, Inc.	3,884

			122,860

Healthcare — Services: 0.6%
192		Aetna, Inc.	10,729
100	@	Coventry Health Care, Inc.	5,788
96	@	Humana, Inc.	7,395
42	@	Laboratory Corp. of America Holdings	3,052
426		UnitedHealth Group, Inc.	23,430
234	@	WellPoint, Inc.	19,705

			70,099

Holding Companies — Diversified: 0.0%
70		Leucadia National Corp.	3,287

			3,287

Home Builders: 0.1%
100		Centex Corp.	2,086
210		D.R. Horton, Inc.	2,514
120		KB Home	2,507
170		Lennar Corp.	2,693

			9,800

Home Furnishings: 0.0%
40		Harman International Industries, Inc.	2,944
40		Whirlpool Corp.	3,238

			6,182

Household Products/Wares: 0.2%
277		Kimberly-Clark Corp.	19,337

			19,337

Housewares: 0.0%
190		Newell Rubbermaid, Inc.	5,088

			5,088

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII	as of November 30, 2007 (unaudited) (continued)

Shares			Value

Insurance: 1.9%
160	@@	ACE Ltd.	$9,573
229		Aflac, Inc.	14,345
304		Allstate Corp.	15,540
82		AMBAC Financial Group, Inc.	2,233
794		American International Group, Inc.	46,155
170		AON Corp.	8,495
140		Assurant, Inc.	9,160
232		Chubb Corp.	12,656
150		Cigna Corp.	8,042
86		Hartford Financial Services Group, Inc.	8,198
124		Lincoln National Corp.	7,635
60		Loews Corp.	2,867
120		Marsh & McLennan Cos., Inc.	3,014
163		MBIA, Inc.	5,951
228		Metlife, Inc.	14,955
294		Progressive Corp.	5,410
294		Prudential Financial, Inc.	27,677
132		Safeco Corp.	7,618
97		Torchmark Corp.	5,983
257		Travelers Cos., Inc.	13,649
110	@@	XL Capital Ltd.	6,438

			235,594

Internet: 0.9%
100	@	Akamai Technologies, Inc.	3,806
120	@	Amazon.com, Inc.	10,867
278	@	eBay, Inc.	9,321
90	@	Expedia, Inc.	2,934
100	@	Google, Inc. — Class A	69,300
110	@	IAC/InterActiveCorp.	3,061
244	@	Symantec Corp.	4,343
320	@	Yahoo!, Inc.	8,579

			112,211

Investment Companies: 0.0%
70		American Capital Strategies Ltd.	2,633

			2,633

Iron/Steel: 0.1%
48		Nucor Corp.	2,842
69		United States Steel Corp.	6,741

			9,583

Leisure Time: 0.1%
219		Carnival Corp.	9,881
100		Harley-Davidson, Inc.	4,802

			14,683

Lodging: 0.2%
80		Harrah’s Entertainment, Inc.	7,046
120		Marriott International, Inc.	4,500
174		Starwood Hotels & Resorts Worldwide, Inc.	9,340

			20,886

Machinery — Construction & Mining: 0.2%
260		Caterpillar, Inc.	18,694
40	@	Terex Corp.	2,578

			21,272

Machinery — Diversified: 0.2%
74		Cummins, Inc.	8,651
130		Deere & Co.	22,334
8		Rockwell Automation, Inc.	543

			31,528

Shares			Value

Media: 0.8%
200		Clear Channel Communications, Inc.	$7,180
475	@	Comcast Corp. — Class A	9,757
340	@	DIRECTV Group, Inc.	8,456
100		EW Scripps Co.	4,345
170		McGraw-Hill Cos., Inc.	8,344
60		Meredith Corp.	3,303
638		News Corp. — Class A	13,443
790		Time Warner, Inc.	13,635
290	@	Viacom — Class B	12,186
776		Walt Disney Co.	25,724

			106,373

Mining: 0.2%
90		Alcoa, Inc.	3,273
203		Freeport-McMoRan Copper & Gold, Inc.	20,083
70		Newmont Mining Corp.	3,478

			26,834

Miscellaneous Manufacturing: 2.0%
217		3M Co.	18,067
160		Cooper Industries Ltd.	8,035
267		Danaher Corp.	23,181
270		Dover Corp.	12,496
130		Eastman Kodak Co.	3,052
146		Eaton Corp.	13,039
3,029		General Electric Co.	115,980
212		Honeywell International, Inc.	12,003
190		Illinois Tool Works, Inc.	10,545
210		ITT Corp.	13,532
132		Parker Hannifin Corp.	10,485
50		Textron, Inc.	3,453
205	@@	Tyco International Ltd.	8,227

			252,095

Oil & Gas: 3.3%
106		Anadarko Petroleum Corp.	6,000
140		Apache Corp.	13,551
150		Chesapeake Energy Corp.	5,678
762		Chevron Corp.	66,881
546		ConocoPhillips	43,702
281		Devon Energy Corp.	23,270
120		ENSCO International, Inc.	6,462
1,795		ExxonMobil Corp.	160,042
140		Hess Corp.	9,971
244		Marathon Oil Corp.	13,640
10		Murphy Oil Corp.	715
140		Noble Corp.	7,298
70		Noble Energy, Inc.	5,043
260		Occidental Petroleum Corp.	18,140
60		Tesoro Petroleum Corp.	2,951
112	@	Transocean, Inc.	15,368
284		Valero Energy Corp.	18,480
50		XTO Energy, Inc.	3,091

			420,283

Oil & Gas Services: 0.5%
50		Baker Hughes, Inc.	4,014
284		Halliburton Co.	10,397
160	@	National Oilwell Varco, Inc.	10,904
320		Schlumberger Ltd.	29,904
120		Smith International, Inc.	7,526

			62,745

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII	as of November 30, 2007 (unaudited) (continued)

Shares			Value

Packaging & Containers: 0.1%
171		Ball Corp.	$7,909
110	@	Pactiv Corp.	2,794

			10,703

Pharmaceuticals: 1.9%
280		Abbott Laboratories	16,103
120		Allergan, Inc.	8,045
52		AmerisourceBergen Corp.	2,359
650		Bristol-Myers Squibb Co.	19,260
84		Cardinal Health, Inc.	5,086
370		Eli Lilly & Co.	19,592
130	@	Express Scripts, Inc.	8,808
85	@	Forest Laboratories, Inc.	3,277
286	@	Gilead Sciences, Inc.	13,310
70	@	Hospira, Inc.	3,031
140	@	Medco Health Solutions, Inc.	13,999
695		Merck & Co., Inc.	41,255
2,157		Pfizer, Inc.	51,250
590		Schering-Plough Corp.	18,467
110	@	Watson Pharmaceuticals, Inc.	3,224
281		Wyeth	13,797

			240,863

Pipelines: 0.2%
120		Questar Corp.	6,414
260		Spectra Energy Corp.	6,406
264		Williams Cos., Inc.	9,163

			21,983

Retail: 1.8%
80		Abercrombie & Fitch Co.	6,563
50	@	Autozone, Inc.	5,582
80	@	Bed Bath & Beyond, Inc.	2,516
189		Best Buy Co., Inc.	9,648
140	@	Big Lots, Inc.	2,614
250	@	Coach, Inc.	9,285
274		Costco Wholesale Corp.	18,468
464		CVS Caremark Corp.	18,602
148		Darden Restaurants, Inc.	5,889
132		Family Dollar Stores, Inc.	3,109
280		Gap, Inc.	5,712
342		Home Depot, Inc.	9,768
21		JC Penney Co., Inc.	927
100	@	Kohl’s Corp.	4,928
554		Lowe’s Cos., Inc.	13,523
409		McDonald’s Corp.	23,914
30		Nordstrom, Inc.	1,006
80		Polo Ralph Lauren Corp.	5,518
140		RadioShack Corp.	2,590
20	@	Sears Holding Corp.	2,110
129		Staples, Inc.	3,057
214	@	Starbucks Corp.	5,005
277		Target Corp.	16,637
248		TJX Cos., Inc.	7,276
110		Walgreen Co.	4,025
691		Wal-Mart Stores, Inc.	33,099
100		Wendy’s International, Inc.	2,803
254		Yum! Brands, Inc.	9,436

			233,610

Savings & Loans: 0.1%
770		Hudson City Bancorp., Inc.	11,719
357		Washington Mutual, Inc.	6,962
			18,681

Shares			Value

Semiconductors: 0.8%
106		Analog Devices, Inc.	$3,263
530		Applied Materials, Inc.	9,980
70	@	Broadcom Corp.	1,872
2,012		Intel Corp.	52,473
80		KLA-Tencor Corp.	3,846
100	@	MEMC Electronic Materials, Inc.	7,758
153		National Semiconductor Corp.	3,498
50	@	Novellus Systems, Inc.	1,301
185	@	Nvidia Corp.	5,835
200	@	QLogic Corp.	2,704
400		Texas Instruments, Inc.	12,628
60		Xilinx, Inc.	1,314

			106,472

Software: 1.3%
180	@	Adobe Systems, Inc.	7,585
152	@	Autodesk, Inc.	7,158
171		Automatic Data Processing, Inc.	7,705
195	@	BMC Software, Inc.	6,451
254		CA, Inc.	6,220
50	@	Electronic Arts, Inc.	2,810
70		Fidelity National Information Services, Inc.	3,025
106	@	Fiserv, Inc.	5,441
2,521		Microsoft Corp.	84,706
300	@	Novell, Inc.	2,106
1,222	@	Oracle Corp.	24,660
28		Paychex, Inc.	1,092

			158,959

Telecommunications: 2.0%
160	@	American Tower Corp.	7,286
1,905		AT&T, Inc.	72,790
237		CenturyTel, Inc.	10,103
70	@	Ciena Corp.	3,079
1,784	@	Cisco Systems, Inc.	49,988
478		Corning, Inc.	11,611
32		Embarq Corp.	1,630
200	@	JDS Uniphase Corp.	2,692
210	@	Juniper Networks, Inc.	6,241
593		Motorola, Inc.	9,470
622		Qualcomm, Inc.	25,365
320	@	Qwest Communications International, Inc.	2,122
701		Sprint Nextel Corp.	10,880
755		Verizon Communications, Inc.	32,624
400		Windstream Corp.	5,180

			251,061

Toys/Games/Hobbies: 0.0%
140		Hasbro, Inc.	3,888
			3,888
Transportation: 0.6%
60		CH Robinson Worldwide, Inc.	3,093
208		CSX Corp.	8,736
100		Expeditors International Washington, Inc.	4,692
158		FedEx Corp.	15,558
135		Norfolk Southern Corp.	6,913
123		Union Pacific Corp.	15,515
280		United Parcel Service, Inc. — Class B	20,630

			75,137

		Total Common Stock (Cost $4,310,324)	4,423,992

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII	as of November 30, 2007 (Unaudited) (continued)

Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Hotels: 0.0%
180	Host Hotels & Resorts, Inc.	$3,454

		3,454

Regional Malls: 0.0%
60	General Growth Properties, Inc.	2,786
30	Simon Property Group, Inc.	2,954

		5,740

Warehouse/Industrial: 0.1%
140	Prologis	9,159

	Total Real Estate Investment Trusts (Cost $20,436)	18,353

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.3%
Federal National Mortgage Corporation: 39.3%
$2,697,000	^, Z	3.330%, due 11/15/09	2,529,217
2,651,000	^, Z	3.340%, due 01/15/10	2,472,853

		Total U.S. Government Agency Obligations (Cost $4,942,252)	5,002,070

U.S. TREASURY OBLIGATIONS: 25.0%
U.S. Treasury STRIP: 25.0%
3,400,000	^^	3.110%, due 02/15/10	3,178,201

		Total U.S. Treasury Obligations (Cost $3,111,554)	3,178,201

		Total Long-Term Investments (Cost $12,384,566)	12,622,616

Shares			Value

SHORT-TERM INVESTMENTS: 1.1%
Mutual Fund: 0.1%
5,000	**	ING Institutional Prime Money Market Fund	5,000

		Total Mutual Fund (Cost $5,000)	5,000

Principal
Amount			Value

Repurchase Agreement: 1.0%
$129,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $129,048 to be received upon repurchase (Collateralized by $94,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $132,796, due 02/15/25)		$129,000

	Total Repurchase Agreement (Cost $129,000)		129,000

	Total Short-Term Investments (Cost $134,000)		134,000

	Total Investments in Securities (Cost $12,518,566)*	100.3%	$12,756,616
	Other Assets and Liabilities — Net	(0.3)	(32,443)

	Net Assets	100.0%	$12,724,173

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^	Interest Only (IO) Security

^^	Principal Only (PO) Security

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $12,601,804.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$386,226
Gross Unrealized Depreciation	(231,414)

Net Unrealized Appreciation	$154,812

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Funds, and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management Co. (“ING IM” or the “Sub-Adviser”), the Sub-Adviser to the Funds.
The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.
At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.
Overview of the Contract Renewal and Approval Process
Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as their review and approval of new advisory relationships.
Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

process, and each Fund is assigned to one of the two IRCs, which provides oversight regarding, among other matters, investment performance.
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of Advisory and Sub-Advisory Contracts.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by each Fund for certain comparison purposes during the renewal process.
As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of each Fund. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or SPG.
The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process are discussed below.
Nature, Extent and Quality of Service
In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Fund that provided information regarding the performance and expenses of the Fund and other similarly managed funds in an SPG, as well as information regarding the Fund’s investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser and the Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and ING IM; (6) financial statements for the Adviser and the Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance, fees and expenses compare to its SPG and/or designated benchmarks; (8) independent analyses of Fund performance by the Funds’ Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Funds; and (10) other information relevant to the Board’s evaluations.
For each Fund its Class A shares were used for purposes of certain comparisons to the funds in its SPG. Class A shares generally were selected so that the Fund class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in a Fund’s SPG were selected based upon criteria designed to mirror the Fund class being compared to the SPG.
In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board noted the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

resources that the Adviser has committed to the Board and to its IRCs to assist the Board and its committees with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Funds.
The Board also noted the techniques used by the Adviser to monitor the performance of ING IM and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance. In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Funds or among Funds available on a product platform, and the wide range of Funds available for exchange or transfer.
The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Funds’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs.
Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.
Fund Performance
In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, SPG and primary benchmarks. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which any such economies are reflected in

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

contractual fee rates. In this regard, the Board noted that, while the Funds have level fees without breakpoints, they benefit from waivers or reimbursements of advisory or other fees, and considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions.
In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.
Information Regarding Services to Other Clients
The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Funds.
Fee Rates and Profitability
The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to ING IM for sub-advisory services. In addition, the Board considered any existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.
The Board considered the fee structures of each Fund as they relate to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.
The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.
In their review of advisory fee rates, the Independent Trustees, from time to time, have directed the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds within the ING Funds complex. These remedial actions have included, among others: reductions in expense caps or management fee rates; reductions in Rule 12b-1 fees payable by a Fund; the merger of certain Funds with and into comparable Funds; and enhancements to the resources available to a Sub-Adviser when managing a Fund. As applicable, the Independent Trustees have requested these adjustments primarily on the basis of a Fund’s performance as compared to its peer group or benchmarks, or its management fee rate or overall expense ratio in relation to its peer group.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of ING IM’s sub-advisory fees primarily on the factors described for each Fund below.
Fund-by-Fund Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above.
For the ING Index Plus LargeCap Funds, which transitioned to their Index Plus Large Cap Periods before the end of the reporting period, in each case the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. In the case of the ING Principal Protection Funds still in their Guarantee Periods, the Fund’s performance was compared to its fixed income benchmark and equity benchmark, each a broad-based securities market index that appears in the Fund’s prospectus.
With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.
ING Index Plus LargeCap Equity Fund
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Plus LargeCap Equity Fund (formerly ING Principal Protection Fund), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.
In analyzing this performance data, the Board took into account that, in October 2006, the Fund commenced its Index Plus Large Cap Period and, with this transition, there was a change in the Fund’s investment strategy.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Index Plus LargeCap Equity Fund (formerly ING Principal Protection Fund), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in October 2006, the Fund’s investment strategy was changed in conjunction with its transition to the Index Plus Large Cap Period, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to assess performance; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

ING Index Plus LargeCap Equity Fund II
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Plus LargeCap Equity Fund II (formerly ING Principal Protection Fund II), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the three-year and five-year periods.
In analyzing this performance data, the Board took into account that, in February 2007, the Fund commenced its Index Plus Large Cap Period and, with this transition, there was a change in the Fund’s investment strategy.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Index Plus LargeCap Equity Fund II (formerly ING Principal Protection Fund II), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in February 2007 the Fund’s investment strategy was changed in conjunction with its transition to the Index Plus Large Cap Period, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to assess performance; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Index Plus LargeCap Equity Fund III
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Plus LargeCap Equity Fund III (formerly ING Principal Protection Fund III), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.
In analyzing this performance data, the Board took into account that, in June 2007, the Fund commenced its Index Plus Large Cap Period and, with this transition, there was a change in the Fund’s investment strategy.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Index Plus LargeCap Equity Fund III (formerly ING Principal Protection Fund III), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in June 2007 the Fund’s investment strategy was changed in conjunction with its transition to the Index Plus Large Cap Period, and it is reasonable to permit the Sub-Adviser to

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

continue to manage the Fund to assess performance; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Index Plus LargeCap Equity Fund IV (formerly, ING Principal Protection Fund IV)
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Plus LargeCap Equity Fund IV (formerly, ING Principal Protection Fund IV), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component outperformed its equity benchmark for all periods presented.
In analyzing the Fund’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Index Plus LargeCap Equity Fund IV (formerly, ING Principal Protection Fund IV), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Index Plus LargeCap Equity Fund IV, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement; and (2) in October 2007, in connection with the start of the Fund’s Index Plus Large Cap Period, the Fund’s management fee was reduced.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund V
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund V, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component outperformed its equity benchmark for all periods presented.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

In analyzing the Fund’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund V, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund V, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund VI
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VI, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component outperformed its equity benchmark for all periods presented.
In analyzing the Fund’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VI, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

expense ratio to be borne by shareholders) of ING Principal Protection Fund VI, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund VII
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VII, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component outperformed its equity benchmark for all periods presented.
In analyzing the Fund’s performance data, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VII, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund VII, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund VIII
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VIII, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component outperformed its equity benchmark for all periods presented.
In analyzing the Fund’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VIII, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund VIII, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

ING Principal Protection Fund IX
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund IX, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented with the exception of the most recent calendar quarter period, in which it underperformed its fixed income benchmark; and (2) the Fund’s equity component outperformed its equity benchmark for the year-to-date and one-year periods, but underperformed its equity benchmark for the most recent calendar quarter and three-year periods.
In analyzing the Fund’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund IX, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund IX, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund X
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund X, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund’s fixed income component outperformed its fixed income benchmark for the one-year and three-year periods, but underperformed its fixed income benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Fund’s equity component outperformed its equity benchmark for the one-year and three-year periods, but underperformed its equity benchmark for the most recent calendar quarter and year-to-date periods.
In analyzing the Fund’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s primary focus is preserving at least the principal

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund X, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund X, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund XI
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund XI, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund’s fixed income component outperformed its fixed income benchmark for the one-year and three-year periods, but underperformed its fixed income benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Fund’s equity component outperformed its equity benchmark for all periods presented with the exception of the most recent calendar quarter period, in which it underperformed its equity benchmark.
In analyzing the Fund’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund XI, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund XI, as compared to its Selected Peer

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund XII
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund XII, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund’s fixed income component outperformed its fixed income benchmark for the one-year and three-year periods, but underperformed its fixed income benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Fund’s equity component outperformed its equity benchmark for all periods presented.
In analyzing the Fund’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund XII, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund XII, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Custodian
The Bank of New York Mellon Corporation
One Wall Street,
New York, New York 10286
Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEPPFABCQ	(1107-012808)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust
By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 7, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 7, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: February 7, 2008